UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1. Reports to Shareholders.

Aberdeen Funds
Equity Series

Annual Report

October 31, 2019

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A – APJAX ■ Class C – APJCX ■ Class R – APJRX ■ Institutional Class – AAPIX ■ Institutional Service Class – AAPEX

Aberdeen China A Share Equity Fund (formerly, the Aberdeen China Opportunities Fund)

Class A – GOPAX ■ Class C – GOPCX ■ Class R – GOPRX ■ Institutional Class – GOPIX ■ Institutional Service Class – GOPSX

Aberdeen Dynamic Dividend Fund

Class A – ADAVX ■ Institutional Class – ADVDX

Aberdeen Emerging Markets Fund

Class A – GEGAX ■ Class C – GEGCX ■ Class R – GEMRX ■ Institutional Class – ABEMX ■ Institutional Service Class – AEMSX

Aberdeen Focused U.S. Equity Fund

Class A – MLSAX ■ Class C – MLSCX ■ Class R – GLSRX ■ Institutional Class – GGUIX ■ Institutional Service Class – AELSX

Aberdeen Global Equity Fund

Class A – GLLAX ■ Class C – GLLCX ■ Class R – GWLRX ■ Institutional Class – GWLIX ■ Institutional Service Class – GLLSX

Aberdeen Global Infrastructure Fund

Class A – AIAFX ■ Institutional Class – AIFRX

Aberdeen Income Builder Fund

Class A – AAADX ■ Institutional Class – AADDX

Aberdeen International Equity Fund

Class A – GIGAX ■ Class C – GIGCX ■ Class R – GIRRX ■ Institutional Class – GIGIX ■ Institutional Service Class – GIGSX

Aberdeen International Small Cap Fund

Class A – WVCCX ■ Class C – CPVCX ■ Class R – WPVAX ■ Institutional Class – ABNIX ■ Institutional Service Class – AGISX

Aberdeen Japanese Equities Fund

Class A – AJEAX ■ Class C – AJECX ■ Class R – AJERX ■ Institutional Class – AJEIX ■ Institutional Service Class – AJESX

Aberdeen U.S. Mid Cap Equity Fund

Class A – GUEAX ■ Class C – GUECX ■ Class R – GUERX ■ Institutional Class – GUEIX ■ Institutional Service Class – GUESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A – GXXAX ■ Class C – GXXCX ■ Class R – GGLRX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX

Aberdeen U.S. Small Cap Equity Fund

Class A – GSXAX ■ Class C – GSXCX ■ Class R – GNSRX ■ Institutional Class – GSCIX ■ Institutional Service Class – GSXIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen China A Share Equity Fund	Page 9
Aberdeen Dynamic Dividend Fund	Page 14
Aberdeen Emerging Markets Fund	Page 21
Aberdeen Focused U.S. Equity Fund	Page 28
Aberdeen Global Equity Fund	Page 33
Aberdeen Global Infrastructure Fund	Page 39
Aberdeen Income Builder Fund	Page 45
Aberdeen International Equity Fund	Page 52
Aberdeen International Small Cap Fund	Page 58
Aberdeen Japanese Equities Fund	Page 64
Aberdeen U.S. Mid Cap Equity Fund	Page 69
Aberdeen U.S. Multi-Cap Equity Fund	Page 75
Aberdeen U.S. Small Cap Equity Fund	Page 81
Financial Statements	Page 88
Notes to Financial Statements	Page 140
Report of Independent Registered Public Accounting Firm	Page 162
Other Tax Information	Page 163
Shareholder Expense Examples	Page 165
Management of the Funds	Page 170

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Form N-Q and Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The ongoing trade dispute between the U.S. and China – the world’s two largest economies – framed the backdrop of the global financial markets for much of the 12-month period ended October 31, 2019. It shared the spotlight in the second half of the period with the shift by most global central banks to an accommodative monetary policy. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Moving into 2019, investors’ optimism on a dovish monetary policy shift from the Fed and the European Central Bank (ECB) led to a recovery in the global markets. The rally was interrupted in May and again in August 2019, by a breakdown in U.S.-China trade negotiations. Nonetheless, subsequent reconciliatory gestures between both countries revived the markets each time. The Fed cut interest rates in three increments of 25 basis points (bps) – 0.25% – in July, September and October 2019. The ECB also reduced its benchmark interest rate further into negative territory, and launched another round of bond purchases. Prospects of an interim U.S.-China deal and a three-month extension of the UK’s Brexit deadline buoyed global equity markets towards the end of the reporting period.

Global equities weathered countless stretches of volatility yet garnered double-digit gains over the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returned 13.2% for the period. Shares of U.S. companies, as represented by the broader-market S&P 500 Index,2 returned 14.3% for the period, in line with the 14.2% return of the Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.3 European and Japanese stocks lagged the overall global market for the reporting period, with the MSCI Europe Index4 and the Tokyo Stock Price Index (TOPIX)5 returning 10.9% and 9.6%, respectively.

The U.S. equity market was bolstered during the reporting period by investors’ optimism regarding the Fed’s monetary policy easing and generally positive corporate earnings reports. This offset the negative impact of concerns about a possible global economic slowdown and trade policies in the U.S. under the administration of President Donald Trump. Trade tensions escalated in the summer of 2019, when President Trump threatened to impose additional tariffs on Chinese imports after negotiations stalled. Investors’ worries subsequently diminished towards the end of the reporting period as the U.S. and China appeared to reach a partial trade deal. Nonetheless, the trade situation between the two countries remains fluid and volatile.

The vicissitudes of U.S.-China trade relations caused the Asia-Pacific region markets to fluctuate significantly over the reporting period. Signs that trade talks were progressing supported investors’ risk appetite in early 2019, but the mood soured as renewed tensions led to more tariff hikes. Investors’ optimism returned later in the period as the U.S. and China appeared to reach a partial trade deal. However, the trade war added to investors’ worries about slowing global economic growth.

Emerging-market stocks, as measured by the MSCI Emerging Markets Index,6 returned 12.3% for the reporting period. In addition to the impact of trade tensions and global monetary bank policy easing, key national elections influenced investors in Brazil, Mexico, Thailand, India and Indonesia. The market in China was supported by the Chinese government’s pro-growth policies, which included several cuts to the required-reserve ratio for banks, relaxed funding rules for infrastructure projects, and targeted efforts to spur domestic demand.

International real estate equities, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,7 returned 20.6% for the reporting period, substantially outperforming the broader global equity market. The strongest performers were mostly emerging markets, including Indonesia, Mexico and Brazil. All of these countries had previously been among the hardest hit by investors’ worries about how global trade may react to the ongoing U.S. trade renegotiations. However, developed markets also saw strong performance over the period.

During the reporting period, global fixed-income markets benefited from the bold monetary policy responses from central banks, particularly the Fed. U.S. Treasury yields moved significantly lower across the curve as over US$16 trillion in global bonds traded at negative yields as of the end of the reporting period. Yields on the two- and ten-year Treasury notes fell 135 bps and 146 bps to 1.52% and 1.69%, respectively, over the reporting period. Consequently, the spread between the two- and ten-year Treasury yields narrowed by 11 bps to +17 bps after having inverted8 during the summer of 2019. The ECB reduced its Eurozone growth and inflation forecasts. In an effort to combat this expected weakening, the ECB cut the deposit rate by 10 bps to -0.5%, and resumed its asset-purchase program. Asian bonds also provided strong total returns over the period. With Asian credit yields at five-year highs, investors returned to the market, sparking a tightening in credit spreads. Chinese high-yield bonds, particularly those of Chinese property developers, were the primary beneficiaries of investors’ search for yield.

Outlook

Global equity prices have continued to rise despite deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a long shadow over most economies. For the most part, the service sector has been resilient, but whether it will remain so in the coming months, in our view, is worth monitoring. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We think that the “tit-for-tat” tariffs in the U.S.-China trade dispute indicate that trade policy has an increasingly greater influence on financial markets than monetary policy. The slowdown in global manufacturing triggered by trade uncertainty appears to be spilling over and affecting other sectors, labor markets and consumer spending. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

2019 Annual Report	1

Market Review (concluded)

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure, which is now expected to be on or before January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws will remain applicable for an additional transitional period following Exit Day under the exit deal struck between the UK and the EU. Following the UK general election in December 2019, which returned a Conservative Party majority, the agreement is expected to be approved by the UK Parliament. In any event, the UK has undertaken a process of “onshoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions regarding how cross-border financial services will work post-Exit Day. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds. However, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

________________________

1      The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

2      The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

3      The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

4      The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.

5      The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.

6      The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.

7      The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.

8       An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	2019 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned 20.54% for the year ended October 31, 2019, versus the 14.21% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index, during the same period.

Asian equities rose sharply over the 12-month period ended October 31, 2019, but the solid gains masked heightened volatility. The ebb and flow of U.S.-China trade relations caused Asian markets to seesaw. Signs that talks were progressing supported investors’ risk appetite in early 2019, but the mood soured as renewed tensions led to more tariff hikes. Investors’ optimism returned as the U.S. and China appeared to reach a partial trade deal. However, the trade war added to investors’ worries about slowing global economic growth. In response, major global central banks reversed their monetary policy tightening tilt. The U.S. Federal Reserve reduced its benchmark interest rate in three increments of 25 basis points (0.25%) in July, September and October 2019, while the European Central Bank resumed its bond purchases. This policy easing wave was mirrored across Asia, with central banks in China and India also unveiling fiscal support measures. Meanwhile, elections in Australia, India, Indonesia and Thailand all saw incumbents prevail, which augured well for policy continuity and reform. However, geopolitical risks ratcheted higher again towards the end of the reporting period. Several months of increasingly-violent anti-government protests pushed Hong Kong’s economy into recession, while tensions between Japan and Korea boiled over into curbs on exports of key raw materials for semiconductor chips.

The Fund outperformed its benchmark, the MSCI AC Asia Pacific ex Japan Index, for the reporting period, attributable mainly to strong stock selection in China. Although mainland China shares moved higher over the period, trade-linked uncertainty and economic growth concerns capped the market’s rise. The Fund’s holdings, which we believe are high-quality market leaders hitched to domestic demand, largely outpaced their peers during the reporting period.

The Fund’s holding in high-end liquor-maker Kweichow Moutai Co. Ltd. benefited from the government’s efforts to boost consumer spending, along with consistent earnings growth. Prospects of higher margins via increased direct sales and hopes for an improved dividend further bolstered its shares. Several other mainland China consumer holdings also boosted Fund performance, due to the companies’ generally better-than-expected results. Shares of duty-free retailer China International Travel Service Corp. Ltd. and home appliance maker Midea Group Co. Ltd. performed well over the reporting period. This offset the negative impact of the Fund’s lack of exposure to Alibaba Group Holding Ltd. While we acknowledge that the internet retailing giant is a strong business, we continue to monitor its progress in terms of corporate governance and better access to senior management.

By sector, the Fund’s exposure to financials and information technology enhanced relative performance for the reporting period. Among the Fund’s banking holdings, shares of Indonesia-based Bank Central Asia’s stock price moved higher due to investors’ expectations that its margins would expand due to rising credit demand and lower funding costs. Shares of India’s Kotak Mahindra Bank Ltd. rose as investors favored high-quality companies due to ongoing cash-crunch worries in the financials sector.

In the information technology sector, shares of optical products maker Sunny Optical Technology Group Co. Ltd. climbed amid improving orders and market-share gains for some of its major clients. Semiconductor packaging company ASM Pacific Technology Ltd. benefited from investors’ hopes for chip demand to recover on the back of faster-than-expected 5G wireless broadband deployment. We maintain a positive view on the longer-term outlook for the Asian technology sector as we believe that trends such as high-power computing, data centers and artificial intelligence are likely to spur demand for semiconductors and drive market expansion. Therefore, we added to the Fund’s technology exposure by initiating a position in ASML Holding N.V. The company is a global supplier of extreme ultra-violet lithography machines, which enables production of smaller chips at lower costs. Although ASML Holding is based in the Netherlands, the company generates the bulk of its sales in Asia and its clients include major semiconductor companies (and Fund holdings) Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) and Samsung Electronics Co. Ltd.

Conversely, the key detractors from Fund performance over the reporting period were hampered mainly by company-specific issues. Korean specialty chemicals group LG Chem Ltd.’s stock price declined on investors’ fears that a recovery in its battery business would take longer than expected. We are looking past the short-term concerns and remain upbeat about the company’s leadership in the electric vehicle-battery segment. In India, the Fund’s position in tobacco company ITC Ltd. weighed on performance as investors’ worries over new regulations and muted consumption pressured its shares. Nonetheless, we believe that ITC has executed its business effectively, and its margins have held up relatively well in similar past situations.

Other detractors from Fund performance during the reporting period included Hong Kong exchange-listed companies Swire Properties Ltd. and Jardine Strategic Holdings Ltd. Shares of both companies moved lower over the period as prolonged anti-government protests in Hong Kong took a toll on consumer confidence and residential demand in the city. Disappointing performance from some of its regional units further pressured Jardine Strategic Holdings. We recently reduced the Fund’s exposure to Hong Kong, preferring what we view as more attractive opportunities in mainland China. However, we participated in the initial public offering of Budweiser Brewing Company APAC Ltd. We think that the company’s competitive advantage lies in its brand equity, given its portfolio of premium beer brands. China contributes the bulk of its earnings, underpinned by an astute strategy skewed towards scale* and the proliferation of premium beers. The company holds a dominant market position in Korea and, in our view, is well-placed to grow in India and Vietnam as well.

Regarding key portfolio activity over the reporting period, in addition to Budweiser APAC, as previously noted, we initiated holdings in Bank Rakyat Indonesia Tbk; Australia-based Cochlear Ltd., a market-leading

*               Companies with scale have the capability to perform well under an increased or expanding workload,

2019 Annual Report	3

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

manufacturer of hearing implants; and Ultratech Cement Ltd., one of the India’s largest manufacturers of cement and cement-related products.

In India, we established a new position in SBI Life Insurance Co. Ltd., the country’s largest private life insurer. In our view, the company has a solid capital base and access to the extensive branch network of its parent. We believe that it is well-placed as India’s middle class shifts from public-sector insurers to private ones.

Meanwhile, as the Chinese government has been seeking to strengthen national energy security by raising domestic output, we initiated a holding in state-owned oil company CNOOC Ltd. The company is one of mainland China’s biggest oil exploration and production companies. We believe that steady production growth and disciplined capital management should drive its earnings higher, while healthy cash flows and a net-cash balance sheet support an attractive dividend yield.

In contrast, we exited the Fund’s positions in three Korean holdings. Cosmetics maker AmorePacific Group Inc.’s earnings remained relatively weak despite improving tourism, while its China business also seemed to be stalling. Another exited holding was retailer E-mart Inc., as we thought that a challenging macroeconomic backdrop would hamper its core domestic hypermarket business. We also harbored doubts about whether a recent U.S. acquisition would add value to its business. Finally, we sold the Fund’s shares in internet company Naver Corp. While its core Korean search business was still generating cash, the returns on investments that the company had made in other parts of the business were taking longer than expected.

In our view, investor sentiment towards Asian stocks seems to be improving following the interim U.S.-China trade deal, but a full recovery remains uncertain. The situation appears fluid and any delay or reversal could put markets on the back foot again. The conflict already has taken a toll on the global economy, which generally is expected to soften even more. In Asia, manufacturing and exports have been hardest hit, while consumer and business confidence is weakening as well. Nevertheless, despite the deceleration, Asia still contributes over two-thirds of global economic growth and remains the world’s fastest-growing region. Governments and central banks are broadly aligned in their efforts to support domestic demand and cushion the impact of the slowdown. Meanwhile, there are signs that earnings downgrades are stabilizing. We think that more upbeat forecasts from technology heavyweights reflect investors’ hopes that the semiconductor chip cycle is on the mend. This optimism comes amid signs of faster 5G wireless broadband adoption, which is among the structural drivers of Asia’s long-term growth. Other key themes include the shifting spending trends of the middle class and growing infrastructural needs. We believe that the Fund is well-positioned in these areas, underpinned by our consistent, bottom-up investment approach. The market leadership, healthy financial conditions, and experienced management give us confidence that the Fund’s holdings have the qualities to deliver sustainable long-term returns.

Portfolio Management:

Asian Equities Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	2019 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2019)		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC	20.15%	4.65%	4.81%
	w/SC3	13.24%	3.41%	4.00%
Class C2	w/o SC	19.37%	3.92%	4.07%
	w/SC4	18.37%	3.92%	4.07%
Class R2,5	w/o SC	19.87%	4.42%	4.55%
Institutional Service Class[5]	w/o SC	20.43%	4.86%	5.90%
Institutional Class[5]	w/o SC	20.54%	4.93%	5.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             Fund commenced operations on November 16, 2009.

2             Returns before the first offering of Class A, Class C and Class R shares (February 28, 2012) are based on the previous performance of the Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the difference in expenses of the classes.

3             A 5.75% front-end sales charge was deducted.

4             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

5             Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*      Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region. With 1,271 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries in the index are: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	5

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	96.3%
Preferred Stocks	6.0%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(2.7%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	26.8%	*
Information Technology	18.8%
Communication Services	11.1%
Consumer Discretionary	10.2%
Materials	8.0%
Consumer Staples	7.2%
Real Estate	7.1%
Health Care	5.9%
Industrials	5.8%
Energy	1.4%
Other	(2.3%)
	100.0%

*    As of October 31, 2019, the Fund’s holdings in the Financials sector were allocated to three industries: Commercial Banks (13.8%), Insurance (8.0%) and Diversified Financial Services (5.0%).

Top Holdings*
Tencent Holdings Ltd.	6.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.0%
Samsung Electronics Co., Ltd.	6.0%
Ping An Insurance Group Co. of China Ltd., H Shares	3.6%
Housing Development Finance Corp. Ltd.	3.5%
AIA Group Ltd.	3.3%
CSL Ltd.	2.7%
China Resources Land Ltd.	2.6%
Bank Central Asia Tbk PT	2.6%
Tata Consultancy Services Ltd.	2.6%
Other	60.9%
100.0%

*   For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	29.4%
India	14.9%
Hong Kong	11.6%
Singapore	7.9%
Australia	7.8%
South Korea	7.7%
Taiwan	7.2%
Indonesia	6.4%
Thailand	3.1%
Philippines	2.6%
Other	1.4%
100.0%

6	2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.3%)
AUSTRALIA (7.8%)
Consumer Discretionary (1.6%)
Aristocrat Leisure Ltd. (a)	4,673	$101,895
Energy (0.6%)
Woodside Petroleum Ltd. (a)	1,600	35,462
Health Care (3.7%)
Cochlear Ltd. (a)	470	68,568
CSL Ltd. (a)	992	174,946
		243,514
Materials (1.9%)
BHP Group PLC (a)	5,887	124,866
		505,737
CHINA (29.4%)
Communication Services (9.1%)
Autohome, Inc., ADR (b)	934	78,979
China Mobile Ltd. (a)	13,500	109,710
Tencent Holdings Ltd. (a)	9,900	401,573
		590,262
Consumer Discretionary (6.2%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(c)	10,399	133,424
Huazhu Group Ltd., ADR	1,912	72,388
Midea Group Co. Ltd., A Shares (Stock Connect) (a)(c)	11,399	89,829
SAIC Motor Corp. Ltd., A Shares (a)(c)	15,315	51,108
Yum China Holdings, Inc.	1,331	56,568
		403,317
Consumer Staples (1.8%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(c)	700	117,227
Energy (0.8%)
CNOOC Ltd. (a)	37,000	55,065
Financials (3.6%)
Ping An Insurance Group Co. of China Ltd., H Shares (a)	20,500	236,607
Health Care (1.2%)
Wuxi Biologics Cayman, Inc. (a)(b)(d)	6,500	76,384
Industrials (0.8%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(c)	4,998	54,130
Information Technology (2.3%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(c)	16,600	76,081
Sunny Optical Technology Group Co. Ltd. (a)	4,600	73,940
		150,021

	Shares or Principal Amount	Value
Materials (1.0%)
Anhui Conch Cement Co. Ltd., H Shares (a)	11,000	$65,744
Real Estate (2.6%)
China Resources Land Ltd. (a)	40,000	170,115
		1,918,872
HONG KONG (11.6%)
Consumer Staples (1.0%)
Budweiser Brewing Co. APAC Ltd. (b)(d)	19,100	69,834
Financials (5.3%)
AIA Group Ltd. (a)	21,600	215,097
Hong Kong Exchanges & Clearing Ltd. (a)	3,109	96,858
HSBC Holdings PLC (a)	4,267	32,204
		344,159
Industrials (1.9%)
Jardine Strategic Holdings Ltd. (a)	3,800	122,709
Information Technology (1.1%)
ASM Pacific Technology Ltd. (a)	5,300	74,003
Real Estate (2.3%)
Hang Lung Group Ltd. (a)	16,000	40,074
Swire Properties Ltd. (a)	34,500	108,504
		148,578
		759,283
INDIA (14.9%)
Consumer Discretionary (0.3%)
Hero MotoCorp Ltd. (a)	529	20,187
Consumer Staples (3.8%)
Hindustan Unilever Ltd. (a)	2,494	76,623
ITC Ltd. (a)	46,056	167,503
		244,126
Financials (7.2%)
HDFC Bank Ltd. (a)	3,840	66,514
Housing Development Finance Corp. Ltd. (a)	7,569	227,705
Kotak Mahindra Bank Ltd. (a)	4,840	106,855
SBI Life Insurance Co. Ltd. (a)(d)	5,000	69,937
		471,011
Information Technology (2.6%)
Tata Consultancy Services Ltd.	5,289	169,608
Materials (1.0%)
Grasim Industries Ltd. (a)	1,574	17,080
UltraTech Cement Ltd. (a)	850	49,642
		66,722
		971,654
INDONESIA (6.4%)
Consumer Discretionary (2.1%)
Astra International Tbk PT (a)	271,600	134,334

See accompanying Notes to Financial Statements.

2019 Annual Report	7

Statement of Investments (concluded)

October 31, 2019
Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
INDONESIA (continued)
Consumer Staples (0.6%)
Unilever Indonesia Tbk PT (a)	13,600	$42,346
Financials (3.7%)
Bank Central Asia Tbk PT (a)	75,900	169,889
Bank Rakyat Indonesia Persero Tbk PT (a)	234,700	70,324
		240,213
		416,893
MALAYSIA (1.0%)
Financials (1.0%)
Public Bank Bhd (a)	13,100	63,579
NETHERLANDS (0.8%)
Information Technology (0.8%)
ASML Holding NV (a)	209	54,782
PHILIPPINES (2.6%)
Financials (0.7%)
Bank of the Philippine Islands (a)	23,455	44,810
Industrials (1.9%)
Ayala Corp. (a)	7,470	126,477
		171,287
SINGAPORE (7.9%)
Communication Services (0.8%)
Singapore Telecommunications Ltd. (a)	22,400	54,243
Financials (4.4%)
DBS Group Holdings Ltd. (a)	4,715	89,872
Oversea-Chinese Banking Corp. Ltd. (a)	17,332	139,336
United Overseas Bank Ltd. (a)	2,974	58,550
		287,758
Industrials (1.2%)
Keppel Corp. Ltd. (a)	15,000	75,531
Real Estate (1.5%)
City Developments Ltd. (a)	12,000	95,030
		512,562
SOUTH KOREA (1.7%)
Materials (1.7%)
LG Chem Ltd. (a)	428	112,926
TAIWAN (7.2%)
Communication Services (1.2%)
Taiwan Mobile Co. Ltd. (a)	20,100	74,944
Information Technology (6.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	40,000	391,992
		466,936

	Shares or Principal Amount	Value
THAILAND (3.1%)
Health Care (1.0%)
Bangkok Dusit Medical Services PCL, Foreign Shares (a)	87,800	$69,797
Materials (1.4%)
Siam Cement PCL (The), Foreign Shares (a)	7,400	89,989
Real Estate (0.7%)
Central Pattana PCL, Foreign Shares (a)	21,200	44,942
		204,728
UNITED KINGDOM (1.9%)
Financials (0.9%)
Standard Chartered PLC (a)	6,071	55,088
Materials (1.0%)
Rio Tinto PLC – London Listing (a)	1,271	66,170
		121,258
Total Common Stocks		6,280,497
PREFERRED STOCKS (6.0%)
SOUTH KOREA (6.0%)
Information Technology (6.0%)
Samsung Electronics Co., Ltd. (a)	11,106	390,940
Total Preferred Stocks		390,940
SHORT-TERM INVESTMENT (0.4%)
UNITED STATES (0.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (e)	26,437	26,437
Total Short-Term Investment		26,437
Total Investments (Cost $6,021,516) (f)—102.7%		6,697,874
Liabilities in Excess of Other Assets—(2.7)%		(176,943)
Net Assets—100.0%		$6,520,931

(a)     Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)     Non-income producing security.

(c)     China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(d)    Denotes a security issued under Regulation S or Rule 144A.

(e)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(f)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR               American Depositary Receipt

PLC                 Public Limited Company

See accompanying Notes to Financial Statements.

8	2019 Annual Report

Aberdeen China A Share Equity Fund (Unaudited)

Effective June 13, 2019, (i) the Fund’s 80% policy was narrowed to provide that the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in A-Share equity securities of mainland China-based companies that are denominated in renminbi and listed on the Shenzhen and Shanghai stock exchanges; and (ii) the Fund changed its name from the Aberdeen China Opportunities Fund to the Aberdeen China A Share Equity Fund. Effective May 1, 2019, the Morgan Stanley Capital International (MSCI) China A Onshore Index replaced the MSCI Zhong Hua Index as the Fund’s primary benchmark.

Aberdeen China A Share Equity Fund (Institutional Class shares net of fees) returned 29.59% for the 12-month period ended October 31, 2019, versus the 26.24% return of its benchmark, the Morgan Stanley Capital International (MSCI) China A Onshore Index, during the same period. For further comparison, the Fund’s former benchmark, the MSCI Zhong Hua Index, returned 13.83% for the period.

Chinese onshore-listed A shares posted significant gains over the 12-month period ended October 31, 2019. A strong rally in the first quarter of 2019 helped the market overcome several downturns experienced across the remainder of the reporting period. The market was supported by the Chinese government’s pro-growth policies, which included several cuts to the required-reserve ratio for banks, relaxed funding rules for infrastructure projects, and targeted efforts to spur domestic demand. Investor sentiment also was buoyed by what appeared to be progress in U.S.-China trade talks, monetary policy easing by global central banks, and a positive technology sector outlook due to faster-than-expected roll-out of 5G wireless broadband-enabled mobile phones. More significantly, investors favored A shares over offshore-listed stocks due to their domestic focus, which made them less vulnerable to ongoing trade-related uncertainties. Market index provider MSCI’s move to raise the weighting of A shares in its benchmarks provided a further boost. The market’s gains were hindered somewhat over the reporting period by news that China’s economic growth was at its slowest level in nearly three decades, hampered by ongoing “tit-for-tat” trade tariffs between China and the U.S.

The Fund outperformed its benchmark, the MSCI China A Onshore Index, for the reporting period due primarily to overall stock selection.

The transition of the Chinese economy towards services and away from investment-led growth was reflected in consumer businesses’ expansion over the period. While valuations in some cases appeared to be high, earnings growth has been relatively resilient among the Fund’s holdings and, in our view, justifies their premium valuations. The top contributors to the Fund’s relative performance were food and beverage, travel-related, and healthcare stocks.

The holding in high-end liquor producer Kweichow Moutai Co. Ltd. was a key contributor to Fund performance, as investors anticipate that it will benefit from the shift towards more direct sales channels. The company’s share price exceeded 1,000 renminbi (about US$142.00) in June 2019 – a milestone for mainland China stocks.

Duty-free retail is a nascent market in China that is generally expected to perform well over the next few years. The opening of more inner-city duty-free stores around the country lifted profits for China International Travel Services Corp. Ltd. and Shanghai International Airport Co. Ltd. The market appeared to take a positive view of the earnings boost that came from these companies’ greater penetration in the duty-free retail sector.

Shares of the Fund’s holding in China’s largest eyecare hospital, Aier Eye Hospital Group Co. Ltd., advanced during the reporting period due to earnings growth that was supported by its expansion. The company is acquiring a stake in its Singapore-listed peer, ISEC Healthcare Ltd. (which the Fund does not hold), in an effort to replicate its domestic success overseas.

We exited the Fund’s position in machine-tool equipment maker Han’s Laser Technology Industry Group Co., Ltd., which detracted from performance for the reporting period, due to relative weakness in its business and controversy over its investment plan in Europe. The company has been spending a considerable amount of money on building a research-and-development center and hotel complex in Switzerland. We will continue to engage with Han’s Laser Technology Industry Group on this issue as we evaluate the company going forward.

During the reporting period, we sold the Fund’s shares in Beijing Yanjing Brewery Co. Ltd. due to worsening industry dynamics. We are still monitoring the company as it remains a market leader in northern China. In its place, we initiated a holding in Chinese liquor distiller Wuliangye Yibin Co. Ltd., which in our view is a beneficiary of growing demand among the Chinese middle class for premium and deluxe baijiu (a popular clear grain-based liquor).

We also established a new position in contract-research organization Hangzhou Tigermed Consulting Co Ltd., which contributed to Fund performance during the reporting period. The company is benefiting from increasing demand for clinical trials and ancillary services, especially given the Chinese government’s efforts to improve drug quality.

Another new addition to the Fund was Beijing Sinnet Technology Co. Ltd., an internet services provider which also builds data centers. We believe that demand for cloud computing and other internet services will be driven by the adoption of 5G wireless broadband, artificial intelligence, and the internet of things.*

Going forward, trade tensions are compounding worries about the health of the global economy, along with warning signs in bond markets of a downturn. We think that this will continue to dampen Chinese exports, business sentiment and capital expenditure. While trade talks have recently shown the potential for a breakthrough, we do not believe that a comprehensive resolution is likely anytime soon. We have managed risks in the Fund by holding A shares of companies with customers and supply chains that are largely based in China. This means that the bulk of their revenues and costs are renminbi-based, insulating them from the trade war. In our opinion, the soundness of

*               The internet of things refers to the growing network of physical objects that feature an IP address for internet connectivity, as well as the communication that occurs between these objects and other internet-enabled devices and systems.

2019 Annual Report	9

Aberdeen China A Share Equity Fund (Unaudited) (concluded)

this strategy is indicated by the number of the Fund’s holdings that bucked the trend of an earnings slowdown in the past several quarters.

We believe that the Chinese government will maintain its targeted stimulus measures, including infrastructure spending, in an effort to support employment and economic growth. At the same time, we anticipate that policymakers will pay heed to leverage risks and stay committed to structural reform. We think that a positive impact from the stimulus measures will flow through, but not all companies will benefit.

Over the long term, we think that domestic economic growth, driven by rising income, will continue to bolster the earnings of companies in China, along with the increasing use of new technologies. Therefore, we believe that stock selection remains essential, given our bottom-up investment approach.

Portfolio Management:

Asian Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

10	2019 Annual Report

Aberdeen China A Share Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	29.21%	5.75%	5.49%
	w/SC2	21.79%	4.50%	4.87%
Class C	w/o SC	28.24%	5.03%	4.76%
	w/SC3	27.24%	5.03%	4.76%
Class R3	w/o SC	28.75%	5.38%	5.14%
Institutional Service Class[4]	w/o SC	29.52%	5.99%	5.76%
Institutional Class[4]	w/o SC	29.59%	6.08%	5.78%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1

The Fund changed its investment strategies effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund.

2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China A Share Equity Fund, MSCI China A (Onshore) Index, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Effective May 1, 2019, the MSCI China A (Onshore) Index replaced the MSCI Zhong Hua Index as the Fund’s primary benchmark. The Fund’s adviser believes that the MSCI China A (Onshore) Index is a more meaningful comparison index given the Fund’s strategies, composition and increase in holdings in China A shares. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI China A Onshore Index captures large and mid cap representation across China securities listed on the Shanghai and Shenzhen exchanges

The MSCI Zhong Hua Index is a composite index that comprises the MSCI China and MSCI Hong Kong Index. The index captures large and mid cap representation across all China securities (B shares, H shares, Red Chips, P Chips and foreign listed shares) as well as Hong Kong securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	11

Aberdeen China A Share Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	89.3%
Exchange-Traded Funds	5.2%
Short-Term Investment	5.2%
Other Assets in Excess of Liabilities	0.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	22.7%
Consumer Staples	17.8%
Consumer Discretionary	14.4%
Health Care	9.9%
Information Technology	9.4%
Industrials	6.7%
Real Estate	4.9%
Materials	2.4%
Energy	1.1%
Other	10.7%
100.0%

Top Holdings*
Ping An Insurance Group Co. of China Ltd., A Shares	7.9%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	7.8%
China International Travel Service Corp. Ltd., A Shares (Stock Connect)	7.0%
Aier Eye Hospital Group Co. Ltd., A Shares	4.7%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)	4.4%
China Merchants Bank Co. Ltd., A Shares	4.3%
Foshan Haitian Flavouring & Food Co. Ltd., A Shares	3.9%
Shanghai International Airport Co. Ltd., A Shares (Stock Connect)	3.9%
Xtrackers Harvest CSI 300 China A-Shares ETF	3.9%
China Vanke Co. Ltd., A Shares	3.3%
Other	48.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	93.2%
United States	6.5%
Other	0.3%
100.0%

12	2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen China A Share Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.3%)
CHINA (89.3%)
Consumer Discretionary (14.4%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(b)	76,844	$984,212
Fuyao Glass Industry Group Co. Ltd., A Shares (a)(b)	54,000	162,745
Haier Smart Home Co. Ltd., A Shares (a)(b)	130,900	296,958
Hangzhou Robam Appliances Co. Ltd., A Shares (a)(b)	31,105	138,883
Midea Group Co. Ltd., A Shares (Stock Connect) (a)(b)	35,500	279,262
SAIC Motor Corp. Ltd., A Shares (a)(b)	49,200	163,897
		2,025,957
Consumer Staples (17.8%)
Angel Yeast Co. Ltd., A Shares (a)(b)	46,626	199,597
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (a)(b)	35,000	554,433
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (a)(b)	36,000	147,994
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(b)	6,600	1,103,338
Wuliangye Yibin Co. Ltd., A Shares (a)(b)	11,499	214,857
Yonghui Superstores Co. Ltd., A Shares (a)(b)	245,300	290,052
		2,510,271
Energy (1.1%)
G3 Exploration Ltd. (c)	53,000	14,692
PetroChina Co. Ltd., H Shares (a)	292,000	142,397
		157,089
Financials (22.7%)
Bank of Ningbo Co. Ltd., A Shares (a)(b)	84,515	323,583
China Construction Bank Corp., Class H (a)	452,000	362,174
China Life Insurance Co. Ltd., H Shares (a)	73,000	187,733
China Merchants Bank Co. Ltd., A Shares (a)(b)	119,332	600,328
Industrial & Commercial Bank of China Ltd., Class H (a)	584,000	418,374
Ping An Bank Co. Ltd., A Shares (a)	83,700	192,916
Ping An Insurance Group Co. of China Ltd., A Shares (a)(b)	89,533	1,116,455
		3,201,563
Health Care (9.9%)
Aier Eye Hospital Group Co. Ltd., A Shares (a)(b)	116,750	654,526
Beijing Tongrentang Co. Ltd., A Shares (a)(b)	42,000	163,733
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., A Shares (a)(b)	62,300	260,229
Hangzhou Tigermed Consulting Co. Ltd., A Shares (a)(b)	31,908	309,027
		1,387,515
Industrials (6.7%)
Ningbo Zhoushan Port Co. Ltd., A Shares (a)(b)	248,100	129,411
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(b)	51,159	553,093

	Shares or Principal Amount	Value
Shenzhen Airport Co. Ltd., A Shares (Stock Connect) (a)(b)	191,501	$260,962
		943,466
Information Technology (9.4%)
Beijing Sinnet Technology Co. Ltd., A Shares (a)(b)	115,500	285,648
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(b)	136,250	623,362
Venustech Group, Inc., A Shares (a)(b)	89,600	419,640
		1,328,650
Materials (2.4%)
Anhui Conch Cement Co. Ltd., A Shares (a)(b)	57,100	341,377
Real Estate (4.9%)
China Vanke Co. Ltd., A Shares (a)(b)	123,973	465,910
China World Trade Center Co. Ltd., A Shares (a)(b)	89,949	219,568
		685,478
		12,581,366
Total Common Stocks		12,581,366
EXCHANGE-TRADED FUNDS (5.2%)
CHINA (3.9%)
Xtrackers Harvest CSI 300 China A-Shares ETF (b)	19,424	542,318
UNITED STATES (1.3%)
KraneShares Bosera MSCI China A ETF (b)	5,970	184,235
Total Exchange-Traded Funds		726,553
SHORT-TERM INVESTMENT (5.2%)
UNITED STATES (5.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (d)	737,693	737,693
		737,693
Total Short-Term Investment		737,693
Total Investments (Cost $13,924,379) (e)—99.7%		14,045,612
Other Assets in Excess of Liabilities—0.3%		40,435
Net Assets—100.0%		$14,086,047

(a)     Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)     China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(c)     Non-income producing security.

(d)    Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(e)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF                 Exchange-Traded Fund

See accompanying Notes to Financial Statements.

2019 Annual Report	13

Aberdeen Dynamic Dividend Fund (Unaudited)

Aberdeen Dynamic Dividend Fund (Institutional Class shares net of fees) returned 10.60% for the 12-month period ended October 31, 2019, versus the 13.22% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, during the same period.

Global equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S. broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points (0.25%) in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift toward the end of the reporting period.

At the individual stock level, key detractors from the Fund’s relative performance were overweight positions in Kraft Heinz Co., Nokia and FedEx Corp. Kraft Heinz Co. is a U.S.-based food company that was formed by the merger of Kraft Foods and Heinz in July 2015. Its shares performed poorly as the company reported a very weak fourth quarter of 2018, with revenues and earnings that fell short of expectations. In addition, the company took a $15 billion write-down and cut its dividend. Nokia is a Finnish multinational telecommunications, information technology and consumer electronics company. Toward the end of April 2019, the company announced weak first quarter results, with gross and operating margins coming under pressure due to the competitive environment, the cost of 5G trials, product mix issues, service cost overruns and operational execution. Then, in October 2019, Nokia lowered its guidance for 2020 and the company announced it would pause dividend payments to raise investments in 5G and only resume them when its cash position improves. Shares of multinational courier delivery services company FedEx declined due to the challenging air freight environment, the loss of Amazon business, and continued execution issues surrounding its acquisition of TNT. These headwinds have driven FedEx to reduce guidance several times.

Conversely, key contributors to the Fund’s performance relative to its benchmark during the reporting period included holdings in Tower Bersama Infrastructure, LaSalle Logiport REIT and Ferrovial. Neither Tower Bersama Infrastructure nor LaSalle Logiport REIT are constituents of the benchmark, whereas the Fund had an overweight position in Ferrovial. Tower Bersama Infrastructure is one of the largest telecommunication tower providers in Indonesia. The company reported higher tenancy ratios throughout the year, which helped its earnings to grow. In addition, there are expectations that mobile network operators will increase capital expenditures to expand their networks. LaSalle Logiport REIT focuses on investments in prime logistics within the Tokyo and Osaka areas. It announced impressive fiscal semiannual results in mid-April 2019. Management also reported impressive progress on occupancy rates at its recently acquired properties. Toward the end of May, the company raised ¥12 billion (about US$110 million) via an equity offering for further investment in five distribution facilities. The company subsequently raised its distribution per unit guidance for both 2019 and 2020. Finally, in September, the company raised an additional ¥22 billion (roughly US$202 million) to acquire two logistics facilities. Ferrovial is a Spanish multinational company involved in the design, construction, financing, operation and maintenance of transport infrastructure and urban services. Its shares rallied as investors anticipated the sale of its services division, which would allow the company to focus on its infrastructure and construction businesses.

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro.

Global equity prices have continued to rise in spite of deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a deep shadow over most economies. The service sector has, for the most part, been resilient, but whether it will remain so in the coming months is worth monitoring, in our view. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We believe that monetary-policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it most likely will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Against this backdrop of unpredictable trade and political uncertainty, we remain focused on our quality approach. We regularly review the investment case for all the Fund’s holdings to assess whether their structural growth drivers are still intact. In our opinion, these companies’ clear economic moats,2 robust balance sheets and stable cash flows should enable the Fund to perform well despite market fluctuations.

1        The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2        A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

14	2019 Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited) (concluded)

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report	15

Aberdeen Dynamic Dividend Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	10.30%	7.13%	N.A.	8.71%
	w/SC2	4.08%	5.89%	N.A.	7.89%
Institutional Class[3]	w/o SC	10.60%	7.40%	7.46%	5.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2             A 5.75% front-end sales charge was deducted.

3             Not subject to any sales charges.

4             Predecessor Fund commenced operations on September 22, 2003. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*    Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

16	2019 Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	97.6%
Preferred Stocks	1.2%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	0.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	16.9%
Information Technology	14.1%
Health Care	13.6%
Consumer Discretionary	9.7%
Industrials	9.5%
Communication Services	8.2%
Consumer Staples	7.7%
Energy	6.6%
Materials	4.9%
Utilities	4.7%
Other	4.1%
100.0%

Top Holdings*
Apple, Inc.	2.3%
Intel Corp.	1.8%
Microsoft Corp.	1.7%
Vodafone Group PLC	1.5%
Standard Chartered PLC	1.4%
Charles Schwab Corp. (The)	1.4%
Lowe’s Cos., Inc.	1.4%
Alphabet, Inc., Class C	1.4%
Aptiv PLC	1.4%
NextEra Energy, Inc.	1.3%
Other	84.4%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	52.2%
United Kingdom	9.8%
Switzerland	4.6%
France	4.3%
Germany	3.6%
Japan	3.2%
Finland	2.6%
South Korea	2.3%
Canada	2.3%
Hong Kong	2.1%
Other	13.0%
100.0%

2019 Annual Report	17

Statement of Investments

October 31, 2019
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.6%)
AUSTRALIA (1.2%)
Consumer Staples (1.2%)
Treasury Wine Estates Ltd. (a)	121,100	$1,468,113
BRAZIL (1.7%)
Industrials (1.7%)
CCR SA	288,400	1,182,221
Cosan Logistica SA (b)	196,400	993,141
		2,175,362
CANADA (2.3%)
Energy (1.3%)
Enbridge, Inc.	45,000	1,638,450
Materials (1.0%)
Barrick Gold Corp.	70,876	1,230,407
		2,868,857
CHINA (0.5%)
Industrials (0.5%)
CRRC Corp. Ltd., Class H (a)	894,950	598,574
FINLAND (2.6%)
Information Technology (0.7%)
Nokia OYJ (a)	261,600	960,336
Materials (1.9%)
Stora Enso OYJ, R Shares (a)	93,135	1,209,983
UPM-Kymmene OYJ (a)	35,871	1,168,299
		2,378,282
		3,338,618
FRANCE (4.3%)
Energy (1.0%)
TOTAL SA, ADR	24,300	1,278,909
Financials (1.2%)
AXA SA (a)	56,500	1,495,624
Industrials (0.9%)
Alstom SA (a)	26,194	1,133,236
Utilities (1.2%)
Veolia Environnement SA (a)	58,500	1,539,940
		5,447,709
GERMANY (3.6%)
Financials (1.2%)
Deutsche Boerse AG (a)	10,000	1,548,596
Health Care (1.2%)
Bayer AG (a)	19,900	1,543,766
Information Technology (1.2%)
Infineon Technologies AG (a)	77,100	1,493,332
		4,585,694

	Shares or Principal Amount	Value
HONG KONG (2.1%)
Financials (2.1%)
AIA Group Ltd. (a)	154,600	$1,539,540
Hong Kong Exchanges & Clearing Ltd. (a)	38,100	1,186,969
		2,726,509
INDONESIA (1.2%)
Communication Services (1.2%)
Tower Bersama Infrastructure Tbk PT (a)	3,277,200	1,476,465
JAPAN (3.2%)
Financials (1.1%)
Mitsubishi UFJ Financial Group, Inc. (a)	263,900	1,368,134
Health Care (1.1%)
Shionogi & Co. Ltd. (a)	23,400	1,404,535
Real Estate (1.0%)
LaSalle Logiport REIT (a)	900	1,339,764
		4,112,433
LUXEMBOURG (0.9%)
Materials (0.9%)
ArcelorMittal	73,400	1,087,788
NETHERLANDS (1.1%)
Consumer Staples (1.1%)
Unilever NV (a)	22,900	1,353,543
NORWAY (1.1%)
Communication Services (1.1%)
Telenor ASA (a)	75,800	1,418,654
SINGAPORE (1.3%)
Financials (1.3%)
Oversea-Chinese Banking Corp. Ltd. (a)	197,800	1,590,155
SOUTH KOREA (1.1%)
Materials (1.1%)
LG Chem Ltd. (a)	5,200	1,371,994
SPAIN (1.2%)
Industrials (1.2%)
Ferrovial SA (a)	53,706	1,584,498
SWEDEN (2.0%)
Consumer Staples (1.3%)
Essity AB, Class B (a)	53,200	1,662,006
Financials (0.7%)
Swedbank AB, A Shares (a)	60,700	850,607
		2,512,613
SWITZERLAND (4.6%)
Consumer Staples (1.2%)
Nestle SA (a)	14,000	1,497,738
Financials (1.2%)
Zurich Insurance Group AG (a)	4,000	1,566,800

See accompanying Notes to Financial Statements.

18	2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWITZERLAND (continued)
Health Care (2.2%)
Novartis AG (a)	15,000	$1,310,628
Roche Holding AG (a)	4,800	1,444,588
		2,755,216
		5,819,754
UNITED KINGDOM (9.8%)
Communication Services (2.5%)
Cineworld Group PLC (a)	421,900	1,215,734
Vodafone Group PLC (a)	954,900	1,948,683
		3,164,417
Energy (1.1%)
BP PLC, ADR	35,800	1,357,178
Financials (1.4%)
Standard Chartered PLC (a)	200,400	1,818,416
Health Care (2.3%)
Dechra Pharmaceuticals PLC (a)	39,300	1,340,585
GlaxoSmithKline PLC, ADR	33,100	1,515,980
		2,856,565
Industrials (1.3%)
Melrose Industries PLC (a)	599,774	1,657,587
Information Technology (1.2%)
Avast PLC (a)(c)	295,000	1,583,974
		12,438,137
UNITED STATES (51.8%)
Communication Services (3.4%)
Activision Blizzard, Inc.	21,800	1,221,454
Alphabet, Inc., Class C (b)	1,400	1,764,154
AT&T, Inc.	33,700	1,297,113
		4,282,721
Consumer Discretionary (9.7%)
Aptiv PLC	19,000	1,701,450
Dollar General Corp.	9,400	1,507,196
Las Vegas Sands Corp.	26,100	1,614,024
Lennar Corp., Class A	22,500	1,341,000
Lowe’s Cos., Inc.	15,900	1,774,599
Target Corp.	14,900	1,592,959
TJX Cos., Inc. (The)	25,600	1,475,840
Whirlpool Corp.	8,600	1,308,232
		12,315,300
Consumer Staples (2.9%)
Kraft Heinz Co. (The)	32,900	1,063,657
Molson Coors Brewing Co., Class B	22,100	1,165,112
Mondelez International, Inc., Class A	26,600	1,395,170
		3,623,939

	Shares or Principal Amount	Value
Energy (3.2%)
EOG Resources, Inc.	18,300	$1,268,373
Kinder Morgan, Inc.	71,100	1,420,578
Schlumberger Ltd.	40,100	1,310,869
		3,999,820
Financials (6.7%)
Bank of America Corp.	47,200	1,475,944
Charles Schwab Corp. (The)	43,600	1,774,956
Citigroup, Inc.	21,100	1,516,246
Evercore, Inc., Class A	12,800	942,592
Huntington Bancshares, Inc.	95,300	1,346,589
Wells Fargo & Co.	27,200	1,404,336
		8,460,663
Health Care (6.8%)
Allergan PLC	8,100	1,426,491
Bristol-Myers Squibb Co.	28,600	1,640,782
Eli Lilly & Co.	12,100	1,378,795
Medtronic PLC	13,600	1,481,040
Pfizer, Inc.	31,300	1,200,981
UnitedHealth Group, Inc.	6,100	1,541,470
		8,669,559
Industrials (3.9%)
Delta Air Lines, Inc.	29,300	1,613,844
FedEx Corp.	9,200	1,404,472
Norfolk Southern Corp.	6,700	1,219,400
Raytheon Co.	3,400	721,514
		4,959,230
Information Technology (9.8%)
Apple, Inc.	11,900	2,960,244
Broadcom, Inc.	5,700	1,669,245
Cisco Systems, Inc.	32,600	1,548,826
Intel Corp.	39,600	2,238,588
Leidos Holdings, Inc.	7,600	655,348
Microsoft Corp.	14,600	2,093,202
TE Connectivity Ltd.	14,600	1,306,700
		12,472,153
Real Estate (1.9%)
Digital Realty Trust, Inc., REIT	11,100	1,410,144
GEO Group, Inc. (The), REIT	61,400	934,508
		2,344,652
Utilities (3.5%)
CMS Energy Corp.	22,700	1,450,984
FirstEnergy Corp.	26,700	1,290,144
NextEra Energy, Inc.	7,100	1,692,214
		4,433,342
		65,561,379
Total Common Stocks		123,536,849

See accompanying Notes to Financial Statements.

2019 Annual Report	19

Statement of Investments (concluded)

October 31, 2019
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
PREFERRED STOCKS (1.2%)
SOUTH KOREA (1.2%)
Information Technology (1.2%)
Samsung Electronics Co., Ltd. (a)	43,900	$1,545,316
Total Preferred Stocks		1,545,316
SHORT-TERM INVESTMENT (0.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (d)	557,873	557,873
Total Short-Term Investment		557,873
Total Investments (Cost $110,010,139) (e)—99.2%		125,640,038
Other Assets in Excess of Liabilities—0.8%		956,266
Net Assets—100.0%		$126,596,304

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Denotes a security issued under Regulation S or Rule 144A.

(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2019.

(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation

United States Dollar/Euro
01/09/2020	State Street Bank and Trust	USD2,876,995	EUR2,600,000	$2,913,579	$(36,584)

See accompanying Notes to Financial Statements.

20	2019 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 18.45% for the 12-month period ended October 31, 2019, versus the 12.29% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, during the same period.

Emerging-market equities posted significant gains during the reporting period, on par with their developed-market counterparts, as represented by the MSCI World Index.* The key themes that drove investor sentiment over the period were uncertainty surrounding the U.S.-China trade negotiations and the raft of monetary policy easing measures from major global central banks, led by the U.S. Federal Reserve (Fed). Key national elections also influenced investors in markets such as Brazil, Mexico, Thailand, India and Indonesia.

Investors’ hopes that a resolution to the trade dispute between the U.S. and China would occur by early 2019, gave way to heightened anxiety of a global economic slowdown due to the extended nature of the soured relations between the world’s two largest trading partners. Following an abrupt turnaround at the start of 2019 towards a more dovish monetary policy tone, the Fed reduced its benchmark interest rate in three increments of 25 basis points (0.25%) in July, September and October 2019. The European Central Bank and the People’s Bank of China also cut interest rates and pledged further monetary stimulus, while the Reserve Bank of India slashed its benchmark rate five times consecutively and announced additional corporate tax cuts in an effort to boost earnings and business confidence. Similarly, central banks in Brazil, Indonesia, Mexico, Russia and Turkey lowered interest rates due to their concerns about an increasingly uncertain economic outlook.

The Fund outperformed its benchmark for the 12-monrth period ended October 31, 2019. Stock selection in China had a positive impact on the Fund’s relative performance, with shares of several domestically focused core holdings generating strong returns despite a slowing global economic growth outlook and trade war uncertainty weighing on the mainland China market. The Fund’s positions in high-end liquor maker Kweichow Moutai Co. Ltd. and duty-free retailer China International Travel Services Ltd. (CITS) were both among the top contributors to performance for the reporting period. Kweichow Moutai benefited from the government’s efforts to boost consumption, along with a robust profit outlook for the second half of 2019. CITS garnered generally positive results over the reporting period amid sustained demand for domestic travel. Fund holding Shanghai International Airport was also relatively sheltered from the negative impact of trade tariffs. Healthy passenger traffic and higher duty-free spending lifted the shares of the airport operator during the reporting period. Additionally, the absence of a position in internet giant Baidu Inc. boosted the Fund’s relative performance. Baidu suffered setbacks when its shares retreated in tandem with the technology sell-off, and management downgraded its earnings forecasts due to tightening regulations and intensifying competition.

Conversely, the lack of exposure to e-commerce giant Alibaba Group Holding Ltd. weighed on Fund performance, as the company reported positive results over the reporting period. Several Fund holdings in mainland China were hampered by weakened global market sentiment and the challenging macroeconomic backdrop. Specifically, the Fund’s position in online marketing company 58.com Inc. detracted from performance due to investors’ fears of a slowdown in economic growth and consumer spending.

The Fund’s exposure to India buoyed relative performance for the reporting period, as the market appeared better insulated from global trade worries. The landslide victory of the Bharatiya Janata Party boosted investor sentiment. In addition, the Indian government announced tax cuts and a special dividend payout from the central bank’s reserves, which lifted business confidence. The Fund’s positions in Kotak Mahindra Bank Ltd. and Housing Development Finance Corp. performed well despite investors’ concerns regarding India’s liquidity crunch and credit risk weighing on the non-banking financial sector. Elsewhere in the financials sector, the Fund’s recently initiated holding in SBI Life Insurance also was a top stock-level contributor to performance. India’s largest private life insurer posted solid earnings growth over the period attributable to improving profit margins.

The Fund’s financials-sector exposures in the remainder of the Asia-Pacific region also had a positive impact on performance for the reporting period. Among the contributors was Indonesia’s Bank Central Asia Tbk, as investors’ expectations that the company’s margins would expand due to rising credit demand and lower funding costs drove its stock price higher. The position in Hong Kong exchange-listed insurer AIA Group Ltd. also contributed to Fund performance as its shares rose after the company reported relatively upbeat results for its 2018 fiscal year and issued a positive earnings forecast for 2019.

The Fund’s core holding in Taiwan Semiconductor Manufacturing Company (TSMC) also bolstered performance due to investors’ expectations that the memory cycle for semiconductors would recover. Nascent signs of a recovery in the technology and semiconductor sectors towards the end of the reporting period supported the overall rebound in the asset class.

In Latin America, the Fund’s overweight allocation to Brazil relative to the benchmark MSCI Emerging Markets Index contributed to performance over the reporting period, as several holdings benefited from the positive market sentiment driven by the progress of President Jair Bolsonaro’s aggressive pension reform bill. These holdings included food producer BRF S.A., department-store operator Lojas Renner S.A., and banking and financial services company Banco Bradesco S.A. However, the Fund’s position in miner Vale S.A. detracted from performance after a tailings dam collapse at the beginning of 2019 dampened investors’ confidence in the company. The stock was further hampered as fears about the outlook for global trade weighed on the iron-ore price. In Argentina, the Fund’s holding in steel pipe-maker Tenaris S.A. also was a detractor from performance due to pressures in its home market, which was rattled by the unexpected victory of Alberto Fernandez in the presidential primary elections in August 2019.

*   The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2019 Annual Report	21

Aberdeen Emerging Markets Fund (Unaudited) (continued)

While the Fund’s underweight allocation to Korea had an overall positive impact on performance for the reporting period, several holdings detracted due to company-specific reasons. Shares of LG Chem Ltd., a manufacturer of petrochemicals and electronic and energy solution materials, fell on investors’ expectations of relatively weaker results and a longer-than-expected recovery in its battery business. We are looking past short-term concerns and remain upbeat about the long-term attractiveness of the business, particularly the company’s leadership in the electric vehicle-battery segment.

The Fund’s position in South African retailer Massmart Holdings Ltd. also hindered performance as its stock price declined due to subdued consumer sentiment, while the departure of its chief executive officer (CEO) also had a negative impact. Finally, the lack of exposure to Russian state-owned oil company Gazprom PJSC also hurt the Fund’s relative performance. Shares of Gazprom moved higher after the company posted solid results for the first quarter of its 2019 fiscal year and proposed to increase its dividend by nearly 60%.

We initiated several holdings in the Fund during the reporting period. We purchased shares in Brazilian state-owned oil company Petróleo Brasileiro S.A. (Petrobras), as we are more confident in its deleveraging process, higher forecast for operating-expense optimization, and significant increase in its return-on-capital-employed target. We also established a new position in Sberbank of Russia PJSC, which we believe is a compelling business with the prospect of increased profitability as it gradually shifts towards retail banking. We think that the company’s valuation is attractive, and positive signs for the business include confirmation that its market-friendly CEO will serve another term, as well as the renegotiation of its sale of Turkey-based Denizbank. We established a new position in Bank Rakyat Indonesia as we believe that it should benefit from its evolving business mix towards higher-yielding micro loans. Additionally, we initiated a holding in retail lender China Merchant’s Bank, as we believe that the company has robust fundamentals and a structurally favorable growth profile within the financial services sector. We also think that it is poised to benefit from the growth of consumption in China over the long term. As noted previously, we established a new position in Indian life insurer SBI Life Insurance, as we believe that it may benefit from an underpenetrated industry, and we also like its solid distribution capabilities.

Furthermore, we initiated a position in ASML Holdings N.V., as we believe that it is a high-quality tech stock with attractive growth prospects at a reasonable valuation. The Netherlands-based company is the sole global supplier of extreme ultraviolet (EUV) lithography machines and generates the bulk of sales in Asia, which supports trends such as electrification, automation and machine learning. ASML’s key customers include Fund holdings Samsung Electronics Co. and TSMC. We purchased shares of Novatek PJSC, Russia’s second-largest producer and distributor of natural gas, as we believe that the market is not pricing in the potential of its longer-term projects which could benefit earnings and cash flow. We added a new position in Sands China Ltd., based on our belief that it is one of the highest-quality integrated-resort operators, with significant growth prospects and attractive dividend potential. Finally, towards the end of the reporting period, we participated in the initial public offering (IPO) for brewer Budweiser APAC. We believe that this attractively valued, high-quality market leader should benefit from the tailwind of the proliferation of premium beers.

We exited the Fund’s position in Poland-based Bank Pekao S.A. amid increasing regulatory risk and, in our view, its uninspiring market outlook. We sold the Fund’s shares in Korean online platform provider Naver Corp. in the absence of a turnaround and due to its relatively weak results. We also exited the Fund’s holdings in online retailer S.A.C.I. Falabella, property developers Hang Lung Group Ltd, and Hang Lung Properties Ltd., financial services company Public Bank Berhad, Siam Commercial Bank PCL, and retailer Truworths Ltd. to reinvest the proceeds into other opportunities that we believed were more attractive.

We are cautiously optimistic about the outlook for emerging-market equities in light of the easing monetary policy stance among global central banks. With the persisting trade war between the U.S. and China continuing to fuel concerns over a global economic recession, central banks generally are expected to offer further stimulus to boost economic activity.

In addition, we believe that China’s shift from deleveraging to consumption-led stimulus should cushion global economic growth. Since most of the Fund’s Chinese holdings are biased towards domestic demand, we remain cautiously optimistic on this front. We also maintain a positive view of the Fund’s holdings in Southeast Asia. Some of these economies have benefited as companies shift their supply chains and production bases from China because of the U.S.-China trade spat. In Latin America, while we think that Brazil’s progress on pension reform and declining interest rates are encouraging, investors remain cautious as Mexico faces bleaker prospects amid slowing economic activity and deteriorating sentiment.

Against this backdrop, we believe that corporate earnings should rise, albeit modestly. In our opinion, emerging-market equities remain attractively priced relative to both their historical averages and their developed-market peers. We think that the large and growing middle classes in emerging markets should propel demand for consumer and financial services, infrastructure and new technologies, where we believe that the Fund is well positioned. Beyond the near-term volatility, we believe that our commitment to focus on what in our view are high-quality companies with healthy fundamentals and experienced management should yield sustainable returns for investors in the longer term.

22	2019 Annual Report

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Portfolio Management:

Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report	23

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	17.89%	2.27%	5.15%
	w/SC3	11.11%	1.07%	4.53%
Class C2	w/o SC	17.26%	1.69%	4.68%
	w/SC4	16.26%	1.69%	4.68%
Class R2,5	w/o SC	17.72%	2.02%	4.94%
Institutional Service Class[5,6]	w/o SC	18.31%	2.54%	5.28%
Institutional Class[5]	w/o SC	18.45%	2.70%	5.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2             Returns before the first offering of Class A, Class C and Class R shares (May 21, 2012) are based on the previous performance of the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

3             A 5.75% front-end sales charge was deducted.

4             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

5             Not subject to any sales charges.

6             Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $1,000,000* Investment (as of October 31, 2019)

*     Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 26 Emerging Markets (EM) countries. With 1,410 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

24	2019 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	89.3%
Preferred Stocks	11.2%
Short-Term Investment	0.8%
Liabilities in Excess of Other Assets	(1.3%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	28.7%*
Information Technology	16.9%
Consumer Discretionary	12.8%
Consumer Staples	11.1%
Communication Services	10.8%
Materials	7.6%
Real Estate	4.7%
Energy	4.5%
Industrials	2.4%
Health Care	1.0%
Other	(0.5%)
100.0%

*               As of October 31, 2019, the Fund’s holdings in the Financials sector were allocated to three industries: Commercial Banks (14.6%), Insurance (8.4%) and Diversified Financial Services (5.7%).

Top Holdings*
Taiwan Semiconductor Manufacturing Co. Ltd.	6.8%
Tencent Holdings Ltd.	5.9%
Samsung Electronics Co., Ltd.	5.8%
Housing Development Finance Corp. Ltd.	4.3%
Ping An Insurance Group Co. of China Ltd., H Shares	3.9%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	3.6%
AIA Group Ltd.	2.8%
China Resources Land Ltd.	2.3%
Kotak Mahindra Bank Ltd.	2.2%
Bank Central Asia Tbk PT	2.1%
Other	60.3%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	28.4%
India	15.0%
Brazil	12.2%
South Korea	7.6%
Taiwan	6.8%
Indonesia	6.1%
Hong Kong	5.2%
Mexico	5.2%
Russia	3.4%
South Africa	2.9%
Other	7.2%
100.0%

2019 Annual Report	25

Statement of Investments

October 31, 2019
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.3%)
BRAZIL (6.9%)
Consumer Discretionary (1.3%)
Lojas Renner SA	5,254,434	$66,491,092
Consumer Staples (2.1%)
Ambev SA	13,377,900	57,974,792
BRF SA (a)	5,334,669	47,234,533
		105,209,325
Financials (0.4%)
IRB Brasil Resseguros S/A	1,844,161	17,377,096
Materials (2.0%)
Vale SA, ADR (a)	8,386,900	98,462,206
Real Estate (1.1%)
Multiplan Empreendimentos Imobiliarios SA	7,442,400	54,205,836
		341,745,555
CHILE (0.9%)
Financials (0.9%)
Banco Santander Chile, ADR	1,833,946	44,436,512
CHINA (28.4%)
Communication Services (9.9%)
58.com, Inc., ADR (a)	1,087,595	57,435,892
Autohome, Inc., ADR (a)(b)	957,552	80,970,597
China Mobile Ltd. (c)	7,691,100	62,503,223
Tencent Holdings Ltd. (c)	7,206,500	292,316,635
		493,226,347
Consumer Discretionary (6.3%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (c)(d)	6,797,518	87,215,546
Huazhu Group Ltd., ADR (b)	1,929,435	73,048,409
Midea Group Co. Ltd., A Shares (Stock Connect) (c)(d)	8,965,079	70,648,498
Prosus (a)	661,560	45,620,502
Yum China Holdings, Inc.	859,029	36,508,733
		313,041,688
Consumer Staples (1.7%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (c)(d)	488,918	81,877,643
Financials (4.4%)
China Merchants Bank Co. Ltd., H Shares (c)	5,245,000	25,014,613
Ping An Insurance Group Co. of China Ltd., H Shares (c)	16,990,000	196,094,848
		221,109,461
Health Care (1.0%)
Wuxi Biologics Cayman, Inc. (a)(c)(e)	4,154,000	48,815,559
Industrials (1.2%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (c)(d)	5,621,192	60,879,247

	Shares or Principal Amount	Value
Information Technology (1.6%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (c)(d)	6,696,347	$30,690,688
Sunny Optical Technology Group Co. Ltd. (c)	2,917,500	46,895,544
		77,586,232
Real Estate (2.3%)
China Resources Land Ltd. (c)	27,018,000	114,904,229
		1,411,440,406
HONG KONG (5.2%)
Consumer Staples (1.0%)
Budweiser Brewing Co. APAC Ltd. (a)(e)	13,378,400	48,914,447
Financials (4.2%)
AIA Group Ltd. (c)	14,191,200	141,319,059
Hong Kong Exchanges & Clearing Ltd. (c)	2,169,165	67,578,234
		208,897,293
		257,811,740
INDIA (15.0%)
Consumer Discretionary (0.1%)
Hero MotoCorp Ltd. (c)	183,164	6,989,732
Consumer Staples (3.1%)
Hindustan Unilever Ltd. (c)	2,154,378	66,188,484
ITC Ltd. (c)	24,043,401	87,444,366
		153,632,850
Financials (7.8%)
Housing Development Finance Corp. Ltd. (c)	7,175,670	215,871,738
Kotak Mahindra Bank Ltd. (c)	4,875,405	107,637,031
SBI Life Insurance Co. Ltd. (c)(e)	4,711,400	65,900,252
		389,409,021
Information Technology (2.1%)
Tata Consultancy Services Ltd.	3,218,486	103,210,720
Materials (1.9%)
Grasim Industries Ltd. (c)	1,793,083	19,457,937
UltraTech Cement Ltd. (c)	1,271,449	74,255,394
		93,713,331
		746,955,654
INDONESIA (6.1%)
Consumer Discretionary (1.9%)
Astra International Tbk PT (c)	191,037,600	94,487,323
Financials (3.1%)
Bank Central Asia Tbk PT (c)	46,605,200	104,317,688
Bank Rakyat Indonesia Persero Tbk PT (c)	177,523,500	53,192,291
		157,509,979
Materials (1.1%)
Indocement Tunggal Prakarsa Tbk PT (c)	37,337,100	53,193,012
		305,190,314

See accompanying Notes to Financial Statements.

26	2019 Annual Report

Statement of Investments (concluded)

October 31, 2019
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
ITALY (0.5%)
Energy (0.5%)
Tenaris SA, ADR (b)	1,302,225	$26,435,168
MACAU (1.3%)
Consumer Discretionary (1.3%)
Sands China Ltd. (c)	13,164,000	64,840,838
MEXICO (5.2%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	1,140,501	101,527,399
Financials (2.0%)
Grupo Financiero Banorte SAB de CV, Class O	17,943,539	98,110,438
Industrials (1.2%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,495,834	57,244,702
		256,882,539
NETHERLANDS (0.6%)
Information Technology (0.6%)
ASML Holding NV (c)	114,300	29,959,664
PHILIPPINES (2.5%)
Financials (1.2%)
Bank of the Philippine Islands (c)	30,366,224	58,014,077
Real Estate (1.3%)
Ayala Land, Inc. (c)	70,312,800	67,192,879
		125,206,956
RUSSIA (3.4%)
Energy (2.2%)
LUKOIL PJSC, ADR	563,344	51,861,449
Novatek PJSC (c)	2,673,950	56,612,146
		108,473,595
Financials (1.2%)
Sberbank of Russia PJSC (c)	15,974,956	58,447,081
		166,920,676
SOUTH AFRICA (2.9%)
Communication Services (0.9%)
MTN Group Ltd. (c)	7,819,778	48,401,152
Consumer Discretionary (1.9%)
Naspers Ltd., N Shares (c)	661,560	93,616,357
Consumer Staples (0.1%)
Massmart Holdings Ltd.	1,391,228	3,949,815
		145,967,324
SOUTH KOREA (1.7%)
Materials (1.7%)
LG Chem Ltd. (c)	320,304	84,510,615

	Shares or Principal Amount	Value
TAIWAN (6.8%)
Information Technology (6.8%)
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	34,663,017	$339,690,565
THAILAND (0.9%)
Materials (0.9%)
Siam Cement PCL (The), Foreign Shares (c)	3,789,000	46,076,465
TURKEY (1.0%)
Consumer Staples (1.0%)
BIM Birlesik Magazalar A.S.	5,856,315	48,471,000
Total Common Stocks		4,442,541,991
PREFERRED STOCKS (11.2%)
BRAZIL (5.3%)
Energy (1.8%)
Petroleo Brasileiro SA	11,718,700	88,799,724
Financials (3.5%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	20,184,004	176,811,875
		265,611,599
SOUTH KOREA (5.9%)
Consumer Staples (0.1%)
Amorepacific Corp., Preferred Shares (c)	44,123	3,646,838
Information Technology (5.8%)
Samsung Electronics Co., Ltd. (c)	8,226,767	289,588,948
		293,235,786
Total Preferred Stocks		558,847,385
SHORT-TERM INVESTMENT (0.8%)
UNITED STATES (0.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (f)	40,886,607	40,886,606
Total Short-Term Investment		40,886,606
Total Investments (Cost $4,285,219,720) (g)—101.3%		5,042,275,982
Liabilities in Excess of Other Assets—(1.3)%		(65,492,382)
Net Assets—100.0%		$4,976,783,600

(a)     Non-income producing security.

(b)     All or a portion of the securities are on loan. The total value of all securities on loan is $173,888,584. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements

(c)     Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(d)    China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(e)     Denotes a security issued under Regulation S or Rule 144A.

(f)        Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(g)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR               American Depositary Receipt

PLC                 Public Limited Company

See accompanying Notes to Financial Statements.

2019 Annual Report	27

Aberdeen Focused U.S. Equity Fund (Unaudited)

Aberdeen Focused U.S. Equity Fund (Institutional Class shares net of fees) returned 18.10% for the 12-month period ended October 31, 2019, versus the 14.33% return of its benchmark, the U.S. broader-market S&P 500 Index, during the same period.

Major U.S. equity market indices moved higher over the 12-month period ended October 31, 2019. Markets were bolstered by investors’ hopes of rebounding corporate profit growth as we move into 2020 due mainly to progress in U.S.-China trade talks, as well as a more accommodative interest-rate backdrop. This optimism was partially offset by ongoing concerns about slowing global economic growth. Shares of U.S. large-cap companies, as measured by the broader-market S&P 500 Index, returned 14.33% for the period, significantly outperforming the 4.90% return of their small-cap counterparts, as represented by the Russell 2000 Index.1 The relatively higher dividend-paying real estate and utilities sectors led the upturn in the S&P 500 Index, benefiting from the decline in yields across the U.S. Treasury curve over the reporting period. The information technology sector also was a strong performer. Conversely, energy was lone sector within the index to record a negative return as the West Texas Intermediate (WTI) oil price fell 17% over the reporting period. The healthcare and financials sectors also were market laggards.

The trade dispute between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. Tensions escalated in the summer of 2019, when U.S. President Donald Trump threatened to impose tariffs on more Chinese imports after talks stalled. Investors’ concerns eased in September as both countries exchanged goodwill gestures to pave the way for the resumption of talks in October. A partial accord appeared to face hurdles, as shortly after the end of the reporting period, China indicated that it could introduce stronger intellectual property (IP)2 protections and assess harsher penalties. IP is a key issue in the negotiations and may pave way for more success. However, in our view, the trade situation is fluid and volatile and difficult to handicap despite our belief that a reasonable resolution to key issues will be good for both nations’ economies over the longer term.

On the monetary policy front, early in the reporting period, there generally were low expectations for monetary easing by the U.S. Federal Reserve (Fed), particularly after the central bank raised its benchmark interest rate by 25 basis points (bps) following its meeting in December 2018. The Fed subsequently left the rate unchanged until easing monetary policy by implementing three 25-bps rate cuts in July, September and October 2019, with the federal funds rate ending the reporting period at a range of 1.50% to 1.75%. These cuts were one of the main factors that spurred on the continued rise of equity markets in the U.S. However, none of the rate reductions were approved in a unanimous vote by the Federal Open Market Committee (which shows a divided Fed and is unusual historically). In its statement announcing the policy action in October, the Fed appeared to take a more noncommittal stance regarding future rate cuts, commenting that it “will continue to monitor the implications of incoming information for the economic outlook as it assesses the appropriate path of the target range for the federal funds rate.”

U.S. economic news was generally mixed over the reporting period:

•             Gross domestic product (GDP) grew at annualized rates ranging from 1.1% and 3.1% over the 12-month review period.3 The 1.9% growth rate for the third quarter of 2019, which was down from the 2.9% rate for the same period a year earlier, was attributable mainly to upturns in consumer spending, state and local government spending, and residential fixed investment. This was partially offset by reductions in nonresidential fixed investment and private inventory investment, as well as an increase in imports.

•             U.S. payrolls expanded by a monthly average of roughly 174,000 during the 12-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – just above its 50-year low of 3.5% reached in September.4 The labor force participation rate5 rose 0.4 percentage point, ending the reporting period at 63.2%.

The Fund’s outperformance versus its benchmark, the S&P 500 Index, for the reporting period was due primarily to both stock selection and an overweight allocation to the consumer discretionary sector, stock selection and an underweight position in the industrials sector, along with stock selection in the information technology sector. The largest contributors to Fund performance among individual holdings included specialty coffee retailer Starbucks Corp., luxury goods retailer Tiffany & Co., and Florida-based clean energy utility company NextEra Energy Inc.

Starbucks Corp. reported a decline in earnings per share for the first quarter of its 2019 fiscal year versus the same period a year earlier, attributable primarily to a reduction in its offerings of holiday-season beverages and lower prices for its limited-time menu items. However, the company saw healthy revenue growth compared to the same period in 2018, bolstered mainly by an increase in same-store sales. We exited the Fund’s position in Starbucks in August 2019 following the run-up in its share price, as we believed that it had reached a rich valuation. Tiffany & Co. saw healthy earnings growth for its 2018 fiscal year, with particular strength in the Asia-Pacific region and in Japan. Late in the reporting period, diversified luxury goods conglomerate LVMH Moët Hennessy Louis Vuitton (which the Fund does not hold) confirmed that it had “preliminary discussions” to acquire Tiffany & Co. in an all-cash transaction for $120 per share – a premium of about 30% at Tiffany’s stock price at the time of the offer. As of the end of the reporting period on October 31, 2019, LMVH Moët Hennessy Louis Vuitton had not reached an acquisition

1             The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Intellectual property refers to the set of intangibles owned and legally protected by a company from outside use or implementation without consent. Intellectual property includes patents, trade secrets, copyrights, franchises and trademarks, or even ideas.

3             Source: U.S. Department of Commerce, November 2019

4             Source: U.S. Department of Labor, October 2019

5             The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

28	2019 Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited) (concluded)

agreement with Tiffany. NextEra Energy’s results over the reporting period were supported by strength in its competitive energy segment, NextEra Energy Resources, as well as Florida Power & Light Co., its rate-regulated electric utility business.

Conversely, the Fund’s relative performance for the reporting period was hampered by stock selection in the energy sector, as well as both stock selection and an overweight position versus the benchmark in the financials sector. The most notable individual stock detractors from Fund performance were oil and gas company EOG Resources, diversified financial services company Charles Schwab Corp., and commercial bank M&T Bank Corp.

EOG Resources reported a notable increase in crude oil production and healthy year-over-year revenue growth over the reporting period and raised its quarterly dividend by over 30%. However, its stock price moved lower along with those of its peers as amid the notable decline in the West WTI crude oil price over the period. Shares of Charles Schwab Corp. declined over the reporting period due to investors’ concerns around the possible adverse effects of U.S. Fed monetary policy on the financials sector. Nonetheless, the company garnered healthy year-over-year growth in net interest income over the period, offsetting the negative impact of relatively lower trading revenue. M&T Bank Corp.’s quarterly results over the reporting period were hampered by declines in net interest income and increases in provisions for loan losses.

Regarding portfolio activity during the reporting period, we initiated holdings in IT services provider Equinix Inc.; freight railroad operator Kansas City Southern; Nice Systems Inc., a developer of performance management and interaction analytics products for the enterprise, public safety and security markets; Tiffany & Co.; diversified software company Adobe Inc.; medical device maker Boston Scientific Corp.; Canadian convenience-store chain operator Alimentation Couche-Tard Inc.; data services provider IHS Markit; and financial services technology company Fidelity National Information Services Inc.

Conversely, in addition to Starbucks Corp. as previously noted, we exited the Fund’s positions in freight railroad operator Canadian National Railway Co.; Alberta-based financial services company Canadian Western Bank; tobacco company Philip Morris International Inc.; Snap-on Inc., a manufacturer of industrial tools and equipment; diversified healthcare company Johnson & Johnson; and data analytics services provider Verisk Analytics Inc. Additionally, we sold the Fund’s shares in Linde plc, a global supplier of industrial gases. The new company was formed by its merger with the Fund’s former holding, Praxair Inc.

Global economic growth estimates continue to decline as economic activity throughout much of the world remains tepid and increased nationalization has had an impact on corporate investment decisions. The slowdown has been most pervasive in the industrials sector, as manufacturing activity is in recession territory. Deceleration in industrial activity levels has been clearly evident when gauging the earnings results and guidance for more cyclically exposed companies. Our discussions with management teams have supported this narrative as well. Bloated inventory levels due to weakening end-market demand has caused some companies to pull back on production in the hope of reducing inventory stockpiles, which will further pressure growth. On the positive side, industrial weakness has been somewhat offset by still relatively strong consumer spending, which thus far has held up, as indicated by a high savings ratio and reasonable household leverage. It is important to note that the housing market has recently been buoyed by lower interest rates. New home sales growth remains robust while we have recently witnessed improving existing home sales and housing starts. A better housing market, along with somewhat stabilizing auto sales, is indicative of a confident consumer.

As expected, the Fed cut interest rates yet again in October in a bid to sustain the economic expansion amid a backdrop of choppy domestic data points, a general growth malaise globally, and uncertainty around the impact of trade wars. While we have recently been comforted by the state of U.S. consumer spending (which comprises roughly 70% of domestic GDP), as reflected by generally positive results from many retailers, many areas of the domestic manufacturing/industrial complex are showing signs of weakness, as we noted previously. More recently, evidence of weakening labor demand has become apparent, while consumer confidence indicators have been mixed, adding further downside risks to the economy. We believe that monetary policy stimulus can support further economic growth, but trade policy development with key global trade partners, as well as the 2020 U.S. presidential election, pose risks to this view.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report	29

Aberdeen Focused U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	17.62%	6.81%	5.21%
	w/SC2	10.82%	5.55%	4.59%
Class C	w/o SC	17.22%	6.12%	4.51%
	w/SC3	16.26%	6.12%	4.51%
Class R4	w/o SC	17.39%	6.45%	4.84%
Institutional Service Class[4]	w/o SC	17.96%	6.99%	5.35%
Institutional Class[4]	w/o SC	18.10%	7.19%	5.55%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Focused U.S. Equity Fund, the S&P 500® Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

30	2019 Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	99.1%
Short-Term Investment	1.1%
Liabilities in Excess of Other Assets	(0.2%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	26.2%	*
Financials	14.1%
Consumer Discretionary	12.6%
Health Care	11.0%
Industrials	10.6%
Communication Services	7.4%
Consumer Staples	6.4%
Utilities	4.9%
Real Estate	3.5%
Energy	2.4%
Other	0.9%
	100.0%

*               As of October 31, 2019, the Fund’s holdings in the Information Technology sector were allocated to four industries: Software (13.4%), Commercial Services & Supplies (5.6%), Diversified Telecommunication Services (4.4%) and Semiconductors (2.8%).

Top Holdings*
Microsoft Corp.	6.7%
Amazon.com, Inc.	5.6%
Visa, Inc., Class A	5.6%
NextEra Energy, Inc.	4.9%
NICE Ltd., ADR	4.3%
Kansas City Southern	4.1%
TJX Cos., Inc. (The)	4.1%
Comcast Corp., Class A	4.0%
Intercontinental Exchange, Inc.	4.0%
Adobe, Inc.	3.8%
Other	52.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	93.0%
Israel	4.3%
Canada	2.9%
Other	(0.2%)
100.0%

2019 Annual Report	31

Statement of Investments

October 31, 2019

Aberdeen Focused U.S. Equity Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (99.1%)
Communication Services (7.4%)
Alphabet, Inc., Class A (a)	546	$687,305
Comcast Corp., Class A	18,155	813,707
		1,501,012
Consumer Discretionary (12.6%)
Amazon.com, Inc. (a)	637	1,131,733
Tiffany & Co.	4,687	583,578
TJX Cos., Inc. (The)	14,379	828,949
		2,544,260
Consumer Staples (6.4%)
Alimentation Couche-Tard, Inc., Class B	19,650	589,306
Costco Wholesale Corp.	2,351	698,506
		1,287,812
Energy (2.4%)
EOG Resources, Inc.	6,977	483,576

Financials (14.1%)
Charles Schwab Corp. (The)	18,293	744,708
First Republic Bank	6,136	652,625
Intercontinental Exchange, Inc.	8,604	811,529
M&T Bank Corp.	4,097	641,304
		2,850,166
Health Care (11.0%)
Baxter International, Inc.	9,716	745,217
Boston Scientific Corp. (a)	16,834	701,978
UnitedHealth Group, Inc.	3,017	762,396
		2,209,591
Industrials (10.6%)
IHS Markit Ltd. (a)	8,690	608,474
Kansas City Southern	5,902	830,883
Raytheon Co.	3,342	709,206
		2,148,563

	Shares or
	Principal
	Amount	Value
Information Technology (26.2%)
Adobe, Inc. (a)	2,774	$770,978
Fidelity National Information Services, Inc.	4,557	600,430
Microsoft Corp.	9,367	1,342,947
NICE Ltd., ADR (a)	5,551	875,892
Texas Instruments, Inc.	4,809	567,414
Visa, Inc., Class A	6,290	1,125,029
		5,282,690
Real Estate (3.5%)
Equinix, Inc., REIT	1,258	713,009

Utilities (4.9%)
NextEra Energy, Inc.	4,132	984,821
Total Common Stocks		20,005,500
SHORT-TERM INVESTMENT (1.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (b)	229,552	229,552
Total Short-Term Investment		229,552
Total Investments (Cost $16,723,117) (c)—100.2%		20,235,052
Liabilities in Excess of Other Assets—(0.2)%		(36,780)
Net Assets—100.0%		$20,198,272

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.
(c)	See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

32	2019 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned 10.71% for the 12-month period ended October 31, 2019, versus the 13.22% return of its benchmark, the MSCI All Country (AC) World Index, during the same period.

Global equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S. broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in U.S.-China trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points (0.25%) in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory, and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift towards the end of the reporting period.

The Fund underperformed its benchmark, the MSCI AC World Index, over the reporting period due to negative stock selection.

At the stock level, the Fund’s holdings in U.S. oil producer EOG Resources Inc. and oilfield services provider Schlumberger Ltd. were key detractors from performance. Shares of both companies fell in tandem with the weaker oil price over the period, as well as on investors’ fears that the U.S. shale production sector would face a steep decline in output. We believe that EOG Resources is the “gold-standard” operator in the sector, and we remain confident in the company’s ability to deliver sustainable attractive returns over the long term. Schlumberger also has a good track record of improving earnings power and sustaining free cash flows through the cycles due to its scale2 and geographic breadth. The Fund’s holding in Thailand-based lender Kasikornbank PCL was hampered by an uncertain macroeconomic outlook as exports slowed and tourist arrivals moderated. We subsequently exited the Fund’s position in the company as we believe that its outlook remains challenging and we anticipate that its fees may come under pressure.

On the positive side, the holding in contract chip-maker Taiwan Semiconductor Manufacturing Co. (TSMC) boosted the Fund’s relative performance for the reporting period. TSMC’s stock price rose as the company’s earnings slowdown stabilized, and there growing market expectations of a recovery in the semiconductor cycle. Shares of the

Fund’s holding in U.S. cosmetics and skincare giant The Estee Lauder Companies Inc. advanced after the company forecasted full-year 2019 revenue and profits above analysts’ expectations. Soaring sales of its luxury skincare products assuaged investors’ concerns of slowing demand in China. U.S. financial services firm Visa Inc. was also a key contributor to Fund performance, as the company posted generally better-than-expected quarterly results over the reporting period and raises its target for full-year 2019 earnings.

Regarding portfolio activity during the reporting period, we initiated holdings in the following companies: UK-based speciality chemicals company Croda International plc, as we believe it is a high-quality business which is experiencing increasing demand for natural ingredients; Australian plasma-product maker CSL Behring LLC, which manufactures human plasma products and, in our view, possesses a competitive advantage in its plasma collection network; luxury goods company LVMH Moët Hennessy Louis Vuitton S.A., which we believe is benefiting from a diverse portfolio of brands and a strong track record; U.S.-based contract research organization PRA Health Sciences Inc., which we believe may benefit from the global pharmaceutical trend of outsourced testing and research; and Australia-based wine-maker Treasury Wine Estates Ltd., as we think that it is well-positioned to grow internationally and expand its premium range.

Additionally, we established new positions in four U.S.-based companies: technology giant Microsoft Corp., as we believe that it should continue to benefit from the structural shift to cloud-based services; design software company Autodesk Inc., which has a leading position in an underpenetrated market; diversified financial services company Charles Schwab Corp, as we believe that it has an attractive valuation and a strong business platform and ability to scale larger from it; and Fidelity National Information Services Inc., as we think that the financial services technology company has the ability to execute on synergies and private revenue growth, which could support steady cash-conversion.

Conversely, we sold the Fund’s shares in four U.S.-based companies during the reporting period: eyecare company Alcon Inc., which was spun off from the Fund’s holding in pharmaceutical firm Novartis AG, as we believe that there is a lack of transparency about its business prospects; Cognizant Technology Solutions Inc., which achieved significant profit-margin improvements and, in our opinion, is unlikely to make further headway; enterprise software company Oracle Corp., as we are not confident of its cloud computing strategy and its implementation; and commercial bank M&T Bank Corp. to take profits following a period of share-price strength.

In addition to Kasikornbank as previously noted, we exited the Fund’s positions in Japanese construction and real estate firm Daito Trust Construction Co. Ltd., as we believe that it faces challenges in cost pressures and unfavorable demographics; German medical supply firm

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Companies with scale have the capability to perform well under an increased or expanding workload,

2019 Annual Report	33

Aberdeen Global Equity Fund (Unaudited) (concluded)

Fresenius Medical Care AG & Co. following a string of profit warnings that in our view has hurt management’s credibility; Hong Kong exchange-listed conglomerate Swire Pacific Ltd., which had faced a difficult management transition; Japan Tobacco Inc., in part to adjust the Fund’s overall exposure to the tobacco industry; UK-based telecommunications company Vodafone Group plc, as it is facing near-term competitive challenges; and fast-food chain operator Yum China Holdings Inc., given our longer-term concerns about its business proposition. Furthermore, we sold the Fund’s shares in the following companies in favor of what we believed were better investment opportunities elsewhere: UK-based energy giant Royal Dutch Shell plc; Israel-based security software provider Check Point Software Technologies Ltd.; German chip-maker Infineon Technologies AG; Hong Kong exchange-listed conglomerate Jardine Matheson Holdings Ltd.; Swedish industrial equipment maker Epiroc AB; and German chemical and consumer goods company Henkel AG & Co.

Global equity prices have continued to rise despite deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a deep shadow over most economies. For the most part, the service sector has been resilient, but whether it will remain so in the coming months is worth monitoring, in our view. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it most likely will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Against this backdrop of unpredictable trade and political developments, we remain focused on our quality approach. We regularly review the investment case for all the Fund’s holdings to assess whether their structural growth drivers are still intact. In our opinion, these companies’ clear economic moats,3 robust balance sheets and stable cash flows should enable the Fund to perform well despite market fluctuations.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3             A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

34	2019 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	10.32%	2.64%	5.89%
	w/SC1	3.96%	1.44%	5.26%
Class C	w/o SC	9.62%	1.99%	5.21%
	w/SC2	8.62%	1.99%	5.21%
Class R3	w/o SC	9.83%	2.29%	5.59%
Institutional Service Class[3,4]	w/o SC	10.56%	2.94%	6.17%
Institutional Class[3]	w/o SC	10.71%	2.97%	6.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
4

Returns before the first offering of the Institutional Service Class shares (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI), MSCI World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Effective June 1, 2019, the MSCI ACWI replaced the MSCI World Index as the Fund’s primary benchmark. The Adviser believes that the MSCI ACWI is a more meaningful comparison given the nature of the emerging markets exposure of the Fund’s holdings. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,650 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	35

Aberdeen Global Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	93.8%
Preferred Stocks	4.1%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	21.4%
Information Technology	18.5%
Consumer Staples	15.4%
Health Care	13.6%
Materials	6.7%
Industrials	6.4%
Consumer Discretionary	6.2%
Communication Services	5.0%
Energy	4.7%
Other	2.1%
100.0%

Top Holdings*
Visa, Inc., Class A	3.9%
Microsoft Corp.	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
CME Group, Inc.	3.3%
AIA Group Ltd.	3.1%
CSL Ltd.	2.8%
Roche Holding AG	2.8%
Oversea-Chinese Banking Corp. Ltd.	2.6%
Housing Development Finance Corp. Ltd.	2.6%
Alphabet, Inc., Class A	2.5%
Other	69.4%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	42.1%
United Kingdom	10.6%
Japan	8.0%
Switzerland	7.1%
Australia	5.2%
India	4.1%
Taiwan	3.5%
Hong Kong	3.1%
Singapore	2.6%
China	2.4%
Other	11.3%
100.0%

36	2019 Annual Report

Statement of Investments

October 31, 2019

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.8%)
AUSTRALIA (5.2%)
Consumer Staples (2.4%)
Treasury Wine Estates Ltd. (a)	60,600	$734,662
Health Care (2.8%)
CSL Ltd. (a)	4,800	846,510
		1,581,172
CANADA (1.9%)
Materials (1.9%)
Nutrien Ltd.	12,140	580,777
CHINA (2.4%)
Communication Services (2.4%)
Tencent Holdings Ltd. (a)	18,100	734,189
FRANCE (2.1%)
Consumer Discretionary (2.1%)
LVMH Moet Hennessy Louis Vuitton SE (a)	1,500	640,583
HONG KONG (3.1%)
Financials (3.1%)
AIA Group Ltd. (a)	94,900	945,035
INDIA (4.1%)
Consumer Staples (1.5%)
ITC Ltd. (a)	130,050	472,984
Financials (2.6%)
Housing Development Finance Corp. Ltd. (a)	26,100	785,188
		1,258,172
JAPAN (8.0%)
Health Care (2.5%)
Sysmex Corp. (a)	11,800	769,927
Industrials (1.7%)
FANUC Corp. (a)	2,710	534,545
Information Technology (2.1%)
Keyence Corp. (a)	1,000	632,296
Materials (1.7%)
Shin-Etsu Chemical Co. Ltd. (a)	4,600	512,906
		2,449,674
MEXICO (1.4%)
Consumer Staples (1.4%)
Fomento Economico Mexicano SAB de CV, ADR	4,900	436,198
SINGAPORE (2.6%)
Financials (2.6%)
Oversea-Chinese Banking Corp. Ltd. (a)	97,785	786,114
SWEDEN (1.8%)
Industrials (1.8%)
Atlas Copco AB, A Shares (a)	15,600	550,626

	Shares or Principal Amount	Value
SWITZERLAND (7.1%)
Consumer Staples (1.9%)
Nestle SA (a)	5,400	$577,699
Health Care (5.2%)
Novartis AG (a)	8,500	742,689
Roche Holding AG (a)	2,800	842,677
		1,585,366
		2,163,065
TAIWAN (3.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	20,400	1,053,252
UNITED KINGDOM (10.6%)
Consumer Staples (3.8%)
British American Tobacco PLC (a)	16,300	570,106
Diageo PLC (a)	14,200	581,220
		1,151,326
Financials (2.4%)
Standard Chartered PLC (a)	81,930	743,427
Industrials (2.9%)
Experian PLC (a)	15,200	479,124
Rolls-Royce Holdings PLC (a)	44,027	405,125
		884,249
Materials (1.5%)
Croda International PLC (a)	7,439	464,132
		3,243,134
UNITED STATES (40.0%)
Communication Services (2.6%)
Alphabet, Inc., Class A (b)	620	780,456
Consumer Discretionary (4.1%)
Booking Holdings, Inc. (b)	300	614,631
TJX Cos., Inc. (The)	10,900	628,385
		1,243,016
Consumer Staples (4.4%)
Estee Lauder Cos., Inc. (The), Class A	4,000	745,080
PepsiCo, Inc.	4,450	610,407
		1,355,487
Energy (4.7%)
EOG Resources, Inc.	9,800	679,238
Schlumberger Ltd.	23,400	764,946
		1,444,184
Financials (8.6%)
Charles Schwab Corp. (The)	12,400	504,804
CME Group, Inc.	4,900	1,008,175
First Republic Bank	4,800	510,528
Intercontinental Exchange, Inc.	6,500	613,080
		2,636,587

See accompanying Notes to Financial Statements.

2019 Annual Report	37

Statement of Investments (concluded)

October 31, 2019

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Health Care (3.1%)
Johnson & Johnson	2,500	$330,100
PRA Health Sciences, Inc. (b)	6,200	605,802
		935,902
Information Technology (10.9%)
Autodesk, Inc. (b)	4,000	589,440
Fidelity National Information Services, Inc.	3,400	447,984
Microsoft Corp.	7,700	1,103,949
Visa, Inc., Class A	6,700	1,198,362
		3,339,735
Materials (1.6%)
Linde PLC	2,500	495,875
		12,231,242
Total Common Stocks		28,653,233
PREFERRED STOCKS (4.1%)
BRAZIL (2.1%)
Financials (2.1%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	74,368	651,464
SOUTH KOREA (2.0%)
Information Technology (2.0%)
Samsung Electronics Co. Ltd., GDR	700	605,500
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC (b)	2,025,242	2,623
Total Preferred Stocks		1,259,587

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (c)	656,052	$656,052
Total Short-Term Investment		656,052
Total Investments (Cost $26,333,709) (d)—100.0%		30,568,872
Liabilities in Excess of Other Assets—0.0%		(3,395)
Net Assets—100.0%		$30,565,477

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

38	2019 Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Aberdeen Global Infrastructure Fund (Institutional Class shares net of fees) returned 20.73% for the 12-month period ended October 31, 2019, versus the 13.22% return of its primary benchmark, the MSCI All Country (AC) World Index, and the 21.15% return of its secondary benchmark, the S&P Global Infrastructure Index, during the same period.

Global equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S. broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift towards the end of the reporting period.

At the stock level, the largest detractors from the Fund’s relative performance for the reporting period included a position in TravelCenters of America, which is not a constituent of the benchmark S&P Global Infrastructure Index, along with a lack of exposure to Southern Co. and Iberdrola. TravelCenters of America is the largest publicly traded full-service travel-center company in the U.S. Its shares underperformed due to poor execution throughout the year and the company’s earnings fell short of expectations due to higher expenses. In addition, the U.S. Congress has not yet renewed the biodiesel fuel credit, which would benefit the company. Southern Co. is an American gas and electric utility holding company. Its shares rallied given increased confidence that construction of its Vogtle nuclear plant would be completed within the regulator guidelines, which was previously an overhang on the stock. Iberdrola is one of the largest renewable energy players across Europe, the U.S. and Latin America. In addition to rising along with other certain other renewable energy companies, Iberdrola shares rallied after reporting accelerating earnings growth.

Conversely, the main contributors to the Fund’s performance relative to its benchmark during the reporting period were CCR, Cosan Logistica and Cellnex Telecom, none of which are constituents in the benchmark. Shares of CCR, a Brazilian toll road operator, were supported by expectations of lower interest rates in the country. Investors also anticipated that CCR could win new concessions as Brazil privatizes additional infrastructure projects. Cosan Logistica is a holding company whose sole asset is shares of Rumo, a railway concession operator in Brazil. Cosan Logistica benefited as Rumo has invested in new locomotives and continues to improve its operations. In addition, Romo’s volumes are growing and there were renewed hopes that Cosan Logistica’s parent, Cosan Ltd., would simplify its corporate structure. Cellnex Telecom is a Spanish wireless telecommunication infrastructure operator. The company’s shares moved higher as it demonstrated the successful implementation of its expansion strategy. In particular, Cellnex Telecom raised capital in March and October 2019, in order to purchase additional cell towers in Europe. In May, the company announced acquisitions of 10,700 additional towers. Subsequently, in October, the company announced acquisitions of 8,300 additional towers.

Global equity prices have continued to rise in spite of deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a deep shadow over most economies. The service sector has, for the most part, been resilient, but whether it will remain so in the coming months is worth monitoring, in our view. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it most likely will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Against this backdrop of unpredictable trade and political developments, we remain focused on our quality approach. We regularly review the investment case for all the Fund’s holdings to assess whether their structural growth drivers are still intact. In our opinion, these companies’ clear economic moats,2 robust balance sheets and stable cash flows should enable the Fund to perform well despite market fluctuations.

We believe that there are numerous opportunities to invest in infrastructure globally. According to the Brookings Institute, real infrastructure spending in the U.S. has fallen over the past decade, from $450.4 billion in 2007 to $440.5 billion in 2017.3 In addition, U.S. spending on water infrastructure saw a meaningful decline, falling $5.6 billion (3.8%) since 2007, with a sharp drop in capital spending.3 Meanwhile, in April 2019, the World Economic Forum projected that the world is facing a US$15 trillion infrastructure gap by 2040.4

1

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.
3	Source: Brookings Institute, May 10, 2019.
4	Source: World Economic Forum, April 11, 2019.

2019 Annual Report	39

Aberdeen Global Infrastructure Fund (Unaudited) (concluded)

Elsewhere, according to Oxford Economics, Global Infrastructure Hub, China, the U.S. and Brazil have infrastructure investment gaps of US$1.9 trillion, US$3.8 trillion, and US$1.2 trillion, respectively.5 Fifty-five percent of the world’s population now lives in urban areas, a proportion that is expected to increase to 68% by 2050.5 Projections show that urbanization, combined with the overall growth of the world’s population, could add another 2.5 billion people to urban areas by 2050.6 We believe that cities will need to invest in their infrastructure in an effort to accommodate that growth.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

5	Source: Oxford Economics, Global Infrastructure Hub, July 2017.
6	Source: The 2018 Revision of World Urbanization Prospects, produced by the Population Division of the UN Department of Economic and Social Affairs.

40	2019 Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	20.41%	5.80%	N.A.	10.29%
	w/SC2	13.47%	4.56%	N.A.	9.46%
Institutional Class[3]	w/o SC	20.73%	6.08%	10.78%	12.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1

Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on November 3, 2008. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*   Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Global Infrastructure Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI), S&P Global Infrastructure Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	41

Aberdeen Global Infrastructure Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	97.1%
Short-Term Investment	2.8%
Other Assets in Excess of Liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	37.7%*
Utilities	23.6%
Communication Services	17.1%
Energy	8.9%
Real Estate	5.7%
Materials	3.5%
Consumer Discretionary	0.6%
Other	2.9%
100.0%

*          As of October 31, 2019, the Fund’s holdings in the Industrials sector were allocated to six industries: Engineering & Construction (13.7%), Transportation (11.3%), Commercial Services & Supplies (10.1%), Environmental Control (1.1%), Energy-Alternative Sources (0.8%) and Miscellaneous Manufacturing (0.7%).

Top Holdings*
Cellnex Telecom SA	3.0%
Vinci SA	2.8%
Ferrovial SA	2.8%
Kinder Morgan, Inc.	2.7%
Enbridge, Inc.	2.7%
Cosan Logistica SA	2.5%
Williams Cos., Inc.	2.4%
Buzzi Unicem SpA	2.4%
Tower Bersama Infrastructure Tbk PT	2.3%
NextEra Energy, Inc.	2.2%
Other	74.2%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	40.3%
Spain	9.1%
France	7.3%
China	6.7%
Italy	5.5%
Indonesia	4.8%
Brazil	4.6%
Mexico	4.0%
Canada	3.9%
United Kingdom	3.0%
Other	10.8%
100.0%

42	2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.1%)
ARGENTINA (1.1%)
Industrials (0.6%)
Corp. America Airports SA (a)	162,400	$643,104
Materials (0.5%)
Loma Negra Cia Industrial Argentina SA, ADR (a)	75,800	451,010
		1,094,114
BRAZIL (4.6%)
Industrials (4.6%)
CCR SA	511,100	2,095,122
Cosan Logistica SA (a)	500,000	2,528,363
		4,623,485
CANADA (3.9%)
Energy (2.7%)
Enbridge, Inc.	75,000	2,731,569
Industrials (1.2%)
Canadian Pacific Railway Ltd.	5,200	1,182,012
		3,913,581
CHINA (6.7%)
Communication Services (0.9%)
China Unicom Hong Kong Ltd., ADR	89,800	875,550
Industrials (4.9%)
China Everbright International Ltd. (b)	1,048,333	792,336
China Railway Construction Corp. Ltd., Class H (b)	1,077,500	1,178,556
COSCO SHIPPING Ports Ltd. (b)	1,451,227	1,140,939
CRRC Corp. Ltd., Class H (b)	1,094,200	731,839
Zhejiang Expressway Co. Ltd., Class H (b)	1,320,100	1,080,989
		4,924,659
Utilities (0.9%)
Beijing Enterprises Water Group Ltd. (b)	1,844,000	961,145
		6,761,354
FRANCE (7.3%)
Industrials (5.5%)
Aeroports de Paris (b)	7,700	1,464,457
Bouygues SA (b)	29,500	1,251,332
Vinci SA (b)	25,200	2,827,345
		5,543,134
Utilities (1.8%)
Veolia Environnement SA (b)	66,200	1,742,633
		7,285,767
GERMANY (1.2%)
Industrials (1.2%)
Fraport AG Frankfurt Airport Services Worldwide (b)	14,600	1,220,307

	Shares or Principal Amount	Value
INDONESIA (4.8%)
Communication Services (3.8%)
Sarana Menara Nusantara Tbk PT	19,915,900	$936,418
Tower Bersama Infrastructure Tbk PT (b)	5,100,000	2,297,684
XL Axiata Tbk PT (a)(b)	2,356,300	594,443
		3,828,545
Industrials (1.0%)
Jasa Marga Persero Tbk PT (b)	2,492,800	967,276
		4,795,821
ITALY (5.5%)
Industrials (1.4%)
Atlantia SpA (b)	57,800	1,428,002
Materials (2.3%)
Buzzi Unicem SpA (b)	97,600	2,354,953
Utilities (1.8%)
Enel SpA (b)	232,100	1,798,858
		5,581,813
JAPAN (1.8%)
Industrials (1.8%)
East Japan Railway Co. (b)	20,100	1,824,698
LUXEMBOURG (1.3%)
Communication Services (1.3%)
SES SA (b), ADR	67,400	1,306,542
MALAYSIA (1.2%)
Industrials (1.2%)
Malaysia Airports Holdings Bhd (b)	624,200	1,181,420
MEXICO (4.0%)
Industrials (2.1%)
Promotora y Operadora de Infraestructura SAB de CV	228,100	2,108,649
Utilities (1.9%)
Infraestructura Energetica Nova SAB de CV (a)	432,000	1,908,871
		4,017,520
NETHERLANDS (1.0%)
Communication Services (1.0%)
Koninklijke KPN NV (b)	316,600	982,843
NORWAY (1.5%)
Communication Services (1.5%)
Telenor ASA (b)	79,200	1,482,287
PHILIPPINES (1.6%)
Industrials (1.6%)
International Container Terminal Services, Inc. (b)	675,800	1,579,868
SPAIN (9.1%)
Communication Services (3.0%)
Cellnex Telecom SA (b)(c)	68,600	2,960,010

See accompanying Notes to Financial Statements.

2019 Annual Report	43

Statement of Investments (concluded)

October 31, 2019
Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SPAIN (continued)
Industrials (2.8%)
Ferrovial SA (b)	94,300	$2,782,151
Utilities (3.3%)
Atlantica Yield PLC	51,000	1,224,510
EDP Renovaveis SA	187,300	2,134,913
		3,359,423
		9,101,584
UNITED KINGDOM (3.0%)
Communication Services (1.9%)
Vodafone Group PLC (b)	934,100	1,906,236
Utilities (1.1%)
National Grid PLC, ADR	18,600	1,085,682
		2,991,918
UNITED STATES (37.5%)
Communication Services (3.7%)
AT&T, Inc.	25,800	993,042
DISH Network Corp., Class A (a)	27,500	945,450
T-Mobile US, Inc. (a)	21,500	1,777,190
		3,715,682
Consumer Discretionary (0.6%)
TravelCenters of America, Inc. (a)	56,000	626,080
Energy (6.2%)
Kinder Morgan, Inc.	137,300	2,743,254
SemGroup Corp., Class A	65,800	1,059,380
Williams Cos., Inc.	107,300	2,393,863
		6,196,497
Industrials (7.8%)
Dycom Industries, Inc. (a)	19,800	902,682
Genesee & Wyoming, Inc., Class A (a)	13,500	1,498,905
Kansas City Southern	11,700	1,647,126
Norfolk Southern Corp.	8,700	1,583,400
Union Pacific Corp.	6,600	1,092,036
Waste Connections, Inc.	11,600	1,071,840
		7,795,989
Materials (0.7%)
Vulcan Materials Co.	5,000	714,350
Real Estate (5.7%)
American Tower Corp., REIT	7,400	1,613,792
CoreCivic, Inc., REIT	31,700	483,742

	Shares or Principal Amount	Value
Crown Castle International Corp., REIT	15,900	$2,206,761
GEO Group, Inc. (The), REIT	94,000	1,430,680
		5,734,975
Utilities (12.8%)
American Electric Power Co., Inc. (d)	14,700	1,387,533
Clearway Energy, Inc., Class C	54,600	989,898
CMS Energy Corp.	30,900	1,975,128
DTE Energy Co.	11,600	1,476,912
Evergy, Inc.	27,256	1,741,931
FirstEnergy Corp.	36,200	1,749,184
NextEra Energy, Inc.	9,300	2,216,562
Vistra Energy Corp.	46,600	1,259,598
		12,796,746
		37,580,319
Total Common Stocks		97,325,241
SHORT-TERM INVESTMENT (2.8%)
UNITED STATES (2.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (e)	2,807,451	2,807,451
Total Short-Term Investment		2,807,451
Total Investments (Cost $87,991,565) (f)—99.9%		100,132,692
Other Assets in Excess of Liabilities—0.1%		84,584
Net Assets—100.0%		$100,217,276

(a)          Non-income producing security.

(b)          Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)          Denotes a security issued under Regulation S or Rule 144A.

(d)         All or a portion of the security has been designated as collateral for the line of credit.

(e)          Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(f)             See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR  American Depositary Receipt

PLC   Public Limited Company

REIT  Real Estate Investment Trust

At October 31, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Hong Kong Dollar
01/09/2020	HSBC Bank plc	USD6,759,744	HKD53,000,000	$6,762,216	$(2,472)

See accompanying Notes to Financial Statements.

44	2019 Annual Report

Aberdeen Income Builder Fund (Unaudited)

Aberdeen Income Builder (Institutional Class shares net of fees) returned 10.68% for the 12-month period ended October 31, 2019, versus the 14.33% return of its benchmark, the Standard & Poor’s (S&P) 500 Index, and the 10.32% return of its secondary benchmark, the Dow Jones Industrial Average, during the same period.

Global equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S. broader-market S&P 500 Index slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory and launched another round of bond-buying. Prospects of an interim U.S.-China trade deal and an extension of Brexit for three months gave stocks another lift toward the end of the reporting period.

The overall fixed-income market generated strong results during the reporting period, supported by falling yields. This was driven by a number of factors, including the three interest rate cuts by the Fed. The Fed’s accommodative stance was triggered by signs of moderating global growth, partially due to the ongoing trade war between the U.S. and China. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a broader U.S. fixed-income market benchmark, returned 11.51% over the 12-month period ended October 31, 2019. In contrast, the U.S. high-yield market, as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index,2 returned 9.52% over the reporting period.

We believe it is important to note that the Fund’s equity portfolio outperformed the S&P 500 Index over the reporting period. The Fund’s relative underperformance versus that benchmark was attributable to its fixed-income holdings. While they generated a strong absolute return, the overall fixed-income market lagged the equity market during the 12-month reporting period.

The performance of the Fund’s equity portfolio relative to the S&P 500 Index was supported by positions in the information technology and utilities sectors. The primary individual stock contributors included overweight positions in Microsoft Corp., Broadcom Inc. and NextEra Energy, Inc. Microsoft’s revenue growth continues to surprise to the upside, driven by its commercial cloud business and, secondarily, by Office 365. This robust top-line growth is beginning to inflect margins upward, generating meaningful returns for shareholders. Broadcom’s shares benefited from continued earnings growth in the face of significant headwinds. This has been enabled by strong execution around integration of the acquired CA Technologies software business and the relative strength of its well-positioned semiconductor technologies. NextEra Energy outperformed both the market and peers during the period. Its earnings growth and backlog wins at Energy Resources (renewable energy) have exceeded expectations, driven by strong execution on both spending initiatives and the Gulf Power integration (recent acquisition) at their regulated utility. Continued strong demand for development of renewable power assets has also bolstered its share price.

Conversely, stock selection in the health care and industrials sectors hampered the Fund’s relative performance for the reporting period. The largest detractors among individual holdings included overweight positions in Johnson & Johnson, Charles Schwab Corp., and Snap-on, Inc. Concerns about opioid and talc litigation have weighed on Johnson & Johnson’s shares, overwhelming what has been solid performance over the last year. Investor enthusiasm has waned due to fears of the company’s large potential liabilities. Charles Schwab’s shares were hampered by increased pricing pressure on trading fees within the peer group (E-Trade, TD Ameritrade and Fidelity). Secondarily, falling interest rates increase the risk of earnings weakness from Charles Schwab’s net interest income. Snap-On’s shares were hurt by the U.S.-China trade war and an industrial recession that has pressured its operating model. We exited the Fund’s position in Snap-on Inc. during the period.

Regarding the Fund’s individual high-yield bond holdings, the leading contributors to relative performance included M.D.C. Holdings, Inc., Sycamore Partners Management LP and EP Energy Corp. M.D.C. Holdings, Inc. is a U.S.-focused homebuilder with a national footprint that benefits from exposure to attractive markets such as Denver, Phoenix, California and Orlando. The company operates with a conservative balance sheet and caters to entry-level buyers. During the reporting period, the company consistently posted strong corporate earnings in a low interest-rate environment that served as a tailwind for the homebuilder sector. Our holding in the company’s 2043 notes benefited from both the fundamental improvement at M.D.C. Holdings, as well as the positive rate impact on our long-duration bonds. Staples is a market-leading business supplies distributor owned by private equity company Sycamore Partners Management. Its bonds benefited as, earlier this year, the company announced a tender for outstanding bonds at a premium as part of a refinancing package to address outstanding maturities. After tendering our holdings at the time, we decided to invest in the new bond offering which has done well on the back of an improving

1                  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2                  The ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

2019 Annual Report	45

Aberdeen Income Builder Fund (Unaudited) (concluded)

fundamental story for Staples. The lack of a position in EP Energy Corp., an independent oil and gas producer, benefited Fund performance. The company defaulted during the period due to poor operating results, in combination with lower commodity prices.

High-yield corporate bond holdings that weighed on the Fund’s relative performance for the reporting period included Oasis Petroleum, Inc., Bruin E&P Partners LLC and Shandong Xinchao Energy Corp. Ltd. All three companies are independent oil and gas producers. During the period, volatile oil prices in conjunction with a general aversion to energy names resulted in these bonds underperforming. We maintain our conviction in the positions based on the companies either generating positive free cash flow, or being on the verge of becoming free cash flow positive with low leverage.

The Fund had no significant exposure to derivatives during the reporting period.

Global equity prices have continued to rise in spite of deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a deep shadow over most economies. The service sector has, for the most part, been resilient, but whether it will remain so in the coming months is worth monitoring, in our view. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it most likely will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Against this backdrop of unpredictable trade and political developments, we remain focused on our quality approach. We regularly review the investment case for all the Fund’s holdings to assess whether their structural growth drivers are still intact. As always, we focus on the binding themes at our core: diversification,3 business strength, discipline and focus on risk at the company level.

Portfolio Management:

North American Equity, U.S. High Yield and Global High Yield Teams

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3      Diversification does not ensure a profit or protect against a loss in a declining market.

46	2019 Annual Report

Aberdeen Income Builder Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.	Inception[3]
Class A	w/o SC	10.45%	7.49%	N.A.	10.74%
	w/SC2	4.15%	6.22%	N.A.	9.91%
Institutional Class[4]	w/o SC	10.68%	7.74%	10.93%	11.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Predecessor Fund followed different investment strategies under the name “Alpine Dividend Fund” (for periods from September 10, 2015 through May 6, 2018) and under the name “Alpine Accelerating Dividend Fund” (for periods prior to September 10, 2015). Please consult the Fund’s prospectus for more detail.

2             A 5.75% front-end sales charge was deducted.

3             Predecessor Fund commenced operations on November 5, 2008. The first offering of Class A shares was December 30, 2011.

4             Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*   Minimum initial investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Income Builder Fund, the S&P 500® Index, the Dow Jones Industrial Average and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes and the average do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	47

Aberdeen Income Builder Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Corporate Bonds	49.2%
Common Stocks	45.4%
Short-Term Investment	4.7%
Other Assets in Excess of Liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	18.4%
Communication Services	17.0%
Health Care	12.4%
Consumer Discretionary	11.8%
Financials	10.6%
Industrials	7.8%
Energy	5.9%
Consumer Staples	4.3%
Utilities	4.0%
Real Estate	2.4%
Other	5.4%
100.0%

Top Holdings*
Microsoft Corp.	5.0%
Apple, Inc.	3.8%
Johnson & Johnson	2.9%
TJX Cos., Inc. (The)	2.7%
JPMorgan Chase & Co.	2.6%
Comcast Corp., Class A	2.2%
Bank of America Corp.	2.1%
Alphabet, Inc., Class C	1.9%
Alphabet, Inc., Class A	1.9%
Broadcom, Inc.	1.9%
Other	73.0%
100.0%

*     For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	94.6%
Netherlands	1.5%
Bermuda	1.2%
Canada	1.0%
Zambia	0.6%
China	0.4%
Other	0.7%
100.0%

48	2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
COMMON STOCKS (45.4%)
BERMUDA (1.2%)
Marvell Technology Group Ltd.	46,692	$1,138,818
UNITED STATES (44.2%)
Communication Services (7.1%)
Alphabet, Inc., Class A (a)	1,400	1,762,320
Alphabet, Inc., Class C (a)	1,400	1,764,154
Comcast Corp., Class A	45,000	2,016,900
Verizon Communications, Inc.	15,000	907,050
		6,450,424
Consumer Discretionary (4.3%)
Dollar Tree, Inc. (a)	13,960	1,541,184
TJX Cos., Inc. (The)	42,000	2,421,300
		3,962,484
Consumer Staples (1.1%)
Constellation Brands, Inc., Class A	5,000	951,650
Financials (9.5%)
Bank of America Corp.	61,000	1,907,470
Charles Schwab Corp. (The)	29,391	1,196,508
Citigroup, Inc.	22,000	1,580,920
CME Group, Inc.	8,000	1,646,000
JPMorgan Chase & Co.	19,000	2,373,480
		8,704,378
Health Care (5.7%)
Baxter International, Inc.	12,365	948,395
Johnson & Johnson	20,000	2,640,800
UnitedHealth Group, Inc.	6,500	1,642,550
		5,231,745
Industrials (1.9%)
CSX Corp.	25,000	1,756,750
Information Technology (10.7%)
Apple, Inc.	13,914	3,461,247
Broadcom, Inc.	6,000	1,757,100
Microsoft Corp.	32,000	4,587,840
		9,806,187
Real Estate (1.3%)
Equinix, Inc., REIT	2,130	1,207,241
Utilities (2.6%)
CMS Energy Corp.	17,000	1,086,640
NextEra Energy, Inc.	5,500	1,310,870
		2,397,510
		40,468,369
Total Common Stocks		41,607,187

	Shares or Principal Amount	Value
CORPORATE BONDS (49.2%)
CANADA (1.0%)
Aerospace & Defense (0.5%)
Bombardier, Inc. (USD), 7.50%, 12/01/2024 (b)	$444,000	$430,403
Food Products (0.5%)
Clearwater Seafoods, Inc. (USD), 6.88%, 05/01/2025 (b)	506,000	519,915
		950,318
CHINA (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Moss Creek Resources Holdings, Inc. (b)	500,000	337,500
NETHERLANDS (1.5%)
Commercial Services & Supplies (1.0%)
Cimpress NV (USD), 7.00%, 06/15/2026 (b)	850,000	896,750
Packaging & Containers (0.5%)
Trivium Packaging Finance BV (USD), 5.50%, 08/15/2026 (b)	467,000	489,182
		1,385,932
UNITED STATES (45.7%)
Aerospace & Defense (0.8%)
TransDigm, Inc. (USD), 6.00%, 07/15/2022	675,000	686,475
Auto Manufacturers (0.3%)
General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), Series A, (USD), 5.75%, 09/30/2027 (c)	234,000	225,953
Building Materials (1.3%)
Builders FirstSource, Inc. (USD), 5.63%, 09/01/2024 (b)	440,000	457,600
Builders FirstSource, Inc. (USD), 6.75%, 06/01/2027 (b)	64,000	69,440
Tecnoglass, Inc. (USD), 8.20%, 01/31/2022 (b)	614,000	664,655
		1,191,695
Coal (0.4%)
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. (USD), 7.50%, 06/15/2025 (b)	475,000	403,750
Commercial Banks (0.8%)
Bank of America Corp., (fixed rate to 03/10/2026, variable rate thereafter), Series DD, (USD), 6.30%, 03/10/2026 (c)	632,000	718,609
Commercial Services & Supplies (1.7%)
Graham Holdings Co. (USD), 5.75%, 06/01/2026 (b)	622,000	663,985
Iron Mountain, Inc. (USD), 6.00%, 08/15/2023	856,000	874,190
		1,538,175

See accompanying Notes to Financial Statements.

2019 Annual Report	49

Statement of Investments (continued)

October 31, 2019
Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Computers & Peripherals (2.0%)
Banff Merger Sub, Inc. (USD), 9.75%, 09/01/2026 (b)	$509,000	$474,006
Dell International LLC / EMC Corp. (USD), 5.88%, 06/15/2021 (b)	294,000	298,522
Dell International LLC / EMC Corp. (USD), 6.02%, 06/15/2026 (b)	172,000	196,317
Dell International LLC / EMC Corp. (USD), 5.30%, 10/01/2029 (b)	743,000	820,854
		1,789,699
Diversified Financial Services (0.3%)
Ally Financial, Inc. (USD), 5.13%, 09/30/2024	281,000	308,960
Diversified Telecommunication Services (3.7%)
CommScope, Inc. (USD), 8.25%, 03/01/2027 (b)	125,000	118,404
CommScope, Inc. (USD), 6.00%, 03/01/2026 (b)	535,000	549,712
Consolidated Communications, Inc. (USD), 6.50%, 10/01/2022	750,000	676,875
Qwest Capital Funding, Inc. (USD), 7.75%, 02/15/2031	202,000	195,435
Qwest Capital Funding, Inc. (USD), 6.88%, 07/15/2028	203,000	191,835
Sprint Corp. (USD), 7.88%, 09/15/2023	1,524,000	1,682,115
		3,414,376
Electric Utilities (1.3%)
Calpine Corp. (USD), 5.25%, 06/01/2026 (b)	608,000	632,320
NRG Energy, Inc. (USD), 5.25%, 06/15/2029 (b)	556,000	596,310
		1,228,630
Energy Equipment & Services (3.0%)
Cheniere Corpus Christi Holdings LLC (USD), 7.00%, 06/30/2024	1,081,000	1,243,236
Cheniere Energy Partners LP, Series WI (USD), 5.25%, 10/01/2025	443,000	458,505
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (USD), 5.75%, 04/01/2025	73,000	75,373
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (USD), 5.63%, 05/01/2027 (b)	502,000	505,148
Western Midstream Operating LP (USD), 4.50%, 03/01/2028	68,000	64,877
Western Midstream Operating LP (USD), 4.75%, 08/15/2028	396,000	384,063
		2,731,202
Entertainment (1.5%)
Cedar Fair LP (USD), 5.25%, 07/15/2029 (b)	649,000	696,052
Live Nation Entertainment, Inc. (USD), 4.75%, 10/15/2027 (b)	241,000	251,267
Six Flags Entertainment Corp. (USD), 4.88%, 07/31/2024 (b)	404,000	417,130
		1,364,449

	Shares or Principal Amount	Value
Environmental Control (0.5%)
Clean Harbors, Inc. (USD), 4.88%, 07/15/2027 (b)	$382,000	$398,212
Clean Harbors, Inc. (USD), 5.13%, 07/15/2029 (b)	53,000	56,445
		454,657
Hand/Machine Tools (0.4%)
Colfax Corp. (USD), 6.00%, 02/15/2024 (b)	126,000	133,560
Colfax Corp. (USD), 6.38%, 02/15/2026 (b)	243,000	263,048
		396,608
Health Care Equipment & Supplies (0.7%)
Avantor, Inc. (USD), 6.00%, 10/01/2024 (b)	600,000	641,328
Healthcare Providers & Services (3.9%)
DaVita, Inc. (USD), 5.13%, 07/15/2024	276,000	281,733
Encompass Health Corp. (USD), 4.50%, 02/01/2028	65,000	66,463
Encompass Health Corp. (USD), 4.75%, 02/01/2030	65,000	67,031
Encompass Health Corp. (USD), 5.75%, 11/01/2024	550,000	556,187
HCA, Inc. (USD), 5.88%, 02/01/2029	396,000	448,965
HCA, Inc. (USD), 5.63%, 09/01/2028	310,000	348,362
HCA, Inc. (USD), 4.75%, 05/01/2023	1,089,000	1,165,655
Tenet Healthcare Corp. (USD), 5.13%, 05/01/2025	600,000	614,250
		3,548,646
Home Builders (2.4%)
Century Communities, Inc. (USD), 6.75%, 06/01/2027 (b)	231,000	247,170
Century Communities, Inc. (USD), 5.88%, 07/15/2025	420,000	436,800
Lennar Corp. (USD), 4.75%, 11/29/2027	887,000	957,960
MDC Holdings, Inc. (USD), 6.00%, 01/15/2043	550,000	572,687
		2,214,617
Internet (0.6%)
Netflix, Inc. (USD), 6.38%, 05/15/2029 (b)	525,000	589,313
Leisure Time (0.9%)
Viking Cruises Ltd. (USD), 5.88%, 09/15/2027 (b)	801,000	851,063
Lodging (1.3%)
MGM Resorts International (USD), 5.50%, 04/15/2027	429,000	471,900
Wyndham Destinations, Inc. (USD), 6.35%, 10/01/2025	686,000	759,745
		1,231,645
Media (7.4%)
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.38%, 06/01/2029 (b)	1,525,000	1,627,937
CSC Holdings LLC (USD), 6.50%, 02/01/2029 (b)	441,000	492,542
Cumulus Media New Holdings, Inc. (USD), 6.75%, 07/01/2026 (b)	935,000	991,100
Diamond Sports Group LLC / Diamond Sports Finance Co. (USD), 5.38%, 08/15/2026 (b)	359,000	375,155
Diamond Sports Group LLC / Diamond Sports Finance Co. (USD), 6.63%, 08/15/2027 (b)	396,000	407,880
DISH DBS Corp. (USD), 5.88%, 07/15/2022	471,000	492,577

See accompanying Notes to Financial Statements.

50	2019 Annual Report

Statement of Investments (concluded)

October 31, 2019
Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Media (continued)
DISH DBS Corp. (USD), 5.00%, 03/15/2023	$493,000	$496,698
Gray Television, Inc. (USD), 7.00%, 05/15/2027 (b)	424,000	463,750
Meredith Corp. (USD), 6.88%, 02/01/2026	900,000	927,657
Sirius XM Radio, Inc. (USD), 5.50%, 07/01/2029 (b)	455,000	491,832
		6,767,128
Metal Fabricate/Hardware (0.5%)
Novelis Corp. (USD), 5.88%, 09/30/2026 (b)	461,000	484,096
Oil & Gas Services (0.5%)
Nine Energy Service, Inc. (USD), 8.75%, 11/01/2023 (b)	53,000	39,750
USA Compression Partners LP / USA Compression Finance Corp. (USD), 6.88%, 09/01/2027 (b)	437,000	437,000
		476,750
Oil, Gas & Consumable Fuels (1.6%)
Bruin E&P Partners LLC (USD), 8.88%, 08/01/2023 (b)	658,000	434,280
Oasis Petroleum, Inc. (USD), 6.25%, 05/01/2026 (b)	727,000	494,360
Viper Energy Partners LP (USD), 5.38%, 11/01/2027 (b)	31,000	31,310
WPX Energy, Inc. (USD), 8.25%, 08/01/2023	429,000	478,335
		1,438,285
Packaging & Containers (0.8%)
Berry Global, Inc. (USD), 4.88%, 07/15/2026 (b)	709,000	745,336
Pharmaceutical (2.2%)
Bausch Health Americas, Inc. (USD), 8.50%, 01/31/2027 (b)	116,000	130,175
Bausch Health Cos, Inc. (USD), 7.00%, 03/15/2024 (b)	900,000	941,558
Perrigo Finance Unlimited Co. (USD), 4.38%, 03/15/2026	867,000	896,849
		1,968,582
Real Estate Investment Trust (REIT) Funds (1.2%)
GLP Capital LP / GLP Financing II, Inc. (USD), 5.38%, 04/15/2026	982,000	1,079,856

	Shares or Principal Amount	Value
Retail (1.0%)
Staples, Inc. (USD), 7.50%, 04/15/2026 (b)	$902,000	$938,260
Software (2.7%)
ACI Worldwide, Inc. (USD), 5.75%, 08/15/2026 (b)	850,000	901,000
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. (USD), 5.75%, 03/01/2025 (b)	500,000	511,600
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. (USD), 6.00%, 07/15/2025 (b)	956,000	1,015,750
		2,428,350
		41,856,493
ZAMBIA (0.6%)
Metals & Mining (0.6%)
First Quantum Minerals Ltd. (b)	532,000	520,695
Total Corporate Bonds		45,050,938
SHORT-TERM INVESTMENT (4.7%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (d)	4,296,583	4,296,583
Total Short-Term Investment		4,296,583
Total Investments (Cost $72,907,901) (e)—99.3%		90,954,708
Other Assets in Excess of Liabilities—0.7%		598,566
Net Assets—100.0%		$91,553,274

(a)	Non-income producing security.

(b)	Denotes a security issued under Regulation S or Rule 144A.

(c)

Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2019.

(e)	See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

USD	United States Dollar

See accompanying Notes to Financial Statements.

2019 Annual Report	51

Aberdeen International Equity Fund (Unaudited)

Aberdeen International Equity Fund (Institutional Class shares net of fees) returned 13.47% for the 12-month period ended October 31, 2019, versus the 11.84% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, during the same period.

International equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in U.S.-China trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points (0.25%) in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift towards the end of the reporting period.

The Fund outperformed its benchmark, the MSCI AC World ex USA Index, for the reporting period due mainly to positive stock selection.

At the stock level, Swedish compressor-maker Atlas Copco Group was a key contributor to the Fund’s relative performance for the reporting period. The stock price climbed after the company reported higher-than-expected orders in the second and third quarters of its 2019 fiscal year, alleviating investors’ concerns linked to a slowdown in global manufacturing growth. Shares of the Fund’s holding in luxury goods conglomerate LVMH Moët Hennessy Louis Vuitton similarly advanced on the back of buoyant sales that assuaged fears of a decline in its core market of China. Elsewhere, the position in pan-Asian insurer AIA Group was bolstered by new approvals to begin operations in more mainland China cities.

On the negative side, shares of the Fund’s holding in Ain Holdings Inc. declined after the Japanese pharmacy chain operator posted generally weaker-than-expected results for its 2019 fiscal year due to muted sales of higher-margin drugs. Ain Holdings also reduced profit forecasts in anticipation of a less favorable outcome from its drug-price negotiations with wholesalers. We are monitoring the progress of these talks, and we believe that the stock’s valuation is currently attractive. Thailand-based lender Kasikornbank PCL was hampered by an uncertain macroeconomic outlook as exports slowed and tourist arrivals moderated. We exited the Fund’s position in the company as we believe that its outlook remains challenging and we expect its fees to come under pressure. Shares of the Fund’s holding in British American Tobacco plc (BAT) moved lower despite its positive earnings and outlook. The company’s competitor, Philip Morris International Inc. (which the Fund does not hold) received permission to sell its main heat-not-burn tobacco product in the U.S., giving it first-mover advantage in this important market segment. We are more optimistic on BAT’s sales in the U.S. for the full 2019 calendar year, and we believe that its high dividend yield and earnings growth provide attractive returns.

Regarding portfolio activity during the reporting period, we initiated holdings in UK-based speciality chemicals company Croda International plc, as we believe it is a high-quality business which enjoys increasing demand for natural ingredients; Japanese drugstore operator Ain Holdings Inc., which in our view is poised to grow given the country’s aging population and the industry’s long-term prospects; UK-based biotechnology firm Genus plc, which is benefiting from increasing demand for agricultural products and protein; New Zealand-based Fisher & Paykel Healthcare Corp. Ltd., a maker of medical devices in respiratory care with high levels of recurring revenues; luxury brands retailer Hermes International S.A., which we believe could continue to benefit from rising incomes and is supported by a robust balance sheet; Israel-based Nice Systems Ltd., which is a beneficiary of the continued shift to cloud computing systems; and UK-based technology firm Aveva Group plc, which we believe has attractive long-term prospects and may benefit from its merger with the industrial software business of Schneider Electric Ltd. (which the Fund does not hold).

In addition to Kasikornbank as previously noted, we exited the Fund’s positions in the following companies: U.S. eyecare company Alcon Inc., which recently was spun off from the Fund’s holding in pharmaceutical firm Novartis, as we feel that there is a lack of transparency about its business prospects; South Korean beauty and cosmetics products maker AmorePacific Group Inc., as the stock’s performance did not meet our expectations; German chemical and consumer goods company Henkel AG & Co. following a string of profit warnings, which we believe has hurt management’s credibility; Hong Kong exchange-listed conglomerate Swire Pacific Ltd., which had faced a difficult management transition; Japan Tobacco Inc., in part to adjust the Fund’s overall exposure to the tobacco industry; fast-food chain operator Yum China Holdings Inc., given our longer-term concerns about its business proposition; UK-based satellite firm Inmarsat plc, as its board has endorsed the privatization bid by a private-equity consortium; UK-based telecommunications company Vodafone Group plc as it is facing near-term competitive challenges; and Germany’s Bayer AG, a manufacturer of healthcare, nutrition and high-tech materials products, due to the increasingly difficult environment for its weed-killer Roundup in the medium term.

Furthermore, we exited the Fund’s positions in several companies as we believed that there were better investment opportunities elsewhere. These exited positions included Swedish industrial

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

52	2019 Annual Report

Aberdeen International Equity Fund (Unaudited) (concluded)

equipment maker Epiroc AB; luggage-maker Samsonite International S.A.; German chip-maker Infineon Technologies AG; Israeli security solutions provider Check Point Software Technologies Ltd.; and Hong Kong-based conglomerate Jardine Matheson Holdings Ltd.

International equity prices have continued to rise despite deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a deep shadow over most economies. For the most part, the service sector has been resilient, but whether it will remain so in the coming months is worth monitoring, in our view. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it most likely will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Against this backdrop of unpredictable trade and political developments, we remain focused on our quality approach. We regularly review the investment case for all the Fund’s holdings to assess whether their structural growth drivers are still intact. In our opinion, these companies’ clear economic moats,2 robust balance sheets and stable cash flows should enable the Fund to perform well despite market fluctuations.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2             A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

2019 Annual Report	53

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.13%	1.14%	4.49%
	w/SC1	6.62%	(0.06%)	3.88%
Class C	w/o SC	12.35%	0.44%	3.77%
	w/SC2	11.35%	0.44%	3.77%
Class R3	w/o SC	12.80%	0.84%	4.23%
Institutional Service Class[3]	w/o SC	13.41%	1.40%	4.73%
Institutional Class[3]	w/o SC	13.47%	1.49%	4.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             A 5.75% front-end sales charge was deducted.

2             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

3             Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex US Index and the Consumer Price Index (CPI) over a 10-year period ending

October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,420 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

54	2019 Annual Report

Aberdeen International Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	92.3%
Preferred Stocks	4.4%
Short-Term Investment	3.3%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	20.0%
Consumer Staples	17.7%
Health Care	15.4%
Industrials	12.6%
Information Technology	12.0%
Materials	6.9%
Consumer Discretionary	5.7%
Communication Services	2.5%
Energy	2.4%
Real Estate	1.5%
Other	3.3%
100.0%

Top Holdings*
AIA Group Ltd.	4.0%
Roche Holding AG	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
L’Oreal SA	3.2%
Housing Development Finance Corp. Ltd.	3.0%
LVMH Moet Hennessy Louis Vuitton SE	3.0%
Treasury Wine Estates Ltd.	3.0%
CSL Ltd.	3.0%
Deutsche Boerse AG	2.9%
Genus PLC	2.5%
Other	68.4%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	19.5%
Japan	12.7%
Switzerland	10.3%
France	7.2%
Australia	5.9%
India	4.5%
Germany	4.4%
Hong Kong	4.0%
Canada	3.9%
Taiwan	3.5%
Other	24.1%
100.0%

2019 Annual Report	55

Statement of Investments

October 31, 2019
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.3%)
AUSTRALIA (5.9%)
Consumer Staples (3.0%)
Treasury Wine Estates Ltd. (a)	535,656	$6,493,834
Health Care (2.9%)
CSL Ltd. (a)	36,800	6,489,910
		12,983,744
CANADA (3.9%)
Industrials (2.0%)
Ritchie Bros Auctioneers, Inc.	106,300	4,373,546
Materials (1.9%)
Nutrien Ltd.	87,060	4,164,946
		8,538,492
CHINA (2.5%)
Communication Services (2.5%)
Tencent Holdings Ltd. (a)	133,700	5,423,261
FRANCE (7.2%)
Consumer Discretionary (4.0%)
Hermes International (a)	3,000	2,161,057
LVMH Moet Hennessy Louis Vuitton SE (a)	15,300	6,533,951
		8,695,008
Consumer Staples (3.2%)
L’Oreal SA (a)	23,900	6,980,274
		15,675,282
GERMANY (4.4%)
Financials (2.9%)
Deutsche Boerse AG (a)	41,503	6,427,139
Materials (1.5%)
Linde PLC (a)(b)	16,196	3,197,020
		9,624,159
HONG KONG (4.0%)
Financials (4.0%)
AIA Group Ltd. (a)	876,500	8,728,378
INDIA (4.5%)
Consumer Staples (1.5%)
ITC Ltd. (a)	907,000	3,298,703
Financials (3.0%)
Housing Development Finance Corp. Ltd. (a)	217,400	6,540,228
		9,838,931
ISRAEL (2.5%)
Information Technology (2.5%)
NICE Ltd., ADR (b)	34,700	5,475,313
JAPAN (12.7%)
Consumer Discretionary (1.7%)
Shimano, Inc. (a)	22,000	3,661,913

	Shares or Principal Amount	Value
Consumer Staples (1.2%)
Ain Holdings, Inc. (a)	48,500	$2,775,128
Financials (2.0%)
Japan Exchange Group, Inc. (a)	261,100	4,310,370
Health Care (2.5%)
Sysmex Corp. (a)	84,400	5,506,935
Industrials (1.3%)
FANUC Corp. (a)	14,100	2,781,214
Information Technology (2.5%)
Keyence Corp. (a)	8,700	5,500,979
Materials (1.5%)
Shin-Etsu Chemical Co. Ltd. (a)	28,900	3,222,385
		27,758,924
MEXICO (1.9%)
Consumer Staples (1.9%)
Fomento Economico Mexicano SAB de CV, ADR	47,700	4,246,254
NEW ZEALAND (3.0%)
Health Care (1.5%)
Fisher & Paykel Healthcare Corp. Ltd. (a)	265,700	3,257,983
Industrials (1.5%)
Auckland International Airport Ltd. (a)	552,200	3,291,014
		6,548,997
PHILIPPINES (1.5%)
Real Estate (1.5%)
Ayala Land, Inc. (a)	3,380,900	3,230,883
SINGAPORE (2.5%)
Financials (2.5%)
Oversea-Chinese Banking Corp. Ltd. (a)	682,181	5,484,195
SWEDEN (2.5%)
Industrials (2.5%)
Atlas Copco AB, A Shares (a)	154,400	5,449,780
SWITZERLAND (10.3%)
Consumer Staples (2.4%)
Nestle SA (a)	48,400	5,177,895
Health Care (6.0%)
Novartis AG (a)	61,300	5,356,100
Roche Holding AG (a)	25,500	7,674,373
		13,030,473
Industrials (1.9%)
dormakaba Holding AG (a)(b)	6,666	4,270,054
		22,478,422
TAIWAN (3.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	773,000	7,575,244

See accompanying Notes to Financial Statements.

56	2019 Annual Report

Statement of Investments (concluded)

October 31, 2019
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
UNITED KINGDOM (19.5%)
Consumer Staples (4.5%)
British American Tobacco PLC (a)	123,400	$4,316,021
Diageo PLC (a)	134,900	5,521,589
		9,837,610
Energy (2.4%)
Royal Dutch Shell PLC, B Shares (a)	179,400	5,166,678
Financials (3.2%)
M&G PLC (b)	129,500	358,645
Prudential PLC (a)	129,500	2,261,955
Standard Chartered PLC (a)	482,157	4,375,059
		6,995,659
Health Care (2.5%)
Genus PLC (a)	147,500	5,541,760
Industrials (3.4%)
Experian PLC (a)	138,700	4,372,004
Rolls-Royce Holdings PLC (a)	329,500	3,031,976
		7,403,980
Information Technology (1.5%)
AVEVA Group PLC (a)	60,500	3,278,175
Materials (2.0%)
Croda International PLC (a)	69,549	4,339,279
		42,563,141
Total Common Stocks		201,623,400
PREFERRED STOCKS (4.4%)
BRAZIL (2.4%)
Financials (2.4%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	595,139	5,213,418
SOUTH KOREA (2.0%)
Information Technology (2.0%)
Samsung Electronics Co. Ltd., GDR	5,000	4,325,000
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC (b)	15,157,000	19,633
Total Preferred Stocks		9,558,051

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (3.3%)
UNITED STATES (3.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (c)	7,322,517	$7,322,517
Total Short-Term Investment		7,322,517
Total Investments (Cost $188,752,694) (d)—100.0%		218,503,968
Liabilities in Excess of Other Assets—0.0%		(52,577)
Net Assets—100.0%		$218,451,391

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.
(d)	See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2019 Annual Report	57

Aberdeen International Small Cap Fund (Unaudited)

Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned 14.39% for the 12-month period ended October 31, 2019, versus the 9.23% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, during the same period.

International small-cap equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S., Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in U.S.-China trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift towards the end of the reporting period.

The Fund’s outperformance relative to its benchmark, the MSCI AC World ex USA Small Cap Index, for the reporting period was attributable primarily to positive stock selection.

At the stock level, the Fund’s holding in UK software group Aveva Group plc bolstered relative performance for the period. The firm delivered further earnings upgrades from a combination of stronger end-markets and synergy benefits on the back of its combination with the industrial software business of Schneider Electric SE (which the Fund does not hold). Shares of Japanese component manufacturer Nabtesco Corp. recovered after a heavy sell-off, buoyed by growing market expectations of a bottoming of a decline in orders, particularly at its hydraulic equipment business that supplies Chinese construction-equipment companies. The Fund’s holding in Tesco Lotus Retail Growth Freehold and Leasehold Property Fund, a Thailand-based property fund that owns rental rights to 23 Tesco Lotus hypermarkets, delivered steady profit growth and dividends over the reporting period despite a slowing economy.

Conversely, the Fund’s holding in soft-drink bottler Embotelladora Andina AG was a key detractor from performance for the reporting period, as the stock price declined amid investors’ macroeconomic concerns in its key markets of Chile and Argentina. In our view, while the riots in Chile and Argentina’s uncertain outlook pose short-term challenges, the firm’s long-term fundamentals remain intact. In the Latin American market, the Fund’s position in Brazilian shipping firm

Wilson Sons Ltd. was hampered by poor operating performance. We believe that the company’s challenges are temporary and the quality of its assets, well-balanced income stream and management’s stellar track record have been underappreciated by the market. Shares of Korean dental implant provider Osstem Implant Co. Ltd. fell after the company posted quarterly operating profits that missed its estimates due to bad debt provisions and returns allowances in emerging markets. We subsequently exited the Fund’s position in the company.

Regarding portfolio activity over the reporting period, we initiated holdings in the following companies: Japanese drugstore operator Ain Holdings Inc., which we believe is poised to grow given the country’s aging population and industry consolidation; UK-based biotechnology firm Genus plc, which benefits from increasing demand for agricultural products and protein; UK-based biotechnology firm Abcam plc, which in our view has a solid market position in producing and distributing antibodies for recurrent use; U.S.-based electronics design software provider Altium Ltd., as we believe that it has a solid position in the mass market and benefits from good product traction and high recurring revenues; French perfume-maker Inter Parfums Inc., which in our opinion has a good reputation, robust balance sheet and wide geographical footprint; Danish financial software provider Simcorp A/S, which we believe is positioned to gain further traction in the U.S.; Israeli robotic pool cleaner provider Maytronics Ltd., as it has highly competitive products; and Israeli security software provider CyberArk Software Ltd., which in our view has attractive growth and margin-improvement opportunities.

Within the emerging markets, we established new positions in Poland-based grocery store giant Dino Polska S.A., as we believe that the stock should provide strong performance and the company has sound growth prospects and a decent asset base; Indonesian real estate firm Pakuwon Jati Tbk, as we think that it has a sturdy balance sheet, high recurring revenues and an established land bank which offers scope to drive net asset value growth; Taiwanese silicon wafer manufacturer GlobalWafers Co. Ltd., as we believe that it has an attractive valuation, yield, and growth prospects; and Brazilian shopping mall-operator Multiplan Empreendimentos Imobiliários S.A., which in our view has a promising development pipeline.

During the reporting period, we exited the Fund’s positions in Calbee Inc., as the Japanese snack food maker struggled to parlay its domestic success overseas, which has weighed on its long-term opportunities. We sold the Fund’s shares in Canadian Western Bank on our concerns that higher funding costs would push the bank towards more high-risk, high-reward activities. Additionally, we exited the positions in luggage-maker Samsonite International S.A., Brazilian shopping mall operator Iguatemi Empresa de Shopping Centers S.A., and Indonesia’s Indocement Tunggal Prakarsa Tbk in favor of what we believed were better investment opportunities elsewhere.

We also exited the Fund’s positions in several UK-based companies: hotel and pub operator Fuller Smith & Turner plc following the disposal of its beer business; satellite communication firm Inmarsat

1

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

58	2019 Annual Report

Aberdeen International Small Cap Fund (Unaudited) (concluded)

plc, as we believe that the likelihood of a competing bid for the firm is diminishing with time; hospitality management and real estate group Millennium & Copthorne Hotels plc following a renewed bid for the firm from Singapore-based real estate investment company City Developments Ltd. (which the Fund does not hold) at a more attractive price; British polymer solutions provider Victrex plc, which was facing challenging trading conditions and increasing costs; and Swiss software firm Temenos AG and Swiss cocoa producer Barry Callebaut AG, both of which had exceeded the Fund’s small-cap threshold.

Finally, we sold the Fund’s shares in Turkish retailer Bim Birlesik Magazalar AS on our concerns over the country’s political environment, as well as currency volatility; Spanish meat-casing producer Viscofan S.A., which operates in a mature market and is unable to pass on cost increases; and South African retail pharmacy Clicks Group Ltd. following the recent rally its share price, as we believed that the stock became fully valued.

International small-cap equity prices have continued to rise in spite of deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a deep shadow over most economies. The service sector has, for the most part, been resilient, but whether it will remain so in the coming months is worth monitoring, in our view. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it most likely will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Against this backdrop of unpredictable trade and political developments, we remain focused on our quality approach. We regularly review the investment case for all the Fund’s holdings to assess whether their structural growth drivers are still intact. In our opinion, these companies’ clear economic moats,2 robust balance sheets and stable cash flows should enable the Fund to perform well despite market fluctuations.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2	A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

2019 Annual Report	59

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	13.93%	7.01%	10.73%
	w/SC3	7.42%	5.75%	10.07%
Class C	w/o SC	13.21%	6.29%	9.97%
	w/SC4	12.26%	6.29%	9.97%
Class R5	w/o SC	13.62%	6.66%	10.42%
Institutional Service Class[5]	w/o SC	14.20%	7.15%	10.88%
Institutional Class[5]	w/o SC	14.39%	7.36%	11.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1

The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2

Class A returns prior to July 20, 2009, are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex USA Small Cap Index and

the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 4,231 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

60	2019 Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	94.6%
Short-Term Investment	5.7%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	24.0%
Health Care	20.1%
Information Technology	11.5%
Consumer Staples	11.3%
Consumer Discretionary	11.2%
Real Estate	7.8%
Materials	5.8%
Financials	2.9%
Other	5.4%
100.0%

Top Holdings*
Grupo Aeroportuario del Sureste SAB de CV, Class B	3.5%
AVEVA Group PLC	3.4%
Abcam PLC	3.2%
Tecan Group AG	3.1%
Dechra Pharmaceuticals PLC	3.0%
Kerry Logistics Network Ltd.	2.9%
Genus PLC	2.9%
Nabtesco Corp.	2.9%
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	2.7%
NICE Ltd.	2.5%
Other	69.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	18.7%
Brazil	7.9%
Switzerland	7.6%
United States	7.1%
Japan	6.3%
Germany	5.6%
India	5.3%
Chile	5.3%
Indonesia	4.1%
Australia	3.7%
Other	28.4%
100.0%

2019 Annual Report	61

Statement of Investments

October 31, 2019
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.6%)
AUSTRALIA (3.7%)
Consumer Discretionary (2.2%)
ARB Corp. Ltd. (a)	204,300	$2,549,599
Information Technology (1.5%)
Altium Ltd. (a)	76,000	1,682,426
		4,232,025
BRAZIL (7.9%)
Consumer Discretionary (2.0%)
Arezzo Industria e Comercio SA	155,200	2,287,076
Health Care (2.4%)
Odontoprev SA	743,500	2,741,894
Industrials (1.9%)
Wilson Sons Ltd., BDR	238,186	2,138,062
Real Estate (1.6%)
Multiplan Empreendimentos Imobiliarios SA	241,500	1,758,936
		8,925,968
CANADA (2.1%)
Industrials (2.1%)
Ritchie Bros Auctioneers, Inc.	57,200	2,353,404
CHILE (5.3%)
Consumer Staples (3.8%)
Embotelladora Andina SA	877,300	2,200,348
Vina Concha y Toro SA	1,177,900	2,168,060
		4,368,408
Real Estate (1.5%)
Parque Arauco SA (a)	631,200	1,661,613
		6,030,021
DENMARK (1.6%)
Information Technology (1.6%)
SimCorp A.S. (a)	20,775	1,858,900
FRANCE (2.1%)
Consumer Staples (2.1%)
Interparfums SA (a)	50,090	2,346,151
GERMANY (5.6%)
Consumer Discretionary (1.5%)
Fielmann AG (a)	22,500	1,735,238
Financials (2.3%)
Hypoport AG (a)(b)	8,300	2,572,335
Materials (1.8%)
FUCHS PETROLUB SE (a)	52,300	2,106,548
		6,414,121
HONG KONG (2.9%)
Industrials (2.9%)
Kerry Logistics Network Ltd. (a)	2,083,500	3,324,314

	Shares or Principal Amount	Value
INDIA (5.3%)
Consumer Staples (1.9%)
Jyothy Labs Ltd. (a)	878,900	$2,168,300
Health Care (1.4%)
Sanofi India Ltd. (a)	16,500	1,566,483
Materials (2.0%)
Castrol (India) Ltd.	1,101,000	2,343,916
		6,078,699
INDONESIA (4.1%)
Consumer Discretionary (2.1%)
Ace Hardware Indonesia Tbk PT (a)	19,845,600	2,388,477
Real Estate (2.0%)
Pakuwon Jati Tbk PT (a)	51,018,100	2,270,459
		4,658,936
ISRAEL (3.5%)
Consumer Discretionary (1.0%)
Maytronics Ltd. (a)	126,600	1,110,638
Information Technology (2.5%)
NICE Ltd. (a)(b)	18,100	2,855,101
		3,965,739
ITALY (2.4%)
Consumer Discretionary (2.4%)
Brunello Cucinelli SpA (a)	87,600	2,745,711
JAPAN (6.3%)
Consumer Staples (1.2%)
Ain Holdings, Inc. (a)	23,600	1,350,371
Health Care (2.2%)
Asahi Intecc Co. Ltd. (a)	90,700	2,495,646
Industrials (2.9%)
Nabtesco Corp. (a)	104,100	3,314,003
		7,160,020
MALAYSIA (1.4%)
Consumer Staples (1.4%)
Carlsberg Brewery Malaysia Bhd (a)	238,300	1,581,747
MEXICO (3.5%)
Industrials (3.5%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	241,800	3,959,504
NEW ZEALAND (1.9%)
Industrials (1.9%)
Auckland International Airport Ltd. (a)	363,500	2,166,396
POLAND (0.9%)
Consumer Staples (0.9%)
Dino Polska SA (a)(b)(c)	26,900	1,048,292

See accompanying Notes to Financial Statements.

62	2019 Annual Report

Statement of Investments (concluded)

October 31, 2019
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SINGAPORE (2.0%)
Health Care (2.0%)
Raffles Medical Group Ltd.	3,096,777	$2,299,052
SWITZERLAND (7.6%)
Health Care (3.0%)
Tecan Group AG (a)	14,600	3,454,056
Industrials (4.6%)
dormakaba Holding AG (a)(b)	4,170	2,671,186
VAT Group AG (a)(b)(c)	17,500	2,573,052
		5,244,238
		8,698,294
TAIWAN (1.1%)
Information Technology (1.1%)
Globalwafers Co. Ltd. (a)	103,000	1,228,920
THAILAND (2.7%)
Real Estate (2.7%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (a)(d)	3,760,400	3,051,161
UNITED KINGDOM (18.7%)
Health Care (9.1%)
Abcam PLC	241,100	3,635,276
Dechra Pharmaceuticals PLC (a)	101,200	3,452,093
Genus PLC (a)	88,229	3,314,874
		10,402,243
Industrials (4.2%)
Rotork PLC (a)	544,600	2,126,757
Ultra Electronics Holdings PLC (a)	106,100	2,679,857
		4,806,614
Information Technology (3.4%)
AVEVA Group PLC (a)	71,800	3,890,462
Materials (2.0%)
Croda International PLC (a)	35,480	2,213,657
		21,312,976
UNITED STATES (1.4%)
Information Technology (1.4%)
CyberArk Software Ltd. (b)	15,400	1,564,332
VIETNAM (0.6%)
Financials (0.6%)
Vietnam Technological & Commercial Joint Stock Bank (a)(b)	632,300	644,394
Total Common Stocks		107,649,077

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (5.7%)
UNITED STATES (5.7%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (e)	6,519,961	$6,519,961
Total Short-Term Investment		6,519,961
Total Investments (Cost $102,534,789) (f)—100.3%		114,169,038
Liabilities in Excess of Other Assets—(0.3)%		(351,673)
Net Assets—100.0%		$113,817,365

(a)     Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)     Non-income producing security.

(c)     Denotes a security issued under Regulation S or Rule 144A.

(d)    As of October 31, 2019, security is a closed-end fund incorporated in Thailand.

(e)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(f)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

BDR    Brazilian Depositary Receipt

PLC    Public Limited Company

See accompanying Notes to Financial Statements.

2019 Annual Report	63

Aberdeen Japanese Equities Fund (Unaudited)

Aberdeen Japanese Equities Fund (Institutional Class shares net of fees) returned 14.42% for the 12-month period ended October 31, 2019, versus the 9.59% return of its benchmark, the Morgan Stanley Capital International (MSCI) Japan Index, during the same period.

Japanese equities recovered from earlier losses and posted gains during the reporting period as tensions stemming from the ongoing U.S.-China trade dispute ebbed, while the U.S. Federal Reserve changed its hawkish monetary policy stance amid concerns over decelerating economic growth, and subsequently cut its benchmark interest rate in three increments of 25 basis points (0.25%) in July, September and October 2019. Other major global central banks followed suit.

Trade friction was a key factor weighing on the market and economic growth for most of the period, as the U.S. and China imposed tariffs on each other’s goods. This was compounded by the dispute over Japan’s export controls on chemicals that are vital to South Korea’s semiconductor industry, and South Korea’s subsequent retaliatory measures. The heightened risk aversion drove investors to seek refuge in the safe-haven Japanese yen, strengthening the currency and hurting export-oriented companies.

However, the end of the period proved to be a turning point, as the U.S. and China reached a key initial agreement which included the purchase of farm products, financial services and currency, as well as some areas of intellectual property protection. Japan also signed a limited trade deal which reduces tariffs on U.S. farm products, Japanese machine tools and other goods.

The holdings in paint companies Nippon Paint Holdings Co. and Kansai Paint Co. Ltd. benefited Fund performance for the reporting period, as lower input costs provided a welcome boost. Additionally, at a stock level, prospects of continued revenue growth in decorative paints buoyed investor sentiment towards Nippon Paint, while shares of Kansai Paint rose on investors’ expectations of improvement in the operating environment in India following a corporate tax cut and further stimulus measures. The Fund’s holding in drug-maker Chugai Pharmaceutical Co. Ltd. enhanced performance attributable to a series of healthy corporate results driven by robust export sales of its rheumatoid arthritis treatment, Actemra, and hemophilia medication Hemlibra, as well as favorable clinical trial outcomes for oncology drugs.

Conversely, the Fund’s position in e-commerce company ZOZO Inc. detracted from performance for the reporting period after the company posted relatively weak results for the quarter ended September 30, 2019, and reduced its earnings forecasts for the full fiscal year. Several brands had pulled their products from ZOZO’s website over concerns about a new discounting campaign. We subsequently exited the position in ZOZO, but the Fund has indirect exposure to the company through its holding in Z Holdings Corp., which recently acquired a majority stake in ZOZO through a tender offer.1 We see both companies’ complementary businesses yielding potential benefits at a combined entity level, and we will continue to monitor the execution of their business. Another detractor from Fund performance was Stanley Electric Co. Ltd., as investors believed that its outlook for 2020 dimmed due to a lull in products for new automobile models. We still like the stock as market sentiment towards the automotive and related segments is expected to improve. Additionally, the Fund’s holding in commercial kitchen equipment maker Hoshizaki Electric Co. Ltd, weighed on performance as its stock price fell amid reports of falsified sales, which led to an internal investigation of the company’s Nagoya subsidiary. We subsequently exited the Fund’s position in the company.

During the reporting period, we initiated a position in Tokio Marine Holdings Inc., as we believed that it had an attractive valuation. The company holds a prime position in the oligopolistic2 domestic non-life insurance market, and, in our view, its lower cost base relative to that of its peers reinforces the cash-generative nature of its domestic business. These cash flows have also supported Tokio Marine’s expansion overseas, where we think that the company has proved to be astute in its execution, resulting in the overseas business becoming both a key growth driver of earnings and an important angle for diversification3 of risk. We also like its capital discipline, where we believe that the company has been consistent in allocating its free cash flow towards shareholder returns in the absence of attractive opportunities.

We initiated a holding in Recruit Holdings Co. Ltd., given its dominant online human resources platform. The company’s investment in human resources technology overseas, particularly in job-search engine Indeed, allows it to penetrate the untapped hiring needs of the vast majority of small- and medium-sized enterprises (SMEs) worldwide. We believe that this platform, as well as the potential to expand into job placements and staffing, should be key sources of future growth.

We also added a new position in Taiyo Nippon Sanso Corp., the largest Japanese industrial-gas producer and the fifth-largest worldwide. While we think that the company’s growth in the domestic market is muted, industry consolidation has allowed Taiyo Nippon Sanso, through two recent acquisitions, to expand abroad where profitability is higher. The industry’s oligopolistic structure also allows for a relatively resilient business.

Additionally, we initiated a holding in laboratory and scientific equipment wholesaler AS One Corp., which has a significant share of the Japanese market. The company’s competitive edge lies in its broad product offering, fast delivery speed and a distinctive private-brand strategy. In our opinion, AS One’s management has a clear roadmap to win market share by extending its product mix, broadening and deepening its e-commerce channel, and becoming more cost efficient via central procurement and a new distribution center.

1             A tender offer is a public offer by a prospective acquiring company to all stockholders of a publicly traded corporation (the target corporation) to tender their stock for sale at a specified price during a specified time.

2             A competitive oligopoly comprises a market that is dominated by only a few large firms.

3             Diversification does not ensure a profit or protect against a loss in a declining market.

64	2019 Annual Report

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

We also established a new position in real estate developer Tokyu Fudosan Holdings Corp., an affiliate of railway operator Tokyu Corporation. We believe that, after several years of investments, Tokyu Fuodsan is poised to gain from the redevelopment of several projects in Tokyo’s Shibuya district, which should improve its earnings and profitability in the medium term.

Another new holding was TKP Corp., a market leader in hotel banquet and conference management services in Japan. We think that the company has a clear growth strategy of providing high-quality meeting rooms and has gained market share with its combination of good locations, quality food and competitive prices.

Other initiated positions included Tokyo Century Corp., a financial services company that has been diversifying away from conventional domestic leasing into higher-margin specialty financing, including aircraft leasing, and international businesses; and Hoya Corp., a leading manufacturer of medical and high-tech optics products ranging from optical lenses to semiconductor mask blanks.

To fund these initiations, we sought to reallocate capital from several Fund holdings for which we believed the investment opportunities were less attractive.

In addition to ZOZO Inc. and Hoshizaki Electric Co. Ltd. as previously noted, we sold the Fund’s shares in Honda Motor Co. Ltd., as the automaker faces an increasingly challenging operating environment, given its lack of scale and business alliances relative to its global peers. Other exited positions included Coca Cola Bottlers Japan Holdings Inc., cosmetics maker Mandom Corp., and Aeon Financial Service Co. Ltd.

In our view, the global economic outlook remains cloudy, with indicators pointing to a stalled recovery. The ongoing trade situation between China and the U.S. also highlights how trade policy increasingly holds sway over financial markets and economic growth. However, there are signs that geopolitical concerns are easing, with the U.S.-China trade dispute approaching an initial deal, while the risk of a no-deal Brexit appears to have declined. Additionally, global central banks, including the Bank of Japan, have signaled their readiness to intervene if conditions deteriorate.

Nevertheless, in the immediate term, we believe that Japanese market sentiment may remain subdued. We think stocks that were lifted by the recent consumption tax hike may retreat in the near term, while industrial companies’ order books still point to broad weakness. However, the Japanese equity market has remained relatively resilient thus far, shrugging off these concerns. Moreover, Japanese firms are returning robust amounts of capital due to healthy balance sheets via share buybacks or increased dividends.

We believe that these developments will drive the Fund’s long-term performance, even as macroeconomic-driven short-term volatility weighs on the market. In our view, the challenge is to discover stocks with sound management, wide competitive moats,4 solid balance sheets, and the resilience to weather these turbulent times.

Portfolio Management:

Asian Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4             A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

2019 Annual Report	65

Aberdeen Japanese Equities Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2019)		1 Yr.	Inception[1]
Class A	w/o SC	13.94%	5.05%
	w/SC2	7.42%	3.48%
Class C	w/o SC	13.26%	4.33%
	w/SC3	12.26%	4.33%
Class R4	w/o SC	13.81%	4.86%
Institutional Service Class[4]	w/o SC	14.41%	5.38%
Institutional Class[4]	w/o SC	14.42%	5.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             Fund commenced operations on November 30, 2015.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*       Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Japanese Equities Fund, the Morgan Stanley Capital International (MSCI) Japan Index, and the Consumer Price Index (CPI) from inception to October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 324 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

66	2019 Annual Report

Aberdeen Japanese Equities Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	98.8%
Short-Term Investment	0.5%
Other Assets in Excess of Liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	19.5%
Consumer Discretionary	15.8%
Consumer Staples	13.7%
Health Care	13.3%
Materials	12.4%
Information Technology	10.0%
Financials	7.4%
Communication Services	5.7%
Real Estate	1.0%
Other	1.2%
100.0%

Top Holdings*
Shin-Etsu Chemical Co. Ltd.	4.4%
Keyence Corp.	4.2%
Toyota Motor Corp.	4.1%
Shiseido Co. Ltd.	4.1%
Chugai Pharmaceutical Co. Ltd.	4.0%
Tokio Marine Holdings, Inc.	4.0%
KDDI Corp.	3.8%
Nippon Paint Holdings Co. Ltd.	3.2%
Pigeon Corp.	3.2%
East Japan Railway Co.	3.1%
Other	61.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	98.8%
United States	0.5%
Other	0.7%
100.0%

2019 Annual Report	67

Statement of Investments

October 31, 2019
Aberdeen Japanese Equities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.8%) (a)
JAPAN (98.8%)
Communication Services (5.7%)
KDDI Corp.	2,278	$63,035
Z Holdings Corp.	10,413	32,058
		95,093
Consumer Discretionary (15.8%)
Denso Corp.	729	33,847
Nitori Holdings Co. Ltd.	267	40,640
Shimano, Inc.	144	23,969
Stanley Electric Co. Ltd.	892	24,685
TKP Corp. (b)	240	10,532
Toyota Motor Corp.	1,004	69,659
USS Co. Ltd.	1,287	24,927
Yamaha Corp.	784	36,510
		264,769
Consumer Staples (13.7%)
Calbee, Inc.	540	18,050
Japan Tobacco, Inc.	732	16,545
Pigeon Corp.	1,097	53,554
Seven & i Holdings Co. Ltd.	600	22,668
Shiseido Co. Ltd.	827	68,184
Welcia Holdings Co. Ltd.	899	51,657
		230,658
Financials (7.4%)
Japan Exchange Group, Inc.	2,996	49,459
Tokio Marine Holdings, Inc.	1,233	66,663
Tokyo Century Corp.	180	8,312
		124,434
Health Care (13.3%)
AS One Corp.	342	28,597
Asahi Intecc Co. Ltd.	1,590	43,749
Chugai Pharmaceutical Co. Ltd.	802	67,493
Hoya Corp.	187	16,527
Shionogi & Co. Ltd.	721	43,277
Sysmex Corp.	364	23,750
		223,393
Industrials (19.5%)
Amada Holdings Co. Ltd.	2,974	33,868
Daikin Industries Ltd.	349	48,846
East Japan Railway Co.	575	52,199
FANUC Corp.	123	24,262
Komatsu Ltd.	682	15,969
Makita Corp.	1,233	41,467
MISUMI Group, Inc.	1,240	31,172
Nabtesco Corp.	1,414	45,014
Recruit Holdings Co. Ltd.	1,028	34,165
		326,962

	Shares or Principal Amount	Value
Information Technology (10.0%)
Keyence Corp.	112	$70,817
Otsuka Corp.	1,164	46,930
Renesas Electronics Corp. (b)	1,930	13,066
SCSK Corp.	710	36,142
		166,955
Materials (12.4%)
Kansai Paint Co. Ltd.	1,705	41,065
Nippon Paint Holdings Co. Ltd.	993	54,079
Shin-Etsu Chemical Co. Ltd.	663	73,925
Taiyo Nippon Sanso Corp.	1,668	39,048
		208,117
Real Estate (1.0%)
Tokyu Fudosan Holdings Corp.	2,500	16,582
		1,656,963
Total Common Stocks		1,656,963
SHORT-TERM INVESTMENT (0.5%)
UNITED STATES (0.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (c)	8,078	8,078
Total Short-Term Investment		8,078
Total Investments (Cost $1,484,126) (d)—99.3%		1,665,041
Other Assets in Excess of Liabilities—0.7%		12,412
Net Assets—100.0%		$1,677,453

(a)     All securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)     Non-income producing security.

(c)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(d)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

68	2019 Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 18.10% for the 12-month period ended October 31, 2019, versus the 13.72% return of its benchmark, the Russell Midcap Index, during the same period.

Major U.S. equity market indices moved higher over the 12-month period ended October 31, 2019. Investors’ optimism regarding the U.S. Federal Reserve’s (Fed) pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports offset the negative impact of concerns about a possible global economic slowdown and U.S. trade policy under the administration of President Donald Trump. Shares of U.S. mid-cap companies, as measured by the Russell Midcap Index, returned 13.72% for the reporting period, modestly lagging the 14.33% return of their large-cap counterparts, as represented by the U.S. broader-market S&P 500 Index,1 and significantly outperforming the 4.90% return of small-cap stocks, as measured by the Russell 2000 Index.2 The information technology and industrials sectors were the top performers within the Russell Midcap Index. Conversely, the energy and communication services sectors recorded negative returns and were the primary market laggards for the reporting period.

The trade dispute between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. Tensions escalated in the summer of 2019, when U.S. President Donald Trump threatened to impose tariffs on more Chinese imports after talks stalled. Investors’ concerns eased in September as both countries exchanged goodwill gestures to pave the way for the resumption of talks in October. A partial accord appeared to face hurdles, as shortly after the end of the reporting period, China indicated that it could introduce stronger intellectual property (IP)3 protections and assess harsher penalties. IP is a key issue in the negotiations and may pave way for more success. However, in our view, the trade situation is fluid and volatile and difficult to handicap despite our belief that a reasonable resolution to key issues will be good for both nations’ economies over the longer term.

On the monetary policy front, early in the reporting period, there generally were low expectations for monetary easing by the U.S. Federal Reserve (Fed), particularly after the central bank raised its benchmark interest rate by 25 basis points (bps) following its meeting in December 2018. The Fed subsequently left the rate unchanged until easing monetary policy by implementing three 25-bps rate cuts in July, September and October 2019, with the federal funds rate ending the reporting period at a range of 1.50% to 1.75%. These cuts were one of the main factors that spurred on the continued rise of equity markets in the U.S. However, none of the rate reductions were approved in a unanimous vote by the Federal Open Market Committee (which shows a divided Fed and is unusual historically). In its statement announcing the policy action in October, the Fed appeared to take a more noncommittal stance regarding future rate cuts, commenting that it “will continue to monitor the implications of incoming information for the economic outlook as it assesses the appropriate path of the target range for the federal funds rate.”

U.S. economic news was generally mixed over the reporting period:

•             Gross domestic product (GDP) grew at annualized rates ranging from 1.1% and 3.1% over the 12-month review period.4 The 1.9% growth rate for the third quarter of 2019, which was down from the 2.9% rate for the same period a year earlier, was attributable mainly to upturns in consumer spending, state and local government spending, and residential fixed investment. This was partially offset by reductions in nonresidential fixed investment and private inventory investment, as well as an increase in imports.

•             U.S. payrolls expanded by a monthly average of roughly 174,000 during the 12-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – just above its 50-year low of 3.5% reached in September.5 The labor force participation rate6 rose 0.4 percentage point, ending the reporting period at 63.2%.

The Fund outperformed its benchmark, the Russell Midcap Index, for the 12-month reporting period due mainly to an underweight allocation to the energy sector and stock selection in the consumer discretionary, healthcare and industrials sectors. The largest contributors among individual holdings included Fair Isaac Corp. (FICO), a credit-scoring and financial software company; TMX Group Ltd., the largest securities exchange group in Canada, operating cash and derivative markets for multiple asset classes; and medical device maker Teleflex Inc.

FICO saw healthy year-over-year revenue and earnings growth for the first three quarters of its 2019 fiscal year. The company benefited from strength in its Scores unit (particularly business-to-business scores) and its Decision Management Software segment, as well as the ability to pass price increases through to its customers. TMX Group, a recently initiated Fund holding, benefited from both the continued strength of Trayport, the energy trading platform that it acquired in late 2017, and ongoing corporate restructuring, which more than offset the negative impact of weakness in capital markets. Teleflex was bolstered mainly by the modestly positive performance of its legacy medical devices businesses and higher sales of its Urolift System, which the company obtained through its acquisition of NeoTract in late 2017.

Conversely, an underweight position in the financials sector and stock selection in the consumer staples sector weighed on the Fund’s relative performance for the reporting period. The most notable individual stock detractors from performance were specialty apparel

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

3             Intellectual property refers to the set of intangibles owned and legally protected by a company from outside use or implementation without consent. Intellectual property includes patents, trade secrets, copyrights, franchises and, trademarks, or even ideas.

4             Source: U.S. Department of Commerce, October 2019

5             Source: U.S. Department of Labor, November 2019

6             The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

2019 Annual Report	69

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (continued)

retailer PVH Corp.; flavors and fragrances maker International Flavors & Flagrances Inc. (IFF); and energy services company Core Laboratories N.V.

PVH Corp. posted generally mixed results over the reporting period. The strong performance of the company’s Tommy Hilfiger-branded business was offset by weakness in its Calvin Klein segment. We subsequently exited the Fund’s position in PVH Corp. in October 2019. Shares of IFF moved lower over the reporting period due to the company’s difficulty integrating its Frutarom unit, as well as some headwinds in the Taste segment. Nonetheless, we believe that IFF remains a differentiated and high-quality business. Shares of Core Laboratories moved lower along with those of its peers amid weakness in the energy sector attributable primarily to the notable decline in the oil price over the reporting period. However, the company posted generally positive results for the third quarter of its 2019 fiscal year, bolstered by a significant year-over-year increase in revenue in its Reservoir Description segment.

Regarding portfolio activity during the reporting period, in addition to TMX Group as previously noted, we initiated positions in several companies during the reporting period. BJ’s Wholesale Club Inc. operates as a general merchandise retailer utilizing the membership-driven warehouse format. While retailers generally do not have significant barriers to entry and a resulting moat7 around their businesses, we believe that the warehouse club format is a more durable model given the annuity-like nature of high-margin membership fee income and the ability to run a low-cost operation. Additionally, we think that BJ’s Wholesale Club can close the operating metric8 gap versus its warehouse club competitors.

We sought to take advantage of the market’s volatility and weakness early in early 2019 and established several new positions in companies that were on our “watchlist”: global specialty packaging company CCL Industries Inc.; diversified financial services company SVB Financial Group; Nice Systems Inc, a developer of performance management and interaction analytics products for the enterprise, and public safety and security markets; integrated solid waste services provider Waste Connections Inc.; and FLIR Inc., a manufacturer and distributor of infrared cameras for use on military and civilian aircraft. Other new positions included FICO; TMX Group; Alexandria Equities Real Estate Inc., a life science- and technology-focused real estate investment trust (REIT); data center-focused REIT CoreSite Realty Corp.; diversified telecommunications company Cable One Inc.; Envestnet Inc., a provider of integrated portfolio, practice management, and reporting solutions to financial advisors and institutions; enterprise software company EPAM Systems Inc.; EVO Payments Inc., a processor of credit/debit card payments for merchants; Itron Inc., a provider of solutions for the measurement, management and analysis of energy and water use.; semiconductor manufacturer Marvell Technology Group Ltd.; Paylocity Holding Corp., a developer of payroll and human capital management software; and consulting and engineering services firm Tetra Tech Inc.

In addition to PVH Corp. as previously noted, we exited several other Fund positions over the reporting period: Ellie Mae Inc., a developer of mortgage loan origination software; credit reporting services provider Equifax Inc.; commercial real estate and property investment services provider Jones Lang LaSalle Inc.; Avery Dennison Corp., a manufacturer and distributor of display graphics labeling and packaging materials; Henry Schein Corp., a distributor of medical and dental supplies; financial services company Regions Financial Corp.; healthcare IT services provider Cerner Corp.; brewer Molson Coors Brewing Co.; Snap-on Inc.; a manufacturer of industrial tools and equipment; software services provider Manhattan Associates Inc.; roofing materials distributor Beacon Roofing Supply Inc.; auto components manufacturer BorgWarner Inc.; technology-focused REIT Digital Realty Trust Inc.; payment-processing services provider Global Payments Inc.; and Littelfuse Inc., a manufacturer of circuit protection products, electronic switches and automotive sensors.

Global economic growth estimates continue to decline as economic activity throughout much of the world remains tepid and increased nationalization has had an impact on corporate investment decisions. The slowdown has been most pervasive in the industrials sector, as manufacturing activity is in recession territory. Deceleration in industrial activity levels has been clearly evident when gauging the earnings results and guidance for more cyclically exposed companies. Our discussions with management teams have supported this narrative as well. Bloated inventory levels due to weakening end-market demand has caused some companies to pull back on production in the hope of reducing inventory stockpiles, which will further pressure growth. On the positive side, industrial weakness has been somewhat offset by still relatively strong consumer spending, which thus far has held up, as indicated by a high savings ratio and reasonable household leverage. It is important to note that the housing market has recently been buoyed by lower interest rates. New home sales growth remains robust while we have recently witnessed improving existing home sales and housing starts. A better housing market, along with somewhat stabilizing auto sales, is indicative of a confident consumer.

As expected, the Fed cut interest rates yet again in October in a bid to sustain the economic expansion amid a backdrop of choppy domestic data points, a general growth malaise globally, and uncertainty around the impact of trade wars. While we have recently been comforted by the state of U.S. consumer spending (which comprises roughly 70% of domestic GDP), as reflected by generally positive results from many retailers, many areas of the domestic manufacturing/industrial complex are showing signs of weakness, as we noted previously. More recently, evidence of weakening labor demand has become apparent, while consumer confidence indicators have been mixed, adding further downside risks to the economy. We believe that monetary policy stimulus can support further economic growth, but trade policy development with key global trade partners, as well as the 2020 U.S. presidential election, pose risks to this view.

7             A moat is a distinct advantage a company has over its competitors which allows it to protect its market share and profitability.

8             Operating metrics are measures used for assessing, comparing and tracking a company’s performance or production.

70	2019 Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report	71

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return
(For periods ended October 31, 2019)		1 Yr.	Inception[1]
Class A	w/o SC	17.76%	13.70%
	w/SC2	11.02%	11.88%
Class C	w/o SC	16.87%	12.85%
	w/SC3	15.87%	12.85%
Class R4	w/o SC	17.46%	13.41%
Institutional Service Class[4]	w/o SC	18.10%	13.99%
Institutional Class[4]	w/o SC	18.10%	14.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1                  Fund commenced operations on February 29, 2016.

2                  A 5.75% front-end sales charge was deducted.

3                  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4                  Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*                    Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell

Midcap® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

72	2019 Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	96.4%
Short-Term Investment	5.0%
Liabilities in Excess of Other Assets	(1.4%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	24.2%
Industrials	17.4%
Financials	12.1%
Health Care	10.8%
Consumer Discretionary	9.9%
Materials	7.1%
Utilities	5.5%
Real Estate	3.6%
Consumer Staples	3.3%
Communication Services	2.1%
Other	4.0%
100.0%

Top Holdings*
Kansas City Southern	3.7%
BJ’s Wholesale Club Holdings, Inc.	3.3%
TMX Group Ltd.	3.2%
CMS Energy Corp.	3.1%
NICE Ltd., ADR	3.1%
Service Corp. International	3.0%
Teleflex, Inc.	2.9%
Globus Medical, Inc., Class A	2.9%
Burlington Stores, Inc.	2.8%
Verisk Analytics, Inc.	2.7%
Other	69.3%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	90.7%
Canada	7.7%
Israel	3.0%
Other	(1.4%)
100.0%

2019 Annual Report	73

Statement of Investments

October 31, 2019
Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.4%)
CANADA (7.7%)
Financials (3.2%)
TMX Group Ltd.	654	$57,142
Industrials (2.0%)
Ritchie Bros Auctioneers, Inc.	882	36,268
Materials (2.5%)
CCL Industries, Inc., Class B	1,103	45,398
		138,808
ISRAEL (3.0%)
Information Technology (3.0%)
NICE Ltd., ADR (a)	350	55,227
UNITED STATES (85.7%)
Communication Services (2.1%)
Cable One, Inc.	28	37,110
Consumer Discretionary (9.9%)
Burlington Stores, Inc. (a)	261	50,157
Dunkin’ Brands Group, Inc.	497	39,074
Service Corp. International	1,202	54,667
Tiffany & Co.	279	34,738
		178,636
Consumer Staples (3.3%)
BJ’s Wholesale Club Holdings, Inc. (a)	2,201	58,767
Energy (0.4%)
Core Laboratories NV	175	7,707
Financials (8.9%)
Cboe Global Markets, Inc.	402	46,290
First Republic Bank	391	41,587
M&T Bank Corp.	231	36,159
SVB Financial Group (a)	159	35,215
		159,251
Health Care (10.8%)
Globus Medical, Inc., Class A (a)	994	52,056
Hologic, Inc. (a)	906	43,769
PRA Health Sciences, Inc. (a)	455	44,458
Teleflex, Inc.	153	53,153
		193,436
Industrials (15.4%)
Allegion PLC	253	29,358
AO Smith Corp.	904	44,911
CH Robinson Worldwide, Inc.	208	15,733
Kansas City Southern	481	67,715
Tetra Tech, Inc.	304	26,591
Verisk Analytics, Inc.	336	48,619
Waste Connections, Inc.	478	44,167
		277,094

	Shares or Principal Amount	Value
Information Technology (21.2%)
CDW Corp.	307	$39,268
Envestnet, Inc. (a)	621	38,806
EPAM Systems, Inc. (a)	195	34,312
Evo Payments, Inc., Class A (a)	1,206	34,287
Fair Isaac Corp. (a)	143	43,478
FLIR Systems, Inc.	675	34,803
Genpact Ltd.	426	16,686
Itron, Inc. (a)	233	17,769
Marvell Technology Group Ltd.	1,041	25,390
Maxim Integrated Products, Inc.	569	33,377
Paylocity Holding Corp. (a)	268	27,497
Pegasystems, Inc.	484	36,402
		382,075
Materials (4.6%)
Axalta Coating Systems Ltd. (a)	1,510	44,530
International Flavors & Fragrances, Inc.	318	38,799
		83,329
Real Estate (3.6%)
Alexandria Real Estate Equities, Inc., REIT	182	28,893
CoreSite Realty Corp., REIT	310	36,425
		65,318
Utilities (5.5%)
American Water Works Co., Inc.	352	43,391
CMS Energy Corp.	867	55,419
		98,810
		1,541,533
Total Common Stocks		1,735,568
SHORT-TERM INVESTMENT (5.0%)
UNITED STATES (5.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (b)	89,720	89,720
Total Short-Term Investment		89,720
Total Investments (Cost $1,505,210) (c)—101.4%		1,825,288
Liabilities in Excess of Other Assets—(1.4)%		(25,970)
Net Assets—100.0%		$1,799,318

(a)  Non-income producing security.

(b)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(c)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR           American Depositary Receipt

PLC             Public Limited Company

REIT         Real Estate Investment Trust

See accompanying Notes to Financial Statements.

74	2019 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Aberdeen Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 17.90% for the 12-month period ended October 31, 2019, versus the 13.49% return of its benchmark, the Russell 3000 Index, during the same period.

Major U.S. equity market indices moved higher over the 12-month period ended October 31, 2019. Investors’ optimism regarding the U.S. Federal Reserve’s (Fed) pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports offset the negative impact of concerns about a possible global economic slowdown and U.S. trade policy under the administration of President Donald Trump. During the reporting period, shares of U.S. large-cap companies, as measured by the U.S. broader-market S&P 500 Index,1 returned 14.33%, outperforming the corresponding 13.72% and 4.90% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap2 and Russell 20003 indices, respectively. The top-performing sectors within the Russell 3000 Index for the reporting period included utilities and real estate, which benefited from the decline in yields across the U.S Treasury curve. In contrast, energy was the lone sector to record a negative return for the period, while the healthcare sector also was a notable market laggard.

The trade dispute between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. Tensions escalated in the summer of 2019, when U.S. President Donald Trump threatened to impose tariffs on more Chinese imports after talks stalled. Investors’ concerns eased in September as both countries exchanged goodwill gestures to pave the way for the resumption of talks in October. A partial accord appeared to face hurdles, as shortly after the end of the reporting period, China indicated that it could introduce stronger intellectual property (IP)4 protections and assess harsher penalties. IP is a key issue in the negotiations and may pave way for more success. However, in our view, the trade situation is fluid and volatile and difficult to handicap despite our belief that a reasonable resolution to key issues will be good for both nations’ economies over the longer term.

On the monetary policy front, early in the reporting period, there generally were low expectations for monetary easing by the U.S. Federal Reserve (Fed), particularly after the central bank raised its benchmark interest rate by 25 basis points (bps) following its meeting in December 2018. The Fed subsequently left the rate unchanged until easing monetary policy by implementing three 25-bps rate cuts in July, September and October 2019, with the federal funds rate ending the reporting period at a range of 1.50% to 1.75%. These cuts were one of the main factors that spurred on the continued rise of equity markets in the U.S. However, none of the rate reductions were approved in a unanimous vote by the Federal Open Market Committee (which shows a divided Fed and is unusual historically). In its statement announcing the policy action in October, the Fed appeared to take a more noncommittal stance regarding future rate cuts, commenting that it “will continue to monitor the implications of incoming information for the economic outlook as it assesses the appropriate path of the target range for the federal funds rate.”

U.S. economic news was generally mixed over the reporting period:

•             Gross domestic product (GDP) grew at annualized rates ranging from 1.1% and 3.1% over the 12-month review period.5 The 1.9% growth rate for the third quarter of 2019, which was down from the 2.9% rate for the same period a year earlier, was attributable mainly to upturns in consumer spending, state and local government spending, and residential fixed investment. This was partially offset by reductions in nonresidential fixed investment and private inventory investment, as well as an increase in imports.

•             U.S. payrolls expanded by a monthly average of roughly 174,000 during the 12-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – just above its 50-year low of 3.5% reached in September.6 The labor force participation rate7 rose 0.4 percentage point, ending the reporting period at 63.2%.

The Fund’s outperformance versus the benchmark Russell 3000 Index for the reporting period was attributable mainly to stock selection in the information technology, consumer discretionary, industrials and healthcare sectors. The largest individual stock contributors to performance were software services provider Manhattan Associates Inc.; specialty coffee retailer Starbucks Corp.; and luxury goods retailer Tiffany & Co.

Manhattan Associates reported strong results for the second and third quarters of its 2019 fiscal year, and management increased its full-year 2019 earnings guidance. The company has been shifting its business model from a traditional license/maintenance structure to a software-as-a-service structure, which has pressured revenue growth and margins while being greeted with the market’s skepticism. In our view, the results for the past two quarters have validated the strategy, as Manhattan Associates has seen significant traction with its cloud product while protecting its large “professional services” revenue stream. Starbucks Corp. reported a decline in earnings per share for the first quarter of its 2019 fiscal year versus the same period a year earlier, attributable primarily to a reduction in its offerings of holiday-season beverages and lower prices for its limited-time menu items. However, the company saw healthy revenue growth compared to the

1             The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

3             The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

4             Intellectual property refers to the set of intangibles owned and legally protected by a company from outside use or implementation without consent. Intellectual property includes patents, trade secrets, copyrights, franchises and trademarks, or even ideas.

5             Source: U.S. Department of Commerce, October 2019

6             Source: U.S. Department of Labor, November 2019

7             The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

2019 Annual Report	75

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (continued)

same period in 2018, bolstered mainly by an increase in same-store sales. We exited the Fund’s position in Starbucks in August 2019 following the run-up in its share price, as we believed that it had reached a rich valuation. Tiffany & Co. saw healthy earnings growth for its 2018 fiscal year, with particular strength in the Asia-Pacific region and in Japan. Late in the reporting period, diversified luxury goods conglomerate LVMH Moët Hennessy Louis Vuitton (which the Fund does not hold) confirmed that it had “preliminary discussions” to acquire Tiffany & Co. in an all-cash transaction for $120 per share – a premium of about 30% at Tiffany’s stock price at the time of the offer. As of the end of the reporting period on October 31, 2019, LMVH Moët Hennessy Louis Vuitton had not reached an acquisition agreement with Tiffany.

Conversely, stock selection in the energy and consumer staples sectors had a negative impact on the Fund’s relative performance for the reporting period. The primary detractors from performance among individual holdings included oil and gas company EOG Resources; diversified financial services company Charles Schwab Corp.; and energy services provider Schlumberger Ltd.

EOG Resources reported a notable increase in crude oil production and healthy year-over-year revenue growth over the reporting period and raised its quarterly dividend by over 30%. However, its stock price moved lower along with those of its peers as crude oil prices declined over the period. Shares of Charles Schwab Corp. declined over the reporting period due to investors’ concerns around the possible adverse effects of U.S. Fed monetary policy on the financials sector. Nonetheless, the company garnered healthy year-over-year growth in net interest income over the period, offsetting the negative impact of relatively lower trading revenue. Schlumberger Ltd. posted generally positive quarterly results for most of the reporting period, benefiting mainly from strength in its Drilling business unit. However, shares of the company declined in line with oil prices over the period. Furthermore, the company’s business was hampered by transitory issues, with pipelines needed in the Permian Basin in western Texas and southeastern New Mexico. This has led to a slowdown for onshore oil service vendors. We subsequently exited the Fund’s position in the company.

Regarding portfolio activity during the reporting period, we initiated holdings in Canadian convenience-store chain operator Alimentation Couche-Tard; Nice Systems Inc., a developer of performance management and interaction analytics products for the enterprise, and public safety and security markets; luxury goods retailer Tiffany & Co.; IT services provider Equinix Inc.; Fair Isaac Corp. (FICO), a credit-scoring and financial software company; apparel retailer Burlington Stores Inc.; freight railroad operator Kansas City Southern; diversified software company Adobe Inc.; membership warehouse operator BJ’s Wholesale Club Holdings Inc; medical device maker Boston Scientific Corp.; financial services technology company Fidelity National Information Services Inc.; Montana-based commercial bank Glacier Bancorp Inc.; biopharmaceutical firm Horizon Therapeutics plc; data services provider IHS Markit; TMX Group Ltd., the largest securities exchange group in Canada; and transportation and logistics company United Parcel Service.

In addition to Starbucks Corp. and Schlumberger Ltd., as previously noted, we exited the Fund’s positions in roofing products distributor Beacon Roofing Supply Inc.; automotive components manufacturer BorgWarner Inc.; freight railroad operator Canadian National Railway Co.; Alberta-based financial services company Canadian Western Bank; IT services provider Cognizant Technology Solutions; specialty apparel retailer PVH Corp.; Snap-on Inc., a manufacturer of industrial tools and equipment; discount apparel retailer TJX Companies Inc.; IT services provider CDW Corp.; healthcare IT services provider Cerner Corp.; membership warehouse operator Costco Wholesale Corp.; medical technology company Hologic Inc.; commercial bank M&T Bank Corp.; tobacco company Philip Morris International Inc.; and flavors and fragrances maker Sensient Technologies Corp. Additionally, we sold the Fund’s shares in Linde plc, a global supplier of industrial gases. The new company was formed by its merger with the Fund’s former holding, Praxair Inc.

Global economic growth estimates continue to decline as economic activity throughout much of the world remains tepid and increased nationalization has had an impact on corporate investment decisions. The slowdown has been most pervasive in the industrials sector, as manufacturing activity is in recession territory. Deceleration in industrial activity levels has been clearly evident when gauging the earnings results and guidance for more cyclically exposed companies. Our discussions with management teams have supported this narrative as well. Bloated inventory levels due to weakening end-market demand has caused some companies to pull back on production in the hope of reducing inventory stockpiles, which will further pressure growth. On the positive side, industrial weakness has been somewhat offset by still relatively strong consumer spending, which thus far has held up, as indicated by a high savings ratio and reasonable household leverage. It is important to note that the housing market has recently been buoyed by lower interest rates. New home sales growth remains robust while we have recently witnessed improving existing home sales and housing starts. A better housing market, along with somewhat stabilizing auto sales, is indicative of a confident consumer.

As expected, the Fed cut interest rates yet again in October in a bid to sustain the economic expansion amid a backdrop of choppy domestic data points, a general growth malaise globally, and uncertainty around the impact of trade wars. While we have recently been comforted by the state of U.S. consumer spending (which comprises roughly 70% of domestic GDP), as reflected by generally positive results from many retailers, many areas of the domestic manufacturing/industrial complex are showing signs of weakness, as we noted previously. More recently, evidence of weakening labor demand has become apparent, while consumer confidence indicators have been mixed, adding further downside risks to the economy. We believe that monetary policy stimulus can support further economic growth, but trade policy development with key global trade partners, as well as the 2020 U.S. presidential election, pose risks to this view.

76	2019 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report	77

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	17.60%	9.31%	11.02%
	w/SC2	10.88%	8.02%	10.37%
Class C	w/o SC	16.75%	8.53%	10.23%
	w/SC3	15.75%	8.53%	10.23%
Class R4	w/o SC	17.24%	8.93%	10.70%
Institutional Service Class[4,5]	w/o SC	17.84%	9.53%	11.28%
Institutional Class[4]	w/o SC	17.90%	9.62%	11.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1        Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.

2        A 5.75% front-end sales charge was deducted.

3        A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4        Not subject to any sales charges.

5        Returns before the first offering of the Institutional Service Class shares (October 10, 2011) are based on the previous performance of the Institutional Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

78	2019 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	97.5%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	25.1%*
Health Care	15.3%
Industrials	13.5%
Financials	11.3%
Consumer Discretionary	11.0%
Communication Services	6.0%
Consumer Staples	5.1%
Energy	3.3%
Utilities	3.0%
Real Estate	2.0%
Other	4.4%
100.0%

*          As of October 31, 2019, the Fund’s holdings in the Information Technology sector were allocated to five industries: Software (14.8%), Computers & Peripherals (4.3%), Diversified Telecommunication Services (2.7%), Semiconductors (1.8%) and Commercial Services & Supplies (1.5%).

Top Holdings*
Microsoft Corp.	6.1%
Amazon.com, Inc.	4.4%
Visa, Inc., Class A	4.3%
Kansas City Southern	3.4%
Alphabet, Inc., Class A	3.1%
Globus Medical, Inc., Class A	3.1%
NextEra Energy, Inc.	3.0%
Comcast Corp., Class A	3.0%
Boston Scientific Corp.	2.9%
Alimentation Couche-Tard, Inc., Class B	2.9%
Other	63.8%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	90.5%
Canada	6.9%
Israel	2.7%
Other	(0.1%)
100.0%

2019 Annual Report	79

Statement of Investments

October 31, 2019

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.5%)
CANADA (6.9%)
Consumer Staples (2.9%)
Alimentation Couche-Tard, Inc., Class B	358,496	$ 10,751,342
Financials (2.0%)
TMX Group Ltd.	83,464	7,292,565
Industrials (2.0%)
Ritchie Bros Auctioneers, Inc.	183,688	7,553,250
		25,597,157
ISRAEL (2.7%)
Information Technology (2.7%)
NICE Ltd., ADR (a)	64,430	10,166,410
UNITED STATES (87.9%)
Communication Services (6.0%)
Alphabet, Inc., Class A (a)	9,061	11,405,987
Comcast Corp., Class A	244,945	10,978,435
		22,384,422
Consumer Discretionary (11.0%)
Amazon.com, Inc. (a)	9,252	16,437,658
Burlington Stores, Inc. (a)(b)	49,931	9,595,240
Service Corp. International (b)	173,186	7,876,499
Tiffany & Co. (b)	57,146	7,115,249
		41,024,646
Consumer Staples (2.2%)
BJ’s Wholesale Club Holdings, Inc. (a)	300,622	8,026,607
Energy (3.3%)
ConocoPhillips	109,595	6,049,644
EOG Resources, Inc.	88,684	6,146,688
		12,196,332
Financials (9.3%)
Charles Schwab Corp. (The)	242,787	9,883,859
First Republic Bank (b)	83,277	8,857,341
Glacier Bancorp, Inc.	135,832	5,748,410
Intercontinental Exchange, Inc.	105,640	9,963,965
		34,453,575
Health Care (15.3%)
Baxter International, Inc.	132,575	10,168,503
Boston Scientific Corp. (a)	263,079	10,970,394
Globus Medical, Inc., Class A (a)	217,120	11,370,574
Horizon Therapeutics PLC (a)	152,151	4,398,686
PRA Health Sciences, Inc. (a)	97,923	9,568,056
UnitedHealth Group, Inc.	41,566	10,503,728
		56,979,941

	Shares or Principal Amount	Value
Industrials (11.5%)
IHS Markit Ltd. (a)	133,638	$ 9,357,333
Kansas City Southern	90,483	12,738,197
Raytheon Co.	40,144	8,518,958
United Parcel Service, Inc., Class B	60,871	7,010,513
Verisk Analytics, Inc.	34,524	4,995,623
		42,620,624
Information Technology (22.4%)
Adobe, Inc. (a)	31,966	8,884,311
Fair Isaac Corp. (a)	23,376	7,107,239
Fidelity National Information Services, Inc.	69,054	9,098,555
Manhattan Associates, Inc. (a)	73,895	5,538,430
Microsoft Corp.	157,924	22,641,564
Pegasystems, Inc.	97,394	7,325,003
Texas Instruments, Inc.	56,891	6,712,569
Visa, Inc., Class A	89,098	15,936,068
		83,243,739
Materials (1.9%)
Ecolab, Inc.	37,279	7,160,177
Real Estate (2.0%)
Equinix, Inc., REIT	13,251	7,510,402
Utilities (3.0%)
NextEra Energy, Inc.	47,317	11,277,534
		326,877,999
Total Common Stocks		362,641,566
SHORT-TERM INVESTMENT (2.6%)
UNITED STATES (2.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (c)	9,488,179	9,488,179
Total Short-Term Investment		9,488,179
Total Investments (Cost $296,327,283)—100.1%		372,129,745
Liabilities in Excess of Other Assets—(0.1)%		(321,919)
Net Assets—100.0%		$ 371,807,826

(a)    Non-income producing security.

(b)    All or a portion of the securities are on loan. The total value of all securities on loan is $17,283,811. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements

(c)    Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR               American Depositary Receipt

PLC                 Public Limited Company

REIT             Real Estate Investment Trust

See accompanying Notes to Financial Statements.

80	2019 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned 7.48% for the six-month period ended October 31, 2019, versus the 4.90% return of its benchmark, the Russell 2000 Index, during the same period.

Major U.S. equity market indices moved higher over the 12-month period ended October 31, 2019. Markets were bolstered by investors’ hopes of rebounding corporate profit growth as we move into 2020 due mainly to progress in U.S.-China trade talks, as well as a more accommodative interest-rate backdrop. This optimism was partially offset by ongoing concerns about slowing global economic growth. Shares of U.S. small-cap companies, as measured by the Russell 2000 Index, returned 4.90% for the period, significantly underperforming the 14.33% return of their large-cap counterparts, as represented by the U.S. broader-market S&P 500 Index.1 The top-performing sectors within the Russell 2000 Index for the reporting period included utilities and real estate, which benefited from the decline in yields across the U.S Treasury curve. Conversely, energy was the weakest-performing sector by a wide margin as the West Texas Intermediate (WTI) oil price fell 17% over the reporting period. The communication services and financials sectors also recorded negative returns and significantly lagged the overall market for the period.

The trade dispute between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. Tensions escalated in the summer of 2019, when U.S. President Donald Trump threatened to impose tariffs on more Chinese imports after talks stalled. Investors’ concerns eased in September as both countries exchanged goodwill gestures to pave the way for the resumption of talks in October. A partial accord appeared to face hurdles, as shortly after the end of the reporting period, China indicated that it could introduce stronger intellectual property (IP)2 protections and assess harsher penalties. IP is a key issue in the negotiations and may pave way for more success. However, in our view, the trade situation is fluid and volatile and difficult to handicap despite our belief that a reasonable resolution to key issues will be good for both nations’ economies over the longer term.

On the monetary policy front, early in the reporting period, there generally were low expectations for monetary easing by the U.S. Federal Reserve (Fed), particularly after the central bank raised its benchmark interest rate by 25 basis points (bps) following its meeting in December 2018. The Fed subsequently left the rate unchanged until easing monetary policy by implementing three 25-bps rate cuts in July, September and October 2019, with the federal funds rate ending the reporting period at a range of 1.50% to 1.75%. These cuts were one of the main factors that spurred on the continued rise of equity markets in the U.S. However, none of the rate reductions were approved in a unanimous vote by the Federal Open Market

Committee (which shows a divided fed and is unusual historically). In its statement announcing the policy action in October, the Fed appeared to take a more noncommittal stance regarding future rate cuts, commenting that it “will continue to monitor the implications of incoming information for the economic outlook as it assesses the appropriate path of the target range for the federal funds rate.”

U.S. economic news was generally mixed over the reporting period:

•        Gross domestic product (GDP) grew at annualized rates ranging from 1.1% and 3.1% over the 12-month review period.3 The 1.9% growth rate for the third quarter of 2019, which was down from the 2.9% rate for the same period a year earlier, was attributable mainly to upturns in consumer spending, state and local government spending, and residential fixed investment. This was partially offset by reductions in nonresidential fixed investment and private inventory investment, as well as an increase in imports.

•        U.S. payrolls expanded by a monthly average of roughly 174,000 during the 12-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – just above its 50-year low of 3.5% reached in September.4 The labor force participation rate5 rose 0.4 percentage point, ending the reporting period at 63.2%.

The Fund’s outperformance versus its benchmark, the Russell 2000 Index, for the 12-month reporting period was attributable mainly to stock selection in the information technology, healthcare and industrials sectors. The largest contributors to performance among individual holdings were Paylocity Holding Corp., a developer of payroll and human capital management software; Manhattan Associates Inc., a developer of supply chain and logistics software; and building products company Gibraltar Industries Inc.

Paylocity Holding Corp. delivered strong results for its 2019 fiscal year, highlighted by year-over-year revenue growth of more than 25%. We feel that the management team, which has significant “skin in the game,” has always taken a long-term view, which matches our investment style. Paylocity Holding Corp. is currently investing heavily in research and development, along with sales and marketing in an effort to take advantage of what the company feels is a significant market opportunity. While this may cause margin expansion to be more muted in the short term, we believe that it may benefit the long-term health of the company’s business. Manhattan Associates reported strong results for the second and third quarters of its 2019 fiscal year, and management increased its full-year 2019 earnings guidance. The company has been shifting its business model from a traditional license/maintenance structure to a software-as-a-service structure, which has pressured revenue growth and margins while being greeted with the market’s skepticism. In our view, the

1        The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2        Intellectual property refers to the set of intangibles owned and legally protected by a company from outside use or implementation without consent. Intellectual property includes patents, trade secrets, copyrights, franchises and trademarks, or even ideas.

3        Source: U.S. Department of Commerce, April 2019

4        Source: U.S. Department of Labor, November 2018

5        The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

2019 Annual Report	81

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

results for the past two quarters have validated the strategy, as Manhattan Associates has seen significant traction with its cloud product while protecting its large “professional services” revenue stream. Gibraltar Industries reported generally positive quarterly results over the reporting period due primarily to strength in its Renewable Energy & Conservation segment. The company also benefited from the relatively strong homebuilding market in the U.S.

Conversely, stock selection in the energy, financials and materials weighed modestly on the Fund’s relative performance for the period. The primary individual stock detractors from performance included energy services provider Forum Energy Technologies Inc.; specialty apparel manufacturer G-III Apparel Group Ltd.; and MGP Ingredients Inc., a supplier of distillates to various spirits-makers with some owned brands and some tangential food ingredients.

Forum Energy Technologies continued to experience growth challenges impacted by the industry’s slowdown and falling oil prices due to higher supplies and inventories. With deteriorating fundamentals and waning conviction, we ultimately exited our position during the year. We maintain the Fund’s underweight to the energy sector relative to the benchmark, as the business models carry high operating leverage amid significant demands to fund capital spending – both of which are reliant on the health of commodity prices. Shares of G-III Apparel Group declined over the reporting period given investors’ concerns that additional Tranche 4 tariffs6 could be imposed on goods that it imports from China. MGP Ingredients, in which we established a new position in the Fund in April 2019, saw year-over-year declines in revenue and earnings per share for the third quarter of its 2019 fiscal year attributable largely to weakness in its Distillery Products segment. This was partially offset by an increase in sales in its Ingredient Solutions business. The company now believes that improvement will occur in the fourth quarter of the year as business did not improve in the third quarter as expected.7

We initiated holdings in 17 companies during the 12-month reporting period. Helen of Troy Ltd. is a manufacturer and distributor of personal care and household products (thermometers, air purifiers, cookware, etc.). In our view, the company has stable end-markets, a track record of consistent revenue growth and margin improvement, and a strong balance sheet and free cash-flow generation. BJ’s Wholesale Club Inc. operates as a general merchandise retailer utilizing the membership-driven warehouse format. While retailers generally do not have significant barriers to entry and a resulting moat8 around their businesses, we believe that the warehouse club format is a more durable model given the annuity-like nature of high-margin membership fee income and the ability to run a low-cost operation. Alarm.com Holdings Inc. provides interactive security solutions for home and business owners through a cloud-based platform. We feel that the company has the ability to generate strong sales and earnings growth as penetration of cloud-based solutions expands and the company broadens its product offering and moves more fully into the commercial market. Five9 Inc. is a developer of cloud-based software for contact centers, a market which, like many others, is in the early innings of the shift from legacy, on-premises solutions to software-as-a-service (SAAS) options given the potential for enhanced flexibility and faster innovation. Saia Inc. provides trucking services to a variety of industries within the U.S. We like that the company has multiple levers to pull to improve profitability, which in our view would drive higher earnings power and potentially valuation expansion.

Other Fund holdings that we initiated during the reporting period included aftermarket auto parts manufacturer Dorman Products Inc., which has garnered strong revenue growth over the past several years as a result of its heavy investment in innovation and research and development. Montana-based commercial bank First Interstate BancSystem Inc. is able to earn healthy returns on equity given its insulated geography, conservative underwriting culture, and relatively high fee income business. MGP Ingredients Inc has a leading position with scale,9 a strong balance sheet, and is now at the beginning of an upswing in its business of sales of aged whiskey, which sells for a large premium to the company’s current inventory. TMX Group Ltd. is the largest securities exchange group in Canada, operating cash and derivative markets for multiple asset classes. We think that the company is positioned to reinvest its internally generated cash flows into its highest-growth business segments. Mercury Systems Inc. is a producer of electronic components for the defense industry. We feel that the trend towards defense electronics outsourcing, as well as exposure to the faster-growing segments within the defense budget supports an above-average organic growth outlook. Envestnet Inc. provides software and solutions to the wealth management market. We see Envestnet as a secular winner, given its open-architecture model and breadth of offerings and view its shift towards a subscription model as lending additional stability to revenue and cash flow. We also established a new holding in Core Laboratories N.V., as we believe that it has a strong competitive position within energy services and, importantly, its capital-light and technology-focused model. EVO Payments Inc. is a processor of credit/debit card payments for merchants. The Fund has a long history with the payment-processing services industry through its former position in Heartland Payment Systems over several years until its acquisition by a larger company in the industry. Altra Industrial Motion Corp. manufactures highly engineered products (motors, clutches, brakes, etc.) that create, control and transmit motion and power for a variety of end markets. The business is leveraged to several markets with structural tailwinds, which we think should support revenue growth.

Bandwidth Inc. provides communication platform-as-a-service (CPaaS) to large global enterprises, which enables functionalities such as click-to-call, machine/application-to-person calls and “911” emergency calling services as the usage of voice and text proliferates

6        Tranche 4 tariffs are imposed on numerous goods imported from China, including certain items of footwear and clothing, cell phones and laptop computers.

7        Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

8        A moat is a distinct advantage a company has over its competitors which allows it to protect its market share and profitability.

9        Companies with scale are able to handle increasing amounts of work or sales in a capable, cost-effective manner.

82	2019 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

outside of the typical person-to-person calls. The company had an initial public offering in 2017, and it has quadrupled its salesforce to go after the expanding CPaaS market, including new overseas markets, which has produced strong revenue growth as well as fixed cost leverage. Horizon Therapeutics plc, a biopharmaceutical firm that is primarily focused on rare diseases and rheumatology, has generated very strong data for a new drug that treats thyroid eye disease, a rare affliction with no other therapeutic options. With U.S. Food and Drug Administration (FDA) approval expected by the end of 2019, we believe that the company is positioned well for solid growth driven from this drug launch, as well as sales of its treatment for severe cases of gout. Rapid7 Inc. is a developer of numerous cyber security products and services for medium and large enterprises. The company’s products scan network architectures in search of vulnerabilities and also use behavioral analytics to uncover potential security breaches within enterprises. Addus HomeCare Corp. provides personal care, hospice, and home health services, a fragmented industry that we feel should benefit from an aging population within the U.S. This demographic tailwind has enabled the company to achieve reasonably strong revenue growth, which we believe may be augmented through acquisitions given the company’s strong balance sheet. Hub Group Inc. is a diversified transportation provider offering intermodal,10 truck brokerage, and logistics services. In our judgment, improvement in margins will help to provide solid cash flow and earnings growth for the company over the long term. We believe that medical device components manufacturer Integer Holdings Corp. has a reasonably strong competitive moat due to the nature of functional and manufacturing process intellectual property that the company offers. In our opinion, this growth should be achieved at increasing margins as the company executes upon its process improvement plan.

In contrast, we exited the Fund’s positions in 15 companies over the reporting period. We had initiated a holding in trucking company Heartland Express Inc. in the summer of 2016 with the view that it would benefit from tightening capacity in the trucking market due to increasing regulation and driver shortages. Heartland Express subsequently made several acquisitions, which the management team was slow to integrate. Consequently, we found what we thought were better investment opportunities elsewhere. Real estate investment trust (REIT) Healthcare Realty Trust Inc. owns medical office buildings throughout the U.S. and had provided the Fund with a level of stability and downside protection. However, we grew increasingly concerned about the lack of cash flow and dividend growth and the company’s premium valuation. We also sold the Fund’s holding in consumer products company Prestige Consumer Healthcare Inc., as we believed that the company’s portfolio of products was poised to deliver a low but consistent level of growth. Ellie Mae Inc. is a developer of mortgage loan origination software. A slowdown in mortgage volumes had a negative impact on the company’s growth, though it continued to gain market share. Ultimately, a private equity firm offered a relatively attractive price to purchase the company, which will allow Ellie Mae to execute its strategy outside the glare of the public markets. The holding in Virginia-based telecom

Shenandoah Telecommunications Co. generated strong relative returns for the Fund since the initiation of the position in June 2009. Nonetheless, we increasingly viewed future returns as more limited given the stock’s full valuation and thus found what we believed were better investment opportunities elsewhere.

We also exited the Fund’s position in Canadian Western Bank. While the commercially focused bank has been able to deliver strong loan growth and has diversified outside of its core legacy geography in the province of Alberta, we had concerns around funding-cost escalation, along with the broader macroeconomic environment in Canada, which has shown signs of deceleration. We sold the Fund’s shares in auto retailer Lithia Motors Inc. due to our more cautious view on auto sales and as a means to manage the Fund’s overall auto exposure. While the company performed reasonably well during the Fund’s period of ownership, we viewed its growth prospects over the next few years as more limited, given cyclical pressures and we ultimately felt that we had better uses for the Fund’s capital. We sold the Fund’s shares in Fair Isaac Corp. (FICO), a credit-scoring and financial software company, as it had “outgrown” the Fund’s small-capitalization parameters. The company had far exceeded our expectations at the time that we initiated the position and the market took notice, which led to the company’s stock price to rise sharply during the Fund’s holding period. Additionally, we sold the Fund’s holding in asset management company WisdomTree Investments Inc. as we found what we believed were better investment opportunities elsewhere. Roofing products distributor Beacon Roofing Supply Inc. was a strong performer for the Fund through from the initiation of the position in May 2009 to the end of 2017. However, in early 2018, increasing input costs drove margin pressure, roofing demand was volatile due to weather issues, and leverage from a recent acquisition weighed on the stock price. We had initiated a position in Littelfuse Inc., a manufacturer of circuit protection products, in June 2009. Over the Fund’s holding period, the stock was a strong contributor to relative performance. We were pleased with the performance of the company’s business over the previous 10 years; more recently, however, several headwinds emerged, including tariff-related pressure from its China/Mexico supply chain and end-market-related issues.

We initially had initiated a holding in Physician’s Realty Trust, which owns medical office buildings (MOBs), with the view that the MOB market was attractive, given the structural growth in the insured and aging population as well as the push to clinically efficient real estate solutions. While we feel that our investment thesis basically was proved to be correct, we recently became concerned about tenant issues which had a negative impact on Physician’s Realty Trust’s financial performance. We had established a new position in flavors and fragrances maker Sensient Technologies Corp., as we believed that the company was poised to drive margins and returns higher as it focused on more profitable business lines and drove operational efficiency. However, we recently became frustrated with the company’s relatively lackluster organic growth due to weakening end-markets and a few operational missteps which have weighed on its

10  Intermodal transportation comprises the use of two or more modes, or carriers, to transport goods (freight) from shipper to consignee.

2019 Annual Report	83

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

margins. We sold the Fund’s holding in diversified media company Meredith Corp. as its transformative acquisition of Time Inc. in January 2018, has been difficult and the company has witnessed faster-than-expected declines in advertising revenue. This hampered revenue growth while, simultaneously, increased investments in sales and marketing pressured the company’s margins. We had initiated a position in Cal-Maine Foods Inc. with the view that the specialty egg company would use its position as the industry’s low-cost producer to gain market share during times of end-market stress while benefiting from steady consumption growth. We also saw the shift toward specialty egg consumption as a margin driver for the company over the long term. Unfortunately, the company’s business was hindered by rising egg supply, which drove prices lower, as well as higher input costs, both of which crimped its profitability.

Global economic growth estimates continue to decline as economic activity throughout much of the world remains tepid and increased nationalization has had an impact on corporate investment decisions. The slowdown has been most pervasive in the industrials sector, as manufacturing activity is in recession territory. Deceleration in industrial activity levels has been clearly evident when gauging the earnings results and guidance for more cyclically exposed companies. Our discussions with management teams have supported this narrative as well. Bloated inventory levels due to weakening end-market demand has caused some companies to pull back on production in the hope of reducing inventory stockpiles, which will further pressure growth. On the positive side, industrial weakness has been somewhat offset by still relatively strong consumer spending, which thus far has held up, as indicated by a high savings ratio and reasonable household leverage. It is important to note that the housing market has recently been buoyed by lower interest rates. New home sales growth remains robust while we have recently witnessed improving existing home sales and housing starts. A better housing market, along with somewhat stabilizing auto sales, is indicative of a confident consumer.

As expected, the Fed cut interest rates yet again in October in a bid to sustain the economic expansion amid a backdrop of choppy domestic data points, a general growth malaise globally, and uncertainty around the impact of trade wars. While we have recently been comforted by the state of U.S. consumer spending (which comprises roughly 70% of domestic GDP), as reflected by generally positive results from many retailers, many areas of the domestic manufacturing/industrial complex are showing signs of weakness, as we noted previously. More recently, evidence of weakening labor demand has become apparent, while consumer confidence indicators have been mixed, adding further downside risks to the economy. We believe that monetary policy stimulus can support further economic growth, but trade policy development with key global trade partners, as well as the 2020 U.S. presidential election, pose risks to this view.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

84	2019 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.15%	9.67%	13.49%
	w/SC1	0.99%	8.38%	12.81%
Class C	w/o SC	6.41%	8.91%	12.71%
	w/SC2	5.50%	8.91%	12.71%
Class R3	w/o SC	6.78%	9.34%	13.18%
Institutional Service Class[3]	w/o SC	7.44%	9.99%	13.81%
Institutional Class[3]	w/o SC	7.48%	10.01%	13.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1   A 5.75% front-end sales charge was deducted.

2   A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

3   Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	85

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	97.2%
Short-Term Investment	2.8%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	20.4%
Information Technology	19.7%
Health Care	14.6%
Financials	13.0%
Consumer Discretionary	9.9%
Consumer Staples	8.0%
Materials	7.0%
Real Estate	2.0%
Communication Services	1.2%
Energy	0.9%
Other	3.3%
100.0%

Top Holdings*
Globus Medical, Inc., Class A	3.1%
BJ’s Wholesale Club Holdings, Inc.	3.0%
Neenah, Inc.	2.8%
Casella Waste Systems, Inc., Class A	2.5%
Insight Enterprises, Inc.	2.4%
LCI Industries	2.4%
Mercury Systems, Inc.	2.3%
Welbilt, Inc.	2.3%
Glacier Bancorp, Inc.	2.2%
CenterState Bank Corp.	2.1%
Other	74.9%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	94.8%
Canada	5.2%
Other	–%
100.0%

Amounts listed as “–” are 0% or round to 0%.

86	2019 Annual Report

Statement of Investments

October 31, 2019

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.2%)
CANADA (5.2%)
Financials (2.0%)
TMX Group Ltd.	199,319	$ 17,415,254
Industrials (3.2%)
Richelieu Hardware Ltd.	615,006	12,626,044
Ritchie Bros Auctioneers, Inc.	367,511	15,112,052
		27,738,096
		45,153,350
UNITED STATES (92.0%)
Communication Services (1.2%)
Bandwidth, Inc., Class A (a)	188,451	10,581,524
Consumer Discretionary (9.9%)
Culp, Inc.	624,526	9,661,417
Dorman Products, Inc. (a)(b)	161,652	11,630,861
Fox Factory Holding Corp. (a)(b)	198,789	12,114,202
G-III Apparel Group Ltd. (a)(b)	589,228	14,795,515
Helen of Troy Ltd. (a)(b)	111,602	16,713,516
LCI Industries (b)	210,808	20,473,673
		85,389,184
Consumer Staples (8.0%)
BJ’s Wholesale Club Holdings, Inc. (a)(b)	956,795	25,546,426
J&J Snack Foods Corp.	77,525	14,788,669
MGP Ingredients, Inc.	319,224	13,691,517
WD-40 Co. (b)	80,479	15,081,765
		69,108,377
Energy (0.9%)
Core Laboratories NV (b)	177,148	7,801,598
Financials (11.0%)
AMERISAFE, Inc.	160,584	10,201,902
Boston Private Financial Holdings, Inc.	1,278,493	14,383,046
CenterState Bank Corp.	725,120	18,389,043
First Interstate BancSystem, Inc., Class A (b)	402,363	16,883,151
Glacier Bancorp, Inc. (b)	447,053	18,919,283
Univest Corp. of Pennsylvania	112,661	2,901,021
WSFS Financial Corp.	310,052	13,074,893
		94,752,339
Health Care (14.6%)
Addus HomeCare Corp. (a)	151,972	12,797,562
AMN Healthcare Services, Inc. (a)	252,173	14,817,686
Emergent BioSolutions, Inc. (a)(b)	256,603	14,667,428
Globus Medical, Inc., Class A (a)	509,938	26,705,453
Heska Corp. (a)(b)	168,068	13,616,869
Horizon Therapeutics PLC (a)	623,853	18,035,590
Integer Holdings Corp. (a)	113,541	8,792,615
US Physical Therapy, Inc. (b)	116,562	16,490,026
		125,923,229
Industrials (17.2%)
Altra Industrial Motion Corp.	294,412	9,067,890
Casella Waste Systems, Inc., Class A (a)	498,125	21,713,269
Echo Global Logistics, Inc. (a)	738,457	14,702,679

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value
Gibraltar Industries, Inc. (a)	328,879	$ 17,506,229
Hub Group, Inc., Class A (a)	229,301	10,501,986
Mercury Systems, Inc. (a)	272,156	20,047,011
RBC Bearings, Inc. (a)(b)	105,324	16,898,182
Saia, Inc. (a)(b)	196,718	17,547,245
Welbilt, Inc. (a)(b)	1,037,947	19,679,475
		147,663,966
Information Technology (19.7%)
Alarm.com Holdings, Inc. (a)(b)	316,750	15,647,450
Cabot Microelectronics Corp.	95,496	14,431,356
Envestnet, Inc. (a)(b)	184,902	11,554,526
Evo Payments, Inc., Class A (a)	437,295	12,432,297
ExlService Holdings, Inc. (a)	221,713	15,437,876
Five9, Inc. (a)	292,624	16,243,558
Insight Enterprises, Inc. (a)	334,531	20,533,513
Lattice Semiconductor Corp. (a)	317,456	6,218,963
Manhattan Associates, Inc. (a)	154,659	11,591,692
Paylocity Holding Corp. (a)	169,905	17,432,253
Pegasystems, Inc.	211,712	15,922,859
Rapid7, Inc. (a)	234,909	11,766,592
		169,212,935
Materials (7.0%)
Kaiser Aluminum Corp.	170,098	18,214,094
Neenah, Inc.	376,092	24,257,934
Quaker Chemical Corp. (b)	114,539	17,510,722
		59,982,750
Real Estate (2.0%)
Marcus & Millichap, Inc. (a)	479,679	17,134,134
Utilities (0.5%)
SJW Group	54,985	3,978,165
		791,528,201
Total Common Stocks		836,681,551
SHORT-TERM INVESTMENT (2.8%)
UNITED STATES (2.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (c)	23,991,912	23,991,912
Total Short-Term Investment		23,991,912
Total Investments (Cost $800,691,206) (d)—100.0%		860,673,463
Liabilities in Excess of Other Assets—0.0%		(50,278)
Net Assets—100.0%		$ 860,623,185

(a) Non-income producing security.

(b) All or a portion of the securities are on loan. The total value of all securities on loan is $139,687,796. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements

(c) Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(d) See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC     Public Limited Company

2019 Annual Report	87

Statements of Assets and Liabilities

October 31, 2019

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Assets:
Investments, at value	$6,671,437	$13,307,919	$125,082,165	$5,001,389,376	$20,005,500
Short-term investments, at value	26,437	737,693	557,873	40,886,606	229,552
Foreign currency, at value	17,363	3,017	41,269	3,814,152	793
Cash at broker for China A shares	–	1,288	–	–	–
Receivable for investments sold	–	–	636,951	61,089,435	–
Interest and dividends receivable	4,589	4,097	221,814	4,304,566	10,471
Receivable for capital shares issued	–	45,093	6,250	1,949,386	216
Receivable from Adviser	23,915	30,292	11,399	276,536	12,170
Tax reclaim receivable	–	–	323,659	190,531	–
Other receivables	–	–	7,697	–	–
Securities lending income receivable	–	114	–	15,752	74
Prepaid expenses	27,608	28,092	–	181,999	24,892
Total assets	6,771,349	14,157,605	126,889,077	5,114,098,339	20,283,668
Liabilities:
Due to custodian	–	–	–	5,399,162	–
Payable for investments purchased	2,850	–	–	14,619,193	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	36,584	–	–
Payable for capital shares redeemed	155,331	2,151	48,191	95,092,245	3,218
Accrued foreign capital gains tax	15,105	–	–	16,257,866	–
Accrued expenses and other payables:
Investment advisory fees	5,538	9,872	109,196	3,843,981	12,641
Custodian fees	9,500	3,427	–	679,700	733
Sub-transfer agent and administrative services fees	729	1,860	9,574	397,028	4,928
Interest expense on line of credit	–	–	(1,241)	–	–
Administration fees	443	929	8,008	341,687	1,348
Audit fees	36,685	35,671	35,000	37,706	38,715
Printing fees	1,493	3,082	–	126,126	6,007
Legal fees	162	31	3,612	126,590	517
Transfer agent fees	4,573	6,537	13,567	96,477	6,760
Fund accounting fees	1,243	1,314	10,038	110,099	385
Distribution fees	191	3,602	722	86,820	6,518
Other	16,575	3,082	19,522	100,059	3,626
Total liabilities	250,418	71,558	292,773	137,314,739	85,396
Net Assets	$6,520,931	$14,086,047	$126,596,304	$4,976,783,600	$20,198,272

Cost:
Investments	$5,995,079	$13,186,686	$109,452,266	$4,244,333,114	$16,493,565
Short-term investment	26,437	737,693	557,873	40,886,606	229,552
Foreign currency	16,857	3,018	41,494	3,814,604	786
Represented by:
Capital	$206,902,526	$13,237,659	$113,305,866	$4,241,498,618	$14,787,910
Distributable earnings (accumulated loss)	(200,381,595)	848,388	13,290,438	735,284,982	5,410,362
Net Assets	$6,520,931	$14,086,047	$126,596,304	$4,976,783,600	$20,198,272

Net Assets:
Class A Shares	$798,272	$8,685,420	$4,398,875	$134,382,292	$8,480,808
Class C Shares	24,227	839,411	–	15,610,739	4,733,609
Class R Shares	14,079	2,681,748	–	108,487,171	1,923,650
Institutional Service Class Shares	1,768,307	543,005	–	297,465,836	480,222
Institutional Class Shares	3,916,046	1,336,463	122,197,429	4,420,837,562	4,579,983
Total	$6,520,931	$14,086,047	$126,596,304	$4,976,783,600	$20,198,272

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

88	2019 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2019

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	57,664	339,107	1,101,113	8,780,940	1,117,057
Class C Shares	1,787	34,231	–	1,028,330	2,275,349
Class R Shares	1,024	106,912	–	7,165,488	285,983
Institutional Service Class Shares	127,053	21,091	–	19,358,753	60,642
Institutional Class Shares	280,416	51,698	30,575,962	287,169,378	558,835
Total	467,944	553,039	31,677,075	323,502,889	4,297,866
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.84	$25.61	$3.99*	$15.30	$7.59
Class C Shares (a)	$13.56	$24.52	$–	$15.18	$2.08
Class R Shares	$13.75	$25.08	$–	$15.14	$6.73
Institutional Service Class Shares	$13.92	$25.75	$–	$15.37	$7.92
Institutional Class Shares	$13.97	$25.85	$4.00	$15.39	$8.20
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.68	$27.17	$4.23	$16.23	$8.05
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	89

Statements of Assets and Liabilities

October 31, 2019

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
Assets:
Investments, at value	$29,912,820	$97,325,241	$86,658,125	$211,181,451	$107,649,077
Short-term investments, at value	656,052	2,807,451	4,296,583	7,322,517	6,519,961
Foreign currency, at value	5,048	59,304	–	60,183	334,786
Cash	1,487	–	2	14,291	–
Receivable for investments sold	–	928,400	226,912	24,313,078	1,826,140
Interest and dividends receivable	26,999	143,353	736,987	258,882	72,021
Receivable for capital shares issued	1,315	5,399	–	140,056	88,971
Receivable from Adviser	10,036	–	–	–	27,409
Tax reclaim receivable	41,755	77,556	–	591,088	43,436
Securities lending income receivable	24	5	115	–	–
Prepaid expenses	30,123	–	421	33,455	34,781
Total assets	30,685,659	101,346,709	91,919,145	243,915,001	116,596,582
Liabilities:
Payable for investments purchased	2,623	870,098	224,581	19,633	2,426,386
Unrealized depreciation on forward foreign currency exchange contracts	–	2,472	–	–	–
Payable for capital shares redeemed	9,250	84,486	–	25,078,568	98,410
Accrued foreign capital gains tax	6,391	–	–	37,086	25,893
Accrued expenses and other payables:
Investment advisory fees	23,109	96,524	90,727	166,627	92,737
Audit fees	35,670	38,750	35,250	35,670	37,700
Transfer agent fees	14,061	7,211	2,387	29,492	18,137
Interest expense on line of credit	–	(4,999)	–	–	–
Sub-transfer agent and administrative services fees	2,530	6,724	411	20,981	9,436
Custodian fees	4,324	–	–	17,491	17,158
Administration fees	2,054	6,435	5,826	16,097	7,488
Distribution fees	6,789	1,687	786	10,418	17,161
Printing fees	6,753	–	–	9,218	10,866
Fund accounting fees	1,728	4,871	1,003	6,214	2,927
Legal fees	779	2,526	2,325	5,965	2,831
Other	4,121	12,648	2,575	10,150	12,087
Total liabilities	120,182	1,129,433	365,871	25,463,610	2,779,217
Net Assets	$30,565,477	$100,217,276	$91,553,274	$218,451,391	$113,817,365

Cost:
Investments	$25,677,657	$85,184,114	$68,611,318	$181,430,177	$96,014,828
Short-term investment	656,052	2,807,451	4,296,583	7,322,517	6,519,961
Foreign currency	5,030	59,660	–	60,004	333,362
Represented by:
Capital	$30,328,024	$88,365,633	$67,896,383	$214,797,126	$97,442,527
Distributable earnings	237,453	11,851,643	23,656,891	3,654,265	16,374,838
Net Assets	$30,565,477	$100,217,276	$91,553,274	$218,451,391	$113,817,365

Net Assets:
Class A Shares	$26,718,701	$12,776,236	$1,280,229	$24,719,189	$75,753,685
Class C Shares	638,244	–	–	4,330,486	829,247
Class R Shares	1,553,614	–	–	3,991,914	1,945,069
Institutional Service Class Shares	264,556	–	–	85,934,400	41,668
Institutional Class Shares	1,390,362	87,441,040	90,273,045	99,475,402	35,247,696
Total	$30,565,477	$100,217,276	$91,553,274	$218,451,391	$113,817,365

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

90	2019 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2019

	Aberdeen Global Equity Fund		Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,076,802		582,552	75,949	1,683,603	2,694,446
Class C Shares (a)	53,286		–	–	314,758	32,606
Class R Shares	127,228		–	–	285,701	73,510
Institutional Service Class Shares	20,270		–	–	5,729,019	1,471
Institutional Class Shares	107,915		3,980,250	5,356,296	6,606,116	1,247,778
Total	2,385,501		4,562,802	5,432,245	14,619,197	4,049,811
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.87	*	$21.93	$16.86	$14.68	$28.11
Class C Shares (a)	$11.98		$–	$–	$13.76	$25.43
Class R Shares	$12.21		$–	$–	$13.97	$26.46
Institutional Service Class Shares	$13.05		$–	$–	$15.00	$28.33
Institutional Class Shares	$12.88		$21.97	$16.85	$15.06	$28.25
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.66		$23.27	$17.89	$15.58	$29.82
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	91

Statements of Assets and Liabilities

October 31, 2019

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$1,656,963	$1,735,568	$362,641,566	$836,681,551
Short-term investments, at value	8,078	89,720	9,488,179	23,991,912
Foreign currency, at value	3,574	–	–	29,230
Receivable for investments sold	–	–	–	3,797,911
Interest and dividends receivable	9,564	834	166,030	210,527
Receivable for capital shares issued	2,000	–	884	252,850
Receivable from Adviser	8,610	6,445	20,374	–
Securities lending income receivable	–	–	3,573	16,457
Prepaid expenses	42,369	14,548	46,094	50,713
Total assets	1,731,158	1,847,115	372,366,700	865,031,151
Liabilities:
Payable for investments purchased	3,774	–	–	1,076,955
Payable for capital shares redeemed	–	–	109,424	2,166,735
Accrued expenses and other payables:
Investment advisory fees	878	1,123	233,290	603,704
Audit fees	37,700	35,670	34,655	35,670
Sub-transfer agent and administrative services fees	–	–	18,463	122,353
Printing fees	762	871	10,589	122,699
Distribution fees	103	42	53,075	77,125
Transfer agent fees	3,791	5,802	45,035	60,054
Administration fees	108	120	24,884	59,096
Fund accounting fees	1,111	32	6,849	25,368
Legal fees	41	47	9,714	19,218
Custodian fees	2,041	691	4,505	14,590
Other	3,396	3,399	8,391	24,399
Total liabilities	53,705	47,797	558,874	4,407,966
Net Assets	$1,677,453	$1,799,318	$371,807,826	$860,623,185
Cost:
Investments	$1,476,048	$1,415,490	$286,839,104	$776,699,294
Short-term investment	8,078	89,720	9,488,179	23,991,912
Foreign currency	3,570	–	–	29,242
Represented by:
Capital	$1,486,466	$1,381,130	$259,911,702	$747,152,708
Distributable earnings	190,987	418,188	111,896,124	113,470,477
Net Assets	$1,677,453	$1,799,318	$371,807,826	$860,623,185
Net Assets:
Class A Shares	$462,401	$108,900	$247,926,407	$159,390,521
Class C Shares	11,808	15,591	1,428,217	48,382,037
Class R Shares	12,042	15,880	14,052	5,272,107
Institutional Service Class Shares	12,279	50,390	113,599,927	40,475,768
Institutional Class Shares	1,178,923	1,608,557	8,839,223	607,102,752
Total	$1,677,453	$1,799,318	$371,807,826	$860,623,185

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

92	2019 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2019

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	39,606	7,970	19,151,117	4,802,832
Class C Shares	1,030	1,172	130,600	1,741,213
Class R Shares	1,031	1,172	1,175	174,917
Institutional Service Class Shares	1,045	3,670	8,187,138	1,143,157
Institutional Class Shares	100,370	117,164	634,638	17,151,095
Total	143,082	131,148	28,104,668	25,013,214
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.68	$13.66	$12.95	$33.19
Class C Shares (a)	$11.46	$13.30	$10.94	$27.79
Class R Shares	$11.68	$13.55	$11.96	$30.14
Institutional Service Class Shares	$11.75	$13.73	$13.88	$35.41
Institutional Class Shares	$11.75	$13.73	$13.93	$35.40
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.39	$14.49	$13.74	$35.21
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	93

Statements of Operations

For the Year Ended October 31, 2019

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$204,610	$235,902	$10,645,452	$122,549,716	$275,051
Interest income	2,447	10,493	64,651	1,355,343	11,362
Securities lending income, net	–	874	5,087	189,540	816
Foreign tax withholding	(12,099)	(22,012)	(708,078)	(12,294,848)	(1,547)
Other income	–	–	925	–	–
Total Income	194,958	225,257	10,008,037	111,799,751	285,682
EXPENSES:
Investment advisory fees	77,610	128,814	1,341,951	49,235,726	147,293
Trustee fees	489	742	8,386	343,688	1,208
Administration fees	6,209	9,544	107,356	4,376,509	15,711
Legal fees	661	1,064	12,759	461,561	1,641
Audit fees	37,220	36,190	38,250	38,260	39,280
Printing fees	8,297	30,145	30,138	301,672	16,276
Custodian fees	30,944	16,467	8,069	2,596,858	5,757
Transfer agent fees	13,781	23,308	55,207	568,338	25,025
Distribution fees Class A	2,187	18,402	11,170	360,754	19,554
Distribution fees Class C	452	11,371	–	171,109	44,761
Distribution fees Class R	66	11,068	–	511,712	9,575
Sub-transfer agent and administrative service fees Institutional Class	6,185	680	83,478	3,411,219	7,178
Sub-transfer agent and administrative service fees Class A	406	5,744	4,083	360,754	7,937
Sub-transfer agent and administrative service fees Class C	57	1,602	–	18,515	4,072
Sub-transfer agent and administrative service fees Class R	–	3,592	–	166,263	2,925
Sub-transfer agent and administrative service fees Institutional Service Class	1,744	571	–	304,359	980
Fund accounting fees	7,082	7,491	42,360	645,960	2,300
Registration and filing fees	63,434	65,592	33,737	153,196	66,939
Other	52,720	21,596	22,624	888,778	19,976
Total expenses before reimbursed/waived expenses	309,544	393,983	1,799,568	64,915,231	438,388
Interest expense (Note 10)	407	–	–	128,546	–
Total operating expenses before reimbursed/waived expenses	309,951	393,983	1,799,568	65,043,777	438,388
Expenses reimbursed	(207,677)	(185,226)	(87,045)	(2,912,999)	(175,904)
Expenses waived by investment adviser	–	–	(23,913)	–	–
Expenses voluntarily reduced by Investment Adviser	–	(5,680)	–	–	–
Net expenses	102,274	203,077	1,688,610	62,130,778	262,484
Net Investment Income	92,684	22,180	8,319,427	49,668,973	23,198
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	253,331	2,077,210	2,164,689	(6,335,680)	1,923,555
Realized gain/(loss) on forward foreign currency exchange contracts	–	–	189,980	–	–
Realized gain/(loss) on foreign currency transactions	(2,044)	(8,105)	61,759	(1,436,667)	(792)
Net realized gain/(loss) from investments and foreign currency transactions	251,287	2,069,105	2,416,428	(7,772,347)	1,922,763
Net change in unrealized appreciation/(depreciation) on investment transactions (including $12,248, $0, $0, $6,622,718 and $0 change in deferred capital gains tax, respectively)	1,152,802	741,091	2,089,745	907,967,079	1,251,140
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	(85,349)	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	751	2,042	9,191	557,309	7
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,153,553	743,133	2,013,587	908,524,388	1,251,147
Net realized/unrealized gain from investments and foreign currency transactions	1,404,840	2,812,238	4,430,015	900,752,041	3,173,910
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,497,524	$2,834,418	$12,749,442	$950,421,014	$3,197,108

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

94	2019 Annual Report

Statements of Operations (continued)

For the Year Ended October 31, 2019

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$743,933	$3,020,951	$884,821	$6,415,422	$2,020,675
Interest income	7,373	42,789	2,727,631	78,810	98,758
Securities lending income, net	303	11,265	5,546	3,237	–
Foreign tax withholding	(41,664)	(191,860)	–	(467,615)	(148,667)
Other income	1,752	12	13,635	–	181
Total Income	711,697	2,883,157	3,631,633	6,029,854	1,970,947
EXPENSES:
Investment advisory fees	292,102	1,001,251	905,486	2,045,382	852,415
Trustee fees	2,017	6,206	5,582	16,362	5,241
Administration fees	25,965	80,100	72,439	204,538	68,293
Legal fees	3,931	8,706	7,772	20,864	10,023
Audit fees	36,190	38,750	35,250	36,190	38,250
Printing fees	18,594	20,423	8,871	28,556	24,498
Custodian fees	19,963	5,936	5,396	78,708	66,278
Transfer agent fees	58,675	31,344	10,867	140,869	79,009
Distribution fees Class A	68,309	31,024	2,881	62,087	159,866
Distribution fees Class C	11,265	–	–	59,655	7,258
Distribution fees Class R	9,485	–	–	22,428	10,029
Sub-transfer agent and administrative service fees Class A	24,643	8,808	749	41,834	60,336
Sub-transfer agent and administrative service fees Institutional Class	781	34,700	2,664	54,481	16,859
Sub-transfer agent and administrative service fees Class C	2,469	–	–	8,335	796
Sub-transfer agent and administrative service fees Class R	4,743	–	–	8,736	2,953
Sub-transfer agent and administrative service fees Institutional Service Class	310	–	–	55,828	53
Fund accounting fees	10,085	29,087	1,879	37,330	15,970
Registration and filing fees	65,254	33,715	29,580	68,649	68,866
Other	27,357	17,705	22,963	71,623	37,768
Total expenses before reimbursed/waived expenses	682,138	1,347,755	1,112,379	3,062,455	1,524,761
Interest expense (Note 10)	107	–	–	43,882	1,000
Total operating expenses before reimbursed/waived expenses	682,245	1,347,755	1,112,379	3,106,337	1,525,761
Expenses reimbursed	(177,160)	(68,089)	(29,373)	(25,257)	(302,551)
Expenses waived by investment adviser	–	(47,141)	(11,651)	–	–
Net expenses	505,085	1,232,525	1,071,355	3,081,080	1,223,210
Net Investment Income	206,612	1,650,632	2,560,278	2,948,774	747,737
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	1,270,450	2,408,036	5,986,861	2,531,188	4,892,390
Realized gain/(loss) on forward foreign currency exchange contracts	–	172,145	–	–	–
Realized gain/(loss) on foreign currency transactions	(9,649)	10,723	–	(187,120)	(24,961)
Net realized gain from investments and foreign currency transactions	1,260,801	2,590,904	5,986,861	2,344,068	4,867,429
Net change in unrealized appreciation/(depreciation) on investment transactions (including $5,817, $0, $0, $26,320 and $(161,086) change in deferred capital gains tax, respectively)	1,678,990	14,393,385	166,892	29,817,295	5,027,227
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	(183,117)	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	2,629	(4,102)	–	2,178	8,009
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,681,619	14,206,166	166,892	29,819,473	5,035,236
Net realized/unrealized gain from investments and foreign currency transactions	2,942,420	16,797,070	6,153,753	32,163,541	9,902,665
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,149,032	$18,447,702	$8,714,031	$35,112,315	$10,650,402

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	95

Statements of Operations (concluded)

For the Year Ended October 31, 2019

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$28,277	$18,181	$4,216,189	$12,939,890
Interest income	263	1,229	226,226	400,559
Securities lending income, net	–	–	61,719	360,756
Foreign tax withholding	(2,828)	(362)	(51,113)	(232,749)

Total Income	25,712	19,048	4,453,021	13,468,456
EXPENSES:
Investment advisory fees	9,503	12,350	2,664,122	9,683,262
Trustee fees	89	101	21,911	73,940
Administration fees	1,170	1,317	284,173	953,326
Legal fees	–	141	30,326	93,316
Audit fees	38,750	39,690	35,160	36,190
Printing fees	5,775	6,515	29,788	227,806
Custodian fees	8,977	5,091	18,318	65,392
Transfer agent fees	9,304	18,052	214,847	341,887
Distribution fees Class A	930	247	593,687	461,810
Distribution fees Class C	107	143	19,636	580,013
Distribution fees Class R	54	73	468	31,911
Sub-transfer agent and administrative service fees Institutional Class	–	–	3,863	978,342
Sub-transfer agent and administrative service fees Class A	402	–	93,450	301,267
Sub-transfer agent and administrative service fees Class C	–	–	2,511	57,753
Sub-transfer agent and administrative service fees Class R	–	–	178	15,955
Sub-transfer agent and administrative service fees Institutional Service Class	–	–	73,473	53,368
Fund accounting fees	6,354	197	42,262	149,921
Registration and filing fees	64,658	64,545	68,831	97,304
Other	17,580	17,472	64,960	190,859
Interest expense (Note 10)	–	–	–	25,977
Total operating expenses before reimbursed/waived expenses	163,653	165,934	4,261,964	14,419,599
Expenses reimbursed	(147,541)	(149,005)	(284,126)	–
Net expenses	16,112	16,929	3,977,838	14,419,599
Net Investment Income/(Loss)	9,600	2,119	475,183	(951,143)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	578	97,983	35,952,093	82,915,760
Realized gain/(loss) on foreign currency transactions	1,051	(67)	7,752	29,860
Net realized gain from investments and foreign currency transactions	1,629	97,916	35,959,845	82,945,620
Net change in unrealized appreciation/(depreciation) on investment transactions	194,209	175,201	21,035,276	(18,862,532)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(8)	–	–	616
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	194,201	175,201	21,035,276	(18,861,916)
Net realized/unrealized gain from investments and foreign currency transactions	195,830	273,117	56,995,121	64,083,704
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$205,430	$275,236	$57,470,304	$63,132,561

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

96	2019 Annual Report

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$92,684	$103,611	$22,180	$19,208	$8,319,427	$7,128,199
Net realized gain from investments and foreign currency transactions	251,287	1,191,010	2,069,105	202,182	2,416,428	11,519,261
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,153,553	(2,384,024)	743,133	(1,425,411)	2,013,587	(16,221,624)

Changes in net assets resulting from operations	1,497,524	(1,089,403)	2,834,418	(1,204,021)	12,749,442	2,425,836

Distributions to Shareholders From:
Distributable earnings:
Class A	(8,413)	(13,599)	(11,640)	(77,459)	(266,737)	(230,301)
Class C	–	(3,170)	–	(3,351)	–	–
Class R	(93)	(149)	–	(13,319)	–	–
Institutional Service Class	(19,653)	(28,197)	(2,435)	(7,909)	–	–
Institutional Class	(63,588)	(113,566)	(1,336)	(11,540)	(8,089,170)	(8,892,016)
Tax return of capital:
Class A	–	–	–	–	–	(4,631)
Institutional Class	–	–	–	–	–	(174,550)

Change in net assets from shareholder distributions	(91,747)	(158,681)	(15,411)	(113,578)	(8,355,907)	(9,301,498)

Change in net assets from capital transactions	(2,645,205)	(2,287,648)	1,226,262	(1,968,051)	(17,564,519)	(17,431,963)

Change in net assets	(1,239,428)	(3,535,732)	4,045,269	(3,285,650)	(13,170,984)	(24,307,625)

Net Assets:
Beginning of year	7,760,359	11,296,091	10,040,778	13,326,428	139,767,288	164,074,913

End of year	$6,520,931	$7,760,359	$14,086,047	$10,040,778	$126,596,304	$139,767,288

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	97

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$107,579	$187,057	$2,509,748	$1,687,711	$1,061,690	$2,351,462
Dividends reinvested	6,982	12,292	8,113	53,773	204,614	158,800
Cost of shares redeemed	(327,844)	(248,026)	(1,574,364)	(2,469,404)	(1,557,872)	(1,108,828)

Total Class A	(213,283)	(48,677)	943,497	(727,920)	(291,568)	1,401,434

Class C Shares
Proceeds from shares issued	41,334	20,574	55,444	158,230	–	–
Dividends reinvested	–	2,596	–	2,975	–	–
Cost of shares redeemed	(91,630)	(209,269)	(1,103,921)	(827,287)	–	–

Total Class C	(50,296)	(186,099)	(1,048,477)	(666,082)	–	–

Class R Shares
Proceeds from shares issued	–	–	1,466,056	1,591,191	–	–
Dividends reinvested	93	149	–	10,953	–	–
Cost of shares redeemed	–	–	(899,689)	(1,514,800)	–	–

Total Class R	93	149	566,367	87,344	–	–

Institutional Service Class Shares
Proceeds from shares issued	–	17,869	49,286	72,118	–	–
Dividends reinvested	19,426	27,904	2,366	7,713	–	–
Cost of shares redeemed	(158,223)	(231,938)	(182,810)	(98,416)	–	–

Total Institutional Service Class	(138,797)	(186,165)	(131,158)	(18,585)	–	–

Institutional Class Shares
Proceeds from shares issued	262,803	6,804,781	941,079	47,937	10,343,646	9,753,961
Dividends reinvested	59,297	65,508	1,235	7,895	6,105,619	7,165,849
Cost of shares redeemed	(2,565,022)	(8,737,145)	(46,281)	(698,640)	(33,722,216)	(35,753,207)

Total Institutional Class	(2,242,922)	(1,866,856)	896,033	(642,808)	(17,272,951)	(18,833,397)

Change in net assets from capital transactions:	$(2,645,205)	$(2,287,648)	$1,226,262	$(1,968,051)	$(17,564,519)	$(17,431,963)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

98	2019 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	8,223	13,426	104,997	70,856	279,302	568,239
Reinvested	589	917	403	2,338	53,476	38,850
Redeemed	(24,516)	(18,586)	(67,250)	(105,495)	(403,025)	(271,534)
Total Class A Shares	(15,704)	(4,243)	38,150	(32,301)	(70,247)	335,555
Class C Shares
Issued	3,496	1,464	2,441	6,735	–	–
Reinvested	–	197	–	134	–	–
Redeemed	(7,206)	(16,396)	(50,243)	(37,674)	–	–
Total Class C Shares	(3,710)	(14,735)	(47,802)	(30,805)	–	–
Class R Shares
Issued	–	–	61,077	67,537	–	–
Reinvested	8	12	–	484	–	–
Redeemed	–	–	(39,561)	(66,494)	–	–
Total Class R Shares	8	12	21,516	1,527	–	–
Institutional Service Class Shares
Issued	–	1,361	2,342	2,991	–	–
Reinvested	1,632	2,073	117	334	–	–
Redeemed	(12,120)	(16,978)	(7,971)	(4,146)	–	–
Total Institutional Service Class Shares	(10,488)	(13,544)	(5,512)	(821)	–	–
Institutional Class Shares
Issued	20,736	547,129	38,526	1,978	2,694,648	2,327,152
Reinvested	4,971	4,860	61	342	1,594,805	1,744,889
Redeemed	(190,601)	(694,789)	(1,813)	(28,316)	(8,867,607)	(8,694,861)
Total Institutional Class Shares	(164,894)	(142,800)	36,774	(25,996)	(4,578,154)	(4,622,820)
Total change in shares:	(194,788)	(175,310)	43,126	(88,396)	(4,648,401)	(4,287,265)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	99

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$49,668,973	$79,069,995	$23,198	$77,774	$206,612	$251,869
Net realized gain/(loss) from investments and foreign currency transactions	(7,772,347)	160,243,579	1,922,763	3,263,047	1,260,801	3,112,814
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	908,524,388	(1,438,469,100)	1,251,147	(1,403,179)	1,681,619	(4,971,397)
Changes in net assets resulting from operations	950,421,014	(1,199,155,526)	3,197,108	1,937,642	3,149,032	(1,606,714)
Distributions to Shareholders From:
Distributable earnings:
Class A	(1,592,438)	(2,033,400)	(383,167)	(2,185,025)	(2,207,033)	(2,893,919)
Class C	(31,452)	(133,381)	(827,552)	(901,896)	(130,236)	(184,263)
Class R	(993,291)	(798,320)	(110,110)	(616,821)	(167,295)	(262,184)
Institutional Service Class	(1,985,110)	(1,962,131)	(37,768)	(241,404)	(33,142)	(48,090)
Institutional Class	(81,163,528)	(110,259,968)	(262,781)	(2,610,765)	(168,324)	(253,129)
Change in net assets from shareholder distributions	(85,765,819)	(115,187,200)	(1,621,378)	(6,555,911)	(2,706,030)	(3,641,585)

Change in net assets from capital transactions	(1,767,027,228)	(1,508,721,069)	1,654,026	(5,251,610)	(3,804,938)	(3,678,076)

Change in net assets	(902,372,033)	(2,823,063,795)	3,229,756	(9,869,879)	(3,361,936)	(8,926,375)

Net Assets:
Beginning of year	5,879,155,633	8,702,219,428	16,968,516	26,838,395	33,927,413	42,853,788
End of year	$4,976,783,600	$5,879,155,633	$20,198,272	$16,968,516	$30,565,477	$33,927,413

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

100	2019 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$37,953,244	$50,547,938	$1,294,656	$1,344,852	$1,845,880	$1,030,603
Dividends reinvested	1,256,868	1,610,943	287,597	1,640,101	1,942,808	2,512,455
Cost of shares redeemed	(71,367,988)	(87,528,649)	(1,481,280)	(3,540,762)	(5,047,195)	(6,115,180)

Total Class A	(32,157,876)	(35,369,768)	100,973	(555,809)	(1,258,507)	(2,572,122)

Class C Shares
Proceeds from shares issued	3,520,031	3,567,219	3,726,939	393,587	124,063	108,778
Dividends reinvested	25,515	104,126	796,715	678,836	106,927	147,825
Cost of shares redeemed	(6,613,138)	(12,485,274)	(1,047,978)	(791,077)	(1,289,443)	(448,446)

Total Class C	(3,067,592)	(8,813,929)	3,475,676	281,346	(1,058,453)	(191,843)

Class R Shares
Proceeds from shares issued	12,142,817	32,113,866	179,304	130,408	394,623	695,978
Dividends reinvested	957,905	750,126	110,110	616,821	103,442	139,402
Cost of shares redeemed	(9,599,801)	(5,508,831)	(461,802)	(687,472)	(1,070,663)	(1,462,279)

Total Class R	3,500,921	27,355,161	(172,388)	59,757	(572,598)	(626,899)

Institutional Service Class Shares
Proceeds from shares issued	192,426,827	11,500,772	74,584	198,189	–	–
Dividends reinvested	1,984,889	1,961,264	37,768	241,404	33,142	48,090
Cost of shares redeemed	(43,565,908)	(77,126,520)	(362,786)	(435,883)	(223,695)	(89,495)

Total Institutional Service Class	150,845,808	(63,664,484)	(250,434)	3,710	(190,553)	(41,405)

Institutional Class Shares
Proceeds from shares issued	741,208,690	1,319,201,606	227,043	2,955,514	269,692	725,407
Dividends reinvested	60,527,608	86,989,913	255,707	2,427,578	161,915	225,818
Cost of shares redeemed	(2,687,884,787)	(2,834,419,568)	(1,982,551)	(10,423,706)	(1,156,434)	(1,197,032)

Total Institutional Class	(1,886,148,489)	(1,428,228,049)	(1,499,801)	(5,040,614)	(724,827)	(245,807)

Change in net assets from capital transactions:	$(1,767,027,228)	$(1,508,721,069)	$1,654,026	$(5,251,610)	$(3,804,938)	$(3,678,076)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	101

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	2,630,531	3,296,888	194,208	192,257	149,937	74,076
Reinvested	94,006	102,282	48,663	246,632	176,298	182,724
Redeemed	(4,865,349)	(5,696,461)	(216,054)	(461,286)	(407,919)	(438,127)

Total Class A Shares	(2,140,812)	(2,297,291)	26,817	(22,397)	(81,684)	(181,327)

Class C Shares
Issued	256,048	226,731	1,707,451	176,834	11,119	8,230
Reinvested	1,916	6,662	488,783	320,205	10,361	11,433
Redeemed	(454,862)	(848,246)	(539,872)	(313,422)	(111,781)	(34,376)

Total Class C Shares	(196,898)	(614,853)	1,656,362	183,617	(90,301)	(14,713)

Class R Shares
Issued	841,148	2,119,000	30,040	19,776	34,157	53,060
Reinvested	72,349	48,024	20,973	103,320	9,851	10,609
Redeemed	(661,717)	(362,881)	(74,218)	(101,953)	(91,318)	(110,440)

Total Class R Shares	251,780	1,804,143	(23,205)	21,143	(47,310)	(46,771)

Institutional Service Class Shares
Issued	13,126,790	753,015	10,326	24,934	–	–
Reinvested	148,348	124,367	6,131	35,037	2,970	3,457
Redeemed	(2,931,104)	(4,911,948)	(51,273)	(60,545)	(18,269)	(6,239)

Total Institutional Service Class Shares	10,344,034	(4,034,566)	(34,816)	(574)	(15,299)	(2,782)

Institutional Class Shares
Issued	50,687,032	85,567,150	30,604	406,850	21,710	52,003
Reinvested	4,520,359	5,512,669	40,205	341,912	14,706	16,447
Redeemed	(185,587,668)	(190,866,640)	(273,008)	(1,375,324)	(93,234)	(87,407)

Total Institutional Class Shares	(130,380,277)	(99,786,821)	(202,199)	(626,562)	(56,818)	(18,957)

Total change in shares:	(122,122,173)	(104,929,388)	1,422,959	(444,773)	(291,412)	(264,550)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

102	2019 Annual Report

Statements of Changes in Net Assets

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$ 1,650,632	$ 3,316,568	$ 2,560,278	$ 1,871,710	$ 2,948,774	$ 6,835,780
Net realized gain from investments and foreign currency transactions	2,590,904	459,956	5,986,861	6,965,087	2,344,068	8,969,447
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	14,206,166	(10,362,530)	166,892	(4,476,871)	29,819,473	(70,499,049)
Changes in net assets resulting from operations	18,447,702	(6,586,006)	8,714,031	4,359,926	35,112,315	(54,693,822)
Distributions to Shareholders From:
Distributable earnings:
Class A	(402,634)	(625,920)	(108,383)	(81,569)	(516,752)	(326,763)
Class C	–	–	–	–	(122,196)	(23,529)
Class R	–	–	–	–	(97,249)	(48,077)
Institutional Service Class	–	–	–	–	(2,167,942)	(1,273,030)
Institutional Class	(3,069,477)	(4,305,398)	(8,813,043)	(6,179,148)	(3,556,639)	(4,625,167)
Change in net assets from shareholder distributions	(3,472,111)	(4,931,318)	(8,921,426)	(6,260,717)	(6,460,778)	(6,296,566)
Change in net assets from capital transactions	(22,093,191)	(16,846,000)	(5,422,258)	(930,461)	(205,327,586)	(76,975,923)
Change in net assets	(7,117,600)	(28,363,324)	(5,629,653)	(2,831,252)	(176,676,049)	(137,966,311)
Net Assets:
Beginning of year	107,334,876	135,698,200	97,182,927	100,014,179	395,127,440	533,093,751
End of year	$100,217,276	$107,334,876	$91,553,274	$97,182,927	$218,451,391	$395,127,440

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	103

Statements of Changes in Net Assets (continued)

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$ 1,063,944	$ 2,153,523	$ 267,158	$ 106,990	$ 7,733,975	$ 3,210,201
Dividends reinvested	337,550	446,727	54,986	64,853	427,245	273,406
Cost of shares redeemed	(2,812,260)	(8,961,244)	(248,246)	(287,972)	(10,862,911)	(14,751,140)
Total Class A	(1,410,766)	(6,360,994)	73,898	(116,129)	(2,701,691)	(11,267,533)
Class C Shares
Proceeds from shares issued	–	–	–	–	110,330	493,197
Dividends reinvested	–	–	–	–	107,651	19,695
Cost of shares redeemed	–	–	–	–	(4,540,397)	(3,703,265)
Total Class C	–	–	–	–	(4,322,416)	(3,190,373)
Class R Shares
Proceeds from shares issued	–	–	–	–	471,254	855,689
Dividends reinvested	–	–	–	–	77,976	36,811
Cost of shares redeemed	–	–	–	–	(2,018,567)	(2,488,670)
Total Class R	–	–	–	–	(1,469,337)	(1,596,170)
Institutional Service Class Shares
Proceeds from shares issued	–	–	–	–	1,391,256	2,528,693
Dividends reinvested	–	–	–	–	2,067,851	1,218,598
Cost of shares redeemed	–	–	–	–	(11,137,055)	(14,018,416)
Total Institutional Service Class	–	–	–	–	(7,677,948)	(10,271,125)
Institutional Class Shares
Proceeds from shares issued	3,976,855	6,812,497	111,465	877,889	11,714,632	60,626,112
Dividends reinvested	1,468,113	3,751,714	719,741	6,088,305	3,545,019	4,599,171
Cost of shares redeemed	(26,127,393)	(21,049,217)	(6,327,362)	(7,780,526)	(204,415,845)	(115,876,005)
Total Institutional Class	(20,682,425)	(10,485,006)	(5,496,156)	(814,332)	(189,156,194)	(50,650,722)
Change in net assets from capital transactions:	$(22,093,191)	$(16,846,000)	$(5,422,258)	$ (930,461)	$(205,327,586)	$ (76,975,923)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

104	2019 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	51,912	104,459	16,236	6,192	564,785	215,116
Reinvested	16,576	22,524	3,639	3,758	34,098	18,095
Redeemed	(140,193)	(447,726)	(15,642)	(16,457)	(794,199)	(988,468)
Total Class A Shares	(71,705)	(320,743)	4,233	(6,507)	(195,316)	(755,257)
Class C Shares
Issued	–	–	–	–	8,567	34,959
Reinvested	–	–	–	–	9,123	1,384
Redeemed	–	–	–	–	(352,073)	(265,443)
Total Class C Shares	–	–	–	–	(334,383)	(229,100)
Class R Shares
Issued	–	–	–	–	36,086	59,827
Reinvested	–	–	–	–	6,525	2,553
Redeemed	–	–	–	–	(155,380)	(175,695)
Total Class R Shares	–	–	–	–	(112,769)	(113,315)
Institutional Service Class Shares
Issued	–	–	–	–	99,555	164,999
Reinvested	–	–	–	–	162,057	79,130
Redeemed	–	–	–	–	(786,836)	(912,422)
Total Institutional Service Class Shares	–	–	–	–	(525,224)	(668,293)
Institutional Class Shares
Issued	191,568	333,957	6,827	50,965	831,207	3,975,504
Reinvested	71,852	189,285	47,643	352,755	276,955	297,681
Redeemed	(1,325,331)	(1,068,640)	(398,992)	(451,500)	(14,476,213)	(8,103,275)
Total Institutional Class Shares	(1,061,911)	(545,398)	(344,522)	(47,780)	(13,368,051)	(3,830,090)
Total change in shares:	(1,133,616)	(866,141)	(340,289)	(54,287)	(14,535,743)	(5,596,055)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	105

Statements of Changes in Net Assets

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$747,737	$1,180,695	$9,600	$7,901	$2,119	$2,132
Net realized gain from investments and foreign currency transactions	4,867,429	8,239,788	1,629	12,465	97,916	66,180
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	5,035,236	(11,411,664)	194,201	(234,189)	175,201	(72,266)
Changes in net assets resulting from operations	10,650,402	(1,991,181)	205,430	(213,823)	275,236	(3,954)
Distributions to Shareholders From:
Distributable earnings:
Class A	(7,408,418)	(1,952,986)	(4,122)	(4,143)	(4,034)	(4,160)
Class C	(85,179)	(36,944)	(89)	(143)	(593)	(1,220)
Class R	(311,714)	(52,236)	(94)	(143)	(598)	(1,221)
Institutional Service Class	(5,780)	(1,607)	(156)	(187)	(1,941)	(1,248)
Institutional Class	(1,394,265)	(602,294)	(15,096)	(17,933)	(61,772)	(122,061)
Change in net assets from shareholder distributions	(9,205,356)	(2,646,067)	(19,557)	(22,549)	(68,938)	(129,910)
Change in net assets from capital transactions	47,651,139	(10,609,304)	83,345	142,990	79,380	222,592
Change in net assets	49,096,185	(15,246,552)	269,218	(93,382)	285,678	88,728
Net Assets:
Beginning of year	64,721,180	79,967,732	1,408,235	1,501,617	1,513,640	1,424,912
End of year	$113,817,365	$64,721,180	$1,677,453	$1,408,235	$1,799,318	$1,513,640

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

106	2019 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$27,276,922	$2,023,590	$119,447	$203,617	$2,042	$64,091
Dividends reinvested	7,070,197	1,880,760	4,122	4,142	4,033	4,160
Cost of shares redeemed	(8,400,839)	(10,541,165)	(55,659)	(83,176)	(35)	(16,685)
Total Class A	25,946,280	(6,636,815)	67,910	124,583	6,040	51,566
Class C Shares
Proceeds from shares issued	426,112	24,464	–	11,948	–	14,455
Dividends reinvested	78,111	34,906	89	143	594	1,220
Cost of shares redeemed	(248,855)	(1,053,902)	–	(11,948)	–	(14,455)
Total Class C	255,368	(994,532)	89	143	594	1,220
Class R Shares
Proceeds from shares issued	573,222	1,347,361	–	12,115	–	14,644
Dividends reinvested	250,947	35,282	94	143	599	1,221
Cost of shares redeemed	(1,148,819)	(592,666)	–	(12,115)	–	(14,643)
Total Class R	(324,650)	789,977	94	143	599	1,222
Institutional Service Class Shares
Proceeds from shares issued	61,671	146,380	–	12,291	1,055	45,847
Dividends reinvested	5,780	1,607	156	187	1,941	1,248
Cost of shares redeemed	(66,053)	(152,908)	–	(12,291)	(1,113)	(14,839)
Total Institutional Service Class	1,398	(4,921)	156	187	1,883	32,256
Institutional Class Shares
Proceeds from shares issued	29,632,138	1,153,676	–	1,179,930	15,279	1,446,735
Dividends reinvested	1,366,383	595,871	15,096	17,933	61,769	122,061
Cost of shares redeemed	(9,225,778)	(5,512,560)	–	(1,179,929)	(6,784)	(1,432,468)
Total Institutional Class	21,772,743	(3,763,013)	15,096	17,934	70,264	136,328
Change in net assets from capital transactions:	$47,651,139	$(10,609,304)	$83,345	$142,990	$79,380	$222,592

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	107

Statements of Changes in Net Assets (concluded)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	1,016,646	64,051	11,130	16,929	156	4,922
Reinvested	297,943	60,709	424	338	378	325
Redeemed	(310,151)	(332,157)	(5,263)	(6,821)	(3)	(1,265)
Total Class A Shares	1,004,438	(207,397)	6,291	10,446	531	3,982
Class C Shares
Issued	17,766	837	–	1,021	–	1,115
Reinvested	3,618	1,225	9	12	57	97
Redeemed	(9,913)	(36,219)	–	(1,021)	–	(1,116)
Total Class C Shares	11,471	(34,157)	9	12	57	96
Class R Shares
Issued	22,837	44,609	–	1,022	–	1,115
Reinvested	11,208	1,197	9	12	57	96
Redeemed	(43,751)	(19,843)	–	(1,022)	–	(1,115)
Total Class R Shares	(9,706)	25,963	9	12	57	96
Institutional Service Class Shares
Issued	2,451	4,666	–	1,029	85	3,492
Reinvested	242	52	16	15	182	97
Redeemed	(2,515)	(5,053)	–	(1,029)	(89)	(1,119)
Total Institutional Service Class Shares	178	(335)	16	15	178	2,470
Institutional Class Shares
Issued	1,101,070	36,323	–	98,823	1,266	109,243
Reinvested	57,483	19,216	1,548	1,459	5,778	9,536
Redeemed	(334,129)	(177,505)	–	(98,822)	(547)	(108,128)
Total Institutional Class Shares	824,424	(121,966)	1,548	1,460	6,497	10,651
Total change in shares:	1,830,805	(337,892)	7,873	11,945	7,320	17,295

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

108	2019 Annual Report

Statements of Changes in Net Assets

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$475,183	$782,012	$(951,143)	$(981,686)
Net realized gain from investments and foreign currency transactions	35,959,845	36,678,688	82,945,620	163,177,788
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	21,035,276	(12,659,503)	(18,861,916)	(161,882,866)
Changes in net assets resulting from operations	57,470,304	24,801,197	63,132,561	313,236
Distributions to Shareholders From:
Distributable earnings:
Class A	(25,448,786)	(25,129,284)	(23,097,879)	–
Class C	(355,773)	(399,312)	(9,134,079)	–
Class R	(14,906)	(17,226)	(899,689)	–
Institutional Service Class	(11,111,822)	(10,886,203)	(5,133,246)	–
Institutional Class	(689,735)	(652,072)	(122,425,757)	–
Change in net assets from shareholder distributions	(37,621,022)	(37,084,097)	(160,690,650)	–
Change in net assets from capital transactions	2,012,837	516,221	(665,036,118)	(340,052,278)
Change in net assets	21,862,119	(11,766,679)	(762,594,207)	(339,739,042)
Net Assets:
Beginning of year	349,945,707	361,712,386	1,623,217,392	1,962,956,434
End of year	$371,807,826	$349,945,707	$860,623,185	$1,623,217,392

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	109

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,433,847	$2,005,763	$37,016,828	$64,163,593
Dividends reinvested	23,163,037	22,908,926	19,798,085	–
Cost of shares redeemed	(25,284,220)	(24,613,195)	(109,265,486)	(158,789,517)
Total Class A	1,312,664	301,494	(52,450,573)	(94,625,924)
Class C Shares
Proceeds from shares issued	160,291	235,279	6,246,065	8,593,198
Dividends reinvested	320,370	342,668	7,650,172	–
Cost of shares redeemed	(1,921,244)	(983,473)	(34,869,006)	(27,940,283)
Total Class C	(1,440,583)	(405,526)	(20,972,769)	(19,347,085)
Class R Shares
Proceeds from shares issued	19,223	177,191	3,610,280	4,238,759
Dividends reinvested	33	29	294,972	–
Cost of shares redeemed	(133,914)	(200,031)	(6,545,629)	(16,587,607)
Total Class R	(114,658)	(22,811)	(2,640,377)	(12,348,848)
Institutional Service Class Shares
Proceeds from shares issued	510,397	1,125,961	10,168,189	17,046,161
Dividends reinvested	10,854,492	10,647,373	5,033,420	–
Cost of shares redeemed	(10,647,079)	(11,611,381)	(22,530,956)	(28,785,565)
Total Institutional Service Class	717,810	161,953	(7,329,347)	(11,739,404)
Institutional Class Shares
Proceeds from shares issued	2,411,630	1,911,678	234,314,105	504,210,170
Dividends reinvested	663,657	571,317	112,746,347	–
Cost of shares redeemed	(1,537,683)	(2,001,884)	(928,703,504)	(706,201,187)
Total Institutional Class	1,537,604	481,111	(581,643,052)	(201,991,017)
Change in net assets from capital transactions:	$2,012,837	$516,221	$(665,036,118)	$(340,052,278)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

110	2019 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	296,963	156,173	1,185,490	1,767,921
Reinvested	2,316,304	1,846,005	726,002	–
Redeemed	(2,116,338)	(1,896,517)	(3,460,127)	(4,312,208)
Total Class A Shares	496,929	105,661	(1,548,635)	(2,544,287)
Class C Shares
Issued	16,555	21,090	242,780	272,512
Reinvested	37,691	31,641	333,051	–
Redeemed	(196,254)	(87,409)	(1,321,076)	(886,359)
Total Class C Shares	(142,008)	(34,678)	(745,245)	(613,847)
Class R Shares
Issued	2,006	14,735	134,105	126,933
Reinvested	4	3	11,875	–
Redeemed	(11,747)	(16,739)	(229,318)	(493,404)
Total Class R Shares	(9,737)	(2,001)	(83,338)	(366,471)
Institutional Service Class Shares
Issued	40,414	81,750	299,939	441,933
Reinvested	1,015,387	808,457	173,447	–
Redeemed	(848,426)	(843,596)	(671,930)	(750,218)
Total Institutional Service Class Shares	207,375	46,611	(198,544)	(308,285)
Institutional Class Shares
Issued	185,676	139,151	7,120,397	12,958,645
Reinvested	61,851	43,282	3,886,465	–
Redeemed	(121,735)	(144,257)	(27,674,250)	(18,286,393)
Total Institutional Class Shares	125,792	38,176	(16,667,388)	(5,327,748)
Total change in shares:	678,351	153,769	(19,243,150)	(9,160,638)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	111

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 11.63	$ 0.12		$ 2.20	$ 2.32	$ (0.11)	$ –	$ (0.11)	$13.84
Year Ended October 31, 2018	13.41	0.11		(1.72)	(1.61)	(0.17)	–	(0.17)	11.63
Year Ended October 31, 2017	10.49	0.12		2.80	2.92	–	–	–	13.41
Year Ended October 31, 2016	10.04	0.18	(f)	0.48	0.66	(0.21)	–	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Class C Shares
Year Ended October 31, 2019	11.36	(0.01)		2.21	2.20	–	–	–	13.56
Year Ended October 31, 2018	13.19	–	(g)	(1.67)	(1.67)	(0.16)	–	(0.16)	11.36
Year Ended October 31, 2017	10.38	0.03		2.78	2.81	–	–	–	13.19
Year Ended October 31, 2016	10.01	0.12	(f)	0.44	0.56	(0.19)	–	(0.19)	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	10.01
Class R Shares
Year Ended October 31, 2019	11.56	0.11		2.17	2.28	(0.09)	–	(0.09)	13.75
Year Ended October 31, 2018	13.33	0.08		(1.70)	(1.62)	(0.15)	–	(0.15)	11.56
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	–	–	–	13.33
Year Ended October 31, 2016	10.02	0.16	(f)	0.48	0.64	(0.21)	–	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Institutional Service Class Shares
Year Ended October 31, 2019	11.70	0.16		2.21	2.37	(0.15)	–	(0.15)	13.92
Year Ended October 31, 2018	13.48	0.13		(1.72)	(1.59)	(0.19)	–	(0.19)	11.70
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	–	–	–	13.48
Year Ended October 31, 2016	10.06	0.21	(f)	0.47	0.68	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Institutional Class Shares
Year Ended October 31, 2019	11.73	0.16		2.22	2.38	(0.14)	–	(0.14)	13.97
Year Ended October 31, 2018	13.50	0.14		(1.72)	(1.58)	(0.19)	–	(0.19)	11.73
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	–	–	–	13.50
Year Ended October 31, 2016	10.07	0.05	(f)	0.62	0.67	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)     Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2019, October 31, 2018 and October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

112	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (d)

20.15%		$ 798	1.55	%(e)	4.15	%(e)	0.96%		16.38%
(12.16%)		853	1.55	%(e)	3.15	%(e)	0.83%		69.85%
27.84%		1,041	1.55	%(e)	3.46	%(e)	1.01%		20.14%
6.86	%(f)	748	1.54	%(e)	1.70	%(e)	1.88	%(f)	39.84%
(12.94%)		815	1.51	%(e)	1.52	%(e)	1.21%		58.06%

19.37%		24	2.25	%(e)	4.97	%(e)	(0.10%)		16.38%
(12.85%)		62	2.26	%(e)	3.89	%(e)	–	(h)	69.85%
27.07%		267	2.26	%(e)	4.22	%(e)	0.28%		20.14%
5.90	%(f)	58	2.26	%(e)	2.44	%(e)	1.24	%(f)	39.84%
(13.42%)		280	2.26	%(e)	2.27	%(e)	0.66%		58.06%

19.87%		14	1.75	%(e)	4.35	%(e)	0.82%		16.38%
(12.31%)		12	1.76	%(e)	3.36	%(e)	0.58%		69.85%
27.56%		13	1.76	%(e)	3.67	%(e)	0.81%		20.14%
6.63	%(f)	10	1.76	%(e)	1.92	%(e)	1.68	%(f)	39.84%
(13.17%)		10	1.76	%(e)	1.77	%(e)	1.30%		58.06%

20.43%		1,768	1.35	%(e)	3.95	%(e)	1.20%		16.38%
(11.99%)		1,610	1.34	%(e)	2.94	%(e)	0.96%		69.85%
28.02%		2,036	1.33	%(e)	3.24	%(e)	0.65%		20.14%
7.08	%(f)	4,291	1.28	%(e)	1.44	%(e)	2.14	%(f)	39.84%
(12.73%)		4,017	1.29	%(e)	1.30	%(e)	1.54%		58.06%

20.54%		3,916	1.25	%(e)	3.97	%(e)	1.24%		16.38%
(11.88%)		5,223	1.26	%(e)	2.95	%(e)	1.02%		69.85%
28.21%		7,939	1.26	%(e)	3.24	%(e)	1.15%		20.14%
6.97	%(f)	9,558	1.26	%(e)	1.43	%(e)	0.57	%(f)	39.84%
(12.68%)		263,176	1.26	%(e)	1.27	%(e)	1.83%		58.06%

(f)   Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively.

(g)  Less than $0.005 per share.

(h)  Amount is less than 0.005%.

2019 Annual Report	113

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$19.86	$ 0.07	$ 5.72	$ 5.79	$ (0.04)	$ (0.04)	$ 25.61
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	(0.23)	19.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	(0.20)	22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	–	–	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	17.94
Class C Shares
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	24.52
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	(0.03)	19.12
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	–	–	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	17.26
Class R Shares
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	25.08
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	(0.17)	19.48
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	(0.15)	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	17.68
Institutional Service Class Shares
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	(0.10)	25.75
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	(0.29)	19.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	(0.23)	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	18.00
Institutional Class Shares
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	(0.08)	25.85
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	(0.29)	20.03
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	(0.25)	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	18.00

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

114	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

29.21%	$8,685	1.60	%(e)	3.19	%(e)	0.30%	115.09%
(10.76%)	5,978	1.95	%(e)	3.01	%(e)	0.27%	26.13%
23.15%	7,492	1.97	%(e)	3.04	%(e)	0.98%	23.58%
2.90%	7,301	1.95	%(e)	2.84	%(e)	1.10%	15.75%
(9.50%)	8,221	1.89	%(e)	2.48	%(e)	1.12%	10.48%

28.24%	839	2.38	%(e)	3.99	%(e)	(0.96%)	115.09%
(11.32%)	1,568	2.62	%(e)	3.81	%(e)	(0.42%)	26.13%
22.39%	2,437	2.62	%(e)	3.83	%(e)	0.14%	23.58%
2.20%	3,609	2.62	%(e)	3.60	%(e)	0.37%	15.75%
(10.18%)	4,711	2.62	%(e)	3.21	%(e)	0.95%	10.48%

28.75%	2,682	1.92	%(e)	3.52	%(e)	0.07%	115.09%
(11.07%)	1,664	2.27	%(e)	3.33	%(e)	0.18%	26.13%
22.77%	1,851	2.31	%(e)	3.38	%(e)	0.74%	23.58%
2.55%	1,378	2.28	%(e)	3.17	%(e)	0.95%	15.75%
(9.83%)	1,293	2.29	%(e)	2.88	%(e)	1.20%	10.48%

29.52%	543	1.40	%(e)	2.96	%(e)	0.45%	115.09%
(10.57%)	532	1.72	%(e)	2.78	%(e)	0.49%	26.13%
23.54%	620	1.71	%(e)	2.78	%(e)	1.12%	23.58%
3.06%	735	1.79	%(e)	2.68	%(e)	1.29%	15.75%
(9.30%)	825	1.63	%(e)	2.22	%(e)	1.53%	10.48%

29.59%	1,336	1.16	%(e)	2.97	%(e)	1.09%	115.09%
(10.46%)	299	1.62	%(e)	2.78	%(e)	0.21%	26.13%
23.62%	927	1.62	%(e)	2.78	%(e)	0.94%	23.58%
3.22%	1,575	1.62	%(e)	2.56	%(e)	1.47%	15.75%
(9.27%)	1,804	1.63	%(e)	2.22	%(e)	1.80%	10.48%

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)     Includes interest expense that amounts to less than 0.01%

2019 Annual Report	115

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period

Class A Shares
Year Ended October 31, 2019	$3.85	$0.23	(d)	$0.14	$ 0.37	$(0.23)	$ –		$ –	$(0.23)	$ –		$3.99
Year Ended October 31, 2018(e)	4.04	0.17	(d)	(0.13)	0.04	(0.23)	–		0.00 (f)	(0.23)	0.00	(f)	3.85
Year Ended October 31, 2017	3.49	0.22		0.56	0.78	(0.22)	–		(0.01)	(0.23)	0.00	(f)	4.04
Year Ended October 31, 2016	3.73	0.18		(0.19)	(0.01)	(0.21)	–		(0.02)	(0.23)	0.00	(f)	3.49
Year Ended October 31, 2015	3.83	0.24		(0.11)	0.13	(0.23)	(0.00	)(f)	–	(0.23)	0.00	(f)	3.73
Institutional Class Shares
Year Ended October 31, 2019	3.85	0.24	(d)	0.15	0.39	(0.24)	–		–	(0.24)	–		4.00
Year Ended October 31, 2018(e)	4.04	0.18	(d)	(0.13)	0.05	(0.24)	–		0.00 (f)	(0.24)	0.00	(f)	3.85
Year Ended October 31, 2017	3.49	0.22		0.57	0.79	(0.23)	–		(0.01)	(0.24)	0.00	(f)	4.04
Year Ended October 31, 2016	3.73	0.21		(0.21)	0.00	(0.22)	–		(0.02)	(0.24)	0.00	(f)	3.49
Year Ended October 31, 2015	3.83	0.25		(0.11)	0.14	(0.24)	(0.00	)(f)	–	(0.24)	0.00	(f)	3.73

(a)  Excludes sales charge.

(b)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

116	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund (concluded)

		Ratios/Supplemental Data

Total Return (a)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

10.02	%(h)	$ 4,399	1.50%		1.61%		6.00%	105.70%
0.79%		4,505	1.52	%(g)	1.60	%(g)	4.17%	66.16%
22.92%		3,379	1.54	%(g)	1.58	%(g)	6.14%	82.00%
(0.06%)		3,865	1.55	%(g)	1.56	%(g)	5.02%	88.00%
3.34%		4,010	1.52	%(g)	1.52	%(g)	5.95%	111.00%

10.60%		122,197	1.25%		1.33%		6.21%	105.70%
1.02%		135,262	1.28	%(g)	1.35	%(g)	4.44%	66.16%
23.22%		160,696	1.29	%(g)	1.33	%(g)	5.95%	82.00%
0.18%		151,200	1.30	%(g)	1.31	%(g)	6.13%	88.00%
3.59%		182,039	1.27	%(g)	1.27	%(g)	6.28%	111.00%

(e)  Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)   Less than $0.005 per share.

(g)  Includes interest expense that amounts to 0.03%, 0.04%, 0.01% and 0.03% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, October 31, 2016 and October 31, 2015, respectively.

(h) The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report	117

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 13.12	$0.07		$ 2.26	$ 2.33	$ (0.13)	$(0.02)	$ (0.15)	$15.30
Year Ended October 31, 2018	15.74	0.07		(2.53)	(2.46)	(0.16)	–	(0.16)	13.12
Year Ended October 31, 2017	13.53	0.10		2.22	2.32	(0.11)	–	(0.11)	15.74
Year Ended October 31, 2016	12.22	0.11		1.33	1.44	– (f)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11		(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Class C Shares
Year Ended October 31, 2019	12.97	–	(f)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Year Ended October 31, 2018	15.55	–	(f)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Year Ended October 31, 2017	13.35	0.02		2.21	2.23	(0.03)	–	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03		1.31	1.34	–	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02		(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Class R Shares
Year Ended October 31, 2019	13.00	0.07		2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Year Ended October 31, 2018	15.61	0.06		(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Year Ended October 31, 2017	13.43	0.08		2.19	2.27	(0.09)	–	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08		1.31	1.39	–	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06		(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Institutional Service Class Shares
Year Ended October 31, 2019	13.19	0.23		2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Year Ended October 31, 2018	15.78	0.14		(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Year Ended October 31, 2017	13.55	0.14		2.23	2.37	(0.14)	–	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14		1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18		(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Institutional Class Shares
Year Ended October 31, 2019	13.20	0.13		2.27	2.40	(0.19)	(0.02)	(0.21)	15.39
Year Ended October 31, 2018	15.81	0.15		(2.55)	(2.40)	(0.21)	–	(0.21)	13.20
Year Ended October 31, 2017	13.58	0.17		2.22	2.39	(0.16)	–	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16		1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16		(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24

(a)   Net investment income/(loss) is based on average shares outstanding during the period.

(b)   Excludes sales charge.

(c)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

118	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

17.89%		$ 134,382	1.59	%(e)	1.59	%(e)	0.46%	14.86%
(15.80%)		143,297	1.59	%(e)	1.59	%(e)	0.49%	20.39%
17.39%		208,084	1.56%		1.56%		0.70%	16.55%
12.04%		188,315	1.48	%(e)	1.49	%(e)	0.91%	9.19%
(14.28%)		192,039	1.44	%(e)	1.47	%(e)	0.81%	11.58%

17.26%		15,611	2.10	%(e)	2.20	%(e)	(0.03%)	14.86%
(16.20%)		15,886	2.10	%(e)	2.21	%(e)	– (g)	20.39%
16.75%		28,618	2.10%		2.28%		0.16%	16.55%
11.26%		25,054	2.10	%(e)	2.20	%(e)	0.28%	9.19%
(14.80%)		30,850	2.10	%(e)	2.13	%(e)	0.17%	11.58%

17.72%		108,487	1.75	%(e)	1.75	%(e)	0.48%	14.86%
(15.93%)		89,874	1.75	%(e)	1.75	%(e)	0.40%	20.39%
17.13%		79,767	1.78%		1.78%		0.55%	16.55%
11.65%		47,410	1.77	%(e)	1.78	%(e)	0.69%	9.19%
(14.59%)		33,881	1.83	%(e)	1.86	%(e)	0.46%	11.58%

18.38	%(h)	297,466	1.24	%(e)	1.24	%(e)	1.55%	14.86%
(15.48%)		118,917	1.16	%(e)	1.16	%(e)	0.89%	20.39%
17.75%		205,880	1.28%		1.28%		0.96%	16.55%
12.25%		333,964	1.28	%(e)	1.29	%(e)	1.13%	9.19%
(14.20%)		409,406	1.32	%(e)	1.35	%(e)	1.35%	11.58%

18.45%		4,420,838	1.10	%(e)	1.16	%(e)	0.91%	14.86%
(15.38%)		5,511,182	1.10	%(e)	1.14	%(e)	1.00%	20.39%
17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
12.41	%(h)	7,365,757	1.10	%(e)	1.14	%(e)	1.32%	9.19%
(13.98	%)(h)	6,963,195	1.10	%(e)	1.13	%(e)	1.15%	11.58%

(e) Includes interest expense that amounts to less than 0.01%.

(f)  Less than $0.005 per share.

(g) Amount is less than 0.005%.

(h) The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report	119

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2019	$ 6.85	$ 0.01	$ 1.09	$ 1.10	$(0.36)	$(0.36)	$ 7.59	17.62%
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	(2.31)	(2.31)	6.85	8.32%
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	(1.07)	(1.07)	8.52	9.69%
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	(1.30)	(1.30)	8.81	(1.68%)
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30	1.18%
Class C Shares
Year Ended October 31, 2019	2.17	(0.01)	0.28	0.27	(0.36)	(0.36)	2.08	17.22%
Year Ended October 31, 2018	4.22	(0.01)	0.27	0.26	(2.31)	(2.31)	2.17	7.45%
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	(1.07)	(1.07)	4.22	8.89%
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92	(2.35%)
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38	0.51%
Class R Shares
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	(0.36)	(0.36)	6.73	17.39%
Year Ended October 31, 2018	7.88	– (h)	0.56	0.56	(2.31)	(2.31)	6.13	7.89%
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	(1.07)	(1.07)	7.88	9.35%
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25	(2.01%)
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76	0.74%
Institutional Service Class Shares
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	(0.36)	(0.36)	7.92	17.96%
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	(2.31)	(2.31)	7.11	8.50%
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	(1.07)	(1.07)	8.75	9.96%
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00	(1.54%)
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48	1.16%
Institutional Class Shares
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	(0.36)	(0.36)	8.20	18.10%
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	(2.31)	(2.31)	7.34	8.69%
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	(1.07)	(1.07)	8.95	10.12%
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17	(1.40%)
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64	1.52%

(a) Net investment income/(loss) is based on average shares outstanding during the period.

(b) Excludes sales charge.

(c) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d) Indicates the dividend expense charged for the period to average net assets.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

120	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund (concluded)

	Ratios/Supplemental Data

Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Dividend Expense (d)(e)	Portfolio Turnover (f)

$ 8,481	1.25%		2.09	%(g)	0.20%	–	54.04%
7,466	1.32	%(g)	2.03	%(g)	0.34%	0.04%	112.97%
9,479	2.80	%(g)	3.22	%(g)	(1.39%)	1.18%	35.38%
11,397	3.04%		3.28%		(1.70%)	1.45%	36.34%
16,869	2.93	%(g)	3.12	%(g)	(1.21%)	1.36%	14.04%

4,734	1.90%		2.83	%(g)	(0.48%)	–	54.04%
1,345	1.97	%(g)	2.77	%(g)	(0.32%)	0.04%	112.97%
1,837	3.47	%(g)	4.09	%(g)	(2.05%)	1.21%	35.38%
3,430	3.69%		4.02%		(2.33%)	1.44%	36.34%
7,480	3.61	%(g)	3.80	%(g)	(1.90%)	1.35%	14.04%

1,924	1.55%		2.39	%(g)	(0.09%)	–	54.04%
1,895	1.69	%(g)	2.40	%(g)	(0.04%)	0.04%	112.97%
2,269	3.14	%(g)	3.56	%(g)	(1.72%)	1.18%	35.38%
2,633	3.34%		3.58%		(2.01%)	1.44%	36.34%
3,202	3.35	%(g)	3.54	%(g)	(1.65%)	1.34%	14.04%

480	1.05%		1.89	%(g)	0.45%	–	54.04%
679	1.07	%(g)	1.79	%(g)	0.55%	0.04%	112.97%
840	2.62	%(g)	3.04	%(g)	(1.21%)	1.17%	35.38%
693	2.85%		3.10%		(1.54%)	1.43%	36.34%
789	2.86	%(g)	3.05	%(g)	(1.13%)	1.35%	14.04%

4,580	0.90%		1.89	%(g)	0.58%	–	54.04%
5,583	0.98	%(g)	1.83	%(g)	0.63%	0.06%	112.97%
12,413	2.56	%(g)	3.07	%(g)	(1.13%)	1.30%	35.38%
52,527	2.71%		3.01%		(1.36%)	1.46%	36.34%
92,887	2.61	%(g)	2.80	%(g)	(0.89%)	1.36%	14.04%

(e) Dividend expense ratio includes broker related expenses for securities sold short.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g) Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2018 and October 31, 2015. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.

(h) Less than $0.005 per share.

2019 Annual Report	121

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 12.75	$0.08		$ 1.08	$ 1.16	$(0.09)	$(0.95)	$(1.04)	$12.87
Year Ended October 31, 2018	14.66	0.09		(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Year Ended October 31, 2017	12.35	0.10		2.30	2.40	(0.09)	–	(0.09)	14.66
Year Ended October 31, 2016	12.15	0.10		0.13	0.23	(0.03)	–	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17		(1.66)	(1.49)	(0.19)	–	(0.19)	12.15
Class C Shares
Year Ended October 31, 2019	11.93	0.01		0.99	1.00	–	(0.95)	(0.95)	11.98
Year Ended October 31, 2018	13.78	–	(f)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Year Ended October 31, 2017	11.65	0.01		2.18	2.19	(0.06)	–	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02		0.12	0.14	(0.01)	–	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06		(1.55)	(1.49)	(0.12)	–	(0.12)	11.52
Class R Shares
Year Ended October 31, 2019	12.15	0.03		1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Year Ended October 31, 2018	14.04	0.03		(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Year Ended October 31, 2017	11.88	0.04		2.22	2.26	(0.10)	–	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08		0.11	0.19	(0.02)	–	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12		(1.59)	(1.47)	(0.16)	–	(0.16)	11.71
Institutional Service Class Shares
Year Ended October 31, 2019	12.94	0.11		1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Year Ended October 31, 2018	14.87	0.13		(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Year Ended October 31, 2017	12.53	0.13		2.34	2.47	(0.13)	–	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14		0.13	0.27	(0.04)	–	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31		(1.78)	(1.47)	(0.09)	–	(0.09)	12.30
Institutional Class Shares
Year Ended October 31, 2019	12.77	0.13		1.06	1.19	(0.13)	(0.95)	(1.08)	12.88
Year Ended October 31, 2018	14.69	0.14		(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77
Year Ended October 31, 2017	12.40	0.16		2.26	2.42	(0.13)	–	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14		0.14	0.28	(0.04)	–	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14		(1.59)	(1.45)	(0.23)	–	(0.23)	12.16

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

122	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

10.40	%(g)	$ 26,719	1.53	%(e)	2.07	%(e)	0.66%	32.68%
(4.97%)		27,530	1.53%		1.92%		0.67%	22.06%
19.58%		34,296	1.56	%(e)	1.68	%(e)	0.71%	24.98%
1.93%		48,350	1.56	%(e)	1.63	%(e)	0.82%	21.59%
(10.85%)		58,730	1.55	%(e)	1.61	%(e)	1.33%	31.45%

9.62%		638	2.19	%(e)	2.95	%(e)	0.05%	32.68%
(5.53%)		1,713	2.19%		2.77%		0.02%	22.06%
18.85%		2,181	2.19	%(e)	2.51	%(e)	0.06%	24.98%
1.24%		1,495	2.19	%(e)	2.36	%(e)	0.20%	21.59%
(11.43%)		1,729	2.20	%(e)	2.26	%(e)	0.45%	31.45%

9.83%		1,554	1.94	%(e)	2.48	%(e)	0.26%	32.68%
(5.27%)		2,120	1.94%		2.33%		0.26%	22.06%
19.15%		3,107	1.90	%(e)	2.02	%(e)	0.31%	24.98%
1.64%		1,348	1.84	%(e)	1.91	%(e)	0.66%	21.59%
(11.13%)		1,457	1.88	%(e)	1.94	%(e)	0.96%	31.45%

10.56%		265	1.29	%(e)	1.83	%(e)	0.88%	32.68%
(4.65%)		460	1.26%		1.65%		0.94%	22.06%
19.97%		570	1.29	%(e)	1.41	%(e)	0.94%	24.98%
2.26%		1	1.19	%(e)	1.26	%(e)	1.17%	21.59%
(10.60%)		1	1.26	%(e)	1.33	%(e)	2.29%	31.45%

10.71%		1,390	1.19	%(e)	1.77	%(e)	1.01%	32.68%
(4.63%)		2,104	1.19%		1.62%		1.01%	22.06%
19.75%		2,699	1.19	%(e)	1.32	%(e)	1.21%	24.98%
2.36%		36,167	1.19	%(e)	1.27	%(e)	1.19%	21.59%
(10.55%)		30,678	1.19	%(e)	1.25	%(e)	1.08%	31.45%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report	123

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 18.82	$ 0.30	(d)	$ 3.48	$ 3.78	$ (0.64)	$ (0.03)	$ –	$ (0.67)	$ –		$ 21.93
Year Ended October 31, 2018(e)	20.65	0.46	(d)	(1.54)	(1.08)	(0.71)	(0.04)	–	(0.75)	0.00	(f)	18.82
Year Ended October 31, 2017	17.55	0.66		3.15	3.81	(0.71)	–	–	(0.71)	0.00	(f)	20.65
Year Ended October 31, 2016	17.63	0.76		(0.12)	0.64	(0.72)	–	–	(0.72)	0.00	(f)	17.55
Year Ended October 31, 2015	20.11	0.61		(2.21)	(1.60)	(0.63)	(0.21)	(0.04)	(0.88)	0.00	(f)	17.63
Institutional Class Shares
Year Ended October 31, 2019	18.85	0.34	(d)	3.50	3.84	(0.69)	(0.03)	–	(0.72)	–		21.97
Year Ended October 31, 2018(e)	20.68	0.54	(d)	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	0.00	(f)	18.85
Year Ended October 31, 2017	17.58	0.70		3.16	3.86	(0.76)	–	–	(0.76)	0.00	(f)	20.68
Year Ended October 31, 2016	17.66	0.81		(0.13)	0.68	(0.76)	–	–	(0.76)	0.00	(f)	17.58
Year Ended October 31, 2015	20.14	0.71		(2.25)	(1.54)	(0.71)	(0.19)	(0.04)	(0.94)	0.00	(f)	17.66

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

124	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

20.41%	$ 12,776	1.45%		1.59%		1.46%	31.62%
(5.39%)	12,310	1.45%		1.58%		2.29%	48.54%
22.13%	20,132	1.46	%(g)	1.58	%(g)	3.48%	77.00%
3.75%	16,105	1.46	%(g)	1.54	%(g)	4.34%	58.00%
(8.15%)	21,822	1.50	%(g)	1.52	%(g)	3.47%	116.00%

20.73%	87,441	1.20%		1.31%		1.68%	31.62%
(5.13%)	95,025	1.20%		1.32	%(g)	2.70%	48.54%
22.39%	115,567	1.21	%(g)	1.33	%(g)	3.56%	77.00%
4.01%	134,220	1.21	%(g)	1.29	%(g)	4.56%	58.00%
(7.90%)	207,034	1.26	%(g)	1.28	%(g)	3.60%	116.00%

(e)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016 and October 31, 2015.

2019 Annual Report	125

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Income Builder Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$16.84	$0.42	(d)	$ 1.13	$ 1.55	$(0.45)	$ (1.08)	$ (1.53)	$ –		$16.86
Year Ended October 31, 2018(e)	17.16	0.27	(d)	0.43	0.70	(0.55)	(0.47)	(1.02)	–		16.84
Year Ended October 31, 2017	14.70	0.55		2.43	2.98	(0.52)	–	(0.52)	0.00	(f)	17.16
Year Ended October 31, 2016	15.05	0.68		(0.44)	0.24	(0.49)	(0.10)	(0.59)	0.00	(f)	14.70
Year Ended October 31, 2015	15.88	0.43		(0.10)	0.33	(0.47)	(0.69)	(1.16)	–		15.05
Institutional Class Shares
Year Ended October 31, 2019	16.84	0.46	(d)	1.12	1.58	(0.49)	(1.08)	(1.57)	–		16.85
Year Ended October 31, 2018(e)	17.16	0.32	(d)	0.43	0.75	(0.60)	(0.47)	(1.07)	–		16.84
Year Ended October 31, 2017	14.70	0.57		2.45	3.02	(0.56)	–	(0.56)	0.00	(f)	17.16
Year Ended October 31, 2016	15.05	0.63		(0.35)	0.28	(0.53)	(0.10)	(0.63)	0.00	(f)	14.70
Year Ended October 31, 2015	15.88	0.38		(0.02)	0.36	(0.50)	(0.69)	(1.19)	–		15.05

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

126	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Income Builder Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

10.45%	$ 1,280	1.43%		1.53%		2.57%	43.98%
4.04%	1,207	1.46%		1.48%		1.59%	88.50%
20.50%	1,342	1.44	%(g)	1.44	%(g)	3.37%	69.00%
1.59%	1,270	1.41	%(g)	1.41	%(g)	4.46%	93.00%
1.93%	2,358	1.60	%(g)	2.18	%(g)	2.65%	97.00%

10.68%	90,273	1.18%		1.22%		2.83%	43.98%
4.38%	95,976	1.20%		1.21%		1.84%	88.50%
20.75%	98,672	1.19	%(g)	1.19	%(g)	3.59%	69.00%
1.86%	84,271	1.18	%(g)	1.18	%(g)	4.24%	93.00%
2.16%	90,126	1.35	%(g)	1.93	%(g)	2.14%	97.00%

(e)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(f)	Less than $0.005 per share.
(g)

Includes interest expense that amounts to 0.01%, for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016, and October 31, 2015. Includes interest expense that amounts to less than 0.01%, for Class A and Institutional Class for the year ended October 31, 2014.

2019 Annual Report	127

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$13.28	$ 0.12	$ 1.57	$ 1.69	$ (0.29)	$ (0.29)	$14.68
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	(0.13)	13.28
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Class C Shares
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	(0.19)	13.76
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	(0.03)	12.44
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Class R Shares
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	(0.26)	13.97
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	(0.10)	12.65
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Institutional Service Class Shares
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	(0.35)	15.00
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	(0.19)	13.58
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Institutional Class Shares
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	(0.35)	15.06
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	(0.19)	13.63
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

128	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)

13.13%		$ 24,719	1.52	%(e)	1.52	%(e)	0.89%		28.30%
(10.93%)		24,957	1.38%		1.38%		0.99%		20.75%
20.05%		39,619	1.39%		1.39%		1.09%		13.11%
1.76%		47,736	1.39	%(f)	1.39	%(f)	1.49%		27.99%
(14.02%)		91,902	1.32	%(f)(g)	1.35	%(f)	1.65	%(g)	14.52%

12.43	%(h)	4,330	2.12	%(e)	2.24	%(e)	0.21%		28.30%
(11.54%)		8,074	2.10%		2.10%		0.27%		20.75%
19.27%		12,375	2.10%		2.18%		0.35%		13.11%
0.97%		14,400	2.10	%(f)	2.12	%(f)	0.70%		27.99%
(14.61%)		22,999	2.01	%(f)(g)	2.04	%(f)	0.97	%(g)	14.52%

12.80%		3,992	1.79	%(e)	1.79	%(e)	0.58%		28.30%
(11.14%)		5,041	1.64%		1.64%		0.74%		20.75%
19.70%		7,335	1.70%		1.70%		0.75%		13.11%
1.42%		7,647	1.67	%(f)	1.67	%(f)	1.08%		27.99%
(14.32%)		14,095	1.62	%(f)(g)	1.65	%(f)	1.34	%(g)	14.52%

13.49	%(h)	85,934	1.16	%(e)	1.16	%(e)	1.23%		28.30%
(10.58%)		84,902	1.06%		1.06%		1.31%		20.75%
20.46%		106,424	1.08%		1.08%		1.35%		13.11%
2.01%		101,655	1.14	%(f)	1.14	%(f)	1.62%		27.99%
(13.97%)		156,489	1.15	%(f)(g)	1.18	%(f)	1.89	%(g)	14.52%

13.55	%(h)	99,475	1.12	%(e)	1.13	%(e)	1.21%		28.30%
(10.56%)		272,152	1.02%		1.02%		1.37%		20.75%
20.47%		367,341	1.02%		1.02%		1.43%		13.11%
2.14%		286,659	1.04	%(f)	1.04	%(f)	1.75%		27.99%
(13.80%)		332,542	1.01	%(f)(g)	1.04	%(f)	2.04	%(g)	14.52%

(e)	Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Includes 0.03% reimbursement from Aberdeen relating to certain transfer agent expenses paid by the Fund that are not attributable to the Fund.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report	129

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Year Ended October 31, 2019	$ 29.23	$ 0.23	$ 3.03	$ 3.26	$ (0.65)	$ (3.73)	$ (4.38)	$ 28.11
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Class C Shares
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	–	(0.08)	(0.08)	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	25.04
Class R Shares
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	25.81
Institutional Service Class Shares
Year Ended October 31, 2019	29.43	0.27	3.09	3.36	(0.73)	(3.73)	(4.46)	28.33
Year Ended October 31, 2018	31.54	0.40	(1.45)	(1.05)	(0.20)	(0.86)	(1.06)	29.43
Year Ended October 31, 2017	26.00	0.14	5.53	5.67	(0.05)	(0.08)	(0.13)	31.54
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Institutional Class Shares
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	26.87

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

130	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

					Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

13.93%		$ 75,754	1.49	%(e)	1.82	%(e)	0.86%	35.37%
(3.68%)		49,391	1.53	%(e)	1.88	%(e)	1.48%	18.07%
21.79%		59,477	1.63	%(e)	2.07	%(e)	0.40%	20.60%
7.53	%(f)	51,530	1.63	%(e)	2.09	%(e)	0.53%	36.40%
(2.39	%)(f)	53,726	1.61	%(e)	1.84	%(e)	1.70%	12.11%

13.21%		829	2.15	%(e)	2.59	%(e)	(0.17%)	35.37%
(4.31%)		565	2.22	%(e)	2.65	%(e)	0.69%	18.07%
20.94%		1,591	2.30	%(e)	2.84	%(e)	(0.17%)	20.60%
6.85%		1,175	2.30	%(e)	2.86	%(e)	(0.20%)	36.40%
(3.10%)		1,404	2.30	%(e)	2.53	%(e)	1.03%	12.11%

13.62%		1,945	1.80	%(e)	2.13	%(e)	0.47%	35.37%
(3.98%)		2,309	1.84	%(e)	2.19	%(e)	1.02%	18.07%
21.34%		1,707	1.99	%(e)	2.43	%(e)	0.14%	20.60%
7.20	%(f)	947	1.95	%(e)	2.41	%(e)	0.20%	36.40%
(2.74	%)(f)	623	1.91	%(e)	2.14	%(e)	1.38%	12.11%

14.24	%(g)	42	1.26	%(e)	1.59	%(e)	1.01%	35.37%
(3.50%)		38	1.28	%(e)	1.63	%(e)	1.27%	18.07%
21.93%		51	1.52	%(e)	1.96	%(e)	0.52%	20.60%
7.65%		64	1.52	%(e)	1.98	%(e)	0.24%	36.40%
(2.38%)		1,359	1.55	%(e)	1.78	%(e)	1.71%	12.11%

14.39%		35,248	1.15	%(e)	1.57	%(e)	1.01%	35.37%
(3.34%)		12,418	1.20	%(e)	1.61	%(e)	1.84%	18.07%
22.14%		17,141	1.30	%(e)	1.79	%(e)	0.69%	20.60%
7.92%		19,840	1.30	%(e)	1.79	%(e)	0.71%	36.40%
(2.16%)		48,927	1.30	%(e)	1.53	%(e)	1.27%	12.11%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report	131

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Year Ended October 31, 2019	$ 10.37	$ 0.04	$ 1.39	$ 1.43	$ (0.03)	$ (0.09)	$ (0.12)	$ 11.68
Year Ended October 31, 2018	12.15	0.04	(1.65)	(1.61)	(0.03)	(0.14)	(0.17)	10.37
Year Ended October 31, 2017	11.02	0.03	1.23	1.26	(0.03)	(0.10)	(0.13)	12.15
Year Ended October 31, 2016(g)	10.00	0.06	0.97	1.03	(0.01)	–	(0.01)	11.02
Class C Shares
Year Ended October 31, 2019	10.21	(0.02)	1.36	1.34	–	(0.09)	(0.09)	11.46
Year Ended October 31, 2018	12.02	(0.05)	(1.62)	(1.67)	–	(0.14)	(0.14)	10.21
Year Ended October 31, 2017	10.95	(0.05)	1.22	1.17	–	(0.10)	(0.10)	12.02
Year Ended October 31, 2016(g)	10.00	(0.02)	0.97	0.95	– (h)	–	– (h)	10.95
Class R Shares
Year Ended October 31, 2019	10.36	0.03	1.39	1.42	(0.01)	(0.09)	(0.10)	11.68
Year Ended October 31, 2018	12.13	0.01	(1.64)	(1.63)	–	(0.14)	(0.14)	10.36
Year Ended October 31, 2017	11.00	– (h)	1.23	1.23	–	(0.10)	(0.10)	12.13
Year Ended October 31, 2016(g)	10.00	0.03	0.97	1.00	– (h)	–	– (h)	11.00
Institutional Service Class Shares
Year Ended October 31, 2019	10.43	0.08	1.40	1.48	(0.07)	(0.09)	(0.16)	11.75
Year Ended October 31, 2018	12.19	0.07	(1.65)	(1.58)	(0.04)	(0.14)	(0.18)	10.43
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04
Institutional Class Shares
Year Ended October 31, 2019	10.43	0.08	1.40	1.48	(0.07)	(0.09)	(0.16)	11.75
Year Ended October 31, 2018	12.19	0.07	(1.65)	(1.58)	(0.04)	(0.14)	(0.18)	10.43
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

132	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund (concluded)

				Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

14.04	%(i)	$ 462	1.36%	11.45%	0.38%	46.89%
(13.46%)		346	1.34%	10.04%	0.33%	29.77%
11.58%		278	1.30%	11.96%	0.31%	19.81%
10.27%		22	1.25%	19.03%	0.67%	8.21%

13.26%		12	2.00%	12.09%	(0.24%)	46.89%
(14.07%)		10	2.00%	10.70%	(0.43%)	29.77%
10.81%		12	2.00%	12.66%	(0.48%)	19.81%
9.50%		11	2.00%	19.78%	(0.22%)	8.21%

13.81%		12	1.50%	11.60%	0.26%	46.89%
(13.61%)		11	1.50%	10.20%	0.07%	29.77%
11.31%		12	1.50%	12.16%	0.02%	19.81%
10.05%		11	1.50%	19.28%	0.28%	8.21%

14.41%		12	1.00%	11.09%	0.77%	46.89%
(13.16%)		11	1.01%	9.71%	0.56%	29.77%
11.89%		12	1.00%	11.66%	0.52%	19.81%
10.50%		11	1.00%	18.78%	0.78%	8.21%

14.42%		1,179	1.00%	11.09%	0.77%	46.89%
(13.16%)		1,031	1.00%	9.70%	0.57%	29.77%
11.88%		1,187	1.00%	11.66%	0.52%	19.81%
10.50%		1,061	1.00%	18.78%	0.79%	8.21%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report	133

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 12.19	$ (0.01)	$ 2.02	$ 2.01	$ (0.01)	$ (0.53)	$ (0.54)	$13.66
Year Ended October 31, 2018	13.35	(0.01)	0.06	0.05	(0.01)	(1.20)	(1.21)	12.19
Year Ended October 31, 2017	10.95	– (g)	2.63	2.63	(0.02)	(0.21)	(0.23)	13.35
Year Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	–	–	–	10.95
Class C Shares
Year Ended October 31, 2019	11.96	(0.10)	1.97	1.87	–	(0.53)	(0.53)	13.30
Year Ended October 31, 2018	13.21	(0.11)	0.06	(0.05)	–	(1.20)	(1.20)	11.96
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	–	(0.21)	(0.21)	13.21
Year Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	–	–	–	10.89
Class R Shares
Year Ended October 31, 2019	12.12	(0.04)	2.00	1.96	– (g)	(0.53)	(0.53)	13.55
Year Ended October 31, 2018	13.31	(0.04)	0.05	0.01	–	(1.20)	(1.20)	12.12
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Year Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	–	–	–	10.93
Institutional Service Class Shares
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97
Institutional Class Shares
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

134	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

17.76%	$ 109	1.25%	10.30%	(0.09%)	50.20%
(0.09%)	91	1.25%	10.22%	(0.08%)	25.45%
24.41%	46	1.25%	12.12%	(0.01%)	42.92%
9.50%	12	1.25%	15.77%	0.09%	18.10%

16.87%	16	2.00%	11.05%	(0.84%)	50.20%
(0.87%)	13	2.00%	10.97%	(0.84%)	25.45%
23.57%	13	2.00%	12.87%	(0.75%)	42.92%
8.90%	11	2.00%	16.52%	(0.67%)	18.10%

17.46%	16	1.50%	10.55%	(0.34%)	50.20%
(0.38%)	14	1.50%	10.47%	(0.34%)	25.45%
24.14%	14	1.50%	12.37%	(0.25%)	42.92%
9.30%	11	1.50%	16.02%	(0.17%)	18.10%

18.10%	50	1.00%	10.05%	0.15%	50.20%
0.12%	43	1.00%	9.97%	0.19%	25.45%
24.70%	14	1.00%	11.87%	0.25%	42.92%
9.70%	11	1.00%	15.52%	0.33%	18.10%

18.10%	1,609	1.00%	10.05%	0.16%	50.20%
0.12%	1,353	1.00%	9.97%	0.16%	25.45%
24.70%	1,338	1.00%	11.87%	0.25%	42.92%
9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

2019 Annual Report	135

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 12.53	$ 0.01	$ 1.79	$ 1.80		$ (0.02)	$ (1.36)	$ (1.38)	$ 12.95
Year Ended October 31, 2018	13.05	0.02	0.83	0.85		(0.04)	(1.33)	(1.37)	12.53
Year Ended October 31, 2017	12.13	0.04	2.34	2.38		(0.02)	(1.44)	(1.46)	13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Class C Shares
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43		–	(1.36)	(1.36)	10.94
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67		–	(1.33)	(1.33)	10.87
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04		–	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		–	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(f)	(0.04)	(0.85)	(0.89)	11.40
Class R Shares
Year Ended October 31, 2019	11.70	(0.02)	1.64	1.62		–	(1.36)	(1.36)	11.96
Year Ended October 31, 2018	12.29	(0.03)	0.77	0.74		–	(1.33)	(1.33)	11.70
Year Ended October 31, 2017	11.53	(0.01)	2.21	2.20		–	(1.44)	(1.44)	12.29
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Institutional Service Class Shares
Year Ended October 31, 2019	13.33	0.04	1.92	1.96		(0.05)	(1.36)	(1.41)	13.88
Year Ended October 31, 2018	13.79	0.05	0.88	0.93		(0.06)	(1.33)	(1.39)	13.33
Year Ended October 31, 2017	12.74	0.06	2.46	2.52		(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Institutional Class Shares
Year Ended October 31, 2019	13.37	0.04	1.93	1.97		(0.05)	(1.36)	(1.41)	13.93
Year Ended October 31, 2018	13.82	0.06	0.89	0.95		(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54		(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

136	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

17.60%	$ 247,926	1.19%		1.27%		0.06%	47.13%
6.63%	233,717	1.19	%(e)	1.25	%(e)	0.14%	38.68%
21.13%	242,085	1.19	%(e)	1.26	%(e)	0.29%	33.79%
2.25%	225,723	1.19	%(e)	1.28	%(e)	0.21%	63.11%
0.50%	247,549	1.17	%(e)	1.25	%(e)	0.87%	16.92%

16.75%	1,428	1.90%		2.11%		(0.58%)	47.13%
5.88%	2,963	1.90	%(e)	2.07	%(e)	(0.56%)	38.68%
20.26%	3,544	1.90	%(e)	2.09	%(e)	(0.40%)	33.79%
1.56%	5,883	1.90	%(e)	2.08	%(e)	(0.50%)	63.11%
(0.27%)	7,134	1.90	%(e)	1.98	%(e)	0.15%	16.92%

17.24%	14	1.59%		1.67%		(0.23%)	47.13%
6.10%	128	1.60	%(e)	1.66	%(e)	(0.27%)	38.68%
20.64%	159	1.58	%(e)	1.65	%(e)	(0.05%)	33.79%
1.95%	266	1.51	%(e)	1.60	%(e)	(0.12%)	63.11%
0.23%	458	1.40	%(e)	1.48	%(e)	0.62%	16.92%

17.84%	113,600	0.97%		1.05%		0.29%	47.13%
6.90%	106,337	0.97	%(e)	1.03	%(e)	0.36%	38.68%
21.33%	109,418	0.98	%(e)	1.05	%(e)	0.49%	33.79%
2.52%	101,549	1.00	%(e)	1.09	%(e)	0.40%	63.11%
0.59%	109,288	0.99	%(e)	1.07	%(e)	1.06%	16.92%

17.90%	8,839	0.90%		1.03%		0.34%	47.13%
6.99%	6,801	0.90	%(e)	1.01	%(e)	0.43%	38.68%
21.45%	6,507	0.90	%(e)	1.01	%(e)	0.59%	33.79%
2.63%	6,742	0.90	%(e)	1.02	%(e)	0.50%	63.11%
0.68%	7,059	0.90	%(e)	0.98	%(e)	1.13%	16.92%

(e)     Includes interest expense that amounts to less than 0.01%.

(f)        Less than $0.005 per share.

2019 Annual Report	137

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 35.39	$ (0.10)	$ 1.78	$ 1.68	$ – (e)	$ (3.88)	$ (3.88)	$ 33.19
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	–	–	–	35.39
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	–	–	–	35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	–	–	–	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	–	–	–	26.62
Class C Shares
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	–	–	–	30.53
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	–	–	–	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	–	–	–	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	–	–	–	23.46
Class R Shares
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	–	–	–	32.64
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	–	–	–	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	–	–	–	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	–	–	–	24.78
Institutional Service Class Shares
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	–	–	–	37.39
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	–	–	–	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	–	–	–	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	–	–	–	27.90
Institutional Class Shares
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	–	–	–	37.37
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	–	–	–	37.49
Year Ended October 31, 2016	27.87	– (e)	2.27	2.27	–	–	–	30.14
Year Ended October 31, 2015	24.93	– (e)	2.94	2.94	–	–	–	27.87

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

138	2019 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

7.15%		$ 159,391	1.41	%(f)	1.41	%(f)	(0.33%)	55.00%
(0.62%)		224,804	1.35	%(f)	1.35	%(f)	(0.23%)	38.28%
24.03%		316,766	1.38%		1.38%		(0.33%)	42.71%
7.85%		259,556	1.46%		1.39%		(0.33%)	32.20%
11.38%		75,005	1.46%		1.53%		(0.33%)	29.43%

6.41%		48,382	2.10	%(f)	2.10	%(f)	(0.99%)	55.00%
(1.33%)		75,913	2.06	%(f)	2.06	%(f)	(0.95%)	38.28%
23.17%		95,913	2.10%		2.10%		(1.05%)	42.71%
7.08%		78,109	2.15%		2.12%		(0.96%)	32.20%
10.66%		35,665	2.15%		2.22%		(1.02%)	29.43%

6.78%		5,272	1.75	%(f)	1.75	%(f)	(0.65%)	55.00%
(1.00%)		8,430	1.72	%(f)	1.72	%(f)	(0.55%)	38.28%
23.62	%(g)	20,595	1.72%		1.72%		(0.67%)	42.71%
7.63	%(g)	13,722	1.68%		1.65%		(0.49%)	32.20%
11.12%		4,601	1.71%		1.78%		(0.59%)	29.43%

7.44%		40,476	1.12	%(f)	1.12	%(f)	(0.04%)	55.00%
(0.32%)		50,163	1.08	%(f)	1.08	%(f)	0.03%	38.28%
24.33	%(g)	61,897	1.13%		1.13%		(0.08%)	42.71%
8.14%		47,421	1.14%		1.13%		(0.06%)	32.20%
11.78%		9,101	1.18%		1.25%		(6.38%)	29.43%

7.48%		607,103	1.11	%(f)	1.11	%(f)	0.03%	55.00%
(0.32%)		1,263,907	1.07	%(f)	1.07	%(f)	0.04%	38.28%
24.39%		1,467,787	1.10%		1.10%		(0.06%)	42.71%
8.15	%(g)	746,112	1.14%		1.12%		0.01%	32.20%
11.79%		235,400	1.15%		1.22%		0.02%	29.43%

(e)     Less than $0.005 per share.

(f)        Includes interest expense that amounts to less than 0.01%.

(g)    The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report	139

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2019, the Trust operated twenty four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) funds listed below (each a “Fund”; collectively, the “Funds”):

– Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)

– Aberdeen China A Share Equity Fund (“China A Share Equity Fund”) (formerly, the Aberdeen China Opportunities Fund)

– Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)

– Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)

– Aberdeen Focused U.S. Equity Fund (“Focused U.S. Equity Fund”)

– Aberdeen Global Equity Fund (“Global Equity Fund”)

– Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)

– Aberdeen Income Builder Fund (“Income Builder Fund”)

– Aberdeen International Equity Fund (“International Equity Fund”)

– Aberdeen International Small Cap Fund (“International Small Cap Fund”)

– Aberdeen Japanese Equities Fund (“Japanese Equities Fund”)

– Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)

– Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”)

– Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial

140	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current-day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Standard Investments Inc. (“Aberdeen”, the “Adviser” or “ASII”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

• Level 1 – quoted prices in active markets for identical investments;

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

• Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2019 Annual Report	141

Notes to Financial Statements (continued)

October 31, 2019

The following is a summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

		LEVEL 2 – Other	LEVEL 3 – Significant
	LEVEL 1 – Quoted	Significant Observable	Unobservable
Investments, at Value	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	447,377	5,833,120	–	6,280,497
Preferred Stocks	–	390,940	–	390,940
Short-Term Investment	26,437	–	–	26,437

	473,814	6,224,060	–	6,697,874

China A Share Equity Fund
Investments in Securities
Common Stocks	14,692	12,566,674	–	12,581,366
Exchange-Traded Funds	726,553	–	–	726,553
Short-Term Investment	737,693	–	–	737,693

	1,478,938	12,566,674	–	14,045,612

Dynamic Dividend Fund
Investments in Securities
Common Stocks	75,845,453	47,691,396	–	123,536,849
Preferred Stocks	–	1,545,316	–	1,545,316
Short-Term Investment	557,873	–	–	557,873
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(36,584)	–	(36,584)

	76,403,326	49,200,128	–	125,603,454

Emerging Markets Fund
Investments in Securities
Common Stocks	1,219,491,338	3,223,050,653	–	4,442,541,991
Preferred Stocks	265,611,599	293,235,786	–	558,847,385
Short-Term Investment	40,886,606	–	–	40,886,606

	1,525,989,543	3,516,286,439	–	5,042,275,982

Focused U.S. Equity Fund
Investments in Securities
Common Stocks	20,005,500	–	–	20,005,500
Short-Term Investment	229,552	–	–	229,552

	20,235,052	–	–	20,235,052

142	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

		LEVEL 2 – Other	LEVEL 3 – Significant
	LEVEL 1 – Quoted	Significant Observable	Unobservable
Investments, at Value	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

Global Equity Fund
Investments in Securities
Common Stocks	14,301,469	14,351,764	–	28,653,233
Preferred Stocks	1,259,587	–	–	1,259,587
Short-Term Investment	656,052	–	–	656,052

	16,217,108	14,351,764	–	30,568,872

Global Infrastructure Fund
Investments in Securities
Common Stocks	57,486,092	39,839,149	–	97,325,241
Short-Term Investment	2,807,451	–	–	2,807,451
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(2,472)	–	(2,472)

	60,293,543	39,836,677	–	100,130,220

Income Builder Fund
Investments in Securities
Common Stocks	41,607,187	–	–	41,607,187
Corporate Bonds	–	45,050,938	–	45,050,938
Short-Term Investment	4,296,583	–	–	4,296,583

	45,903,770	45,050,938	–	90,954,708

International Equity Fund
Investments in Securities
Common Stocks	18,618,704	183,004,696	–	201,623,400
Preferred Stocks	9,558,051	–	–	9,558,051
Short-Term Investment	7,322,517	–	–	7,322,517

	35,499,272	183,004,696	–	218,503,968

International Small Cap Fund
Investments in Securities
Common Stocks	29,449,860	78,199,217	–	107,649,077
Short-Term Investment	6,519,961	–	–	6,519,961

	35,969,821	78,199,217	–	114,169,038

Japanese Equities Fund
Investments in Securities
Common Stocks	–	1,656,963	–	1,656,963
Short-Term Investment	8,078	–	–	8,078

	8,078	1,656,963	–	1,665,041

2019 Annual Report	143

Notes to Financial Statements (continued)

October 31, 2019

		LEVEL 2 – Other	LEVEL 3 – Significant
	LEVEL 1 – Quoted	Significant Observable	Unobservable
Investments, at Value	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,735,568	–	–	1,735,568
Short-Term Investment	89,720	–	–	89,720

	1,825,288	–	–	1,825,288

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	362,641,566	–	–	362,641,566
Short-Term Investment	9,488,179	–	–	9,488,179

	372,129,745	–	–	372,129,745

U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	836,681,551	–	–	836,681,551
Short-Term Investment	23,991,912	–	–	23,991,912

	860,673,463	–	–	860,673,463

For the fiscal year ended October 31, 2019, there were no significant changes to the fair valuation methodologies.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.            Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.             Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

144	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2019:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2019:

Asset Derivatives
Funds	Total Value at October 31, 2019	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$–	$–	$–	$–	$–	$–
Aberdeen Global Infrastructure Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

2019 Annual Report	145

Notes to Financial Statements (continued)

October 31, 2019

			Liabilities Derivatives
Funds	Total Value at October 31, 2019	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$36,584	$–	$–	$–	$36,584	$–
Aberdeen Global Infrastructure Fund	2,472	–	–	–	2,472	–

Amounts listed as “–” are $0 or round to $0.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Dynamic Dividend Fund
Forward foreign currency(2) State Street Bank and Trust	$–	$–	$–	$–	$36,584	$–	$–	$36,584

1.     In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.     Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.     Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Infrastructure Fund
Forward foreign currency(2) HSBC Bank plc	$–	$–	$–	$–	$2,472	$–	$–	$2,472

1.     In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.     Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.     Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2019:

Derivative Instrument Risk Type	Location on the Statement of Operations

Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts/ Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

146	2019 Annual Report

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October 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2019:

			Realized Gain or (Loss) on Derivatives
			Recognized in the Statement of Operations
		Credit Default	Interest Rate Swaps	Forward Foreign Exchange Contracts (Foreign	Futures Contracts	Interest Rate Swaps
		Swaps	(Interest Rate	Exchange	(Interest Rate	(Interest Rate
Funds	Total	(Credit Risk)	Risk)	Risk)	Risk)	Risk)
Aberdeen Dynamic Dividend Fund	$189,980	$–	$–	$ 189,980	$–	$–
Aberdeen Global Infrastructure Fund	172,145	–	–	172,145	–	–

		Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$ (85,349)	$–	$ (85,349)	$–
Aberdeen Global Infrastructure Fund	(183,117)	–	(183,117)	–

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2019. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2019.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
Dynamic Dividend Fund	$ –	$2,966,087
Global Infrastructure Fund	10,627,796	3,035.455

f.                Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.            Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Income Builder Fund, which declare and pay quarterly. The Funds will also

2019 Annual Report	147

Notes to Financial Statements (continued)

October 31, 2019

declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.            Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

i.                Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.                Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2019, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Emerging Markets Fund	$173,888,584	$–	$178,657,444
U.S. Multi-Cap Equity Fund	17,283,811	–	17,771,954
U.S. Small Cap Equity Fund	139,687,796	–	145,374,491

148	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China A Share Equity Fund†	Up to $500 million	0.85%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%
Dynamic Dividend Fund	Up to $250 million	1.00%
	On $250 million and more	0.95%
Emerging Markets Fund	On all assets	0.90%
Focused U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Infrastructure Fund	Up to $250 Million	1.00%
	$250 million up to $750	0.95%
	$750 million to $1 billion	0.90%
	On $1 billion and more	0.80%
Income Builder Fund	Up to $250 million	1.00%
	On $250 million and more	0.95%
International Equity Fund	On all assets	0.80%
International Small Cap Fund	Up to $100 million	1.00%
	On $100 million and more	0.90%
Japanese Equities Fund	On all assets	0.65%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

†                  Fee rate effective June 13, 2019. Prior to June 13, 2019, the Fund’s management fee was 0.40% higher at each asset level. From May 1, 2019 – June 12, 2019, a contractual waiver decreased the management fee by 0.40% at each asset level.

The Adviser has engaged the services of affiliates Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) (“ASIAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.

The Trust and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund except the China A Share Equity Fund, Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund, this contractual limitation may not be terminated before February 28, 2020 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the China A Share Equity Fund may not be terminated before February 28, 2021

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October 31, 2019

without the approval of the Independent Trustees. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund may not be terminated before May 4, 2020 without the approval of the Independent Trustees. For each Fund except the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China A Share Equity Fund*	0.99%
Emerging Markets Fund	1.10%
Focused U.S. Equity Fund	0.90%
Global Equity Fund	1.19%
International Equity Fund	1.10%
International Small Cap Fund	1.15%
Japanese Equities Fund	1.00%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund	1.15%

*               Prior to May 1, 2019, the Fund’s expense limit was 1.62%.

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.45%	1.20%
Income Builder Fund	1.43%	1.18%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$ 230,842	$ 178,193	$ 207,677	$ 616,712
China A Share Equity Fund	144,211	147,796	185,225	477,232
Dynamic Dividend Fund	–	78,360	110,958	189,318
Emerging Markets Fund	2,698,121	3,091,591	2,912,999	8,702,711
Focused U.S. Equity Fund	144,234	159,543	175,904	479,681
Global Equity Fund	110,176	159,483	177,160	446,819
Global Infrastructure Fund	–	72,598	115,230	187,828
Income Builder Fund	–	1,026	41,024	42,050
International Equity Fund	11,298	217	25,257	36,772
International Small Cap Fund	338,671	279,762	302,551	920,984

150	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Total*
Japanese Equities Fund	$ 128,431	$ 134,235	$ 147,541	$ 410,207
U.S. Mid Cap Equity Fund	137,558	138,037	149,005	424,600
U.S. Multi-Cap Equity Fund	250,349	244,458	284,126	778,933
U.S. Small Cap Equity Fund	–	–	–	–

*               Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

b.            Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services.

c.             Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
China A Share Equity Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
Emerging Markets Fund	0.25%	1.00%	0.50%
Focused U.S. Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Infrastructure Fund	0.25%	–	–
Income Builder Fund	0.25%	–	–
International Equity Fund	0.25%	1.00%	0.50%
International Small Cap Fund	0.25%	1.00%	0.50%
Japanese Equities Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a)     0.25% of which is service fees.

2019 Annual Report	151

Notes to Financial Statements (continued)

October 31, 2019

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2019 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of Class C (and certain Class A) shares
Asia-Pacific (ex-Japan) Equity Fund	$ 300	$ 135
China A Share Equity Fund	11,682	–
Dynamic Dividend Fund	19,332	–
Emerging Markets Fund	19,624	4,983
Focused U.S. Equity Fund	2,550	1,031
Global Equity Fund	1,288	42
Global Infrastructure Fund	17,064	–
Income Builder Fund	2,555	–
International Equity Fund	820	649
International Small Cap Fund	7,693	350
Japanese Equities Fund	–	–
U.S. Mid Cap Equity Fund	50	–
U.S. Multi-Cap Equity Fund	17,058	–
U.S. Small Cap Equity Fund	75,988	5,929
Total Retained	$176,004	$13,119

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Services Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2020, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

152	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

The aggregate amount of sub-transfer agent and administrative service fees paid during the year ended October 31, 2019 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia-Pacific (ex-Japan) Equity Fund	$ 406	$ 57	$ –	$ 1,744	$ 6,185
China A Share Equity Fund	5,744	1,602	3,592	571	680
Dynamic Dividend Fund	4,083		–	–	83,478
Emerging Markets Fund	360,754	18,515	166,263	304,359	3,411,219
Focused U.S. Equity Fund	7,937	4,072	2,925	980	7,178
Global Equity Fund	24,643	2,469	4,743	310	781
Global Infrastructure Fund	8,808	–	–	–	34,700
Income Builder Fund	749	–	–	–	2,664
International Equity Fund	41,834	8,335	8,736	55,828	54,481
International Small Cap Fund	60,336	796	2,953	53	16,859
Japanese Equities Fund	402	–	–	–	–
U.S. Mid Cap Equity Fund	–	–	–	–	–
U.S. Multi-Cap Equity Fund	93,450	2,511	178	73,473	3,863
U.S. Small Cap Equity Fund	301,267	57,753	15,955	53,368	978,342

e.             Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2019, the International Small Cap Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $278,880.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$ 1,248,301	$ 3,655,733
China A Share Equity Fund	20,667,010	13,155,841
Dynamic Dividend Fund	138,016,372	152,098,079
Emerging Markets Fund	804,302,526	2,604,849,254
Focused U.S. Equity Fund	10,266,274	10,326,960
Global Equity Fund	10,451,771	16,892,768
Global Infrastructure Fund	31,012,873	55,186,422
Income Builder Fund	38,235,190	47,877,990
International Equity Fund	73,651,136	351,566,085
International Small Cap Fund	64,459,063	28,713,344
Japanese Equities Fund	771,932	672,830
U.S. Mid Cap Equity Fund	793,229	794,242
U.S. Multi-Cap Equity Fund	162,985,154	201,883,761
U.S. Small Cap Equity Fund	647,398,639	1,473,886,297

5. Portfolio Investment Risks

a.             Concentration Risk

The Global Infrastructure Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were

2019 Annual Report	153

Notes to Financial Statements (continued)

October 31, 2019

broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.            Corporate Bonds

The Income Builder Fund may invest in corporate bonds. Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

c.             Dividend Strategy Risk

The Dynamic Dividend Fund and Income Builder Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

d.            Emerging Markets Risk

This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

e.             Equity-Linked Notes

The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

f.                Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

g.            Fixed Income Securities Risk

The Income Builder Fund may invest in fixed income securities. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

h.            Focus Risk

Because certain funds invest a greater proportion of assets in the securities of a smaller number of issuers, such Funds will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

i.                Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

j.                Foreign Securities Risk

A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few

154	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. To the extent a Fund invests heavily in Asian issuers, the Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.

Japan Risk. The Japanese Equities Fund, in particular, is subject to Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

k.             High-Yield Bonds and Other Lower-Rated Securities Risk

The Income Builder Fund’s investments in high yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

l.                Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

m.        Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large

2019 Annual Report	155

Notes to Financial Statements (continued)

October 31, 2019

redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

n.            Infrastructure-Related Investment Risk

Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

o.            Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

p.            Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

q.            Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

r.               Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

s.             Portfolio Turnover Risk

The Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

t.                Qualified Dividend Tax Risk

With respect to the Dynamic Dividend Fund, favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

u.            Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than a fund that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent

156	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

v.             Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

w.          Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6.            Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7.            Tax Information

As of October 31, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$ 6,464,329	$ 385,922	$ (152,377)	$ 233,545
China A Share Equity Fund	13,926,830	1,161,976	(1,043,194)	118,782
Dynamic Dividend Fund	111,392,911	22,217,938	(7,970,811)	14,247,127
Emerging Markets Fund	4,377,786,102	1,058,892,314	(394,402,434)	664,489,880
Equity Long-Short Fund	16,748,612	3,780,690	(294,250)	3,486,440
Global Equity Fund	26,912,068	4,902,216	(1,245,412)	3,656,804
Global Infrastructure Fund	88,926,398	18,420,464	(7,214,170)	11,206,294
Income Builder Fund	72,912,929	19,051,800	(1,010,021)	18,041,779
International Equity Fund	192,519,482	33,962,665	(7,978,179)	25,984,486
International Small Cap Fund	103,898,780	12,726,545	(2,456,287)	10,270,258
Japanese Equities Fund	1,490,101	208,412	(33,472)	174,940
U.S. Mid Cap Equity Fund	1,505,210	343,496	(23,418)	320,078
U.S. Multi-Cap Equity Fund	296,543,109	77,945,586	(2,358,950)	75,586,636
U.S. Small Cap Equity Fund	808,195,491	105,185,448	(52,707,476)	52,477,972

2019 Annual Report	157

Notes to Financial Statements (continued)

October 31, 2019

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$ 91,747	$ –	$ 91,747	$–	$–	$ 91,747
China A Share Equity Fund	15,411	–	15,411	–	–	15,411
Dynamic Dividend Fund	8,355,907	–	8,355,907	–	–	8,355,907
Emerging Markets Fund	85,765,819	–	85,765,819	–	–	85,765,819
Focused U.S. Equity Fund	–	1,621,378	1,621,378	–	–	1,621,378
Global Equity Fund	404,912	2,301,118	2,706,030	–	–	2,706,030
Global Infrastructure Fund	2,720,628	751,483	3,472,111	–	–	3,472,111
Income Builder Fund	2,572,626	6,348,800	8,921,426	–	–	8,921,426
International Equity Fund	6,460,778	–	6,460,778	–	–	6,460,778
International Small Cap Fund	1,593,975	7,611,381	9,205,356	–	–	9,205,356
Japanese Equities Fund	7,762	11,795	19,557	–	–	19,557
U.S. Mid Cap Equity Fund	2,943	65,995	68,938	–	–	68,938
U.S. Multi-Cap Equity Fund	6,064,257	31,556,765	37,621,022	–	–	37,621,022
U.S. Small Cap Equity Fund	7,178,622	153,512,028	160,690,650	–	–	160,690,650

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$ 158,681	$ –	$ 158,681	$–	$ –	$ 158,681
China A Share Equity Fund	113,578	–	113,578	–	–	113,578
Dynamic Dividend Fund	9,122,316	–	9,122,316	–	179,181	9,301,497
Emerging Markets Fund	115,187,200	–	115,187,200	–	–	115,187,200
Focused U.S. Equity Fund	–	6,555,911	6,555,911	–	–	6,555,911
Global Equity Fund	264,636	3,376,949	3,641,585	–	–	3,641,585
Global Infrastructure Fund	3,759,615	1,171,703	4,931,318	–	–	4,931,318
Income Builder Fund	3,516,079	2,744,638	6,260,717	–	–	6,260,717
International Equity Fund	6,296,566	–	6,296,566	–	–	6,296,566
International Small Cap Fund	528,469	2,117,598	2,646,067	–	–	2,646,067
Japanese Equities Fund	7,371	15,177	22,548	–	–	22,548
U.S. Mid Cap Equity Fund	53,577	76,333	129,910	–	–	129,910
U.S. Multi-Cap Equity Fund	1,242,733	35,841,364	37,084,097	–	–	37,084,097
U.S. Small Cap Equity Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

158	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$ –	$ 82,315	$ –	$–	$–	$–	$–	$ 218,949	$(200,682,859)	$(200,381,595)
China A Share Equity Fund	–	14,075	715,538	–	–	–	–	118,775	–	848,388
Dynamic Dividend Fund	–	756,798	–	–	–	–	–	14,246,123	(1,712,483)	13,290,438
Emerging Markets Fund	–	84,384,431	2,583,436	–	–	–	–	648,317,115	–	735,284,982
Focused U.S. Equity Fund	–	289,352	1,634,564	–	–	–	–	3,486,446	–	5,410,362
Global Equity Fund	–	164,803	798,701	–	–	–	–	3,650,088	(4,376,139)	237,453
Global Infrastructure Fund	–	–	649,167	–	–	–	–	11,202,476	–	11,851,643
Income Builder Fund	–	–	5,615,113	–	–	–	–	18,041,778	–	23,656,891
International Equity Fund	–	2,561,278	–	–	–	–	–	25,916,839	(24,823,852)	3,654,265
International Small Cap Fund	–	1,649,571	4,472,534	–	–	–	–	10,252,733	–	16,374,838
Japanese Equities Fund	–	10,600	5,451	–	–	–	–	174,936	–	190,987
U.S. Mid Cap Equity Fund	–	7,892	90,218	–	–	–	–	320,078	–	418,188
U.S. Multi-Cap Equity Fund	–	2,144,685	34,164,803	–	–	–	–	75,586,636	–	111,896,124
U.S. Small Cap Equity Fund	–	1,296,533	59,695,985	–	–	–	–	52,477,959	–	113,470,477

*   The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

**  As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$122,710,854	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	77,972,005	Unlimited (Long-Term)
Dynamic Dividend Fund	1,712,483	Unlimited (Short-Term)
Global Equity Fund	4,376,139	Unlimited (Long-Term)
International Equity Fund	4,927,360	Unlimited (Short-Term)
International Equity Fund	19,896,492	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2019 Annual Report	159

Notes to Financial Statements (continued)

October 31, 2019

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to partnership investments, REIT investments, use of equalization and non-deductible excise taxes. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Asia-Pacific (ex-Japan) Equity Fund	$ –	$ –
China A Share Equity Fund	–	–
Dynamic Dividend Fund	(47,597)	47,597
Emerging Markets Fund	17,364,303	(17,364,303)
Focused U.S. Equity Fund	–	–
Global Equity Fund	91,210	(91,210)
Global Infrastructure Fund	18,665	(18,665)
Income Builder Fund	158,426	(158,426)
International Equity Fund	(1,795)	1,795
International Small Cap Fund	–	–
Japanese Equities Fund	–	–
U.S. Mid Cap Equity Fund	(2)	2
U.S. Multi-Cap Equity Fund	–	–
U.S. Small Cap Equity Fund	22,482,721	(22,482,721)

8. Significant Shareholders

As of October 31, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	66.5%	4
China A Share Equity Fund	27.9	2
Dynamic Dividend Fund	43.9	4
Emerging Markets Fund	59.6	4
Focused U.S. Equity Fund	42.6	4
Global Equity Fund	23.9	2
Global Infrastructure Fund	56.6	4
Income Builder Fund	77.0	1
International Equity Fund	40.7	4
International Small Cap Fund	47.1	3
Japanese Equities Fund	96.1	2
U.S. Mid Cap Equity Fund	86.3	1
U.S. Multi-Cap Equity Fund	11.8	1
U.S. Small Cap Equity Fund	35.9	4

160	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $200,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2019, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2019.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia-Pacific (ex-Japan) Equity Fund	139,802	3.63%	28
Dynamic Dividend Fund	786,971	3.73%	15
Emerging Markets Fund	28,740,222	3.63%	42
Global Equity Fund	121,666	3.43%	9
Global Infrastructure Fund	1,625,002	3.74%	26
International Equity Fund	19,260,789	3.57%	23
International Small Cap Fund	2,012,183	3.57%	5
U.S. Small Cap Equity Fund	16,010,830	3.69%	13

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2019, except as noted below.

At the December 11, 2019 Board meeting (the “Meeting”), the Board approved a reduction in the Credit Facility from $200,000,000 to $150,000,000 effective on or around December 30, 2019.

At the Meeting, the Board also approved a plan of liquidation for the Japanese Equities Fund pursuant to which the Fund will be liquidated on or about January 16, 2020.

2019 Annual Report	161

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Asia Pacific (ex-Japan) Equity Fund, Aberdeen China A Shares Equity Fund (formerly, Aberdeen China Opportunities Fund), Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen Income Builder Fund, Aberdeen International Equity Fund, Aberdeen International Small Cap Fund, Aberdeen Japanese Equities Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, and Aberdeen U.S. Small Cap Equity Fund, fourteen of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds), including the statement of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund, for which the period is the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund, for which the period is the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended October 31, 2017 for Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund were audited by other independent registered public accountants whose reports, dated December 22, 2017, expressed an unqualified opinion on the financial highlights.

Board Approved Liquidation

As discussed in Note 10, on December 11, 2019, the Board of Trustees of Aberdeen Funds approved a Plan of Liquidation for the Aberdeen Japanese Equities Fund in January 2020.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2019

162	2019 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the year ended October 31, 2019, the following Funds paid qualified dividend income as follows:

Fund	Qualified Dividend Income
Asia-Pacific (ex-Japan) Equity Fund	100.00%
Dynamic Dividend Fund	64.51%
Emerging Markets Fund	92.91%
Global Equity Fund	100.00%
Global Infrastructure Fund	83.35%
Income Builder Fund	33.78%
International Equity Fund	100.00%
International Small Cap Fund	96.53%
Japanese Equities Fund	100.00%
U.S. Mid Cap Fund	100.00%
U.S. Multi-Cap Equity Fund	100.00%
U.S. Small Cap Fund	100.00%

For the taxable year ended October 31, 2019, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Asia-Pacific (ex-Japan) Equity Fund	1.67%
China A Share Equity Fund	1.87%
Dynamic Dividend Fund	23.48%
Emerging Markets Fund	1.24%
Global Equity Fund	44.04%
Global Infrastructure Fund	32.44%
Income Builder Fund	33.45%
International Equity Fund	0.14%
U.S. Mid Cap Fund	100.00%
U.S. Small Cap Fund	100.00%

2019 Annual Report	163

Other Tax Information (Unaudited) (concluded)

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2019. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2019) were as follows:

Fund	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	$0.0436
China A Share Equity Fund	$0.0398
Emerging Markets Fund	$0.0380
Global Equity Fund	$0.0176
Global Infrastructure Fund	$0.0404
International Equity Fund	$0.0312
International Small Cap Fund	$0.0367
Japanese Equities Fund	$0.0198

During the year ended October 31, 2019, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Emerging Markets Fund	$440,997
Focused U.S. Equity Fund	$1,621,378
Global Equity Fund	$2,392,328
Global Infrastructure Fund	$770,148
Income Builder Fund	$6,507,226
International Small Cap Fund	$7,611,381
Japanese Equities Fund	$11,795
U.S. Mid Cap Equity Fund	$65,995
U.S. Multi-Cap Equity Fund	$31,556,765
U.S. Small Cap Equity Fund	$162,235,476

164	2019 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2019 and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2019	Actual Ending Account Value, October 31, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,000.70	$1,017.34	$7.87	$7.93	1.56%
	Class C	$1,000.00	$997.80	$1,013.76	$11.43	$11.52	2.27%
	Class R	$1,000.00	$999.30	$1,016.33	$8.87	$8.94	1.76%
	Institutional Service Class	$1,000.00	$1,002.20	$1,018.30	$6.91	$6.97	1.37%
	Institutional Class	$1,000.00	$1,002.90	$1,018.85	$6.36	$6.41	1.26%
China A Share Equity Fund	Class A	$1,000.00	$1,024.00	$1,018.55	$6.73	$6.72	1.32%
	Class C	$1,000.00	$1,020.40	$1,015.17	$10.13	$10.11	1.99%
	Class R	$1,000.00	$1,022.40	$1,016.99	$8.31	$8.29	1.63%
	Institutional Service Class	$1,000.00	$1,025.50	$1,019.71	$5.56	$5.55	1.09%
	Institutional Class	$1,000.00	$1,025.80	$1,020.27	$5.00	$4.99	0.98%
Dynamic Dividend Fund	Class A	$1,000.00	$1,046.00	$1,021.37	$7.77	$3.87	0.76%
	Institutional Class	$1,000.00	$1,047.30	$1,018.90	$6.45	$6.36	1.25%
Emerging Markets Fund	Class A	$1,000.00	$986.50	$1,017.24	$7.91	$8.03	1.58%
	Class C	$1,000.00	$984.40	$1,014.62	$10.50	$10.66	2.10%
	Class R	$1,000.00	$985.70	$1,016.43	$8.71	$8.84	1.74%
	Institutional Service Class	$1,000.00	$988.40	$1,019.01	$6.16	$6.26	1.23%
	Institutional Class	$1,000.00	$989.10	$1,019.66	$5.52	$5.60	1.10%
Focused U.S. Equity Fund	Class A	$1,000.00	$1,060.10	$1,018.90	$6.49	$6.36	1.25%
	Class C	$1,000.00	$1,055.80	$1,015.63	$9.85	$9.65	1.90%
	Class R	$1,000.00	$1,059.80	$1,017.54	$7.89	$7.73	1.52%
	Institutional Service Class	$1,000.00	$1,061.70	$1,019.86	$5.51	$5.40	1.06%
	Institutional Class	$1,000.00	$1,063.60	$1,020.67	$4.68	$4.58	0.90%
Global Equity Fund	Class A	$1,000.00	$1,003.90	$1,017.49	$7.73	$7.78	1.53%
	Class C	$1,000.00	$1,000.80	$1,014.12	$11.09	$11.17	2.20%
	Class R	$1,000.00	$1,001.60	$1,015.43	$9.79	$9.86	1.94%
	Institutional Service Class	$1,000.00	$1,005.40	$1,018.75	$6.47	$6.51	1.28%
	Institutional Class	$1,000.00	$1,005.50	$1,019.21	$6.02	$6.06	1.19%
Global Infrastructure Fund	Class A	$1,000.00	$1,063.00	$1,017.90	$7.54	$7.38	1.45%
	Institutional Class	$1,000.00	$1,064.30	$1,019.16	$6.24	$6.11	1.20%

2019 Annual Report	165

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2019	Actual Ending Account Value, October 31, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Income Builder Fund	Class A	$1,000.00	$1,031.60	$1,018.00	$7.32	$7.27	1.43%
	Institutional Class	$1,000.00	$1,032.40	$1,019.26	$6.04	$6.01	1.18%
International Equity Fund	Class A	$1,000.00	$1,013.80	$1,017.69	$7.56	$7.58	1.49%
	Class C	$1,000.00	$1,010.30	$1,014.62	$10.64	$10.66	2.10%
	Class R	$1,000.00	$1,012.30	$1,016.38	$8.88	$8.89	1.75%
	Institutional Service Class	$1,000.00	$1,014.90	$1,019.56	$5.69	$5.70	1.12%
	Institutional Class	$1,000.00	$1,015.50	$1,019.66	$5.59	$5.60	1.10%
International Small Cap Fund	Class A	$1,000.00	$1,029.70	$1,017.64	$7.67	$7.63	1.50%
	Class C	$1,000.00	$1,026.20	$1,014.37	$10.98	$10.92	2.15%
	Class R	$1,000.00	$1,028.40	$1,016.23	$9.10	$9.05	1.78%
	Institutional Service Class	$1,000.00	$1,030.60	$1,018.80	$6.50	$6.46	1.27%
	Institutional Class	$1,000.00	$1,031.80	$1,019.41	$5.89	$5.85	1.15%
Japanese Equities Fund	Class A	$1,000.00	$1,092.70	$1,018.35	$7.17	$6.92	1.36%
	Class C	$1,000.00	$1,090.40	$1,015.12	$10.54	$10.16	2.00%
	Class R	$1,000.00	$1,092.60	$1,017.64	$7.91	$7.63	1.50%
	Institutional Service Class	$1,000.00	$1,096.10	$1,020.16	$5.28	$5.09	1.00%
	Institutional Class	$1,000.00	$1,096.10	$1,020.16	$5.28	$5.09	1.00%
U.S. Mid Cap Equity Fund	Class A	$1,000.00	$1,054.00	$1,018.90	$6.47	$6.36	1.25%
	Class C	$1,000.00	$1,050.60	$1,015.12	$10.34	$10.16	2.00%
	Class R	$1,000.00	$1,052.80	$1,017.64	$7.76	$7.63	1.50%
	Institutional Service Class	$1,000.00	$1,056.20	$1,020.16	$5.18	$5.09	1.00%
	Institutional Class	$1,000.00	$1,056.20	$1,020.16	$5.18	$5.09	1.00%
U.S. Multi-Cap Equity Fund	Class A	$1,000.00	$1,059.70	$1,019.21	$6.18	$6.06	1.19%
	Class C	$1,000.00	$1,056.00	$1,015.63	$9.85	$9.65	1.90%
	Class R	$1,000.00	$1,057.50	$1,017.29	$8.14	$7.98	1.57%
	Institutional Service Class	$1,000.00	$1,060.40	$1,020.32	$5.04	$4.94	0.97%
	Institutional Class	$1,000.00	$1,060.90	$1,020.67	$4.68	$4.58	0.90%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$992.80	$1,018.05	$7.13	$7.22	1.42%
	Class C	$1,000.00	$989.70	$1,014.62	$10.53	$10.66	2.10%
	Class R	$1,000.00	$991.10	$1,016.38	$8.78	$8.89	1.75%
	Institutional Service Class	$1,000.00	$994.40	$1,019.56	$5.63	$5.70	1.12%
	Institutional Class	$1,000.00	$994.40	$1,019.61	$5.58	$5.65	1.11%

*          Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

**      The expense ratio presented represents a six-month, annualized ratio.

1         Represents the hypothetical 5% return before expenses.

166	2019 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 12, 2019, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Standard Investments Inc. (“ASII”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) ASII and Aberdeen Standard Investments (Asia) Limited (“ASIAL”) and (ii) ASII and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen Income Builder Fund, Aberdeen International Equity Fund, Aberdeen International Small Cap Fund, Aberdeen Japanese Equities Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, and Aberdeen U.S. Small Cap Equity Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 6, 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 12, 2019, the “Meetings”). ASIAL and AAML are affiliates of ASII. ASII and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with the Meetings, the Board received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including fee and expense information, comparative performance and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (iii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iv) information about the profitability of the Agreements to the Advisers; (v) sales and redemption data with respect to each Fund; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from ASII and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers’ management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available.

2019 Annual Report	167

Supplemental Information (Unaudited) (continued)

The Trustees also considered ASII’s and the Sub-Advisers’ performance and reputation generally, the historical responsiveness of ASII to Trustee concerns about performance, the performance of the fund family generally, and the willingness of ASII and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board noted that it would continue to monitor the Funds’ performance and any actions taken by ASII and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. For the Aberdeen China A Share Equity Fund, the Trustees considered that the Adviser had agreed to contractually reduce the investment advisory fee payable by the Fund. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by ASII out of its advisory fee. The Board also considered that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates’ relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the renewal of the Agreements.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. ASII’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the Advisers’ risk management processes. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its

168	2019 Annual Report

Supplemental Information (Unaudited) (concluded)

knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•              whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.

•              the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.

•              so-called “fallout benefits” to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•              the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

*   *   *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2019 Annual Report	169

Management of the Funds (Unaudited)

As of October 31, 2019

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	27	Director of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	26	Director of CenturyLink Investment Management Company, Director of BlackRidge Financial Inc. from 2004 to 2019 and Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	25

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

170	2019 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
Trustees who are interested persons (as defined in the 1940 Act) of the trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

			30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.

*     Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**    The Aberdeen Fund Complex consists of the Trust, which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.

***  Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

†    Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2019 Annual Report	171

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Joseph Andolina** Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President – Compliance (Since March 2011)	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. (since 2009).
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments in July 2007.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

172	2019 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)

Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Josh Duitz** Aberdeen Standard Investments Inc. 712 Fifth Ave 49th Floor New York, NY 10019 Year of Birth: 1970	Vice President (Since March 2019)

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Mr. Duitz joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager.

Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)

Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine).

Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Brian O’Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.
Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.

2019 Annual Report	173

Management of the Funds (Unaudited) (concluded)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Andrew Kim Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*     Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**    Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Cotton, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

174	2019 Annual Report

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
aberdeen-asset.us

(AOE-0140-SAR)

Aberdeen Funds
Asset Allocations Series

Annual Report

October 31, 2019

Aberdeen Diversified Alternatives Fund

Class A – GASAX ■ Class C – GAMCX ■ Class R – GASRX ■ Institutional Class – GASIX ■ Institutional Service Class – GAISX

Aberdeen Diversified Income Fund

Class A – GMAAX ■ Class C – GMACX ■ Class R – GMRRX ■ Institutional Class – GMAIX

Aberdeen Dynamic Allocation Fund

Class A – GMMAX ■ Class C – GMMCX ■ Class R – GAGRX ■ Institutional Class – GMMIX ■ Institutional Service Class – GAASX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen Diversified Alternatives Fund	Page 3

Aberdeen Diversified Income Fund	Page 8

Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Report of Independent Registered Public Accounting Firm	Page 42

Other Tax Information	Page 43

Shareholder Expense Examples	Page 44

Supplemental Information	Page 45

Management of the Funds	Page 48

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street,Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a "Fund" and collectively, the "Funds") is included in the Funds' semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q's successor form, Form N-PORT). The Funds' Form N-Q and Form N-PORT filings are available on the Commission's website at www.sec.gov and the Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders or upon request without change by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The ongoing trade dispute between the U.S. and China – the world’s two largest economies – framed the backdrop of the global financial markets for much of the 12-month period ended October 31, 2019. It shared the spotlight in the second half of the period with the shift by most global central banks to an accommodative monetary policy. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Moving into 2019, investors’ optimism on a dovish monetary policy shift from the Fed and the European Central Bank (ECB) led to a recovery in the global markets. The rally was interrupted in May and again in August 2019, by a breakdown in U.S.-China trade negotiations. Nonetheless, subsequent reconciliatory gestures between both countries revived the markets each time. The Fed cut interest rates in three increments of 25 basis points (bps) – 0.25% – in July, September and October 2019. The ECB also reduced its benchmark interest rate further into negative territory, and launched another round of bond purchases. Prospects of an interim U.S.-China deal and a three-month extension of the UK’s Brexit deadline buoyed global equity markets towards the end of the reporting period.

Global equities weathered countless stretches of volatility yet garnered double-digit gains over the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returned 13.2% for the period. Shares of U.S. companies, as represented by the broader-market S&P 500 Index,2 returned 14.3% for the period, in line with the 14.2% return of the Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.3 European and Japanese stocks lagged the overall global market for the reporting period, with the MSCI Europe Index4 and the Tokyo Stock Price Index (TOPIX)5 returning 10.9% and 9.6%, respectively.

The U.S. equity market was bolstered during the reporting period by investors’ optimism regarding the Fed’s monetary policy easing and generally positive corporate earnings reports. This offset the negative impact of concerns about a possible global economic slowdown and trade policies in the U.S. under the administration of President Donald Trump. Trade tensions escalated in the summer of 2019, when President Trump threatened to impose additional tariffs on Chinese imports after negotiations stalled. Investors’ worries subsequently diminished towards the end of the reporting period as the U.S. and China appeared to reach a partial trade deal. Nonetheless, the trade situation between the two countries remains fluid and volatile.

The vicissitudes of U.S.-China trade relations caused the Asia-Pacific region markets to fluctuate significantly over the reporting period. Signs that trade talks were progressing supported investors’ risk appetite in early 2019, but the mood soured as renewed tensions led to more tariff hikes. Investors’ optimism returned later in the period as the U.S. and China appeared to reach a partial trade deal. However, the trade war added to investors’ worries about slowing global economic growth.

Emerging-market stocks, as measured by the MSCI Emerging Markets Index,6 returned 12.3% for the reporting period. In addition to the impact of trade tensions and global monetary bank policy easing, key national elections influenced investors in Brazil, Mexico, Thailand, India and Indonesia. The market in China was supported by the Chinese government’s pro-growth policies, which included several cuts to the required-reserve ratio for banks, relaxed funding rules for infrastructure projects, and targeted efforts to spur domestic demand.

International real estate equities, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,7 returned 20.6% for the reporting period, substantially outperforming the broader global equity market. The strongest performers were mostly emerging markets, including Indonesia, Mexico and Brazil. All of these countries had previously been among the hardest hit by investors’ worries about how global trade may react to the ongoing U.S. trade renegotiations. However, developed markets also saw strong performance over the period.

During the reporting period, global fixed-income markets benefited from the bold monetary policy responses from central banks, particularly the Fed. U.S. Treasury yields moved significantly lower across the curve as over US$16 trillion in global bonds traded at negative yields as of the end of the reporting period. Yields on the two- and ten-year Treasury notes fell 135 bps and 146 bps to 1.52% and 1.69%, respectively, over the reporting period. Consequently, the spread between the two- and ten-year Treasury yields narrowed by 11 bps to +17 bps after having inverted8 during the summer of 2019. The ECB reduced its Eurozone growth and inflation forecasts. In an effort to combat this expected weakening, the ECB cut the deposit rate by 10 bps to -0.5%, and resumed its asset-purchase program. Asian bonds also provided strong total returns over the period. With Asian credit yields at five-year highs, investors returned to the market, sparking a tightening in credit spreads. Chinese high-yield bonds, particularly those of Chinese property developers, were the primary beneficiaries of investors’ search for yield.

Outlook

Global equity prices have continued to rise despite deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a long shadow over most economies. For the most part, the service sector has been resilient, but whether it will remain so in the coming months, in our view, is worth monitoring. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We think that the “tit-for-tat” tariffs in the U.S.-China trade dispute indicate that trade policy has an increasingly greater influence on financial markets than monetary policy. The slowdown in global manufacturing triggered by trade uncertainty appears to be spilling over and affecting other sectors, labor markets and consumer spending. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it will

2019 Annual Report	1

Market Review (concluded)

be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure, which is now expected to be on or before January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws will remain applicable for an additional transitional period following Exit Day under the exit deal struck between the UK and the EU. Following the UK general election in December 2019, which returned a Conservative Party majority, the agreement is expected to be approved by the UK Parliament. In any event, the UK has undertaken a process of “onshoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions regarding how cross-border financial services will work post-Exit Day. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds. However, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

1	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.
2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
3	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.
4	The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.
5	The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.
6	The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.
7	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.
8	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	2019 Annual Report

Aberdeen Diversified Alternatives Fund (Unaudited)

Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned 3.55% for the 12-month period ended October 31, 2019, versus the 2.35% return of its benchmark, the Financial Times Stock Exchange (FTSE) 3-Month Treasury Bill Index, and the 3.53% return of its secondary benchmark, the HFRX Global Hedge Fund Index, for the same period.

The reporting period was characterized by deterioration in global economic data, particularly in Europe and Asia, a pivot in the U.S. Federal Reserve’s (Fed) monetary policy, the resumption of quantitative easing by the European Central Bank (ECB), and ongoing trade tensions between the U.S. and China. The U.S. dollar strengthened and global government bonds rallied strongly. European bond yields fell to new all-time lows with the German yield curve inverting1 despite the ECB cutting the overnight rate further into negative territory. German government bonds traded with negative yields all the way out to maturities of 30 years. The slowing in global manufacturing activity was also a key driver for Asian markets towards the end of the reporting period, with the Chinese renminbi declining against the U.S. dollar and the J.P. Morgan Asia Dollar Index2 falling to its lowest level since 2009. Emerging markets were hampered further by the collapse of the Argentinian peso in the wake of the poor showing for incumbent President Mauricio Macri, in the presidential primary election. In mid-August 2019, the Argentinian equity market had the second-largest one-day crash of any stock market since 1950.3 Despite the negative economic backdrop, developed-market equities delivered positive returns overall for the reporting period. Equities were supported by increased monetary policy stimulus and a more positive tone to the U.S.-China trade negotiations towards the end of the period, though economically sensitive sectors such as financials and commodities continued to lag the broader global equity market indices.

The Fund’s performance for the 12-month period ended October 31, 2019, lagged relative to the broader U.S. equity market, as measured by the S&P 500 Index,4 and the broader U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.5 The top contributor to Fund performance for the reporting period was the position in Nuveen Preferred Securities Fund as preferred stocks rebounded strongly from the sell-off in the fourth quarter of 2018, and also benefited from investors’ search for yield. The Fund’s holding in Otter Creek Long/Short Opportunity Fund also had a positive impact, driven by a strong performance in August 2019, attributable to its short exposures to consumer discretionary and financial stocks. The Fund’s position in Eaton Vance Floating Rate Fund benefited performance amid investors’ search for yield.

Conversely, the top detractor from Fund performance for the reporting period was Boston Partners Long/Short Research Fund, which posted meaningful losses in the fourth quarter of 2018, and in May and August 2019, due to its long holdings in the information technology, financials and energy sectors. We subsequently exited the Fund’s position in Boston Partners. The Fund’s holding in iShares NASDAQ Biotechnology ETF also posted a moderate loss as the sell-off in December 2018 hit the biotechnology sector hard and it took most of the period for the sector to recover. The Fund’s position in iShares MSCI Eurozone ETF, which we subsequently exited, also recorded a modest negative return, hampered by the sell-off in the fourth quarter of 2018, and recovering much slower as economic growth in Europe lagged that in the U.S.

At the end of the reporting period, the Fund was invested in line with its alternatives orientation and lower-volatility objective.

In our view, the outlook for the economy and global markets has not materially changed over the past several months. Global economic growth estimates for 2019 and 2020 have been trimmed modestly, with the majority of the reduction coming from lower estimates for developed markets. It is generally expected that the major global economies will avoid recession in 2019 and 2020. The weak link in the global economy currently is the manufacturing sector, which has been experiencing a recessionary environment even though service industries are performing quite steadily. The general view is that manufacturing will gradually recover over the next several quarters in response to stimulus from central banks. Our stance is still modestly “risk-on,” given the backdrop. However we see the risks as being predominantly to the downside, where the economy may not respond as expected to stimulus and U.S.-China trade negotiations could remain difficult.

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.
2

The J.P. Morgan Asia Dollar Index tracks the performance of a basket of Asian currencies versus the U.S. dollar. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

3	Source: Bloomberg, August 2019
4	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

2019 Annual Report	3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

The Fund invests a significant proportion of its assets in nontraditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

4	2019 Annual Report

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.24%	0.75%	4.13%
	w/SC2	(2.73%)	(0.43%)	3.52%
Class C	w/o SC	2.58%	0.12%	3.42%
	w/SC3	1.58%	0.12%	3.42%
Class R4	w/o SC	2.91%	0.44%	3.80%
Institutional Service Class[4],5	w/o SC	3.51%	0.96%	4.23%
Institutional Class[4]	w/o SC	3.55%	1.12%	4.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

5             Returns before the commencement of operations of the Institutional Service Class (December 29, 2016) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the FTSE 3-Month Treasury Bill Index, the HFRX Global Hedge Fund Index and the Consumer Price Index (CPI) over a 10-year period ended October 31,

2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE 3-Month Treasury Bill Index consists of the last three-month treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	5

Aberdeen Diversified Alternatives Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Mutual Funds	73.5%
Exchange-Traded Funds	16.8%
Short-Term Investment	14.4%
Liabilities in Excess of Other Assets	(4.7%)
100.0%

Top Industries
Alternative Investment	45.4%
Fixed Income Funds	32.1%
Equity Funds	12.8%
Other	9.7%
100.0%

Top Holdings*
Eaton Vance Floating-Rate Fund, Class I	20.1%
Water Island Diversified Event-Driven Fund, Class I	13.7%
Gotham Neutral Fund, Institutional Class	13.0%
BlackRock Global Long/Short Equity Fund, Institutional Class	10.0%
Nuveen Preferred Securities Fund, Institutional Class	8.1%
Otter Creek Long/Short Opportunity Fund, Institutional Class	5.0%
iShares TIPS Bond ETF	4.0%
AQR Managed Futures Strategy Fund, Class I	3.6%
iShares Edge MSCI Min Vol USA ETF	3.0%
iShares Edge MSCI USA Momentum Factor ETF	2.2%
Other	17.3%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

6	2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value

MUTUAL FUNDS (73.5%)
Alternative Investment (45.4%)
AQR Managed Futures Strategy Fund, Class I (a)	134,308	$1,140,274
BlackRock Global Long/Short Equity Fund, Institutional Class	258,641	3,158,006
Gotham Neutral Fund, Institutional Class (a)	394,285	4,112,392
Otter Creek Long/Short Opportunity Fund, Institutional Class	125,337	1,572,981
Water Island Diversified Event-Driven Fund, Class I	449,084	4,333,664
		14,317,317
Fixed Income Funds (28.1%)
Eaton Vance Floating-Rate Fund, Class I	724,030	6,335,266
Nuveen Preferred Securities Fund, Institutional Class	146,196	2,539,421
		8,874,687
Total Mutual Funds		23,192,004

EXCHANGE-TRADED FUNDS (16.8%)
Equity Funds (12.8%)
iShares Edge MSCI Min Vol USA ETF (b)	14,801	946,524
iShares Edge MSCI USA Momentum Factor ETF	5,769	692,395
iShares Edge MSCI USA Quality Factor ETF	6,000	566,640
iShares Edge MSCI USA Size Factor ETF	6,596	606,634
iShares Edge MSCI USA Value Factor ETF	7,443	627,966
iShares Nasdaq Biotechnology ETF (b)	2,596	278,655
X-trackers MSCI Japan Hedged Equity ETF	7,599	313,611
		4,032,425
Fixed Income Fund (4.0%)
iShares TIPS Bond ETF	10,927	1,268,187
Total Exchange-Traded Funds		5,300,612

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENT (14.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (c)	4,559,235	$4,559,235
Total Short-Term Investment		4,559,235
Total Investments (Cost $32,555,318) (d)—104.7%		33,051,851
Liabilities in Excess of Other Assets—(4.7)%		(1,487,390)
Net Assets—100.0%		$31,564,461

(a)     Non-income producing security.

(b)     All or a portion of the securities are on loan. The total value of all securities on loan is $969,517. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(f) for additional information.

(c)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(d)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF                           Exchange-Traded Fund

TIPS                        Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2019 Annual Report	7

Aberdeen Diversified Income Fund (Unaudited)

Aberdeen Diversified Income Fund (Institutional Class shares net of fees) returned 8.62% for the 12-month period ended October 31, 2019, versus the 11.51% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and the 12.74% return of its secondary benchmark, a 50%/50% blend of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Bloomberg Barclays U.S. Aggregate Index, for the same period.

Global equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in U.S.-China trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points (bps) – 0.25% – in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory, and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift towards the end of the reporting period.

The U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51% over the 12-month period ended October 31, 2019, bolstered largely by the Fed’s dovish monetary policy tone. U.S. corporate bonds outperformed comparable-duration2 U.S. Treasury securities. Treasury yields moved significantly lower across the curve as over $16 trillion in global bonds traded at negative yields as of the end of the reporting period. Yields on the two- and ten-year Treasury notes fell 135 and 146 bps to 1.52% and 1.69%, respectively, over the reporting period. Consequently, the ten- to two-year yield curve narrowed by 11 bps to 0.17%.

The most notable detractors from Fund performance for reporting period included positions in U.S. floating-rate notes, international value equities and UK equities. The primary contributors to performance over the period were holdings in a hedged European equity fund, an S&P 500 Index fund, and a Pacific ex-Japan equity fund.

During the period we reduced the Fund’s holdings in emerging-markets equities, U.S. floating-rate notes and European hedged equities. We also reduced the position in emerging-markets high-yield debt. We added to the Fund’s holdings in UK and international equities, as well as low-duration investment-grade3 U.S. fixed income securities.

We are cautiously optimistic on the outlook for the global economy. The fourth mid-cycle slowdown of the current economic expansion has come and gone and we believe that the economic cycle has further to run. The uncertainty of trade tariffs have been offset by stimulus in both China and the U.S. The Fed again has begun to expand its balance sheet, providing liquidity support.

Phase 1 of the U.S.-China trade tariff discussions may be approved soon, although we would not be surprised if they were delayed. In our view, the most important market implication is that extreme scenarios of dramatically higher tariffs have been taken off the table for now. Should they re-enter the base case, an economic reassessment would be necessary. We believe that there are still adequate levels of policy support to keep most global economies in low-growth mode.

Corporate margins are relatively high, helped by recently lower taxes and low labor costs. However, labor costs are rising, supporting consumer spending, but not enough to raise the cost of labor inputs. Valuations are slightly above their historical averages in parts of the U.S. equity market, with lower valuations elsewhere, though they come with lower growth estimates.

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

3             Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

8	2019 Annual Report

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report	9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC w/SC2	8.26% 2.07%	3.39% 2.17%	5.44% 4.82%
Class C	w/o SC w/SC3	7.47% 6.47%	2.66% 2.66%	4.69% 4.69%
Class R4	w/o SC	7.90%	3.03%	5.05%
Institutional Class[4]	w/o SC	8.62%	3.70%	5.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, the Bloomberg Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

10	2019 Annual Report

Aberdeen Diversified Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Exchange-Traded Funds	73.3%
Mutual Funds	24.9%
Short-Term Investment	1.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

Top Industries
Equity Funds	56.3%
Fixed Income Funds	41.9%
Other	1.8%
100.0%

Top Holdings*
Vanguard High Dividend Yield ETF	16.1%
Eaton Vance Floating-Rate Fund, Class I	12.8%
iShares MSCI EAFE Value ETF	9.0%
iShares Select Dividend ETF	8.0%
iShares U.S. & International High Yield Corp Bond ETF	6.9%
Nuveen Preferred Securities Fund, Institutional Class	6.1%
iShares JP Morgan EM Local Currency Bond ETF	6.1%
Invesco Oppenheimer International Bond Fund, Class Y	6.0%
iShares Core S&P 500 ETF	5.1%
iShares MSCI Japan ETF	4.0%
Other	19.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2019 Annual Report	11

Statement of Investments

October 31, 2019

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (24.9%)
Fixed Income Funds (24.9%)
Eaton Vance Floating-Rate Fund, Class I	185,195	$1,620,452
Invesco Oppenheimer International Bond Fund, Class Y	138,749	767,284
Nuveen Preferred Securities Fund, Institutional Class	44,487	772,735
		3,160,471
Total Mutual Funds		3,160,471
EXCHANGE-TRADED FUNDS (73.3%)
Equity Funds (56.3%)
iShares Core S&P 500 ETF	2,124	647,756
iShares Emerging Markets Dividend ETF	13,332	509,282
iShares MSCI EAFE Value ETF	23,279	1,140,788
iShares MSCI Japan ETF	8,728	512,159
iShares MSCI Pacific ex Japan ETF	5,631	258,407
iShares MSCI United Kingdom ETF (a)	8,091	263,200
iShares Select Dividend ETF	9,901	1,010,793
Vanguard High Dividend Yield ETF	22,740	2,038,869
WisdomTree Europe Hedged Equity Fund	5,580	379,552
X-trackers MSCI Japan Hedged Equity ETF	9,253	381,871
		7,142,677
Fixed Income Funds (17.0%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	1,230	125,153
iShares Emerging Markets High Yield Bond ETF	8,180	382,988
iShares JP Morgan EM Local Currency Bond ETF	16,838	768,318
iShares U.S. & International High Yield Corp Bond ETF	17,876	876,283
		2,152,742
Total Exchange-Traded Funds		9,295,419

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (1.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (b)	237,195	$237,195
Total Short-Term Investment		237,195
Total Investments (Cost $12,404,735) (c)—100.1%		12,693,085
Liabilities in Excess of Other Assets—(0.1)%		(15,169)
Net Assets—100.0%		$12,677,916

(a)     All or a portion of the securities are on loan. The total value of all securities on loan is $29,277. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(f) for additional information.

(b)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(c)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF         Exchange-Traded Fund

See accompanying Notes to Financial Statements.

12	2019 Annual Report

Aberdeen Dynamic Allocation Fund (Unaudited)

Aberdeen Dynamic Allocation Fund returned 9.72% (Institutional Class shares net of fees) for the 12-month period ended October 31, 2019, versus the 13.22% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, and the 12.90% return of its secondary benchmark, a 60%/40% blend of the MSCI AC World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period.

Global equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in U.S.-China trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points (bps) – 0.25% – in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory, and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift towards the end of the reporting period.

The U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51% over the 12-month period ended October 31, 2019, bolstered largely by the Fed’s dovish monetary policy tone. U.S. corporate bonds outperformed comparable-duration2 U.S. Treasury securities. Treasury yields moved significantly lower across the curve as over $16 trillion in global bonds traded at negative yields as of the end of the reporting period. Yields on the two- and ten-year Treasury notes fell 135 and 146 bps to 1.52% and 1.69%, respectively, over the reporting period. Consequently, the ten- to two-year yield curve narrowed by 11 bps to +17 bps (0.17%).

The most notable detractors from Fund performance for reporting period included positions in U.S. floating-rate notes and U.S. small-cap equities. The most notable contributors to Fund performance over the period were holdings in hedged European equities, the S&P 500 Index, and U.S. mid-cap stocks.

During the reporting period, we reduced the Fund’s exposure to Japanese equities, euro-hedged stocks and U.S. small-cap equities, and increased the exposure to Eurozone stocks and U.S. large-cap equities.

We are cautiously optimistic on the outlook for the global economy. The fourth mid-cycle slowdown of the current economic expansion has come and gone and we believe that the economic cycle has further to run. The uncertainty of trade tariffs have been offset by stimulus in both China and the U.S. The Fed again has begun to expand its balance sheet, providing liquidity support.

Phase 1 of the U.S.-China trade tariff discussions may be approved soon, although we would not be surprised if they were delayed. In our view, the most important market implication is that extreme scenarios of dramatically higher tariffs have been taken off the table for now. Should they re-enter the base case, an economic reassessment would be necessary. We believe that there are still adequate levels of policy support to keep most global economies in low-growth mode.

Corporate margins are relatively high, helped by recently lower taxes and low labor costs. However, labor costs are rising, supporting consumer spending, but not enough to raise the cost of labor inputs. Valuations are slightly above their historical averages in parts of the U.S. equity market, with lower valuations elsewhere, though they come with lower growth estimates.

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2019 Annual Report	13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

14	2019 Annual Report

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC w/SC2	9.40% 3.07%	3.49% 2.27%	6.03% 5.41%
Class C	w/o SC w/SC3	8.56% 7.56%	2.76% 2.76%	5.29% 5.29%
Class R4	w/o SC	8.95%	3.11%	5.69%
Institutional Service Class[4,5]	w/o SC	9.64%	3.78%	6.25%
Institutional Class[4]	w/o SC	9.72%	3.81%	6.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

5             Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the previous performance of the Fund’s Class A shares. Returns of the Institutional Service Class have not been adjusted to reflect the expenses applicable to the class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	15

Aberdeen Dynamic Allocation Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Exchange-Traded Funds	84.7%
Mutual Funds	13.5%
Short-Term Investment	0.6%
Other Assets in Excess of Liabilities	1.2%
100.0%

Top Industries
Equity Funds	67.8%
Fixed Income Funds	30.4%
Other	1.8%
100.0%

Top Holdings*
iShares Core S&P 500 ETF	15.0%
WisdomTree Europe Hedged Equity Fund	10.1%
Eaton Vance Floating-Rate Fund, Class I	9.4%
iShares Russell 2000 ETF	9.0%
iShares Russell Mid-Cap ETF	9.0%
iShares Edge U.S. Fixed Income Balanced Risk ETF	6.1%
iShares MSCI EAFE ETF	5.2%
iShares MSCI Eurozone ETF	5.1%
iShares MSCI Japan ETF	5.0%
iShares MSCI Emerging Markets ETF	4.2%
Other	21.9%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

16	2019 Annual Report

Statement of Investments

October 31, 2019

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (13.5%)
Fixed Income Funds (13.5%)
Eaton Vance Floating-Rate Fund, Class I	120,743	$ 1,056,501
Invesco Oppenheimer International Bond Fund, Class Y	62,403	345,086
Nuveen Preferred Securities Fund, Institutional Class	6,527	113,379
		1,514,966
Total Mutual Funds		1,514,966
EXCHANGE-TRADED FUNDS (84.7%)
Equity Funds (67.8%)
iShares Core S&P 500 ETF	5,531	1,686,789
iShares MSCI EAFE ETF	8,692	586,015
iShares MSCI Emerging Markets ETF	11,155	474,980
iShares MSCI Eurozone ETF	14,116	570,569
iShares MSCI Japan ETF	9,612	564,032
iShares Russell 2000 ETF (a)	6,493	1,009,337
iShares Russell Mid-Cap ETF	17,836	1,008,626
Vanguard High Dividend Yield ETF	2,570	230,426
WisdomTree Europe Hedged Equity Fund	16,725	1,137,634
X-trackers MSCI Japan Hedged Equity ETF	8,341	344,233
		7,612,641
Fixed Income Funds (16.9%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	6,690	680,712
iShares Emerging Markets High Yield Bond ETF	4,729	221,412
iShares JP Morgan EM Local Currency Bond ETF	9,734	444,162
iShares TIPS Bond ETF	964	111,882
iShares U.S. & International High Yield Corp Bond ETF	9,109	446,524
		1,904,692
Total Exchange-Traded Funds		9,517,333

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (0.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (b)	63,413	$ 63,413
Total Short-Term Investment		63,413
Total Investments (Cost $10,263,167) (c)—98.8%		11,095,712
Other Assets in Excess of Liabilities—1.2%		140,153
Net Assets—100.0%		$11,235,865

(a) All or a portion of the securities are on loan. The total value of all securities on loan is $746,160. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(f) for additional information.

(b) Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(c) See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF      Exchange-Traded Fund

TIPS     Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2019 Annual Report	17

Statements of Assets and Liabilities

October 31, 2019

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

Assets:
Investments, at value	$ 28,492,616	$12,455,890	$11,032,299
Short-term investments, at value	4,559,235	237,195	63,413
Receivable for investments sold	–	–	154,164
Interest and dividends receivable	33,066	12,287	5,882
Receivable from Adviser	3,929	7,690	7,558
Receivable for capital shares issued	10,374	–	499
Securities lending income receivable	66	341	434
Prepaid expenses	35,528	34,690	34,671
Total assets	33,134,814	12,748,093	11,298,920

Liabilities:
Payable for investments purchased	1,460,377	12,617	5,779
Payable for capital shares redeemed	43,327	7	49
Accrued expenses and other payables:
Audit fees	26,281	26,280	26,280
Printing fees	15,873	12,236	13,469
Transfer agent fees	5,660	5,636	6,034
Distribution fees	4,207	5,373	3,536
Investment advisory fees	3,666	1,599	1,438
Sub-transfer agent and administrative services fees	3,177	840	1,076
Administration fees	1,955	853	767
Custodian fees	774	592	578
Legal fees	737	319	290
Fund accounting fees	562	270	229
Other	3,757	3,555	3,530
Total liabilities	1,570,353	70,177	63,055
Net Assets	$ 31,564,461	$12,677,916	$11,235,865

Cost:
Investments	$ 27,996,083	$12,167,540	$10,199,754
Short-term investment	4,559,235	237,195	63,413
Represented by:
Capital	$ 37,644,103	$12,374,373	$10,218,065
Distributable earnings (accumulated loss)	(6,079,642)	303,543	1,017,800
Net Assets	$ 31,564,461	$12,677,916	$11,235,865
Net Assets:
Class A Shares	$ 10,301,168	$7,372,410	$8,321,938
Class C Shares	1,702,916	4,470,806	1,950,549
Class R Shares	1,282,780	117,015	261,429
Institutional Service Class Shares	4,287	–	5,302
Institutional Class Shares	18,273,310	717,685	696,647
Total	$ 31,564,461	$12,677,916	$11,235,865

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18	2019 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2019

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

Shares Outstanding (Unlimited number of shares authorized):
Class A Shares	801,203	597,572	602,353
Class C Shares	138,026	370,952	144,338
Class R Shares	100,823	9,574	19,045
Institutional Service Class Shares	330	–	386
Institutional Class Shares	1,404,275	58,106	50,474
Total	2,444,657	1,036,204	816,596

Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.86	$12.34	$13.82
Class C Shares (a)	$12.34	$12.05	$13.51
Class R Shares	$12.72	$12.22	$13.73
Institutional Service Class Shares	$12.99	$–	$13.74
Institutional Class Shares	$13.01	$12.35	$13.80
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.64	$13.09	$14.66
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	19

Statements of Operations

For the Year Ended October 31, 2019

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

INVESTMENT INCOME:
Dividend income	$576,946	$547,394	$324,734
Interest income	31,128	6,661	4,999
Securities lending income, net	671	2,049	4,059
Total Income	608,745	556,104	333,792

EXPENSES:
Investment advisory fees	44,161	20,267	17,252
Trustee fees	1,826	837	716
Administration fees	23,552	10,809	9,201
Legal fees	2,475	1,129	975
Audit fees	26,660	26,660	26,660
Printing fees	21,007	17,397	15,804
Custodian fees	5,284	4,869	4,517
Transfer agent fees	20,176	17,827	20,900
Distribution fees Class A	27,966	17,556	19,739
Distribution fees Class C	23,655	55,851	26,881
Distribution fees Class R	6,495	786	1,236
Sub-transfer agent and administrative service fees Class A	15,341	4,582	6,103
Sub-transfer agent and administrative service fees Institutional Class	7,260	377	292
Sub-transfer agent and administrative service fees Class C	2,723	3,444	2,578
Sub-transfer agent and administrative service fees Class R	2,265	241	492
Fund accounting fees	3,511	1,634	1,368
Registration and filing fees	67,092	66,120	65,983
Other	21,169	19,062	18,750
Total operating expenses before reimbursed/waived expenses	322,618	269,448	239,447
Expenses reimbursed/waived by investment advisor	(173,291)	(156,654)	(156,243)
Net expenses	149,327	112,794	83,204
Net Investment Income	459,418	443,310	250,588

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying funds	196,197	–	–
Realized gain/(loss) from investment transactions	(93,243)	(31,662)	159,769
Net realized gain/(loss) from investments	102,954	(31,662)	159,769
Net change in unrealized appreciation/(depreciation)	373,915	595,858	603,238
Net realized/unrealized gain from investments	476,869	564,196	763,007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$936,287	$1,007,506	$1,013,595

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20	2019 Annual Report

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund*		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$459,418	$386,356	$443,310	$482,516	$250,588	$255,045
Net realized gain/(loss) from investments	102,954	313,343	(31,662)	603,158	159,769	365,568
Net change in unrealized appreciation/(depreciation) on investments	373,915	(839,320)	595,858	(1,554,480)	603,238	(893,286)
Changes in net assets resulting from operations	936,287	(139,621)	1,007,506	(468,806)	1,013,595	(272,673)

Distributions to Shareholders From:
Distributable earnings:
Class A	(179,734)	(134,225)	(279,268)	(194,524)	(310,871)	(153,622)
Class C	(30,948)	(19,245)	(209,228)	(194,280)	(120,564)	(64,868)
Class R	(18,112)	(10,473)	(5,811)	(3,770)	(9,551)	(4,559)
Institutional Service Class	(61)	(33)	(87)	(532)	(446)	(276)
Institutional Class	(280,886)	(218,643)	(31,299)	(34,032)	(28,829)	(21,225)
	(509,741)	(382,619)	(525,693)	(427,138)	(470,261)	(244,550)

Tax return of capital:
Class A	(51,643)	–	–	–	–	–
Class C	(10,921)	–	–	–	–	–
Class R	(5,997)	–	–	–	–	–
Institutional Service Class	(16)	–	–	–	–	–
Institutional Class	(67,338)	–	–	–	–	–
	(135,915)	–	–	–	–	–
Change in net assets from shareholder distributions	(645,656)	(382,619)	(525,693)	(427,138)	(470,261)	(244,550)
Change in net assets from capital transactions	(178,856)	(9,935,523)	(2,598,287)	(2,847,645)	(1,058,589)	(3,344,847)
Change in net assets	111,775	(10,457,763)	(2,116,474)	(3,743,589)	(515,255)	(3,862,070)
Net Assets:
Beginning of year	31,452,686	41,910,449	14,794,390	18,537,979	11,751,120	15,613,190
End of year	$31,564,461	$31,452,686	$12,677,916	$14,794,390	$11,235,865	$11,751,120

*  Effective August 13, 2019, the Institutional Service Class had zero assets. On September 6, 2019, the Aberdeen Diversified Income Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund*		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,977,022	$2,321,859	$2,349,501	$1,553,612	$1,815,859	$839,302
Dividends reinvested	189,635	105,341	183,220	125,835	204,520	97,628
Cost of shares redeemed	(3,153,835)	(7,752,459)	(2,191,338)	(1,330,889)	(1,130,079)	(1,172,767)

Total Class A	(987,178)	(5,325,259)	341,383	348,558	890,300	(235,837)

Class C Shares
Proceeds from shares issued	27,135	106,934	97,925	157,067	36,380	64,998
Dividends reinvested	35,927	16,524	196,196	166,216	108,681	57,853
Cost of shares redeemed	(2,010,328)	(1,515,135)	(3,131,792)	(2,756,281)	(2,140,317)	(2,412,663)

Total Class C	(1,947,266)	(1,391,677)	(2,837,671)	(2,432,998)	(1,995,256)	(2,289,812)

Class R Shares
Proceeds from shares issued	279,474	412,420	21,504	83,199	7,029	17,100
Dividends reinvested	23,055	9,659	2,009	951	9,515	4,200
Cost of shares redeemed	(352,420)	(524,076)	(80,340)	(271,039)	(6,912)	(245,118)

Total Class R	(49,891)	(101,997)	(56,827)	(186,889)	9,632	(223,818)

Institutional Service Class Shares
Proceeds from shares issued	1,477	1,195	–	–	–	–
Dividends reinvested	77	33	87	532	446	276
Cost of shares redeemed	(126)	(13)	(2,912)	(35,347)	(6,581)	–
Total Institutional Service Class	1,428	1,215	(2,825)	(34,815)	(6,135)	276
Institutional Class Shares
Proceeds from shares issued	6,280,378	9,445,083	47,421	394,039	49,585	65,225
Dividends reinvested	344,714	207,085	29,001	27,179	27,296	16,447
Cost of shares redeemed	(3,821,041)	(12,769,973)	(118,769)	(962,719)	(34,011)	(677,328)

Total Institutional Class	2,804,051	(3,117,805)	(42,347)	(541,501)	42,870	(595,656)

Change in net assets from capital transactions:	$(178,856)	$(9,935,523)	$(2,598,287)	$(2,847,645)	$(1,058,589)	$(3,344,847)

*  Effective August 13, 2019, the Institutional Service Class had zero assets. On September 6, 2019, the Aberdeen Diversified Income Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22	2019 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund*		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	156,671	177,548	197,049	124,609	138,071	60,071
Reinvested	15,177	8,137	15,675	10,154	16,207	6,999
Redeemed	(247,751)	(597,081)	(185,045)	(106,778)	(83,669)	(84,241)
Total Class A Shares	(75,903)	(411,396)	27,679	27,985	70,609	(17,171)
Class C Shares
Issued	2,225	8,610	8,492	12,905	2,864	4,763
Reinvested	3,019	1,328	17,502	13,704	9,012	4,234
Redeemed	(166,124)	(121,794)	(268,486)	(227,114)	(166,043)	(176,390)
Total Class C Shares	(160,880)	(111,856)	(242,492)	(200,505)	(154,167)	(167,393)
Class R Shares
Issued	22,239	32,100	1,834	6,599	533	1,234
Reinvested	1,867	754	175	78	765	303
Redeemed	(28,112)	(40,774)	(6,580)	(21,804)	(538)	(17,883)
Total Class R Shares	(4,006)	(7,920)	(4,571)	(15,127)	760	(16,346)
Institutional Service Class Shares
Issued	115	91	–	–	–	–
Reinvested	6	3	7	43	36	20
Redeemed	(10)	(1)	(244)	(2,838)	(496)	–
Total Institutional Service Class Shares	111	93	(237)	(2,795)	(460)	20
Institutional Class Shares
Issued	485,441	718,511	3,959	31,454	3,753	4,690
Reinvested	27,244	15,835	2,498	2,190	2,170	1,181
Redeemed	(298,910)	(972,808)	(9,869)	(77,282)	(2,556)	(48,750)
Total Institutional Class Shares	213,775	(238,462)	(3,412)	(43,638)	3,367	(42,879)
Total change in shares:	(26,903)	(769,541)	(223,033)	(234,080)	(79,891)	(243,769)

*   Effective August 13, 2019, the Institutional Service Class had zero assets. On September 6, 2019, the Aberdeen Diversified Income Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report	23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 12.72	$ 0.18	$ 0.22	$ 0.40	$(0.20)	$(0.06)	$(0.26)	$12.86
Year Ended October 31, 2018	12.94	0.13	(0.21)	(0.08)	(0.14)	–	(0.14)	12.72
Year Ended October 31, 2017	12.56	0.09	0.39	0.48	(0.10)	–	(0.10)	12.94
Year Ended October 31, 2016	12.82	0.13	(0.24)	(0.11)	(0.15)	–	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	–	(0.28)	12.82
Class C Shares
Year Ended October 31, 2019	12.21	0.11	0.20	0.31	(0.12)	(0.06)	(0.18)	12.34
Year Ended October 31, 2018	12.42	0.05	(0.20)	(0.15)	(0.06)	–	(0.06)	12.21
Year Ended October 31, 2017	12.05	0.01	0.37	0.38	(0.01)	–	(0.01)	12.42
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	–	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	–	(0.27)	12.33
Class R Shares
Year Ended October 31, 2019	12.59	0.14	0.22	0.36	(0.17)	(0.06)	(0.23)	12.72
Year Ended October 31, 2018	12.81	0.09	(0.21)	(0.12)	(0.10)	–	(0.10)	12.59
Year Ended October 31, 2017	12.44	0.05	0.38	0.43	(0.06)	–	(0.06)	12.81
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	–	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	–	(0.28)	12.72
Institutional Service Class Shares
Year Ended October 31, 2019	12.85	0.21	0.23	0.44	(0.24)	(0.06)	(0.30)	12.99
Year Ended October 31, 2018	13.07	0.18	(0.21)	(0.03)	(0.19)	–	(0.19)	12.85
Year Ended October 31, 2017	12.68	0.12	0.41	0.53	(0.14)	–	(0.14)	13.07
Year Ended October 31, 2016	12.94	0.15	(0.22)	(0.07)	(0.19)	–	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	–	(0.32)	12.94
Institutional Class Shares
Year Ended October 31, 2019	12.87	0.23	0.22	0.45	(0.25)	(0.06)	(0.31)	13.01
Year Ended October 31, 2018	13.08	0.18	(0.21)	(0.03)	(0.18)	–	(0.18)	12.87
Year Ended October 31, 2017	12.68	0.14	0.40	0.54	(0.14)	–	(0.14)	13.08
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	–	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	–	(0.32)	12.93

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

24	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)

3.24%	$ 10,301	0.64%		1.20%		1.42%	14.30%
(0.63%)	11,160	0.63	%(f)	1.10	%(f)	1.02%	18.23%
3.82%	16,672	0.65	%(f)	1.01	%(f)	0.75%	26.64%
(0.87%)	16,106	0.62	%(f)	0.88	%(f)	1.01%	36.02%
(1.68%)	27,238	0.57%		0.80%		1.31%	78.72%

2.58%	1,703	1.25%		1.92%		0.92%	14.30%
(1.25%)	3,650	1.25	%(f)	1.83	%(f)	0.41%	18.23%
3.20%	5,101	1.25	%(f)	1.75	%(f)	0.10%	26.64%
(1.45%)	10,664	1.25	%(f)	1.60	%(f)	0.34%	36.02%
(2.35%)	16,740	1.25%		1.48%		0.79%	78.72%

2.91%	1,283	0.92%		1.48%		1.14%	14.30%
(0.94%)	1,320	0.94	%(f)	1.41	%(f)	0.73%	18.23%
3.49%	1,444	0.95	%(f)	1.32	%(f)	0.42%	26.64%
(1.17%)	1,858	0.92	%(f)	1.18	%(f)	0.58%	36.02%
(1.98%)	1,341	0.87%		1.10%		0.81%	78.72%

3.51%	4	0.35%		0.91%		1.66%	14.30%
(0.28%)	3	0.32	%(f)	0.79	%(f)	1.37%	18.23%
4.18%	2	0.29	%(f)	0.66	%(f)	0.97%	26.64%
(0.55%)	19	0.32	%(f)	0.58	%(f)	1.22%	36.02%
(1.38%)	19	0.25%		0.48%		1.54%	78.72%

3.55%	18,273	0.25%		0.85%		1.81%	14.30%
(0.22%)	15,319	0.25	%(f)	0.80	%(f)	1.40%	18.23%
4.26%	18,691	0.25	%(f)	0.70	%(f)	1.12%	26.64%
(0.51%)	30,431	0.25	%(f)	0.55	%(f)	1.58%	36.02%
(1.38%)	104,291	0.25%		0.48%		1.59%	78.72%

2019 Annual Report	25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$11.88	$0.43	$ 0.51	$ 0.94	$(0.40)	$(0.08)	$(0.48)	$12.34
Year Ended October 31, 2018	12.57	0.39	(0.72)	(0.33)	(0.36)	–	(0.36)	11.88
Year Ended October 31, 2017	11.76	0.38	0.81	1.19	(0.38)	–	(0.38)	12.57
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Class C Shares
Year Ended October 31, 2019	11.62	0.34	0.49	0.83	(0.32)	(0.08)	(0.40)	12.05
Year Ended October 31, 2018	12.29	0.31	(0.71)	(0.40)	(0.27)	–	(0.27)	11.62
Year Ended October 31, 2017	11.49	0.29	0.79	1.08	(0.28)	–	(0.28)	12.29
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Class R Shares
Year Ended October 31, 2019	11.77	0.40	0.49	0.89	(0.36)	(0.08)	(0.44)	12.22
Year Ended October 31, 2018	12.43	0.35	(0.71)	(0.36)	(0.30)	–	(0.30)	11.77
Year Ended October 31, 2017	11.63	0.34	0.81	1.15	(0.35)	–	(0.35)	12.43
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Institutional Class Shares
Year Ended October 31, 2019	11.88	0.46	0.52	0.98	(0.43)	(0.08)	(0.51)	12.35
Year Ended October 31, 2018	12.57	0.43	(0.73)	(0.30)	(0.39)	–	(0.39)	11.88
Year Ended October 31, 2017	11.75	0.42	0.81	1.23	(0.41)	–	(0.41)	12.57
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

26	2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)

8.26%	$ 7,372	0.57%		1.70%		3.54%	4.19%
(2.71%)	6,769	0.57	%(f)	1.40	%(f)	3.17%	52.48%
10.27%	6,811	0.58%		1.36%		3.17%	27.52%
4.00%	5,390	0.56%		1.22%		3.02%	20.87%
(2.21%)	6,291	0.53	%(f)	1.16	%(f)	3.07%	50.74%

7.47%	4,471	1.25%		2.44%		2.88%	4.19%
(3.35%)	7,125	1.25	%(f)	2.14	%(f)	2.52%	52.48%
9.55%	10,003	1.25%		2.11%		2.46%	27.52%
3.24%	12,293	1.25%		1.96%		2.33%	20.87%
(2.96%)	14,396	1.25	%(f)	1.88	%(f)	2.33%	50.74%

7.90%	117	0.90%		2.03%		3.37%	4.19%
(2.95%)	167	0.88	%(f)	1.71	%(f)	2.87%	52.48%
10.00%	364	0.83%		1.61%		2.86%	27.52%
3.65%	313	0.85%		1.51%		2.77%	20.87%
(2.75%)	421	0.98	%(f)	1.61	%(f)	2.64%	50.74%

8.62%	718	0.25%		1.43%		3.82%	4.19%
(2.46%)	731	0.25	%(f)	1.14	%(f)	3.48%	52.48%
10.66%	1,322	0.25%		1.09%		3.47%	27.52%
4.30%	1,129	0.25%		0.95%		3.32%	20.87%
(1.91%)	1,314	0.25	%(f)	0.88	%(f)	3.30%	50.74%

2019 Annual Report	27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$13.20	$ 0.31	$ 0.87	$ 1.18	$(0.30)	$(0.26)	$(0.56)	$13.82
Year Ended October 31, 2018	13.81	0.29	(0.61)	(0.32)	(0.29)	–	(0.29)	13.20
Year Ended October 31, 2017	12.76	0.26	1.09	1.35	(0.30)	–	(0.30)	13.81
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	–	(0.34)	12.86
Class C Shares
Year Ended October 31, 2019	12.93	0.22	0.83	1.05	(0.21)	(0.26)	(0.47)	13.51
Year Ended October 31, 2018	13.53	0.19	(0.60)	(0.41)	(0.19)	–	(0.19)	12.93
Year Ended October 31, 2017	12.49	0.17	1.07	1.24	(0.20)	–	(0.20)	13.53
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	–	(0.26)	12.60
Class R Shares
Year Ended October 31, 2019	13.13	0.26	0.85	1.11	(0.25)	(0.26)	(0.51)	13.73
Year Ended October 31, 2018	13.73	0.24	(0.61)	(0.37)	(0.23)	–	(0.23)	13.13
Year Ended October 31, 2017	12.68	0.22	1.08	1.30	(0.25)	–	(0.25)	13.73
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	–	(0.29)	12.79
Institutional Service Class Shares
Year Ended October 31, 2019	13.14	0.37	0.83	1.20	(0.34)	(0.26)	(0.60)	13.74
Year Ended October 31, 2018	13.75	0.34	(0.62)	(0.28)	(0.33)	–	(0.33)	13.14
Year Ended October 31, 2017	12.70	0.30	1.09	1.39	(0.34)	–	(0.34)	13.75
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	–	(0.37)	12.81
Institutional Class Shares
Year Ended October 31, 2019	13.18	0.35	0.86	1.21	(0.33)	(0.26)	(0.59)	13.80
Year Ended October 31, 2018	13.79	0.33	(0.61)	(0.28)	(0.33)	–	(0.33)	13.18
Year Ended October 31, 2017	12.72	0.30	1.10	1.40	(0.33)	–	(0.33)	13.79
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	–	(0.37)	12.81

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “—” are $0 or round to $0.

See accompanying Notes to Financial Statements.

28	2019 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)

9.40%		$ 8,322	0.58%	1.91%	2.30%	4.10%
(2.44%)		7,020	0.58%	1.61%	2.09%	23.56%
10.71%		7,583	0.58%	1.47%	2.00%	56.19%
1.30%		7,641	0.56%	1.24%	1.92%	40.08%
(0.82%)		8,677	0.53%	1.19%	2.50%	40.49%

8.56%		1,951	1.25%	2.68%	1.72%	4.10%
(3.12%)		3,859	1.25%	2.37%	1.41%	23.56%
10.04%		6,302	1.25%	2.23%	1.29%	56.19%
0.58%		9,470	1.25%	2.00%	1.24%	40.08%
(1.55%)		11,687	1.25%	1.91%	1.78%	40.49%

8.95%		261	0.95%	2.28%	1.94%	4.10%
(2.78%)		240	0.89%	1.92%	1.72%	23.56%
10.38%		475	0.95%	1.83%	1.64%	56.19%
0.84%		508	0.93%	1.61%	1.52%	40.08%
(1.16%)		501	0.96%	1.62%	2.04%	40.49%

9.64%		5	0.25%	1.58%	2.77%	4.10%
(2.13%)		11	0.25%	1.28%	2.42%	23.56%
11.13%		11	0.25%	1.13%	2.30%	56.19%
1.58%		10	0.25%	0.93%	2.22%	40.08%
(0.53	%)(f)	10	0.25%	0.91%	2.56%	40.49%

9.72%		697	0.25%	1.63%	2.64%	4.10%
(2.16%)		621	0.25%	1.31%	2.37%	23.56%
11.13%		1,241	0.25%	1.23%	2.30%	56.19%
1.57%		1,275	0.25%	1.02%	2.26%	40.08%
(0.53%)		1,675	0.25%	0.91%	2.73%	40.49%

2019 Annual Report	29

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2019, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–  Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)

–  Aberdeen Diversified Income Fund (“Diversified Income Fund”)

–  Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange-traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a

30	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

“government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board of Trustees of the Trust (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•         Level 1 – quoted prices in active markets for identical investments;

•         Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•         Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	23,192,004	–	–	23,192,004
Exchange-Traded Funds	5,300,612	–	–	5,300,612
Short-Term Investment	4,559,235	–	–	4,559,235
	33,051,851	–	–	33,051,851
Diversified Income Fund
Investments in Securities
Mutual Funds	3,160,471	–	–	3,160,471
Exchange-Traded Funds	9,295,419	–	–	9,295,419
Short-Term Investment	237,195	–	–	237,195
	12,693,085	–	–	12,693,085
Dynamic Allocation Fund
Investments in Securities
Mutual Funds	1,514,966	–	–	1,514,966
Exchange-Traded Funds	9,517,333	–	–	9,517,333
Short-Term Investment	63,413	–	–	63,413
	11,095,712	–	–	11,095,712

Amounts listed as “–” are $0 or round to $0.

For the fiscal year ended October 31, 2019, there were no significant changes to the fair valuation methodologies.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

2019 Annual Report	31

Notes to Financial Statements (continued)

October 31, 2019

c.             Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’ shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

d.            Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

e.             Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

f.                Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2019, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Diversified Alternatives Fund	$969,517	$–	$1,006,439
Diversified Income Fund	29,277	–	30,602
Dynamic Allocation Fund	746,160	–	780,398

32	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Standard Investments Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on such Fund’s average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2020 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Total*
Diversified Alternatives Fund	$202,256	$180,434	$173,291	$555,981
Diversified Income Fund	155,750	146,502	156,654	458,906
Dynamic Allocation Fund	159,325	146,489	156,243	462,057

*                    Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2019, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.            Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.             Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares

2019 Annual Report	33

Notes to Financial Statements (continued)

October 31, 2019

of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)  0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2019 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of Class C (and certain Class A) shares
Diversified Alternatives Fund	$ 250	$ 40
Diversified Income Fund	4,203	97
Dynamic Allocation Fund	1,740	5
Total Retained	6,193	142

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2020, the administrative services fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2019 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Diversified Alternatives Fund	$15,341	$2,723	$2,265	$–	$7,260
Diversified Income Fund	4,582	3,444	241	–	377
Dynamic Allocation Fund	6,103	2,578	492	–	292

Amounts listed as “–” are $0 or round to $0.

34	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

4. Investment Transactions

Purchases and sales of Underlying Funds for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$4,022,554	$5,622,694
Diversified Income Fund	553,720	3,200,257
Dynamic Allocation Fund	461,535	1,756,400

5. Portfolio Investment Risks

Principal Risks of the Funds

a.             Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.            Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class), the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.             Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.            Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

e.             Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

2019 Annual Report	35

Notes to Financial Statements (continued)

October 31, 2019

f.                Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

g.            Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

h.            Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

i.                Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

a.             Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.            Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.             Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

36	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

d.            Credit Risk

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

e.             Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.                Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.            Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

h.            Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

i.                Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

j.                Foreign Securities Risk

The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

k.             High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

l.                Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take

2019 Annual Report	37

Notes to Financial Statements (continued)

October 31, 2019

advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

m.        Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settles.

n.            Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.            Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

p.            Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market in which an Underlying Fund invests.

q.            Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

r.               Real Estate Investment Trusts (“REIT”) and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

s.             Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

t.                Short Sale Risk

The Funds may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

u.            Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Securities of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of a Fund’s investment decrease, you may lose money.

38	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

v.             Valuation Risk

The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the Funds’ prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of October 31, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Alternatives Fund	$33,044,496	$386,287	$(378,932)	$ 7,355
Diversified Income Fund	12,455,195	440,937	(203,047)	237,890
Dynamic Allocation Fund	10,274,587	915,691	(94,566)	821,125

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

			Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$509,741	$ –	$509,741	$–	$135,915	$645,656
Diversified Income Fund	411,482	114,211	525,693	–	–	525,693
Dynamic Allocation Fund	237,376	232,885	470,261	–	–	470,261

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

			Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$382,619	$–	$382,619	$–	$–	$382,619
Diversified Income Fund	427,138	–	427,138	–	–	427,138
Dynamic Allocation Fund	244,550	–	244,550	–	–	244,550

Amounts listed as “–” are $0 or round to $0.

2019 Annual Report	39

Notes to Financial Statements (continued)

October 31, 2019

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$ –	$ –	$–	$–	$–	$–	$ 7,355	$(6,086,997)	$(6,079,642)
Diversified Income Fund	–	61,227	4,421	–	–	–	–	237,895	–	303,543
Dynamic Allocation Fund	–	25,789	170,883	–	–	–	–	821,128	–	1,017,800

*      The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**    As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2019, for federal tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund with no expiration.

Fund	Amount	Expires
Diversified Alternatives Fund	$4,597,980	Unlimited (Short-Term	)
Diversified Alternatives Fund	1,489,017	Unlimited (Long-Term	)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to capital loss carryforwards that expired current year. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Diversified Alternatives Fund	$(1,084,237)	$1,084,237
Diversified Income Fund	–	–
Dynamic Allocation Fund	–	–

Amounts listed as “–” are $0 or round to $0.

8. Significant Shareholders

As of October 31, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	62.7%	4
Diversified Income Fund	49.1	4
Dynamic Allocation Fund	22.2	1

40	2019 Annual Report

Notes to Financial Statements (concluded)

October 31, 2019

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $200,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. During the fiscal year ended October 31, 2019 the Funds did not borrow under the Credit Facility.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2019, except as noted below.

At the December 11, 2019 Board meeting, the Board approved a reduction in the Credit Facility from $200,000,000 to $150,000,000 effective on or around December 30, 2019.

2019 Annual Report	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, and Aberdeen Dynamic Allocation Fund, three of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds), including the statement of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2019

42	2019 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

During the year ended October 31, 2019, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Diversified Income Fund	$114,211
Dynamic Allocation Fund	$232,885

2019 Annual Report	43

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2019 and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2019	Actual Ending Account Value, October 31, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$1,013.70	$1,021.98	$3.25	$3.26	0.64%
	Class C	$1,000.00	$1,010.60	$1,018.90	$6.33	$6.36	1.25%
	Class R	$1,000.00	$1,011.60	$1,020.52	$4.72	$4.74	0.93%
	Institutional Service Class	$1,000.00	$1,015.00	$1,023.44	$1.78	$1.79	0.35%
	Institutional Class	$1,000.00	$1,015.30	$1,023.95	$1.27	$1.28	0.25%
Diversified Income Fund	Class A	$1,000.00	$1,024.50	$1,022.33	$2.91	$2.91	0.57%
	Class C	$1,000.00	$1,020.30	$1,018.90	$6.37	$6.36	1.25%
	Class R	$1,000.00	$1,022.10	$1,020.57	$4.69	$4.69	0.92%
	Institutional Class	$1,000.00	$1,025.80	$1,023.95	$1.28	$1.28	0.25%
Dynamic Allocation Fund	Class A	$1,000.00	$1,022.00	$1,022.28	$2.96	$2.96	0.58%
	Class C	$1,000.00	$1,017.80	$1,018.90	$6.36	$6.36	1.25%
	Class R	$1,000.00	$1,019.60	$1,020.42	$4.84	$4.84	0.95%
	Institutional Service Class	$1,000.00	$1,023.00	$1,023.95	$1.27	$1.28	0.25%
	Institutional Class	$1,000.00	$1,023.50	$1,023.95	$1.28	$1.28	0.25%

*               Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

**           The expense ratio presented represents a six-month, annualized ratio.

+             Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.

1             Represents the hypothetical 5% return before expenses.

44	2019 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 12, 2019, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Standard Investments Inc. (“ASII” or the “Adviser”) for each of the following series of the Trust: Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 6, 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 12, 2019, the “Meetings”).

In connection with the Meetings, the Board received and reviewed a variety of information provided by the Adviser relating to the Funds, the Agreements and the Adviser, including fee and expense information, comparative performance and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The materials provided to the Board generally included, among other items: (i) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations; (ii) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (iii) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iv) information about the profitability of the Agreements to the Adviser; (v) sales and redemption data with respect to each Fund; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund’s investment objective and strategies; (ii) the Adviser’s investment personnel and operations; (iii) the Adviser’s financial results and financial condition; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from ASII.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Adviser’s management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available.

The Trustees also considered ASII’s performance and reputation generally, the historical responsiveness of ASII to Trustee concerns about performance, the performance of the fund family generally, and the willingness of ASII to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Adviser since it commenced management of the Funds.

Based on these factors, the Board determined that the Adviser is an appropriate investment adviser for the Funds.

The Board noted that it would continue to monitor the Funds’ performance and any actions taken by ASII and its affiliates relating to performance.

2019 Annual Report	45

Supplemental Information (Unaudited) (continued)

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates’ relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees were reasonable and supported the renewal of the Agreements.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. ASII’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the Adviser’s risk management processes. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•         whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.

46	2019 Annual Report

Supplemental Information (Unaudited) (concluded)

•         the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.

•         so-called “fallout benefits” to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•         the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

*   *   *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2019 Annual Report	47

Management of the Funds (Unaudited)

As of October 31, 2019

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	27	Director of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	26	Director of CenturyLink Investment Management Company, Director of BlackRidge Financial Inc. from 2004 to 2019 and Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	25

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

48	2019 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
Trustees who are interested persons (as defined in the 1940 Act) of the trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen-managed investment trusts and funds.

			30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.

*                    Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**                The Aberdeen Fund Complex consists of the Trust, which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.

***            Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****        Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

†                  Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2019 Annual Report	49

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Joseph Andolina** Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President – Compliance (Since March 2011)	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. (since 2009).
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments in July 2007.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

50	2019 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)

Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Josh Duitz** Aberdeen Standard Investments Inc. 712 Fifth Ave 49th Floor New York, NY 10019 Year of Birth: 1970	Vice President (Since March 2019)

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Mr. Duitz joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager.

Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)

Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine).

Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Brian O’Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.
Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.

2019 Annual Report	51

Management of the Funds (Unaudited) (concluded)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Andrew Kim Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*               Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**           Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Cotton, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

52	2019 Annual Report

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
aberdeen-asset.us

AOE-0142-AR

Aberdeen Funds
Fixed Income Series

Annual Report

October 31, 2019

Aberdeen Emerging Markets Debt Fund

Class A – AKFAX ■ Class C – AKFCX ■ Class R – AKFRX ■ Institutional Class – AKFIX ■ Institutional Service Class – AKFSX

Aberdeen Global Unconstrained Fixed Income Fund

Class A – CUGAX ■ Class C – CGBCX ■ Class R – AGCRX ■ Institutional Class – AGCIX ■ Institutional Service Class – CGFIX

Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)

Class A – NTFAX ■ Class C – GTICX ■ Class R – ABERX ■ Institutional Class – ABEIX ■ Institutional Service Class – ABESX

Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Class A – AAHMX ■ Institutional Class – AHYMX

Aberdeen Ultra Short Municipal Income Fund

Class A – ATOAX ■ Class A1 – ATOBX ■ Institutional Class – ATOIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen Emerging Markets Debt Fund	Page 3

Aberdeen Global Unconstrained Fixed Income Fund	Page 12

Aberdeen Intermediate Municipal Income Fund	Page 23

Aberdeen Short Duration High Yield Municipal Fund	Page 30

Aberdeen Ultra Short Municipal Income Fund	Page 42

Financial Statements	Page 50

Notes to Financial Statements	Page 68

Report of Independent Registered Public Accounting Firm	Page 88

Other Tax Information	Page 89

Shareholder Expense Examples	Page 90

Supplemental Information	Page 91

Management of the Funds	Page 94

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Form N-Q and Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The ongoing trade dispute between the U.S. and China – the world’s two largest economies – framed the backdrop of the global financial markets for much of the 12-month period ended October 31, 2019. It shared the spotlight in the second half of the period with the shift by most global central banks to an accommodative monetary policy. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Moving into 2019, investors’ optimism on a dovish monetary policy shift from the Fed and the European Central Bank (ECB) led to a recovery in the global markets. The rally was interrupted in May and again in August 2019, by a breakdown in U.S.-China trade negotiations. Nonetheless, subsequent reconciliatory gestures between both countries revived the markets each time. The Fed cut interest rates in three increments of 25 basis points (bps) – 0.25% – in July, September and October 2019. The ECB also reduced its benchmark interest rate further into negative territory, and launched another round of bond purchases. Prospects of an interim U.S.-China deal and a three-month extension of the UK’s Brexit deadline buoyed global equity markets towards the end of the reporting period.

Global equities weathered countless stretches of volatility yet garnered double-digit gains over the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returned 13.2% for the period. Shares of U.S. companies, as represented by the broader-market S&P 500 Index,2 returned 14.3% for the period, in line with the 14.2% return of the Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.3 European and Japanese stocks lagged the overall global market for the reporting period, with the MSCI Europe Index4 and the Tokyo Stock Price Index (TOPIX)5 returning 10.9% and 9.6%, respectively.

The U.S. equity market was bolstered during the reporting period by investors’ optimism regarding the Fed’s monetary policy easing and generally positive corporate earnings reports. This offset the negative impact of concerns about a possible global economic slowdown and trade policies in the U.S. under the administration of President Donald Trump. Trade tensions escalated in the summer of 2019, when President Trump threatened to impose additional tariffs on Chinese imports after negotiations stalled. Investors’ worries subsequently diminished towards the end of the reporting period as the U.S. and China appeared to reach a partial trade deal. Nonetheless, the trade situation between the two countries remains fluid and volatile.

The vicissitudes of U.S.-China trade relations caused the Asia-Pacific region markets to fluctuate significantly over the reporting period. Signs that trade talks were progressing supported investors’ risk appetite in early 2019, but the mood soured as renewed tensions led to more tariff hikes. Investors’ optimism returned later in the period as the U.S. and China appeared to reach a partial trade deal. However, the trade war added to investors’ worries about slowing global economic growth.

Emerging-market stocks, as measured by the MSCI Emerging Markets Index,6 returned 12.3% for the reporting period. In addition to the impact of trade tensions and global monetary bank policy easing, key national elections influenced investors in Brazil, Mexico, Thailand, India and Indonesia. The market in China was supported by the Chinese government’s pro-growth policies, which included several cuts to the required-reserve ratio for banks, relaxed funding rules for infrastructure projects, and targeted efforts to spur domestic demand.

International real estate equities, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,7 returned 20.6% for the reporting period, substantially outperforming the broader global equity market. The strongest performers were mostly emerging markets, including Indonesia, Mexico and Brazil. All of these countries had previously been among the hardest hit by investors’ worries about how global trade may react to the ongoing U.S. trade renegotiations. However, developed markets also saw strong performance over the period.

During the reporting period, global fixed-income markets benefited from the bold monetary policy responses from central banks, particularly the Fed. U.S. Treasury yields moved significantly lower across the curve as over US$16 trillion in global bonds traded at negative yields as of the end of the reporting period. Yields on the two- and ten-year Treasury notes fell 135 bps and 146 bps to 1.52% and 1.69%, respectively, over the reporting period. Consequently, the spread between the two- and ten-year Treasury yields narrowed by 11 bps to +17 bps after having inverted8 during the summer of 2019. The ECB reduced its Eurozone growth and inflation forecasts. In an effort to combat this expected weakening, the ECB cut the deposit rate by 10 bps to –0.5%, and resumed its asset-purchase program. Asian bonds also provided strong total returns over the period. With Asian credit yields at five-year highs, investors returned to the market, sparking a tightening in credit spreads. Chinese high-yield bonds, particularly those of Chinese property developers, were the primary beneficiaries of investors’ search for yield.

Outlook

Global equity prices have continued to rise despite deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a long shadow over most economies. For the most part, the service sector has been resilient, but whether it will remain so in the coming months, in our view, is worth monitoring. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We think that the “tit-for-tat” tariffs in the U.S.-China trade dispute indicate that trade policy has an increasingly greater influence on financial markets than monetary policy. The slowdown in global manufacturing triggered by trade uncertainty appears to be spilling over and affecting other sectors, labor markets and consumer spending. We believe that monetary policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

2019 Annual Report     1

Market Review (concluded)

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date which is now expected to be on or before January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws will remain applicable for an additional transitional period following Exit Day under the exit deal struck between the UK and the EU. Following the UK general election in December 2019, which returned a Conservative Party majority, the agreement is expected to be approved by the UK Parliament. In any event, the UK has undertaken a process of “onshoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions regarding how cross-border financial services will work post-Exit Day. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds. However, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date which is now expected to be January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

1  The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

2  The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

3  The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

4  The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.

5  The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.

6  The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.

7  The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.

8  An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2     2019 Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned 13.40% for the 12-month period ended October 31, 2019, versus the 14.35% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, during the same period.

After a challenging end to 2018, it was largely a story of recovery in investor risk sentiment in the global financial markets over the first 10 months of the 2019 calendar year. This benefited all forms of credit, including emerging-market (EM) debt. In January, the J.P. Morgan EMBI Global Diversified Index, the EM hard currency benchmark, recorded its highest monthly return since 2009 as risk-on market sentiment took hold. Amid continuing poor economic data and U.S.-China trade war concerns, the key positive driver was increasing expectations of global central bank dovishness. Indeed, the U.S. Federal Reserve (Fed) reduced its benchmark interest rate for the first time in over a decade at the end of July 2019, followed by additional 25-basis point (0.25%) cuts in September and October; the target range of the federal funds rate ended the period at 1.50% – 1.75%. Moreover, the Fed indicated a pause in its easing cycle as it assesses the effects of its monetary policy. The European Central Bank also slashed interest rates on deposits in September 2019, pushing them further back into negative territory, while announcing the restart of its quantitative easing program on November 1.

Trepidation over U.S.-China relations persisted for most of the period, but in October 2019, positive market sentiment from ongoing trade talks supported EM currencies, with investors cautiously awaiting the publication of a “phase one” trade agreement in November. The yield on the 10-year U.S. Treasury note fell from 3.15% at the beginning of the reporting period to 1.69% at the end of the period on October 31, 2019. This provided a sustained boost to EM debt total returns. Late in the reporting period, the prospect of a continued U.S.-China trade war amid weakened global demand exerted negative pressure on oil prices. The decision by the members of The Organization of the Petroleum Exporting Countries (OPEC) to extend oil production cuts until March 2020, and drone strikes against Saudi Arabia’s oil installations, counterbalanced this to an extent. Brent crude oil finished the period at US$60.23 per barrel.

The Fund modestly underperformed its benchmark over the reporting period. Overall, the Fund’s currency, credit and country allocations detracted from relative performance, while security selection and sector allocation had a positive impact. Overweight positioning versus the benchmark, security selection and currency allocation in Argentina all weighed on Fund performance. However, this was slightly offset by the positive impact of sector allocation within the country. Elsewhere, the Fund’s underweight exposure to Panama, Uruguay, Kazakhstan and Peru, and the absence of a position in the Philippines, had a negative impact on performance. Currency allocations in Brazil, Mexico and Uruguay also detracted from Fund performance.

Conversely, an underweight position in El Salvador, the lack of exposure to Poland, and overweight positions in Mexico and Indonesia bolstered Fund performance over the reporting period. Moreover, the

Fund’s underweight exposure to Lebanon, as well as overweight positions in Qatar and Saudi Arabia, were significant contributor to performance. Security selection in Venezuela and Qatar, and credit allocation in China and Indonesia, also had a positive impact on Fund performance.

During the reporting period, we increased the Fund’s hard-currency holdings in Egypt, Saudi Arabia, Qatar and Indonesia. We also participated in a new issue from Ecuador and added to the position later on in the period. Conversely, we reduced the Fund’s positions in Kenya, Namibia, Lebanon and Oman.

In the local currency space, we added to the Fund’s position in Argentine index-linked bonds before subsequently reducing the exposure. We also trimmed the Fund’s holdings in Brazil and switched from nominal bonds into inflation-linked securities. In contrast, we increased the Fund’s exposure to Mexico and Indonesia.

In the corporate space, we added positions in Mexican quasi-sovereign Pemex. We also increased our holdings in MAF Global Securities in the United Arab Emirates and Aramco, the Saudi Arabian national petroleum and natural gas company. Conversely, we reduced positions in Georgian Railway JSC and the Venezuela-based energy company PDVSA.

In our view, the slowdown in developed markets most likely will have a negative impact on EM growth, with asset prices reflecting the economic weakness. However, we believe that a U.S. recession most likely will be avoided and a benign inflation outlook should allow for further monetary policy easing in several EM economies. Therefore, we feel that the weak economic environment and global monetary policy easing should provide opportunities in the search for yield, supporting inflows into the asset class. The key risks to our view remain continued U.S. dollar strength, persistence of U.S. exceptionalism, a deeper economic slowdown in China, and a further escalation in trade wars.

Portfolio Management:

Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline

2019 Annual Report     3

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of single issuer.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

4     2019 Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2019)		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC	12.81%	3.79%	3.13%
	w/SC2	9.40%	3.16%	2.50%
Class C	w/o SC	12.36%	3.15%	2.46%
	w/SC3	11.36%	3.15%	2.46%
Class R4	w/o SC	12.69%	3.56%	2.90%
Institutional Service Class[4]	w/o SC	13.43%	4.17%	3.48%
Institutional Class[4]	w/o SC	13.40%	4.15%	3.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1  The Fund commenced operations on November 1, 2012.

2  A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 3.00%.

3  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4  Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of October 31, 2019)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report     5

Aberdeen Emerging Markets Debt Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Government Bonds	71.1%
Corporate Bonds	23.9%
Short-Term Investment	4.7%
Warrants	-%
Other Assets in Excess of Liabilities	0.3%
100.0%

Amounts listed as “–” are $0 or round to $0.

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	7.7%
Commercial Banks	4.3%
Electric Utilities	2.3%
Diversified Financial Services	1.9%
Real Estate	1.3%
Energy Equipment & Services	0.9%
Metals & Mining	0.8%
Airlines	0.6%
Chemicals	0.5%
Real Estate Investment Trust (REIT) Funds	0.5%
Other	79.2%
100.0%

Top Holdings*
Qatar Government International Bond 03/14/2049	2.7%
Ukraine Government International Bond 09/01/2024	2.7%
Brazil Notas do Tesouro Nacional, Series B 08/15/2024	2.6%
Saudi Government International Bond 04/17/2030	2.5%
Dominican Republic International Bond 01/27/2045	2.3%
Indonesia Government International Bond 02/17/2037	1.9%
Saudi Arabian Oil Co. 04/16/2039	1.8%
Ecuador Government International Bond 06/02/2023	1.8%
Bahamas Government International Bond 11/21/2028	1.7%
El Salvador Government International Bond 01/30/2025	1.7%
Other	78.3%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Indonesia	8.3%
Mexico	6.7%
Saudi Arabia	5.3%
Qatar	4.7%
United States	4.7%
United Arab Emirates	4.6%
Ukraine	4.4%
Ecuador	4.1%
Egypt	4.1%
Dominican Republic	4.0%
Other	49.1%
100.0%

6     2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (23.9%)
BAHRAIN (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Oil and Gas Holding Co. BSCC (USD), 7.63%, 11/07/2024 (a)	$400,000	$453,000
BRAZIL (0.4%)
Engineering & Construction (0.0%)
OAS Restructuring BVI Ltd., PIK (BRL), 5.00%, 03/31/2035 (b)(c)(i)	79,089	–
Paper & Forest Products (0.4%)
Suzano Austria GmbH (USD), 7.00%, 03/16/2047 (a)	200,000	232,500
		232,500
CHILE (0.9%)
Airlines (0.2%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 11/15/2027	95,544	98,888
Electric Utilities (0.7%)
Empresa Electrica Angamos SA (USD), 4.88%, 05/25/2029 (a)(d)	347,800	361,600
		460,488
CHINA (0.9%)
Real Estate (0.9%)
Country Garden Holdings Co. Ltd. (USD), 5.13%, 01/17/2025 (a)	450,000	455,355
COLOMBIA (0.8%)
Commercial Banks (0.8%)
Bancolombia SA, (fixed rate to 10/18/2022, variable rate thereafter) (USD), 4.88%, 10/18/2027	400,000	411,504
GEORGIA (0.8%)
Energy Equipment & Services (0.4%)
Georgian Oil and Gas Corp. JSC (USD), 6.75%, 04/26/2021 (a)	200,000	206,972
Transportation (0.4%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	200,000	218,400
		425,372
INDIA (2.0%)
Commercial Banks (0.7%)
HDFC Bank Ltd. (INR), 8.10%, 03/22/2025 (a)	10,000,000	141,987
State Bank of India (USD), 4.50%, 09/28/2023 (a)	200,000	212,034
		354,021
Electric Utilities (0.2%)
NTPC Ltd. (INR), 7.25%, 05/03/2022 (a)	10,000,000	141,460

	Shares or Principal Amount	Value (US$)
Sovereign Agency (1.1%)
National Highways Authority of India (INR), 7.30%, 05/18/2022 (a)	$40,000,000	$565,276
		1,060,757
INDONESIA (1.7%)
Electric Utilities (0.6%)
Perusahaan Listrik Negara PT (USD), 6.25%, 01/25/2049 (a)	240,000	306,787
Oil, Gas & Consumable Fuels (1.1%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	490,000	587,835
		894,622
KAZAKHSTAN (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)(d)	200,000	209,626
MALAYSIA (0.4%)
Electric Utilities (0.4%)
TNB Global Ventures Capital Bhd (USD), 4.85%, 11/01/2028 (a)	200,000	226,521
MEXICO (3.0%)
Commercial Banks (0.4%)
BBVA Bancomer SA., (fixed rate to 09/13/2029, variable rate thereafter) (USD), 5.88%, 09/13/2034 (a)	230,000	233,680
Oil, Gas & Consumable Fuels (2.1%)
Petroleos Mexicanos
(USD), 6.50%, 03/13/2027	660,000	699,600
(USD), 6.84%, 01/23/2030 (a)	180,000	192,150
(USD), 6.50%, 06/02/2041	200,000	198,000
		1,089,750
Real Estate Investment Trust (REIT) Funds (0.5%)
Trust F/1401 (USD), 6.39%, 01/15/2050 (a)	220,000	234,531
		1,557,961
MOROCCO (0.5%)
Chemicals (0.5%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	200,000	249,000
NIGERIA (0.4%)
Engineering & Construction (0.4%)
IHS Netherlands Holdco BV (USD), 8.00%, 09/18/2027 (a)	200,000	209,040
PANAMA (0.4%)
Commercial Banks (0.4%)
Global Bank Corp., (fixed rate to 01/16/2029, variable rate thereafter) (USD), 5.25%, 04/16/2029 (a)	198,000	211,959

See accompanying Notes to Financial Statements.

2019 Annual Report     7

Statement of Investments (continued)

October 31, 2019
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
PERU (0.4%)
Metals & Mining (0.4%)
Nexa Resources SA (USD), 5.38%, 05/04/2027 (a)	$200,000	$212,502
RUSSIA (0.8%)
Diversified Financial Services (0.4%)
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	200,000	208,750
Oil, Gas & Consumable Fuels (0.4%)
Gazprom Neft OAO Via GPN Capital SA (USD), 4.38%, 09/19/2022 (a)	215,000	222,848
		431,598
SAUDI ARABIA (1.8%)
Oil, Gas & Consumable Fuels (1.8%)
Saudi Arabian Oil Co. (USD), 4.25%, 04/16/2039 (a)	860,000	921,826
SINGAPORE (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Puma International Financing SA (USD), 5.00%, 01/24/2026 (a)	200,000	191,482
SOUTH AFRICA (0.4%)
Diversified Telecommunication Services (0.4%)
Liquid Telecommunications Financing PLC (USD), 8.50%, 07/13/2022 (a)	200,000	199,120
THAILAND (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Thaioil Treasury Center Co. Ltd. (USD), 4.63%, 11/20/2028 (a)	200,000	226,575
TUNISIA (2.0%)
Commercial Banks (2.0%)
Banque Centrale de Tunisie International Bond
(EUR), 6.75%, 10/31/2023 (a)	550,000	618,261
(EUR), 6.38%, 07/15/2026 (a)	369,000	401,380
		1,019,641
UKRAINE (0.4%)
Iron/Steel (0.4%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	200,000	209,433
UNITED ARAB EMIRATES (3.2%)
Airlines (0.4%)
Zahidi Ltd. (USD), 4.50%, 03/22/2028 (a)(d)	209,376	212,847
Diversified Financial Services (1.5%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	745,000	779,970
Electric Utilities (0.4%)
Abu Dhabi National Energy Co. PJSC (USD), 4.88%, 04/23/2030 (a)	200,000	226,348

	Shares or Principal Amount	Value (US$)
Energy Equipment & Services (0.5%)
Abu Dhabi Crude Oil Pipeline LLC (USD), 4.60%, 11/02/2047 (a)(d)	$200,000	$230,874
Real Estate (0.4%)
MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter) (USD), 5.50%, 09/07/2022 (a)(e)	200,000	200,500
		1,650,539
VENEZUELA (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Petroleos de Venezuela SA
(USD), 0.00%, 05/16/2024 (i)	1,140,000	68,400
(USD), 0.00%, 11/15/2026 (i)	525,236	31,514
		99,914
ZAMBIA (0.4%)
Metals & Mining (0.4%)
First Quantum Minerals Ltd. (USD), 7.50%, 04/01/2025 (a)	200,000	200,250
Total Corporate Bonds		12,420,585
GOVERNMENT BONDS (71.1%)
ARGENTINA (0.8%)
Argentine Republic Government International Bond
(USD), 7.50%, 04/22/2026	650,000	275,606
(EUR), 7.82%, 12/31/2033 (d)	275,221	145,803
(USD), 0.00%, 12/15/2035 (f)	588,454	10,298
		431,707
ARMENIA (1.3%)
Republic of Armenia International Bond
(USD), 7.15%, 03/26/2025 (a)	400,000	464,944
(USD), 3.95%, 09/26/2029 (a)	200,000	194,844
		659,788
BAHAMAS (1.7%)
Bahamas Government International Bond (USD), 6.00%, 11/21/2028 (a)	832,000	901,688
BAHRAIN (1.0%)
Bahrain Government International Bond
(USD), 7.00%, 10/12/2028 (a)	200,000	230,580
(USD), 5.63%, 09/30/2031 (a)	280,000	293,786
		524,366
BELARUS (0.5%)
Republic of Belarus International Bond (USD), 6.20%, 02/28/2030 (a)	220,000	234,575
BELIZE (0.5%)
Belize Government International Bond (USD), 4.94%, 02/20/2034 (a)(d)(g)	440,000	268,400
BENIN (1.0%)
Benin Government International Bond (EUR), 5.75%, 03/26/2026 (a)(d)	450,000	516,314

See accompanying Notes to Financial Statements.

8     2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
BRAZIL (2.6%)
Brazil Notas do Tesouro Nacional, Series B (BRL), 6.00%, 08/15/2024 (h)	$1,400,000	$1,338,346
COSTA RICA (1.0%)
Costa Rica Government International Bond
(USD), 4.25%, 01/26/2023 (a)	340,000	332,353
(USD), 5.63%, 04/30/2043 (a)	200,000	173,002
		505,355
DOMINICAN REPUBLIC (4.0%)
Dominican Republic International Bond
(USD), 5.88%, 04/18/2024 (a)(d)	100,000	106,626
(USD), 6.88%, 01/29/2026 (a)	670,000	765,482
(USD), 6.85%, 01/27/2045 (a)	1,060,000	1,193,835
		2,065,943
ECUADOR (4.1%)
Ecuador Government International Bond
(USD), 10.75%, 03/28/2022 (a)	420,000	444,154
(USD), 8.75%, 06/02/2023 (a)	910,000	921,384
(USD), 7.88%, 03/27/2025 (a)	290,000	273,325
(USD), 9.65%, 12/13/2026 (a)	310,000	304,578
(USD), 10.75%, 01/31/2029 (a)	200,000	203,002
		2,146,443
EGYPT (4.1%)
Egypt Government International Bond
(USD), 7.60%, 03/01/2029 (a)	820,000	866,697
(EUR), 5.63%, 04/16/2030 (a)	350,000	391,136
(USD), 8.50%, 01/31/2047 (a)	200,000	210,250
(USD), 7.90%, 02/21/2048 (a)	250,000	250,168
(USD), 8.70%, 03/01/2049 (a)	400,000	428,148
		2,146,399
EL SALVADOR (2.5%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	850,000	880,821
(USD), 8.63%, 02/28/2029 (a)	300,000	355,503
(USD), 8.25%, 04/10/2032 (a)	48,000	55,261
		1,291,585
GEORGIA (1.2%)
Georgia Government International Bond
(USD), 6.88%, 04/12/2021 (a)	600,000	633,834
GHANA (2.0%)
Ghana Government International Bond
(USD), 8.13%, 01/18/2026 (a)(d)	400,000	423,856
(USD), 8.63%, 06/16/2049 (a)(d)	610,000	608,475
		1,032,331

	Shares or Principal Amount	Value (US$)
INDONESIA (6.6%)
Indonesia Government International Bond
(USD), 5.88%, 01/15/2024 (a)	$730,000	$822,304
(USD), 6.63%, 02/17/2037 (a)	740,000	993,628
Indonesia Treasury Bond
Series FR68 (IDR), 8.38%, 03/15/2034	7,630,000,000	587,625
Series FR75 (IDR), 7.50%, 05/15/2038	3,000,000,000	212,733
(IDR), 8.38%, 04/15/2039	4,800,000,000	366,615
Perusahaan Penerbit SBSN Indonesia III
(USD), 3.40%, 03/29/2022 (a)	200,000	204,250
(USD), 4.35%, 09/10/2024 (a)	200,000	214,400
		3,401,555
IRAQ (0.9%)
Iraq International Bond (USD), 6.75%, 03/09/2023 (a)	470,000	473,487
IVORY COAST (1.9%)
Ivory Coast Government International Bond
(EUR), 5.25%, 03/22/2030 (a)(d)	680,000	749,872
(EUR), 5.88%, 10/17/2031 (a)(d)	200,000	225,685
		975,557
JAMAICA (1.1%)
Jamaica Government International Bond (USD), 7.88%, 07/28/2045	427,000	563,111
JORDAN (0.5%)
Jordan Government International Bond (USD), 7.38%, 10/10/2047 (a)	240,000	252,684
MEXICO (3.7%)
Mexican Bonos
(MXN), 10.00%, 12/05/2024	8,400,000	500,157
Series M (MXN), 5.75%, 03/05/2026	14,500,000	717,383
(MXN), 8.50%, 11/18/2038	8,000,000	476,977
Mexico Government International Bond (USD), 6.05%, 01/11/2040	180,000	229,950
		1,924,467
MONTENEGRO (0.5%)
Montenegro Government International Bond (EUR), 2.55%, 10/03/2029 (a)	247,000	274,102
MOROCCO (0.4%)
Morocco Government International Bond (USD), 4.25%, 12/11/2022 (a)	200,000	209,494
NIGERIA (1.7%)
Nigeria Government International Bond
(USD), 6.50%, 11/28/2027 (a)	660,000	661,096
(USD), 7.63%, 11/28/2047 (a)	200,000	195,060
		856,156
PARAGUAY (1.4%)
Paraguay Government International Bond (USD), 6.10%, 08/11/2044 (a)	600,000	729,006

See accompanying Notes to Financial Statements.

2019 Annual Report      9

Statement of Investments (continued)

October 31, 2019
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
QATAR (4.7%)
Qatar Government International Bond
(USD), 3.88%, 04/23/2023 (a)	$240,000	$253,148
(USD), 5.10%, 04/23/2048 (a)	600,000	764,760
(USD), 4.82%, 03/14/2049 (a)	1,160,000	1,426,591
		2,444,499
RUSSIA (1.1%)
Russian Federal Bond – OFZ, Series 6221 (RUB), 7.70%, 03/23/2033	32,000,000	549,448
RWANDA (0.9%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	450,000	478,125
SAUDI ARABIA (3.5%)
Saudi Government International Bond
(USD), 4.50%, 04/17/2030 (a)	1,150,000	1,301,547
(USD), 5.00%, 04/17/2049 (a)	430,000	509,632
		1,811,179
SENEGAL (1.3%)
Senegal Government International Bond
(USD), 6.25%, 07/30/2024 (a)	400,000	436,880
(EUR), 4.75%, 03/13/2028 (a)(d)	200,000	230,633
		667,513
SERBIA (0.6%)
Serbia International Bond (EUR), 1.50%, 06/26/2029 (a)	252,000	289,150
SOUTH AFRICA (1.6%)
Republic of South Africa Government International Bond
(USD), 4.67%, 01/17/2024	300,000	312,858
(USD), 6.25%, 03/08/2041	500,000	537,500
		850,358
SRI LANKA (2.2%)
Sri Lanka Government International Bond
(USD), 6.25%, 10/04/2020 (a)	100,000	101,500
(USD), 7.85%, 03/14/2029 (a)	200,000	206,974
(USD), 7.55%, 03/28/2030 (a)	840,000	849,552
		1,158,026
TANZANIA (0.0%)
Tanzania Government International Bond (USD), 6M USD LIBOR + 6.000%, 7.99%, 03/09/2020 (a)(d)(f)	22,223	22,537
TURKEY (1.1%)
Turkey Government International Bond
(USD), 7.38%, 02/05/2025	270,000	289,575
(USD), 4.88%, 10/09/2026	270,000	252,818
		542,393

	Shares or Principal Amount	Value (US$)
UKRAINE (4.0%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2021 (a)	$200,000	$209,000
(USD), 7.75%, 09/01/2024 (a)	1,300,000	1,392,625
(EUR), 6.75%, 06/20/2026 (a)	300,000	369,548
(USD), 7.75%, 09/01/2026 (a)	110,000	118,112
		2,089,285
UNITED ARAB EMIRATES (1.4%)
Sharjah Sukuk Program Ltd. (USD), 4.23%, 03/14/2028 (a)	645,000	697,613
URUGUAY (1.7%)
Uruguay Government International Bond
(UYU), 4.38%, 12/15/2028 (d)(h)	16,792,526	474,398
(USD), 5.10%, 06/18/2050 (d)	350,000	419,125
		893,523
VENEZUELA (0.0%)
Venezuela Government International Bond (USD), 9.25%, 05/07/2028 (c)(i)	165,000	17,119
Total Government Bonds		36,867,461
WARRANTS (0.0%)
BRAZIL (0.0%)
OAS S.A. (b)(c)(i)(j)	29,232	–
Total Warrants		–
SHORT-TERM INVESTMENT (4.7%)
UNITED STATES (4.7%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (k)	2,409,527	2,409,527
Total Short-Term Investment		2,409,527
Total Investments (Cost $51,177,476) (l)—99.7%		51,697,573
Other Assets in Excess of Liabilities—0.3%		179,147
Net Assets—100.0%		$51,876,720

(a)   Denotes a security issued under Regulation S or Rule 144A.

(b)   Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)   Illiquid security.

(d)  Sinkable security.

(e)   Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(f)      Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

See accompanying Notes to Financial Statements.

10     2019 Annual Report

Statement of Investments (concluded)

October 31, 2019

Aberdeen Emerging Markets Debt Fund

(h) Inflation linked security.		IDR Indonesian Rupiah
(i) Security is in default.		INR Indian Rupee
(j) Non-income producing security.		MXN Mexican Peso
(k) Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.		PIK Payment In Kind PLC Public Limited Company RUB Russian Ruble USD U.S. Dollar UYU Uruguayan Peso
(l) See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
EUR	Euro Currency

At October 31, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
Indian Rupee/United States Dollar
11/21/2019	Barclays Bank plc	INR	8,688,000	USD	119,818	$122,028	$2,210
Indonesian Rupiah/United States Dollar
11/21/2019	Deutsche Bank AG	IDR	4,729,299,000	USD	335,983	335,378	(605)
Mexican Peso/United States Dollar
01/09/2020	Morgan Stanley & Co.	MXN	8,485,000	USD	441,121	436,800	(4,321)
						$894,206	$(2,716)

Sale Contracts		Amount		Amount			Unrealized
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	Depreciation
United States Dollar/Brazilian Real
11/21/2019	UBS AG	USD	1,240,650	BRL	5,053,000	$1,259,009	$(18,359)
United States Dollar/Euro
01/09/2020	Morgan Stanley & Co.	USD	3,559,444	EUR	3,221,000	3,609,340	(49,896)
01/09/2020	UBS AG	USD	661,104	EUR	598,000	670,098	(8,994)
United States Dollar/Indian Rupee
11/21/2019	UBS AG	USD	255,758	INR	18,256,000	256,415	(657)
United States Dollar/Indonesian Rupiah
11/21/2019	UBS AG	USD	488,848	IDR	7,059,938,000	500,656	(11,808)
United States Dollar/Mexican Peso
01/09/2020	Barclays Bank plc	USD	1,617,491	MXN	32,137,000	1,654,385	(36,894)
						$7,949,903	$(126,608)
Unrealized appreciation on forward foreign currency exchange contracts							$2,210
Unrealized depreciation on forward foreign currency exchange contracts							(131,534)

*  Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2019 Annual Report      11

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Effective November 15, 2019, the Fund name changed from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen Global Absolute Return Strategies Fund. The Fund changed its investment objective and principal investment strategies, including its 80% investment policy. Performance covered in this Annual Report does not reflect these changes.

Aberdeen Global Unconstrained Fixed Income Fund (Institutional Class shares net of fees) returned 4.62% for the 12-month period ended October 31, 2019, versus the 2.43% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index, for the same period.

The global bond market was dominated by several familiar themes during the 12-month period ended October 31, 2019. Investors’ concerns over the sustainability of global economic growth, coupled with political uncertainties, drove weakness in risk assets. The trade war between the U.S. and China was a prominent factor; market sentiment ebbed and flowed between pessimism and optimism as trade talks continued, and this exerted a strong influence on bond prices. Early in the reporting period, Italy was on a collision course with the European Union (EU) over disagreements on fiscal spending; however, these anxieties abated as the Italian government and the EU negotiated a compromise.

In early 2019, there was an upsurge in dovish monetary policy rhetoric from the world’s major central banks, prompted by economic growth concerns and political upheaval. The European Central Bank (ECB) reduced its Eurozone growth and inflation forecasts. In an effort to combat this expected weakening, the ECB cut the deposit rate by 10 basis points (bps) –0.25% – to –0.5%, and resumed its asset purchase program. In June 2019, dovish comments from ECB President Mario Draghi led to a substantial rally in European bonds. German Bunds rallied strongly and 10-year yields moved to negative low levels (and Bund prices concurrently rose). The pricing-in of interest-rate cuts by the U.S. Federal Reserve (Fed) intensified after President Donald Trump threatened to impose tariffs on goods from Mexico.

Brexit travails continued throughout the reporting period, as the UK government made little headway in reaching an EU Withdrawal Agreement acceptable both to the UK and EU. Boris Johnson replaced Theresa May as prime minister in July 2019, and this appeared to herald a more hard-line Brexit approach. In October, Johnson managed to negotiate a new Withdrawal Agreement with the EU, but his attempts to pass the deal through Parliament were thwarted. UK gilts subsequently declined sharply. A UK general election has been called for December 12, 2019.

Investors’ risk appetite increased towards the end of the reporting period in October 2019, on expectations the U.S. and China were edging towards “phase one” of their trade deal. Meanwhile, the Fed announced that it would grow its balance sheet to allay funding market concerns. The 10-year U.S. Treasury yield rose from a low of 1.53% to close the reporting period at 1.69%, while the yield curve steepened significantly. In Europe, 10-year German Bunds underperformed relative to comparable-duration1 Treasuries, with yields closing the reporting period firmly in negative territory at –0.4%. Regarding currencies, the UK sterling was the top performer among the G102 nations amid positive Brexit developments, while the New Zealand dollar also performed well. The Japanese yen and U.S. dollar underperformed among the G10 currencies, reflecting the risk-on sentiment in the global financial markets.

Interest-rate strategies contributed positively to Fund performance for the reporting period, as gains from duration in 2019 more than offset losses in the fourth quarter of 2018. U.S.-China trade tensions, elevated real yields and softer global activity led to sharp risk-off moves in the fourth quarter of 2018 and a subsequent decline in yields and concurrent rally in bond prices. Therefore, the Fund’s short duration had a negative on Fund performance over the quarter. In 2019, we switched the Fund’s positioning to a long duration stance, as global economic activity continued to slow. This raised recessionary concerns, and prompted central bankers globally to pivot towards easier monetary policy. The Fed reduced its benchmark interest rate in three increments of 25 bps in July, September and October 2019. The Fund’s duration overweight to markets that we believe have room to ease monetary policy, including the U.S., Australia and New Zealand, enhanced performance, while European yield curve – flatteners3 also performed well, supported by the ECB’s announcement that it would restart its asset purchases. Fund performance also benefited from breakeven inflation4 short positions in the U.S., Europe and the UK, as economic activity continued to moderate.

Our active currency management contributed to Fund performance during the reporting period. The Fund’s overweight allocations to the U.S. dollar, Japanese yen and Swiss franc performed well, supported by investors’ risk-off sentiment over the reporting period, particularly versus the Fund’s underweight exposures to the euro, Korean won, and emerging-market foreign exchange (Brazilian real and South African rand). A long Australian dollar versus New Zealand dollar position also had a positive impact on Fund performance. These gains were partially offset by an underweight position in the Canadian dollar versus the Norwegian krone, as robust domestic data and steadfast Bank of Canada monetary policy supported the currency, while lower oil prices and risk-off sentiment pushed the krone lower.

Regarding the use of derivatives in the Fund over the reporting period, we employed bond futures in a bid to achieve efficient portfolio management and to hedge interest-rate risk. We employed interest

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	The G10 comprises 10 countries with similar economic interests: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.
3

A yield curve-flattener is a strategy that seeks to benefit from decreasing yield differences that occur as a result of declines in the yield curve between two Treasury securities of different maturities.

4	The breakeven inflation rate is a market-based measure of expected inflation. It is the difference between the yield of a nominal bond and an inflation-linked bond of the same maturity.

12     2019 Annual Report

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

rate swaps5 in an effort to efficiently gain or hedge interest-rate risk. We also used credit default swaps6 as part of the Fund’s hedging strategy to reduce the Fund’s exposure to the performance of the credit market. Finally, we employed foreign exchange forwards7 as a hedging strategy to manage currency exposure. The derivatives positions added 0.24% to the Fund’s absolute return for the reporting period.

In our view, global economic growth signals are deteriorating, with trade uncertainty eroding confidence and investment spending. While each global central bank is relatively upbeat on its own economy, all are referencing negative global factors as a reason to provide monetary policy assistance. Politics are also playing a part, with limited signs that a trade deal would suit either U.S. President Trump or China’s President Xi Jinping before the U.S. presidential election in November 2020. The politics of the UK over Brexit have grown more extreme. In Europe, the ECB is more overtly referencing the need for fiscal assistance for the economy, but is meeting obvious regulation hurdles and a sluggish political response. Global government bond markets have been pre-emptively pricing in many of the developing pressures and, while September witnessed a positional purge, we think there are few reasons to believe that an extensive setback in bonds is imminent despite the extremely low yield levels. We believe that the threat of a significant fiscal easing response in the short term is minimal – but the slow process towards that is on the horizon. Meanwhile, risk markets, particularly equities, remain close to their historically high levels and investors are dependent upon the sustainability of low bond yields rather than pricing in the economic negatives that are the catalyst. In our view, there remains vulnerability across global asset markets that continues to favor government bonds.

The tactical nuances of how monetary policy is altering among geographical regions and the volatility of politics continue to dictate our shifting portfolio tactics. We think that the UK appears to be paralyzed by Brexit and has been extremely complicated to assess. With a general election in the UK imminent in December 2019, we are looking to take advantage of recent yield curve-flattening influenced by limited bond supply to position for steepening. Overall, we still favor a negotiated exit from the EU, but the situation has become far more confusing. On a global basis, we intend to focus on the dollar markets – the U.S., Australia and Canada – at the expense of Europe and the UK on the basis of the extent of possible further monetary policy easing. However, we are acutely aware of the current low level of yields and the need to take a highly tactical and reactive approach to positioning the Fund.

Portfolio Management:

Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

5	An interest rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
6	A credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.
7	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

2019 Annual Report     13

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	4.51%	2.02%	1.99%
	w/SC2	1.39%	1.40%	1.69%
Class C	w/o SC	3.78%	1.28%	1.26%
	w/SC3	2.80%	1.28%	1.26%
Institutional Service Class[4]	w/o SC	4.72%	2.18%	2.14%
Institutional Class[4]	w/o SC	4.62%	2.26%	2.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1

The Fund changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy. Returns presented for the Fund prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The investment objective and strategies of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar. Please consult the Fund’s prospectus for more detail.

2	A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 3.00%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment*(as of October 31, 2019)

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Unconstrained Fixed Income Fund, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

*  Minimum Initial Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

14     2019 Annual Report

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Corporate Bonds	81.9%
Short-Term Investment	8.2%
U.S. Treasuries	5.3%
Commercial Mortgage-Backed Securities	1.1%
Other Assets in Excess of Liabilities	3.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	18.3%
Energy Equipment & Services	7.7%
Oil, Gas & Consumable Fuels	7.2%
Auto Manufacturers	5.7%
Chemicals	4.3%
Pharmaceutical	4.0%
Media	4.0%
Electric Utilities	3.6%
Diversified Telecommunication Services	3.5%
Insurance	2.8%
Other	38.9%
100.0%

Top Holdings*
U.S. Treasury Note 06/30/2020	4.8%
SELP Finance Sarl 10/25/2023	1.8%
CSC Holdings LLC 10/15/2025	1.8%
Alfa SAB de CV 03/25/2024	1.7%
Royal Bank of Scotland Group PLC (fixed rate to 08/15/2021, variable rate thereafter) 08/15/2021	1.7%
Orbia Advance Corp. SAB de CV 09/19/2022	1.6%
Pertamina Persero PT 05/23/2021	1.6%
Volkswagen Group of America Finance LLC 11/12/2021	1.6%
Ford Motor Credit Co. LLC 02/01/2021	1.6%
ICICI Bank Ltd. 11/16/2020	1.6%
Other	80.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	54.5%
United Kingdom	10.6%
Germany	4.6%
Mexico	4.1%
Switzerland	3.3%
Italy	1.9%
Luxembourg	1.8%
Indonesia	1.6%
India	1.6%
Singapore	1.6%
Other	14.4%
100.0%

2019 Annual Report     15

Statement of Investments

October 31, 2019
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%)
UNITED STATES (1.1%)
JP Morgan Mortgage Trust 2018-6, Series 2018-6, Class 1A3 (USD), 3.50%, 12/25/2048 (a)(b)	$ 59,825	$ 60,500
JP Morgan Mortgage Trust 2018-9, Series 2018-9, Class A3 (USD), 4.00%, 02/25/2049 (a)(b)	17,578	17,831
Sequoia Mortgage Trust, Series 2018-6, Class A4 (USD), 4.00%, 07/25/2048 (a)(b)	57,866	58,404
		136,735
Total Commercial Mortgage-Backed Securities		136,735
CORPORATE BONDS (81.9%)
BELGIUM (1.1%)
Beverages (1.1%)
Anheuser-Busch InBev SA (GBP), 9.75%, 07/30/2024 (a)	75,000	134,307
BRAZIL (0.8%)
Chemicals (0.8%)
Braskem Finance Ltd. (USD), 7.00%, 05/07/2020 (a)	100,000	102,125
CANADA (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
Cenovus Energy, Inc. (USD), 3.00%, 08/15/2022	137,000	138,275
CHINA (1.3%)
Chemicals (1.3%)
CNAC HK Finbridge Co. Ltd. (EUR), 1.75%, 06/14/2022 (a)	150,000	172,220
FRANCE (1.4%)
Auto Manufacturers (0.3%)
RCI Banque SA (EUR), 0.75%, 09/26/2022 (a)	30,000	33,731
Insurance (1.1%)
CNP Assurances, (fixed rate to 09/30/2021, variable rate thereafter) (GBP), 7.38%, 09/30/2021 (a)(c)	100,000	143,168
		176,899
GERMANY (4.6%)
Auto Manufacturers (2.0%)
Volkswagen Group of America Finance LLC (USD), 4.00%, 11/12/2021 (a)	200,000	207,280
Volkswagen International Finance, (fixed rate to 09/04/2023, variable rate thereafter) (EUR), 5.13%, 09/04/2023 (a)(c)(d)	40,000	50,010
		257,290
Auto Parts & Equipment (1.2%)
ZF North America Capital, Inc. (USD), 4.00%, 04/29/2020 (a)	150,000	150,752

	Shares or Principal Amount	Value (US$)
Commercial Banks (1.4%)
Deutsche Bank AG
(USD), 4.25%, 10/14/2021	$ 50,000	$ 51,394
(GBP), 1.75%, 12/16/2021 (a)	100,000	128,251
		179,645
		587,687
ICELAND (0.9%)
Commercial Banks (0.9%)
Arion Banki HF (EUR), 1.00%, 03/20/2023 (a)	100,000	112,460
INDIA (1.6%)
Commercial Banks (1.6%)
ICICI Bank Ltd. (USD), 5.75%, 11/16/2020 (a)	200,000	205,979
INDONESIA (1.6%)
Oil, Gas & Consumable Fuels (1.6%)
Pertamina Persero PT (USD), 5.25%, 05/23/2021 (a)	200,000	208,278
ITALY (1.9%)
Commercial Banks (1.9%)
Intesa Sanpaolo SpA (USD), 6.50%, 02/24/2021 (a)	120,000	125,996
UniCredit SpA, (fixed rate to 01/03/2022 variable rate thereafter) (EUR), 4.38%, 01/03/2022 (a)(c)	100,000	119,353
		245,349
LUXEMBOURG (1.8%)
Real Estate Investment Trust (REIT) Funds (1.8%)
SELP Finance Sarl (EUR), 1.25%, 10/25/2023 (a)	200,000	230,185
MEXICO (4.1%)
Chemicals (1.6%)
Orbia Advance Corp. SAB de CV (USD), 4.88%, 09/19/2022 (a)	200,000	209,752
Diversified Telecommunication Services (0.8%)
America Movil SAB de CV (USD), 5.00%, 03/30/2020	100,000	101,177
Holding Companies-Diversified Operations (1.7%)
Alfa SAB de CV (USD), 5.25%, 03/25/2024 (a)	200,000	215,502
		526,431
NETHERLANDS (0.9%)
Real Estate (0.9%)
Vesteda Finance BV (EUR), 2.50%, 10/27/2022 (a)	100,000	118,506
SAUDI ARABIA (1.6%)
Oil, Gas & Consumable Fuels (1.6%)
Saudi Arabian Oil Co. (USD), 2.75%, 04/16/2022 (a)	200,000	202,262
SINGAPORE (1.6%)
Commercial Banks (1.6%)
DBS Group Holdings Ltd. (USD), 2.85%, 04/16/2022 (a)	200,000	202,948

See accompanying Notes to Financial Statements.

16     2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
SPAIN (0.9%)
Diversified Telecommunication Services (0.9%)
Telefonica Europe BV, (fixed rate to 09/04/2023, variable rate thereafter) (EUR), 3.00%, 09/04/2023 (a)(c)(d)	$ 100,000	$ 114,764
SWITZERLAND (3.3%)
Commercial Banks (1.6%)
UBS Group AG, (fixed rate to 2/19/2020, variable rate thereafter) (USD), 7.13%, 02/19/2020 (a)(c)(d)	200,000	201,615
Insurance (0.7%)
Zurich Finance UK PLC, (fixed rate to10/02/2022, variable rate thereafter) (GBP), 6.63%, 10/02/2022 (a)(c)(d)	57,000	82,810
Metals & Mining (1.0%)
Glencore Canada Financial Corp. (GBP), 7.38%, 05/27/2020 (a)	100,000	133,763
		418,188
UNITED ARAB EMIRATES (0.9%)
Diversified Telecommunication Services (0.9%)
Emirates Telecommunications Group Co. PJSC (EUR), 1.75%, 06/18/2021 (a)	100,000	114,734
UNITED KINGDOM (10.6%)
Commercial Banks (6.7%)
Bank of Scotland PLC, Series B, (fixed rate to 05/31/2026, variable rate thereafter) (GBP), 7.28%, 05/31/2026 (c)(d)	72,000	114,905
Barclays PLC, (fixed rate to 11/11/2020, variable rate thereafter) (EUR), 2.63%, 11/11/2020 (a)(c)	100,000	113,346
HSBC Holdings PLC, (fixed rate to 06/27/2022, variable rate thereafter) (GBP), 2.18%, 06/27/2022 (c)	100,000	131,638
National Westminster Bank PLC (GBP), 6.50%, 09/07/2021 (a)	80,000	112,918
Royal Bank of Scotland Group PLC (USD), 6.10%, 06/10/2023	35,000	38,552
Royal Bank of Scotland Group PLC (fixed rate to 08/15/2021, variable rate thereafter) (USD), 8.63%, 08/15/2021 (c)(d)	200,000	215,500
Virgin Money UK PLC, (fixed rate to 02/08/2021, variable rate thereafter) (GBP), 5.00%, 02/09/2021 (a)(c)	100,000	130,248
		857,107
Electric Utilities (1.0%)
SSE PLC, (fixed rate to 09/10/20, variable rate thereafter) (GBP), 3.88%, 09/10/2020 (a)(c)(d)	100,000	130,182
Food Products (0.4%)
Tesco PLC (GBP), 5.50%, 12/13/2019	37,000	48,130

	Shares or Principal Amount	Value (US$)
Insurance (1.0%)
Aviva PLC, (fixed rate to 11/21/2019, variable rate thereafter) (GBP), 6.88%, 11/21/2019 (c)(d)	$ 40,000	$ 51,928
Legal & General Group PLC, (fixed rate to 07/23/2021, variable rate thereafter) (GBP), 10.00%, 07/23/2021 (a)(c)	50,000	73,841
		125,769
Paper & Forest Products (0.9%)
Mondi Finance PLC (EUR), 3.38%, 09/28/2020 (a)	100,000	114,869
Real Estate (0.6%)
Lendlease Europe Finance PLC (GBP), 6.13%, 10/12/2021 (a)	50,000	69,783
		1,345,840
UNITED STATES (39.9%)
Advertising (0.4%)
Interpublic Group of Cos., Inc. (USD), 3.50%, 10/01/2020	51,000	51,663
Airlines (0.4%)
Delta Air Lines, Inc. (USD), 3.40%, 04/19/2021	50,000	50,736
Auto Manufacturers (3.4%)
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	207,000
General Motors Financial Co., Inc. (USD), 2.78%, 11/06/2020 (b)	154,000	153,604
General Motors Financial of Canada Ltd. (CAD), 3.00%, 02/26/2021	100,000	76,389
		436,993
Beverages (1.6%)
Keurig Dr Pepper, Inc.
(USD), 3.55%, 05/25/2021	100,000	102,296
(USD), 4.06%, 05/25/2023	25,000	26,511
Molson Coors International LP, Series 2 (CAD), 2.75%, 09/18/2020	100,000	76,050
		204,857
Chemicals (0.6%)
Blue Cube Spinco LLC (USD), 9.75%, 10/15/2023	70,000	76,300
Commercial Banks (2.6%)
Bank of America Corp. (USD), 3.15%, 10/21/2022 (b)	120,000	121,709
JPMorgan Chase & Co., (fixed rate to 04/25/2022, variable rate thereafter) (USD), 2.78%, 04/25/2022 (c)	160,000	162,301
Morgan Stanley (USD), 2.63%, 11/17/2021	47,000	47,533
		331,543
Commercial Services & Supplies (0.1%)
Graham Holdings Co. (USD), 5.75%, 06/01/2026 (a)	7,000	7,473
Diversified Financial Services (0.2%)
AIG Global Funding (USD), 2.30%, 07/01/2022 (a)	25,000	25,124

See accompanying Notes to Financial Statements.

2019 Annual Report     17

Statement of Investments (continued)

October 31, 2019
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
Diversified Telecommunication Services (0.9%)
AT&T, Inc., FRN (EUR), 0.41%, 09/05/2023 (b)	$ 100,000	$ 113,124
Electric Utilities (2.6%)
Dominion Energy, Inc. (USD), 2.72%, 08/15/2021 (e)	144,000	145,352
DTE Energy Co., Series B (USD), 2.60%, 06/15/2022	50,000	50,523
Sempra Energy
(USD), 2.40%, 02/01/2020	41,000	41,020
FRN (USD), 2.50%, 01/15/2021 (b)	100,000	99,927
		336,822
Energy Equipment & Services (7.7%)
Energy Transfer Operating LP (USD), 5.20%, 02/01/2022	150,000	157,945
Energy Transfer Operating LP (USD), 7.50%, 10/15/2020	150,000	157,389
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	87,000	88,404
MPLX LP
(USD), 3.38%, 03/15/2023	100,000	102,710
(USD), 4.50%, 07/15/2023	55,000	58,420
Plains All American Pipeline LP / PAA Finance Corp. (USD), 3.65%, 06/01/2022	150,000	153,969
Sabine Pass Liquefaction LLC (USD), 6.25%, 03/15/2022	150,000	161,650
Western Midstream Operating LP (USD), 4.00%, 07/01/2022	50,000	50,783
Williams Cos. Inc. (The) (USD), 3.60%, 03/15/2022	50,000	51,458
		982,728
Health Care Equipment & Supplies (1.4%)
Thermo Fisher Scientific, Inc. (EUR), 2.15%, 07/21/2022	150,000	176,247
Healthcare Products (1.8%)
Medtronic Global Holdings SCA
(EUR), 0.00%, 03/07/2021 (f)	100,000	111,793
(EUR), 0.00%, 12/02/2022 (f)	100,000	111,713
		223,506
Healthcare Providers & Services (0.4%)
HCA, Inc. (USD), 5.25%, 04/15/2025	50,000	55,631
Home Builders (1.4%)
Lennar Corp.
(USD), 2.95%, 11/29/2020	100,000	100,125
(USD), 4.75%, 04/01/2021	80,000	81,904
		182,029
Lodging (0.3%)
MGM Resorts International (USD), 6.63%, 12/15/2021	30,000	32,512
Media (4.0%)
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.13%, 02/15/2023	90,000	91,913

	Shares or Principal Amount	Value (US$)
Charter Communications Operating LLC / Charter Communications Operating Capital (USD), 4.46%, 07/23/2022	$ 150,000	$ 157,689
CSC Holdings LLC (USD), 10.88%, 10/15/2025 (a)	200,000	225,692
TWDC Enterprises 18 Corp. (USD), 7.55%, 07/15/2093	25,000	30,139
		505,433
Oil & Gas Services (0.8%)
Halliburton Co. (USD), 3.50%, 08/01/2023	98,000	101,967
Oil, Gas & Consumable Fuels (2.9%)
Continental Resources, Inc.
(USD), 5.00%, 09/15/2022	69,000	69,527
(USD), 4.50%, 04/15/2023	30,000	31,249
Occidental Petroleum Corp.
(USD), 4.85%, 03/15/2021	112,000	115,761
FRN (USD), 3.64%, 08/15/2022 (b)	154,000	154,953
		371,490
Packaging & Containers (0.8%)
Ball Corp.
(USD), 4.38%, 12/15/2020	70,000	71,269
(USD), 5.00%, 03/15/2022	28,000	29,610
		100,879
Pharmaceutical (4.0%)
Bristol-Myers Squibb Co. (USD), 2.60%, 05/16/2022 (a)	200,000	204,079
Cigna Corp. (USD), 3.75%, 07/15/2023	70,000	73,328
CVS Health Corp. (USD), 2.82%, 03/09/2021 (b)	50,000	50,276
Express Scripts Holding Co. (USD), 2.87%, 11/30/2020 (b)	150,000	150,013
Mylan (USD), 3.75%, 12/15/2020	35,000	35,469
		513,165
Retail (0.4%)
Dollar Tree, Inc. (USD), 3.70%, 05/15/2023	48,000	50,233
Transportation (1.2%)
Penske Truck Leasing Co. LP / PTL Finance Corp. (USD), 3.38%, 02/01/2022 (a)	150,000	153,354
		5,083,809
Total Corporate Bonds		10,441,246
U.S. TREASURIES (5.3%)
UNITED STATES (5.3%)
U.S. Treasury Note
(USD), 1.88%, 06/30/2020	605,000	605,945
(USD), 2.50%, 01/15/2022	69,000	70,418
		676,363
Total U.S. Treasuries		676,363

See accompanying Notes to Financial Statements.

18     2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (8.2%)
UNITED STATES (8.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (g)	1,050,070	$ 1,050,070
Total Short-Term Investment		1,050,070
Total Investments (Cost $12,216,053) (h)—96.5%		12,304,414
Other Assets in Excess of Liabilities—3.5%		448,731
Net Assets—100.0%		$ 12,753,145

(a)       Denotes a security issued under Regulation S or Rule 144A.

(b)       Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)        The maturity date presented for these instruments represents the next call/put date.

(d)       Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(e)       Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

(f)          Issued with a zero coupon.

(g)       Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(h)       See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD                           Australian Dollar

BRL                            Brazilian Real

CAD                           Canadian Dollar

CHF                            Swiss Franc

CZK                            Czech Koruna

EUR                           Euro Currency

GBP                          British Pound Sterling

ILS                                Israeli Shekel

INR                               Indian Rupee

JPY                             Japanese Yen

KRW                        South Korean Won

MXN                          Mexican Peso

NOK                          Norwegian Krone

NZD                            New Zealand Dollar

PLC                            Public Limited Company

SEK                           Swedish Krona

USD                           U.S. Dollar

ZAR                            South African Rand

At October 31, 2019, the Fund held the following futures contracts:

	Number of				Unrealized
	Contracts	Expiration	Notional	Market	Appreciation/
Futures Contracts	Long/(Short)	Date	Amount	Value	(Depreciation)
LONG CONTRACT POSITIONS
Bank Accept Futures	17	03/16/2020	$ 3,163,905	$ 3,166,768	$ 2,863
Federal Fund 30 day Futures	9	12/31/2020	3,703,067	3,705,859	2,792
United States Treasury Note 10%—Ultra Long	4	12/19/2019	569,353	568,437	(916)
United States Treasury Note 6%—5 year	18	12/31/2019	2,159,480	2,145,656	(13,824)
					$ (9,085)
SHORT CONTRACT POSITIONS
Euro Bobl Futures	(4)	12/06/2019	$ (610,381)	$ (600,566)	$ 9,815
Euro Schatz Futures	(7)	12/06/2019	(879,548)	(874,942)	4,606
Long Gilt Futures	(2)	12/27/2019	(344,809)	(344,149)	660
United States Treasury Note 6%—Ultra Bond	(3)	12/19/2019	(597,762)	(569,250)	28,512
United States Treasury Note 6%—2 year	(17)	12/31/2019	(3,673,022)	(3,665,226)	7,796
United States Treasury Note 6%—5 year	(7)	12/31/2019	(839,976)	(834,422)	5,554
					$ 56,943
					$ 47,858

See accompanying Notes to Financial Statements.

2019 Annual Report     19

Statement of Investments (continued)

October 31, 2019
Aberdeen Global Unconstrained Fixed Income Fund

At October 31, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

						Unrealized
Purchase Contracts		Amount		Amount		Appreciation/
Settlement Date*	Counterparty	Purchased		Sold	Fair Value	(Depreciation)
Australian Dollar/United States Dollar
11/21/2019	Barclays Bank	AUD	412,000	USD 279,921	$284,141	$4,220
11/21/2019	Deutsche Bank	AUD	31,000	USD 20,993	21,380	387
Brazilian Real/United States Dollar
11/21/2019	UBS	BRL	506,000	USD 120,821	126,075	5,254
British Pound/United States Dollar
11/15/2019	Barclays Bank	GBP	19,000	USD 23,676	24,619	943
11/15/2019	Deutsche Bank	GBP	146,000	USD 186,523	189,181	2,658
11/15/2019	Royal Bank of Canada	GBP	42,000	USD 54,090	54,422	332
11/21/2019	JPMorgan Chase	GBP	104,000	USD 126,536	134,782	8,246
11/21/2019	Royal Bank of Canada	GBP	11,000	USD 13,577	14,256	679
Euro/United States Dollar
11/15/2019	Citibank	EUR	63,000	USD 69,750	70,313	563
11/15/2019	Deutsche Bank	EUR	106,000	USD 117,679	118,305	626
11/15/2019	Royal Bank of Canada	EUR	59,000	USD 65,326	65,849	523
11/15/2019	UBS	EUR	131,000	USD 144,406	146,207	1,801
11/21/2019	Barclays Bank	EUR	172,000	USD 189,909	192,041	2,132
Indian Rupee/United States Dollar
11/21/2019	UBS	INR	8,826,000	USD 121,701	123,966	2,265
Japanese Yen/United States Dollar
11/21/2019	Deutsche Bank	JPY	12,130,000	USD 114,620	112,430	(2,190)
11/21/2019	UBS	JPY	69,161,000	USD 655,542	641,039	(14,503)
Mexican Peso/United States Dollar
11/21/2019	JPMorgan Chase	MXN	2,471,000	USD 124,067	128,124	4,057
New Zealand Dollar/United States Dollar
11/15/2019	UBS	NZD	68,000	USD 42,921	43,605	684
Norwegian Krone/United States Dollar
11/21/2019	UBS	NOK	2,232,000	USD 247,905	242,737	(5,168)
Swedish Krona/United States Dollar
11/15/2019	Royal Bank of Canada	SEK	70,000	USD 7,146	7,254	108
Swiss Franc/United States Dollar
11/21/2019	JPMorgan Chase	CHF	251,000	USD 259,637	254,754	(4,883)
					$2,995,480	$8,734

							Unrealized
Sale Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/Australian Dollar
11/15/2019	Barclays Bank	USD	12,928	AUD	19,000	$13,102	$(174)
11/21/2019	Deutsche Bank	USD	128,326	AUD	188,000	129,657	(1,331)
United States Dollar/Brazilian Real
11/21/2019	UBS	USD	125,994	BRL	510,000	127,072	(1,078)
United States Dollar/British Pound
11/15/2019	Barclays Bank	USD	16,127	GBP	13,000	16,845	(718)
11/15/2019	UBS	USD	1,714,041	GBP	1,392,000	1,803,699	(89,658)
11/21/2019	Barclays Bank	USD	12,362	GBP	10,000	12,960	(598)
11/21/2019	Deutsche Bank	USD	67,065	GBP	53,000	68,687	(1,622)

See accompanying Notes to Financial Statements.

20      2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Global Unconstrained Fixed Income Fund

							Unrealized
Sale Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/Canadian Dollar
11/15/2019	JPMorgan Chase	USD	6,813	CAD	9,000	$6,833	$(20)
11/15/2019	UBS	USD	149,563	CAD	199,000	151,094	(1,531)
11/21/2019	Barclays Bank	USD	498,989	CAD	664,000	504,162	(5,173)
United States Dollar/Euro
11/15/2019	Barclays Bank	USD	37,545	EUR	34,000	37,947	(402)
11/15/2019	Citibank	USD	14,344	EUR	13,000	14,509	(165)
11/15/2019	JPMorgan Chase	USD	23,237	EUR	21,000	23,438	(201)
11/15/2019	Royal Bank of Canada	USD	10,955	EUR	10,000	11,161	(206)
11/15/2019	UBS	USD	1,999,197	EUR	1,815,000	2,025,694	(26,497)
11/21/2019	Deutsche Bank	USD	58,654	EUR	53,000	59,175	(521)
11/21/2019	JPMorgan Chase	USD	521,984	EUR	465,000	519,180	2,804
11/21/2019	Royal Bank of Canada	USD	71,233	EUR	64,000	71,457	(224)
United States Dollar/Mexican Peso
11/21/2019	UBS	USD	124,433	MXN	2,457,000	127,398	(2,965)
United States Dollar/New Zealand Dollar
11/15/2019	JPMorgan Chase	USD	37,051	NZD	59,000	37,834	(783)
11/21/2019	UBS	USD	233,193	NZD	361,000	231,518	1,675
United States Dollar/South African Rand
11/21/2019	Deutsche Bank	USD	63,208	ZAR	968,000	63,918	(710)
11/21/2019	UBS	USD	63,339	ZAR	946,000	62,465	874
United States Dollar/South Korean Won
11/21/2019	Citibank	USD	375,602	KRW	453,588,000	387,810	(12,208)
United States Dollar/Swedish Krona
11/15/2019	Deutsche Bank	USD	9,693	SEK	95,000	9,845	(152)
						$6,517,460	$(141,584)

At October 31, 2019, the Fund’s open forward foreign cross currency contracts were as follows:

								Unrealized
Sale Contracts		Amount		Amount		Contract		Appreciation/
Settlement Date	Counterparty	Purchased		Sold		Value	Fair Value	(Depreciation)
Australian Dollar / Japanese Yen
11/21/2019	Deutsche Bank	AUD	371,000	JPY	26,896,758	$248,755	$255,320	$6,565
Canadian Dollar /Norwegian Krone
11/15/2019	Deutsche Bank	CAD	162,706	NOK	1,108,000	122,570	125,612	3,042
Euro / Israeli Shekel
11/21/2019	Deutsche Bank	EUR	115,000	ILS	442,728	125,987	128,660	2,673
Japanese Yen / Australian Dollar
11/15/2019	Barclays Bank	JPY	6,819,597	AUD	93,000	63,423	62,482	(941)
New Zealand Dollar / Australian Dollar
11/21/2019	Deutsche Bank	NZD	360,000	AUD	336,487	228,996	227,810	(1,186)
							$799,884	$10,153
Unrealized appreciation on forward foreign currency exchange contracts								$53,111
Unrealized depreciation on forward foreign currency exchange contracts								(175,808)

*   Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2019 Annual Report      21

Statement of Investments (concluded)

October 31, 2019
Aberdeen Global Unconstrained Fixed Income Fund

At October 31, 2019, the Fund held the following over-the-counter credit default swaps:

Buy Protection:

Expiration Date	Notional Amount	Counterparty/ Reference Entity	Fixed Rate	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Depreciation
06/20/2022	400,000	Barclays Bank/Vodafone Group PLC, 5%, 6/4/18	Equal to 1.00%	Quarterly	$ (2,672)	$ (9,198)	$ (6,526)
Sell Protection:
06/20/2022	200,000	Barclays Bank/Virgin Media Finance PLC, 7%, 4/15/23	Equal to 5.00%	Quarterly	$30,823	$27,837	$ (2,986)

At October 31, 2019, the Fund held the following centrally cleared credit default swaps:

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
Buy Protection:
06/20/2024	$ 128,700	CDX NA HY 5-year	Equal to 5.00%	N/A	Quarterly	$ (9,086)	$ (10,446)	$(1,360)
06/20/2024	1,800,000	CDX NA IG 5-year	Equal to 1.00%	N/A	Quarterly	(38,625)	(43,570)	(4,945)
06/20/2024	180,000	iTRAXX-Crossover 5-year	Equal to 5.00%	N/A	Quarterly	(22,856)	(20,029)	2,827
06/20/2024	1,900,000	ITRAXX-Europe 5-year	Equal to 1.00%	N/A	Quarterly	(53,626)	(56,642)	(3,016)
						$(124,193)	$(130,687)	$(6,494)

At October 31, 2019, the Fund held the following centrally cleared interest rate swaps:

			Receive (Pay)				Premiums		Unrealized
	Notional	Expiration	Floating	Floating	Fixed	Frequency of	Paid		Appreciation/
Currency	Amount	Date	Rate	Rate Index	Rate	Payments Made	(Received)	Value	(Depreciation)
USD	$ 2,990,000	09/19/2020	Pay	3-month LIBOR BBA	2.95%	Quarterly	$ –	$ 33,664	$ 33,664
CAD	3,850,000	05/25/2021	Pay	3-month BA CDOR	1.94%	Quarterly	–	5,040	5,040
CAD	3,850,000	05/25/2021	Pay	3-month BA CDOR	1.94%	Quarterly	–	5,040	5,040
SEK	61,170,000	09/27/2021	Pay	3-month STIBOR	0.09%	Quarterly	–	(14,291)	(14,291)
USD	3,470,000	01/29/2022	Pay	12-month FEDL	2.31%	Annually	–	74,327	74,327
GBP	470,000	07/15/2023	Pay	12-month UK RPI	3.35%	Quarterly	–	1,621	1,621
GBP	370,000	08/21/2024	Pay	12-month UK RPI	3.81%	Annually	–	9,254	9,254
EUR	740,000	09/05/2025	Pay	12-month EONIA	0.48%	Annually	(1,106)	(6,145)	(5,039)
EUR	300,000	04/15/2027	Pay	12-month CPI	1.35%	Quarterly	641	10,807	10,166
EUR	100,000	08/01/2050	Pay	6-month EURIBOR	0.61%	Semiannually	–	5,194	5,194
							$ (465)	$124,511	$ 124,976
CAD	$ 570,000	11/25/2026	Receive	3-month BA CDOR	2.04%	Quarterly	$2,999	$ (7,629)	$ (10,628)
CAD	570,000	11/25/2026	Receive	3-month BA CDOR	2.04%	Quarterly	–	(7,629)	(7,629)
USD	760,000	01/29/2030	Receive	12-month FEDL	2.47%	Quarterly	–	(79,138)	(79,138)
GBP	120,000	07/30/2050	Receive	6-month LIBOR BBA	1.12%	Quarterly	–	–	–
							$2,999	$(94,396)	$ (97,395)
							$2,534	$ 30,115	$ 27,581

See accompanying Notes to Financial Statements.

22      2019 Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Effective February 28, 2019, the Fund name changed from Aberdeen Tax-Free Income Fund to Aberdeen Intermediate Municipal Income Fund and the Fund changed its investment strategy to adopt a target average weighted effective duration of four to seven years and a dollar-weighted average maturity of more than three years but less than ten years. Performance for periods prior to February 28, 2019 does not reflect such investment policy.

Aberdeen Intermediate Municipal Income Fund returned 7.32% (Institutional Class shares net of fees) for the 12-month period ended October 31, 2019, versus the 8.65% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) 1-22 Year U.S. Municipal Securities Index, during the same period.

The overall municipal (muni) bond market generated strong results during the reporting period. As was the case with the taxable bond market, the muni market was supported by falling yields, which moved lower across the curve over the period. This was driven by a number of factors, including a dovish monetary policy pivot by the U.S. Federal Reserve (Fed). The Fed raised its benchmark interest rate four times in 2018. However, in early 2019, the Fed started to reverse its course and said it would be patient in terms of further hikes. The Fed then lowered interest rates at its meetings in July, September and October 2019. With the last cut, the federal funds target rate moved to a range between 1.50% and 1.75%. The Fed’s accommodative stance was triggered by signs of moderating global growth, partially due to the ongoing trade war between the U.S. and China. In addition to falling yields, the municipal market was aided by overall solid investor demand and moderating new supply. The Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, gained 9.42% over the 12-month period ended October 31, 2019. In contrast, its taxable-bond counterpart, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 11.51% over the reporting period.

The Fund underperformed its benchmark, the ICE BofA ML 1-22 Year Municipal Securities Index, over the 12-month period ended October 31, 2019. The Fund’s conservative relatively higher credit-quality positioning was a headwind for relative performance as lower credit-quality securities outperformed their higher-quality counterparts. The Fund’s relative performance also was hampered by its shorter average maturity profile, as measured by duration,3 as well as security selection – largely from the Fund’s position in pre-refunded bonds.4 We continue to focus on adding what we believe is prudent yield to the Fund without taking on significant duration risk, while we are targeting overall strong credit quality. On the upside, security selection in the hospital, toll road and mass transit bond sectors bolstered the Fund’s relative performance for the reporting period.

Regarding the Fund’s positioning among individual states, the allocations to New York, Pennsylvania and Texas were the largest contributors to performance, while positions in North Carolina, Kansas and Minnesota were detractors.

For the balance of the 2019 calendar year, we continue to believe that new municipal issuance will maintain its pace of a moderate increase over the prior year, but will be well absorbed by investor demand. After three 0.25% Fed rate cuts during the last five months, we believe the Fed will likely pause such activity until 2020, barring a significant weakening of U.S. economic indicators. Market volatility remained elevated at times during the last fiscal year and we expect continued volatility during the reminder of calendar year 2019. We believe that municipal fundamentals remain strong overall and economic growth in the U.S. is relatively healthy despite pockets of weakness appearing in the housing market and growing weakness in the manufacturing sector. Nonetheless, we feel that ongoing trade negotiations with China, softening global data, as well as Brexit and European Union-related issues could weigh on economic activity and investor sentiment. Against this backdrop, we think that municipalities will continue to strengthen their balance sheets and local defaults should remain low. However, we are avoiding areas of the market that are experiencing deteriorating fundamentals.

In terms of Fund positioning, spread-tightening during the fiscal year has kept municipal spreads close to their tightest levels since 2007. Therefore, we have maintained the Fund’s overweight allocation to higher-rated securities relative to the benchmark ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index. In keeping with our stance throughout the fiscal year, we anticipate making changes to the Fund’s credit quality and duration positioning when appropriate to seek to increase the Fund’s distribution yield.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1

The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4

Pre-refunded bonds are issued to fund another callable bond, which provides the issuer with the right to redeem the bond before the scheduled maturity date. The proceeds from the issue of the lower-yielding and/or longer-maturing pre-refunded bond are typically invested in U.S. Treasury securities until the scheduled call date of the original bond issue occurs.

2019 Annual Report      23

Aberdeen Intermediate Municipal Income Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

24      2019 Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.05%	2.14%	3.31%
	w/SC2	4.42%	1.62%	3.05%
Class C	w/o SC	6.39%	1.40%	2.56%
	w/SC3	5.39%	1.40%	2.56%
Class R4	w/o SC	6.91%	1.88%	3.24%
Institutional Service Class[4]	w/o SC	7.43%	2.37%	3.58%
Institutional Class[4,5]	w/o SC	7.32%	2.39%	3.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1

The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. An unaffiliated party served as the subadviser for the Fund from June 23, 2008 to February 27, 2011.

2	A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 2.50%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4

Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.

5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Performance of a $10,000 Investment (as of October 31, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Intermediate Municipal Income Fund, the ICE Merrill Lynch 1-22 Year U.S. Municipal Securities Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report      25

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Municipal Bonds	98.8%
Short-Term Investment	0.1%
Other Assets in Excess of Liabilities	1.1%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	8.6%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	3.4%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	3.3%
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.) 06/01/2045	2.7%
Arizona Industrial Development Authority Revenue Bonds 01/01/2032	2.5%
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A 07/01/2029	2.5%
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds (Exxon Mobil Corp.), Series B 11/01/2029	2.4%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.3%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	1.9%
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project) 12/01/2040	1.8%
Other	68.6%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	23.4%
New York	12.2%
Florida	8.8%
New Jersey	5.6%
California	5.4%
Pennsylvania	5.3%
Wisconsin	4.4%
Puerto Rico	3.9%
Louisiana	3.2%
Arizona	2.6%
Other	25.2%
100.0%

26      2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.8%)
Alabama (1.8%)
Black Belt Energy Gas District Revenue Bonds, Series A, 4.00%, 08/01/2047 (a)	$1,000,000	$ 1,059,700
Columbia Industrial Development Board Revenue Bonds (Alabama Power Co. Project), 1.41%, 06/01/2028 (a)	200,000	200,000
		1,259,700
Alaska (1.5%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,040,380
Arizona (2.6%)
Arizona Industrial Development Authority Revenue Bonds, 5.00%, 01/01/2032	1,580,000	1,817,916
California (5.4%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	379,988
California Housing Finance Agency Municipal Certificates Revenue Bonds, Series A, 4.25%, 01/15/2035	168,982	198,300
Los Angeles Community College District General Obligation Unlimited Bonds, Series I, 4.00%, 08/01/2029	400,000	467,564
M-S-R Energy Authority Gas Revenue Bonds
Series B, 6.13%, 11/01/2029	500,000	637,975
Series A, 6.50%, 11/01/2039	500,000	782,685
San Francisco City & County Public Utilities Commission Revenue Bonds, (Pre-refunded @ $100, 11/01/2020), Series F, 5.00%, 11/01/2024	300,000	311,934
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,045,230
		3,823,676
Connecticut (1.8%)
State Health & Educational Facilities Authority Revenue Bonds, Series F, 5.00%, 07/01/2027	1,135,000	1,278,021
District of Columbia (0.9%)
Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	619,330
Florida (8.8%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co. Project), Series A, 1.40%, 12/01/2048 (a)	1,005,000	1,005,000
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 1.26%, 06/01/2045 (a)	1,900,000	1,900,000
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,046,960
County of Escambia Revenue Bonds , 5.00%, 10/01/2046	1,000,000	1,183,430
Florida Development Finance Corp. Revenue Bonds (Imagine School At Broward), 5.00%, 12/15/2039	500,000	576,065

	Shares or Principal Amount	Value (US$)
Polk County Industrial Development Authority Revenue Bonds (Carpenter’s Home Estates, Inc. Project), 5.00%, 01/01/2039	$ 160,000	$ 179,792
Volusia County Educational Facility Authority Revenue Bonds , 5.00%, 10/15/2047	100,000	116,259
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	284,055
		6,291,561
Georgia (1.9%)
Main Street Natural Gas Inc Revenue Bonds, Series A, 5.00%, 05/15/2035	250,000	324,083
Monroe County Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	1,009,360
		1,333,443
Hawaii (0.9%)
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	674,626
Illinois (2.0%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	536,080
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	815,000	861,251
		1,397,331
Kansas (1.4%)
Kansas Hospital Loan City Of Holton Revenue Bonds (Rural Health Resources Of Jackson Co., Inc. Project), 2.50%, 07/01/2021	1,000,000	1,001,340
Kentucky (0.8%)
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048 (a)	500,000	545,035
Louisiana (3.2%)
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 05/15/2026), 3.00%, 05/15/2031	10,000	10,897
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), 5.00%, 01/01/2028	500,000	619,520
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), 5.00%, 10/01/2027	250,000	307,298
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (a)	1,250,000	1,318,825
		2,256,540
Massachusetts (0.8%)
Massachusetts Development Finance Agency Revenue Bonds, Series A, 5.00%, 07/01/2036	500,000	604,450
Michigan (1.3%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	902,493

See accompanying Notes to Financial Statements.

2019 Annual Report     27

Statement of Investments (continued)

October 31, 2019
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Nebraska (1.1%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	$ 750,000	$ 795,413
New Hampshire (0.8%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College)
5.00%, 08/01/2035	250,000	302,773
5.00%, 08/01/2036	245,000	295,962
		598,735
New Jersey (5.6%)
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey), Series F, 4.00%, 07/01/2033	100,000	112,116
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,332,080
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.00%, 01/01/2031	850,000	1,014,586
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	560,800
		4,019,582
New York (12.2%)
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025	125,000	138,360
5.00%, 07/01/2033	625,000	686,419
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	163,354
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,194,640
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,127,270
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	357,764
New York State Dormitory Authority Revenue Bonds, Series A, 5.00%, 03/15/2033	850,000	991,049
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,333,605
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,002,920
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	673,221
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,027,330
		8,695,932
Ohio (0.2%)
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	135,000	138,958

	Shares or Principal Amount	Value (US$)
Pennsylvania (5.3%)
Montgomery County Industrial Development Authority Revenue Bonds (Imagine School At Broward) , 4.00%, 12/01/2037	$ 300,000	$ 329,022
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	1,850,000	2,429,919
School Dist. of the City of Erie, General Obligation Limited Bonds, Series A, (AGM ST AID WITHHLDG), 5.00%, 04/01/2034	825,000	1,018,933
		3,777,874
Puerto Rico (3.9%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A, (AGM), 5.25%, 07/01/2024	615,000	644,747
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A
5.50%, 07/01/2020	500,000	508,395
5.50%, 07/01/2020	500,000	508,395
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	100,000	106,697
Highway & Transportation Authority Revenue Bonds, (AGC), 5.50%, 07/01/2031	890,000	1,016,033
		2,784,267
Rhode Island (1.1%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	778,043
South Carolina (1.7%)
City of Rock Hill SC Combined Utility System Revenue Bonds
5.00%, 01/01/2025	500,000	590,320
5.00%, 01/01/2026	500,000	604,310
		1,194,630
Tennessee (1.9%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	575,720
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project), 5.00%, 10/01/2034	160,000	190,506
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	563,560
		1,329,786
Texas (23.4%)
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,037,450
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Bonds (Exxon Mobil Corp.), 1.30%, 06/01/2030 (a)	600,000	600,000
Harris County Toll Road Authority Revenue Bonds, Series A, 4.00%, 08/15/2048	500,000	557,575

See accompanying Notes to Financial Statements.

28     2019 Annual Report

Statement of Investments (concluded)

October 31, 2019
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (continued)
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	$ 5,015,000	$ 6,113,686
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds (Exxon Mobil Corp.), Series B, 1.30%, 11/01/2029 (a)	1,700,000	1,700,000
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,066,980
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.), Series B, 4.00%, 07/01/2031	115,000	114,571
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A, 1.31%, 07/01/2029 (a)	1,750,000	1,750,000
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	800,000	960,904
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,101,060
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,395,000	1,627,045
		16,629,271
Utah (1.0%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	119,159
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)	570,000	582,916
		702,075

	Shares or Principal Amount	Value (US$)
Virginia (0.8%)
Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, 5.00%, 07/01/2048	$ 500,000	$ 606,410
Washington (0.3%)
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A, 5.00%, 01/01/2024	180,000	194,994
Wisconsin (4.4%)
Public Finance Authority Revenue Bonds
5.00%, 06/15/2029	530,000	641,114
5.00%, 06/15/2034	425,000	504,314
Public Finance Authority Revenue Bonds, 5.00%, 07/01/2038	1,000,000	1,149,170
Wisconsin Health & Educational Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 07/15/2021), Series A, 5.00%, 07/15/2028	500,000	532,080
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	298,480
		3,125,158
Total Municipal Bonds		70,216,970
SHORT-TERM INVESTMENT (0.1%)
UNITED STATES (0.1%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	51,439	51,444
Total Short-Term Investment		51,444
Total Investments (Cost $65,854,083) (b)—98.9%		70,268,414
Other Assets in Excess of Liabilities—1.1%		796,982
Net Assets—100.0%		$71,065,396

(a)        Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2019 Annual Report     29

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Effective February 28, 2019, the Fund name changed from Aberdeen High Yield Managed Duration Municipal Fund to Aberdeen Short Duration High Yield Municipal Fund, and the Fund changed its investment strategy to seek a target average weighted effective duration1 of less than 4.5 years. Performance for periods prior to February 28, 2019 does not reflect such investment policy. In addition, effective February 28, 2019 a blended index replaced the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index as one of the performance benchmarks against which the Fund compares its performance.

Aberdeen Short Duration High Yield Municipal Fund returned 5.05% (Institutional Class shares net of fees) for the 12-month period ended October 31, 2019, versus the 5.91% return of its benchmark, the S&P Municipal Bond Short Intermediate Index, and the 7.49% return of its blended secondary benchmark comprising 30% Bloomberg Barclays 1-10 Year Municipal Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index.

The overall municipal (muni) bond market generated strong results during the reporting period. As was the case with the taxable bond market, the muni market was supported by falling yields, which moved lower across the curve over the period. This was driven by a number of factors, including a dovish monetary policy pivot by the U.S. Federal Reserve (Fed). The Fed raised its benchmark interest rate four times in 2018. However, in early 2019, the Fed started to reverse its course and said it would be patient in terms of further hikes. The Fed then lowered interest rates at its meetings in July, September and October 2019. With the last cut, the federal funds target rate moved to a range between 1.50% and 1.75%. The Fed’s accommodative stance was triggered by signs of moderating global growth, partially due to the ongoing trade war between the U.S. and China. In addition to falling yields, the municipal market was aided by overall solid investor demand and moderating new supply. The Bloomberg Barclays Municipal Bond Index,2 a broad municipal bond market benchmark, gained 9.42% over the 12-month period ended October 31, 2019. In contrast, its taxable-bond counterpart, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,3 returned 11.51% over the reporting period.

During the reporting period, the Fund’s average weighted maturity and effective duration were shorter than that of the 30% Bloomberg Barclays 1-10 Year Municipal Index/70% Bloomberg Barclay 1-10 Year Municipal High Yield Index benchmark. This detracted from the Fund’s relative performance over the period. The Fund had an underweight allocation to lower-quality securities relative to the benchmark, which hampered relative performance as lower-credit-quality securities outperformed their higher-quality counterparts during the reporting period.

Positive contributors to Fund performance during the reporting period included exposures to higher education, continuing care retirement communities and charter school bonds. This was partially offset by exposures to primary education, toll roads and stadium bonds. From a security selection perspective, the allocation to BBB-rated4 municipal bonds was the largest contributor to the Fund performance for the period. Regarding the Fund’s positioning among individual states, the allocations to Massachusetts, Texas and Illinois were the largest contributors to Fund performance, while positions in Utah, Florida and Kansas were detractors.

During the reporting period, the Fund transitioned from a roughly 60%/40% allocation of high-yield and investment-grade bonds,5 respectively, to a 50%/50% allocation, respectively. We believe that this repositioning was appropriate given our outlook for interest rates and the market’s current position near the end of the credit cycle.

For the balance of the 2019 calendar year, we continue to believe that new municipal issuance will maintain its pace of a moderate increase over the prior year, but will be well absorbed by investor demand. After three 0.25% Fed rate cuts during the last five months, we believe the Fed will likely pause such activity until 2020, barring a significant weakening of U.S. economic indicators. Market volatility remained elevated at times during the last fiscal year and we expect continued volatility during the reminder of calendar year 2019. We believe that municipal fundamentals remain strong overall and economic growth in the U.S. is relatively healthy despite pockets of weakness appearing in the housing market and growing weakness in the manufacturing sector. Nonetheless, we feel that ongoing trade negotiations with China, softening global data, as well as Brexit and European Union-related issues could weigh on economic activity and investor sentiment. Against this backdrop, we think that municipalities will continue to strengthen their balance sheets and local defaults should remain low. However, we are avoiding areas of the market that are experiencing deteriorating fundamentals.

In terms of Fund positioning, given interest-rate volatility and the flatness of the yield curve, we do not believe it is prudent to extend the Fund’s duration at this time. We believe that retaining the Fund’s

1           Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2           The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

3           The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment -grade, U.S. dollar-denominated, fixed-rate taxable bond market.

4           S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

5           Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

30     2019 Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited) (concluded)

conservative weighting should enhance the yield while maintaining a more stable net asset value (NAV). With a shorter duration, we believe that the Fund should be insulated from sharp movements in its NAV. Additionally, with the current level of very tight credit spreads, we believe that we are not being properly compensated by dipping down in low BB and unrated credit categories and, therefore, have been and will remain very selective in adding to these rating categories.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report     31

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	4.78%	3.00%	3.42%
	w/SC3	2.14%	2.49%	3.01%
Institutional Class[4]	w/o SC	5.05%	3.25%	3.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1           The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund’s current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019. Please consult the Fund’s prospectus for more detail.

2           Predecessor Fund commenced operations on May 31, 2013.

3           A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 2.50%.

4           Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Short Duration High Yield Municipal Fund, the S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the “Blended Index”), the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

The Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index is the Municipal High Yield component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.

Bloomberg Barclays 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Barclays Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Barclays Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

32     2019 Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Municipal Bonds	97.8%
Mutual Funds	–%
Other Assets in Excess of Liabilities	2.2%
100.0%

Amounts listed as “–“ are 0% or round to 0%.

Top Holdings
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A 07/01/2029	4.6%
Madison County Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A 09/01/2022	2.5%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series A-2 06/01/2024	2.5%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	2.0%
Multi-Pass Through Custodial Receipts Revenue Bonds 03/01/2036	1.9%
Dekalb County Housing Authority Revenue Bonds (Highlands At East Atlanta Apartments Project) 09/01/2036	1.9%
Florida Development Finance Corp. Surface Transportation Facility Revenue Bonds (Virgin Trains USA Passenger Rail Project) 01/01/2049	1.8%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds 12/15/2026	1.7%
Puerto Rico Public Buildings Authority Revenue Bonds 07/01/2023	1.3%
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project) 11/01/2058	1.2%
Other	78.6%
100.0%

Top States
Texas	11.3%
New York	10.4%
Illinois	7.3%
Florida	6.6%
Puerto Rico	5.8%
Pennsylvania	4.6%
Georgia	4.0%
Mississippi	3.8%
Arizona	3.4%
Ohio	3.3%
Other	39.5%
100.0%

2019 Annual Report     33

Statement of Investments

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (97.8%)
Alabama (1.3%)
Alabama Industrial Development Solid Waste Disposal Revenue Bonds (OfficeMax, Inc.), 6.45%, 12/01/2023	$ 750,000	$ 760,477
Health Care Authority for Baptist Health Revenue Bonds, Series D, 5.00%, 11/15/2021	850,000	852,805
Jemison Public Building Authority Revenue Bonds, Series B
3.00%, 03/01/2020	70,000	70,301
3.00%, 03/01/2021	70,000	71,168
Jemison Water & Sewer Revenue Bonds, Series A
3.00%, 03/01/2021	50,000	50,261
3.50%, 03/01/2026	290,000	297,639
Mobile Industrial Development Board Revenue Bonds (Alabama Power Theodore Plant Project), Series A, 1.45%, 04/01/2031 (a)	400,000	400,000
Tuscaloosa County Industrial Development Authority Revenue Bonds (Hunt Refining Project), Series A, 4.50%, 05/01/2032 (b)	500,000	550,695
Walker County Economic & Industrial Development Authority Revenue Bonds (Alabama Power Co.), 1.45%, 12/01/2036 (a)	400,000	400,000
		3,453,346
Arizona (3.4%)
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier), Series C
5.13%, 01/01/2034 (b)	775,000	882,872
5.13%, 01/01/2035 (b)	815,000	922,710
5.13%, 01/01/2036 (b)	860,000	970,648
5.13%, 01/01/2037 (b)	905,000	1,017,491
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project), Series A
5.00%, 01/01/2034	250,000	296,500
5.00%, 01/01/2036	750,000	880,958
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation)
5.00%, 07/01/2022 (b)	385,000	403,715
5.00%, 07/01/2023 (b)	405,000	430,681
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A
5.00%, 02/15/2021 (b)	525,000	536,792
5.00%, 02/15/2026 (b)	500,000	556,845
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.)
2.88%, 07/01/2021 (b)	260,000	260,247
4.00%, 07/01/2026 (b)	1,250,000	1,334,237
Phoenix Industrial Development Authority Education Facility Revenue Bonds (BASIS Schools, Inc.), 3.00%, 07/01/2020 (b)	40,000	40,090

	Shares or Principal Amount	Value (US$)
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Freedom Academy, Inc.), 3.88%, 07/01/2021 (b)	$ 110,000	$ 111,009
		8,644,795
Arkansas (1.6%)
Arkansas Public Housing Authority Municipal Series 1 LLC Revenue Bonds, 3.75%, 09/01/2026 (a)(b)(e)	1,315,000	1,315,421
County of Baxter Hospital Revenue Bonds (Baxter Regional Medical Center), Series A
5.00%, 09/01/2025	1,000,000	1,145,790
5.00%, 09/01/2026	1,490,000	1,735,120
		4,196,331
California (2.2%)
California Housing Finance Agency Municipal Certificates Revenue Bonds, Series A, 4.25%, 01/15/2035	579,366	679,886
California Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (CalPlant I LLC)
7.00%, 07/01/2022 (b)(c)	2,000,000	2,048,260
7.50%, 07/01/2032 (b)(c)	1,500,000	1,567,935
Palomar Pomerado Health Care Certificates of Participation, 5.50%, 11/01/2019	350,000	350,000
Tobacco Securitization Authority of Northern California Revenue Bonds, Series A-2, 5.40%, 06/01/2027	985,000	988,782
		5,634,863
Colorado (0.7%)
Colorado Health Facilities Authority Revenue Bonds (Frasier Meadows Manor, Inc.), Series B
5.00%, 05/15/2028	500,000	540,930
5.00%, 05/15/2029	585,000	631,449
Lambertson Farms Metropolitan District No. 1 General Obligation Limited Bonds, 5.00%, 12/15/2025	500,000	516,350
		1,688,729
Connecticut (1.3%)
City of West Haven General Obligation Unlimited Bonds
Series A, 5.00%, 11/01/2025	325,000	364,478
Series B, 5.00%, 11/01/2025	240,000	269,153
Series A, 5.00%, 11/01/2026	325,000	369,099
Series B, 5.00%, 11/01/2026	200,000	227,138
Series A, 5.00%, 11/01/2027	635,000	728,364
Series B, 5.00%, 11/01/2027	200,000	229,406
Connecticut State Health & Educational Facility Authority Revenue Bonds (Masonicare Corp. Obligated Group), Series F, 5.00%, 07/01/2024	1,000,000	1,110,320
Mohegan Tribe of Indians of Connecticut Revenue Bonds, Series C, 4.75%, 02/01/2020 (b)	145,000	145,739
		3,443,697

See accompanying Notes to Financial Statements.

34     2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
District of Columbia (0.9%)
District of Columbia Revenue Bonds (Ingleside Presbyterian Retirement Community, Inc.), Series B, 3.88%, 07/01/2024	$ 1,500,000	$ 1,499,985
District of Columbia Revenue Bonds (The Freedom Forum Issue), Series A, 5.00%, 08/01/2037 (a)	750,000	762,188
		2,262,173
Florida (6.6%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co. Project), Series A, 1.40%, 12/01/2048 (a)	195,000	195,000
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.) 1.30%, 06/01/2045 (a)	100,000	100,000
Series B, 1.36%, 12/01/2048 (a)	700,000	700,000
Capital Trust Agency, Inc. Revenue Bonds (Silver Creek St. Augustine LLLP), Series A, 6.50%, 01/01/2024 (d)(e)	250,000	160,000
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	70,000	73,995
City of Atlantic Beach Health Care Facilities Revenue Bonds (Naval Continuing Care Retirement Foundation, Inc.), Series A, 5.00%, 11/15/2021	200,000	212,590
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Imagine School At Broward Project)
Series A, 4.00%, 12/15/2029 (b)	530,000	581,702
Series A, 5.00%, 12/15/2034 (b)	530,000	620,243
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024 (b)	100,000	98,822
Florida Development Finance Corp. Solid Waste Revenue Bonds (Waste Pro USA, Inc.)
5.00%, 05/01/2029 (b)	2,000,000	2,203,140
5.00%, 08/01/2029 (a)(b)	2,000,000	2,120,160
Florida Development Finance Corp. Surface Transportation Facility Revenue Bonds (Virgin Trains USA Passenger Rail Project), Series A
6.25%, 01/01/2049 (a)(b)	2,500,000	2,379,550
6.38%, 01/01/2049 (a)(b)	2,500,000	2,362,500
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.), Series A, 1.30%, 12/01/2046 (a)	400,000	400,000
Martin County Industrial Development Authority Revenue Bonds (Indiantown Cogeneration LP), 4.20%, 12/15/2025 (b)	2,000,000	2,026,020
Palm Beach County Revenue Bonds (Provident Group – PBAU Properties LLC – Palm Beach Atlantic University Housing Project), Series A, 5.00%, 04/01/2029 (b)	1,440,000	1,632,758
Polk County Industrial Development Authority Revenue Bonds (Carpenter’s Home Estates, Inc. Project)
Series A, 5.00%, 01/01/2029	450,000	517,892
5.00%, 01/01/2039	240,000	269,688

	Shares or Principal Amount	Value (US$)
St. Lucie County Solid Waste Disposal Revenue Bonds (Florida Power & Light Co. Project), 1.40%, 05/01/2024 (a)	$ 100,000	$ 100,000
Village Community Development District #12, Special Assessment Revenue Bonds, 2.88%, 05/01/2021	335,000	337,854
		17,091,914
Georgia (4.0%)
Dekalb County Housing Authority Revenue Bonds (Highlands At East Atlanta Apartments Project), 2.88%, 09/01/2036 (a)(b)	5,000,000	4,914,800
Main Street Natural Gas, Inc. Revenue Bonds, Series A
5.00%, 05/15/2030	200,000	245,466
5.00%, 05/15/2036	1,970,000	2,569,136
The Atlanta Development Authority Senior Health Care Revenue Bonds (Georgia Proton Treatment Center Project), Series A-1, 6.75%, 01/01/2035	2,300,000	2,430,433
Turner County School District Revenue Bonds, 4.50%, 12/01/2019	245,000	245,081
		10,404,916
Guam (0.1%)
Guam International Airport Authority Revenue Bonds (Antonio B. Won Pat International Airport Authority), Series C, 5.00%, 10/01/2021	160,000	167,069
Idaho (0.4%)
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026	900,000	954,261
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026	145,000	153,757
		1,108,018
Illinois (7.3%)
Chicago Board of Education Certificate of Participation, Series A, 6.00%, 01/01/2020	2,040,000	2,053,994
Chicago Board of Education General Obligation Unlimited Bonds
Series C, 5.00%, 12/01/2019	1,500,000	1,503,315
Series C, 5.00%, 12/01/2022	600,000	647,736
Series A, 5.00%, 12/01/2028	200,000	243,628
City of Chicago General Obligation Unlimited Bonds, 5.00%, 12/01/2024	80,000	80,326
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	640,476
Governors State University Certificates of Participation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	469,484
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	225,000	234,450

See accompanying Notes to Financial Statements.

2019 Annual Report     35

Statement of Investments (continued)

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Illinois (continued)
Illinois Finance Authority Revenue Bonds (Benedictine University), 5.00%, 10/01/2025	$ 1,035,000	$ 1,135,571
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC), Series A
5.00%, 02/15/2027	420,000	494,588
5.00%, 02/15/2028	400,000	471,584
5.00%, 02/15/2029	520,000	608,759
5.00%, 02/15/2030	335,000	390,305
5.00%, 02/15/2031	370,000	429,570
5.00%, 02/15/2032	225,000	260,532
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation)
5.00%, 12/01/2028	250,000	287,353
5.00%, 12/01/2029	315,000	360,051
Illinois Finance Authority Revenue Bonds (Intrinsic Schools Belmont Campus Project), Series A, 4.50%, 12/01/2020 (b)	215,000	216,656
Metropolitan Pier & Exposition Authority Revenue Bonds
5.50%, 06/15/2020	1,450,000	1,453,929
5.00%, 12/15/2025	295,000	337,191
5.00%, 12/15/2026	250,000	289,312
5.00%, 12/15/2027	100,000	116,794
5.00%, 12/15/2028	250,000	288,723
Southwestern Development Authority Health Facility Revenue Bonds (Memorial Group Obligated Group), 5.75%, 11/01/2019	75,000	75,000
State of Illinois General Obligation Unlimited Bonds
5.00%, 02/01/2020	740,000	745,387
5.00%, 08/01/2021	50,000	52,527
5.00%, 08/01/2024	2,000,000	2,131,640
4.00%, 02/01/2030	745,000	819,872
Village of Matteson Revenue Bonds
5.00%, 12/01/2019	115,000	115,254
5.00%, 12/01/2026	150,000	176,723
5.00%, 12/01/2027	150,000	179,472
5.00%, 12/01/2028	350,000	421,039
Village of Posen General Obligation Unlimited Bonds, 4.40%, 12/01/2019	140,000	140,270
Village of Sauk General Obligation Unlimited Bonds
4.30%, 12/01/2023	400,000	400,944
4.60%, 12/01/2026	300,000	300,774
Village of Willow Springs General Obligation Unlimited Bonds, Series C, 4.45%, 12/15/2021	285,000	285,633
		18,858,862
Indiana (0.8%)
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	150,000	163,680
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023 (b)	1,680,000	1,755,398
Indiana Finance Authority Hospital Revenue Bonds (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc.), 5.00%, 08/15/2020	115,000	117,819
Indiana Finance Authority Revenue Bonds (United States Steel Corp.), 6.00%, 12/01/2019	50,000	50,150
		2,087,047

	Shares or Principal Amount	Value (US$)
Iowa (0.0%)
Iowa Higher Education Loan Authority Revenue Bonds (Wartburg College), 2.50%, 10/01/2020	$ 115,000	$ 115,040
Kansas (1.5%)
Independent College Finance Authority Revenue Notes (Bethel College), Series A, 5.50%, 05/01/2020	400,000	405,156
Independent College Finance Authority Revenue Notes (Central Christian College Of Kansas), Series B, 6.13%, 05/01/2020	200,000	202,692
Independent College Finance Authority Revenue Notes (Ottawa University), Series C, 5.50%, 05/01/2020	1,200,000	1,215,468
Kansas Hospital Loan City Of Holton Revenue Bonds (Rural Health Resources Of Jackson Co., Inc. Project), 2.50%, 07/01/2021	2,000,000	2,002,680
Overland Park Development Corp. Revenue Bonds, Series B, 5.13%, 01/01/2022	140,000	140,235
		3,966,231
Kentucky (1.0%)
Ohio County Pollution Control Revenue Bonds (Big Rivers Electric Corp.), Series A, 6.00%, 07/15/2031	2,475,000	2,522,124
Louisiana (1.3%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2029 (b)	1,000,000	1,138,690
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	250,000	272,815
Louisiana Local Government Environmental Facilities & Community Development Authority Student Housing Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2039 (b)	1,000,000	1,094,510
Louisiana Public Facilities Authority Revenue Bonds (Young Audiences Charter School Project), Series A, 5.00%, 04/01/2030 (b)	400,000	429,924
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (a)	315,000	332,344
		3,268,283
Maryland (3.0%)
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	100,000	101,989
Frederick County Educational Facilities Revenue Bonds (Mount St. Marys University), Series A
5.00%, 09/01/2027 (b)	1,495,000	1,707,574
5.00%, 09/01/2032 (b)	740,000	849,180

See accompanying Notes to Financial Statements.

36     2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Maryland (continued)
Maryland Economic Development Corp. Revenue Bonds (CONSOL Marine Terminal, Inc.), 5.75%, 09/01/2025	$ 1,445,000	$ 1,478,784
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Adventist Healthcare Obligated Group)
Series A, 5.00%, 01/01/2020	355,000	356,942
5.00%, 01/01/2021	450,000	467,968
The Mayor and Council of Rockville Economic Development Revenue Bonds (King Farm Presbyterian Retirement Community, Inc.)
5.00%, 11/01/2025	625,000	726,925
Series A-2, 5.00%, 11/01/2025	705,000	819,971
5.00%, 11/01/2026	365,000	422,882
5.00%, 11/01/2027	600,000	690,804
		7,623,019
Massachusetts (2.3%)
Lynn Housing Authority & Neighborhood Development Revenue Bonds, 4.00%, 10/01/2022	615,000	628,782
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023 (b)	1,000,000	1,035,190
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.)
4.00%, 10/01/2025 (b)	500,000	544,680
4.00%, 10/01/2026 (b)	500,000	544,460
4.00%, 10/01/2027 (b)	450,000	488,804
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,721,130
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Issue), Series A
5.00%, 07/01/2033	500,000	609,325
5.00%, 07/01/2034	300,000	364,710
		5,937,081
Michigan (1.9%)
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	500,000	549,645
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	70,000	71,355
Jackson College Dormitory Housing Revenue Bonds, 5.00%, 05/01/2021	165,000	167,346
Michigan State Housing Development Authority Revenue Bonds, Series A, 1.53%, 10/01/2037 (a)	3,100,000	3,100,000
Michigan Strategic Fund Revenue Bonds (Genesee Power Station LP), 7.50%, 01/01/2021	415,000	414,486
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series A, 5.13%, 06/01/2022	490,000	490,686
		4,793,518

	Shares or Principal Amount	Value (US$)
Minnesota (2.3%)
City of Hugo Charter School Lease Revenue Bonds (CS Property Noble LLC), Series A, 4.00%, 07/01/2020	$ 145,000	$ 146,369
City of International Falls Pollution Control Revenue Bonds (Boise Cascade Corp.), 5.65%, 12/01/2022	815,000	826,385
City of Sauk Rapids Revenue Bonds (Good Shephard Lutheran Home of Sauk Rapids Minnesota), 5.00%, 01/01/2020	420,000	421,646
Oak Park Heights Nursing Home Revenue Bonds (VSSA Care Center LLC), 4.00%, 02/01/2020	300,000	301,047
Rice County Educational Facility Revenue Bonds (Shattuck-St Mary’s School), Series A, 5.00%, 08/01/2022 (b)	975,000	1,023,760
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), 5.85%, 11/01/2058 (a)(b)	3,000,000	3,198,120
		5,917,327
Mississippi (3.8%)
Mississippi Business Finance Corp. Revenue Bonds (Huntington Ingalls Industries, Inc.), 4.55%, 12/01/2028	980,000	980,529
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 2.10%, 11/01/2032 (a)	5,000,000	5,000,000
Mississippi Development Bank Revenue Bonds (Hancock County Gomesa Project), 4.55%, 11/01/2039 (b)	2,000,000	2,073,200
Mississippi Pearl General Obligation Unlimited Bonds
2.75%, 07/15/2020	520,000	516,048
3.00%, 07/15/2022	630,000	612,064
3.13%, 07/15/2023	655,000	632,317
		9,814,158
Missouri (1.1%)
Platte County Industrial Development Authority Transportation Revenue Bonds
5.00%, 12/01/2019	665,000	332,500
5.00%, 12/01/2020	850,000	425,000
5.00%, 12/01/2025	675,000	337,500
Saint Louis County Missouri Industrial Development Authority Revenue Bonds (Ranken-Jordan Pediatric Specialty Hospital)
4.00%, 11/15/2021	555,000	575,741
5.00%, 11/15/2022	625,000	676,606
State of Missouri Health & Educational Facilities Authority Revenue Bonds (SSM Health Care), Series B, 2.63%, 06/01/2020 (a)	500,000	500,000
		2,847,347

See accompanying Notes to Financial Statements.

2019 Annual Report     37

Statement of Investments (continued)

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Nebraska (0.3%)
Scotts Bluff County Hospital Authority Revenue Bonds (Regional West Medical Center), Series A, 5.00%, 02/01/2022	$615,000	$649,219
Nevada (0.8%)
City of Carson Hospital Revenue Bonds (Carson Tahoe Regional Healthcare)
5.00%, 09/01/2027	605,000	734,192
5.00%, 09/01/2029	620,000	746,399
Nevada Department of Business & Industry Revenue Bonds (Doral Academy of Nevada), Series A, 3.13%, 07/15/2022 (b)(c)	460,000	463,846
		1,944,437
New Jersey (1.6%)
New Jersey Economic Development Authority Revenue Bonds
5.00%, 06/15/2021	2,000,000	2,111,500
Series EE, 5.00%, 09/01/2023	700,000	732,011
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024 (b)	90,000	93,475
New Jersey Economic Development Authority Revenue Bonds (NYNJ Link Borrower LLC), 5.25%, 01/01/2025	125,000	142,794
New Jersey Economic Development Authority Revenue Bonds (United Airlines, Inc.), 5.50%, 04/01/2028	55,000	55,137
South Jersey Port Corp. Revenue Bonds, Series B
5.00%, 01/01/2026	300,000	348,561
5.00%, 01/01/2027	250,000	295,292
5.00%, 01/01/2028	255,000	305,901
		4,084,671
New York (10.4%)
Brookhaven Local Development Corp. Revenue Bonds (Active Retirement Community, Inc.)
5.00%, 11/01/2021	300,000	318,174
5.00%, 11/01/2022	250,000	271,428
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds (Charter School for Applied Technologies Project), 4.00%, 06/01/2022	895,000	928,375
Build NYC Resource Corp. Revenue Bonds (Metropolitan College of New York), 5.00%, 11/01/2020	765,000	781,646
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project), Series A
4.00%, 06/01/2022 (b)	190,000	196,677
5.00%, 06/01/2023 (b)	370,000	399,726
5.00%, 06/01/2024 (b)	390,000	428,528
5.00%, 06/01/2025 (b)	410,000	457,371
5.00%, 06/01/2026 (b)	430,000	485,870
5.00%, 06/01/2027 (b)	450,000	507,474
5.00%, 06/01/2032 (b)	500,000	554,260

	Shares or Principal Amount	Value (US$)
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025 (b)	$1,615,000	$1,787,611
5.00%, 07/01/2033 (b)	2,635,000	2,893,941
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	455,000	512,594
Madison County Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A, 5.50%, 09/01/2022	6,500,000	6,474,325
Multi-Pass Through Custodial Receipts Revenue Bonds, 2.88%, 03/01/2036 (a)(b)	5,000,000	4,927,600
Nassau County Tobacco Settlement Corp. Revenue Bonds, Series A-2, 5.25%, 06/01/2026 (c)	1,150,000	1,148,367
New York State Dormitory Authority Revenue Bonds (Touro College And University System Obligated Group), Series A, 4.00%, 01/01/2023	445,000	466,863
New York State Dormitory Authority Revenue Bonds (Yeshiva University)
Series A, 5.00%, 11/01/2019	95,000	95,000
5.00%, 09/01/2021	1,025,000	1,027,470
5.00%, 09/01/2022	1,640,000	1,644,018
Village of Johnson City General Obligation Limited Bonds
5.00%, 10/01/2020	115,000	117,125
5.00%, 10/01/2021	115,000	119,194
5.00%, 10/01/2022	115,000	120,832
		26,664,469
North Carolina (0.3%)
North Carolina Capital Facilities Finance Agency Revenue Bonds (Johnson & Wales University), Series A, 5.00%, 04/01/2028	795,000	860,635
Ohio (3.3%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series A-2
5.13%, 06/01/2024	4,310,000	4,315,904
5.38%, 06/01/2024	2,030,000	2,032,213
City of Cleveland Airport Special Revenue Bonds (United Airlines, Inc.), 5.38%, 09/15/2027	400,000	401,084
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	250,000	277,950
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A
2.88%, 02/01/2026	1,000,000	1,014,420
3.25%, 09/01/2029	140,000	144,105
Ohio Air Quality Development Authority Revenue Bonds (AK Steel Corp.), 6.75%, 06/01/2024	200,000	205,990
		8,391,666
Pennsylvania (4.6%)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Bonds, 5.00%, 05/01/2022 (b)	965,000	1,024,849

See accompanying Notes to Financial Statements.

38     2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Pennsylvania (continued)
Dauphin County General Authority Revenue Bonds (Harrisburg University of Science and Technology Project)
4.00%, 10/15/2022 (b)	$695,000	$714,154
5.00%, 10/15/2027 (b)	1,650,000	1,863,972
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	107,922
Montgomery County Industrial Development Authority Revenue Bonds (Waverly Heights, Ltd. Project)
4.00%, 12/01/2036	100,000	109,983
4.00%, 12/01/2038	300,000	328,263
Moon Industrial Development Authority Revenue Bonds (Baptist Homes Society), 5.00%, 07/01/2020	450,000	455,630
Pennsylvania Economic Development Financing Authority Revenue Bonds (Talen Energy Supply LLC), Series C, 5.00%, 12/01/2037 (a)	3,100,000	3,156,916
Philadelphia Authority for Industrial Development Revenue Bonds (Discovery Charter School Project), 5.00%, 04/01/2022	440,000	444,545
Philadelphia Authority for Industrial Development Revenue Bonds (Evangelical Services for the Aging Obligated Group), 5.00%, 07/01/2031	500,000	568,315
Philadelphia School District General Obligation Limited Bonds, Series F, 5.00%, 09/01/2024	2,000,000	2,321,360
Pottsville Hospital Facilities Authority Health Center Revenue Bonds (Lehigh Valley Health Network Obligated Group), 5.75%, 07/01/2022 (b)	100,000	106,954
Scranton School District General Obligation Limited Bonds
Series B, 5.00%, 06/01/2023	100,000	110,951
Series B, 5.00%, 06/01/2024	100,000	113,780
Series B, 5.00%, 06/01/2025	100,000	116,479
Series D, 5.00%, 06/01/2027	345,000	400,138
		11,944,211
Puerto Rico (5.8%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A
5.50%, 07/01/2020	1,695,000	1,723,459
5.50%, 07/01/2020	935,000	950,699
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds, Series A
5.50%, 07/01/2021	615,000	637,638
5.00%, 07/01/2027	110,000	112,792
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	1,290,000	1,376,391
Puerto Rico Electric Power Authority Revenue Bonds
Series SS, 5.00%, 07/01/2020	155,000	156,149
Series UU, 5.00%, 07/01/2020	250,000	253,037
Series SS, 5.00%, 07/01/2022	260,000	264,394

	Shares or Principal Amount	Value (US$)
Series PP, 5.00%, 07/01/2023	$205,000	$208,959
Series SS, 5.25%, 07/01/2023 (c)(e)	2,340,000	2,462,920
Series PP, 5.00%, 07/01/2024	835,000	853,119
Series UU, 5.00%, 07/01/2024	300,000	307,641
Puerto Rico Highway & Transportation Authority Revenue Bonds
Series BB, 5.25%, 07/01/2022	100,000	105,835
Series L, 5.25%, 07/01/2023	520,000	547,316
Series E, 5.50%, 07/01/2023	200,000	216,112
Series D, 5.00%, 07/01/2027	145,000	148,680
Puerto Rico Municipal Finance Agency Revenue Bonds, Series A, 5.00%, 08/01/2020	100,000	101,215
Puerto Rico Public Buildings Authority Revenue Bonds
Series F, 5.25%, 07/01/2021	1,200,000	1,250,244
6.00%, 07/01/2023 (c)	3,000,000	3,233,880
		14,910,480
Rhode Island (0.5%)
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B
5.00%, 09/01/2022	680,000	734,414
5.00%, 09/01/2023	500,000	552,320
		1,286,734
South Carolina (0.9%)
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC), 5.25%, 02/01/2027 (b)	1,060,000	1,095,139
South Carolina Jobs-Economic Development Authority Revenue Bonds (Royal Live Oaks Academy of the Arts & Sciences Charter School), Series A, 3.00%, 08/01/2020 (b)	1,225,000	1,227,156
		2,322,295
Tennessee (0.2%)
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project)
5.00%, 10/01/2029	300,000	356,733
5.00%, 10/01/2034	90,000	107,159
		463,892
Texas (11.3%)
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group)
5.00%, 07/15/2023	300,000	330,630
5.00%, 07/15/2024	150,000	168,653
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds, 5.00%, 12/01/2021	500,000	523,575
City of Houston Airport System Revenue Bonds (United Airlines, Inc.)
4.50%, 07/01/2020	200,000	203,620
Series C, 5.00%, 07/15/2020	150,000	153,519

See accompanying Notes to Financial Statements.

2019 Annual Report     39

Statement of Investments (continued)

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (continued)
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	$75,000	$83,023
Harris County Cultural Education Facilities F inance Corp. Revenue Bonds (Brazos Presbyterian Homes, Inc.), 5.00%, 01/01/2027	895,000	998,399
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Willow Winds, Inc.), Series A, 5.00%, 10/01/2023	95,000	92,219
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.)
Series C, 4.00%, 07/01/2021	275,000	276,171
Series C, 5.00%, 07/01/2023	300,000	311,862
Series B, 4.00%, 07/01/2025	675,000	685,915
Series C, 5.00%, 07/01/2025	330,000	347,912
Series B, 4.00%, 07/01/2026	500,000	507,285
Series D, 6.00%, 07/01/2026 (e)	125,000	127,651
Series B, 4.00%, 07/01/2031	500,000	498,135
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (MRC Senior Living), 3.25%, 11/15/2022	345,000	345,014
Port Beaumont Navigation District Revenue Bonds (Jefferson Railport Terminal II LLC), 7.25%, 02/01/2036 (a)(b)	2,200,000	2,223,298
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A, 1.31%, 07/01/2029 (a)(b)	11,900,000	11,900,000
SA Energy Acquisition Public Facility Corp. Revenue Bonds
5.50%, 08/01/2022	80,000	88,049
5.50%, 08/01/2023	50,000	56,675
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.)
Series A, 4.50%, 11/15/2021 (e)	695,000	486,500
Series B-1, 5.63%, 11/15/2024	3,000,000	3,005,250
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds
Series C, 2.87%, 12/15/2026 (a)(c)	1,500,000	1,485,795
Series D, 6.25%, 12/15/2026	2,510,000	2,927,513
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds, 5.00%, 12/15/2025	1,000,000	1,096,670
Texas Public Finance Authority Revenue Bonds (Texas Southern University), 5.00%, 11/01/2021	100,000	106,504
		29,029,837
U. S. Virgin Islands (0.6%)
Virgin Islands Public Finance Authority Revenue Bonds, Series A, 5.00%, 10/01/2032	1,210,000	1,312,378
Virgin Islands Public Finance Authority Revenue Bonds (United States Virgin Islands Federal Excise Tax), Series A, 5.00%, 10/01/2020	170,000	171,194
		1,483,572

	Shares or Principal Amount	Value (US$)
Utah (3.1%)
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School), Series A
4.50%, 10/15/2028 (b)	$500,000	$502,140
4.63%, 10/15/2048 (a)(b)	1,000,000	1,017,870
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), 3.63%, 06/15/2021 (b)(c)	325,000	324,714
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)(b)	3,000,000	3,067,980
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048 (a)(b)	3,000,000	3,079,020
		7,991,724
Washington (2.1%)
State Housing Finance Commission Revenue Bonds (Herons Key Senior Living), Series A
6.50%, 07/01/2030 (b)	900,000	977,274
6.75%, 07/01/2035 (b)	820,000	895,801
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A
5.00%, 01/01/2028 (b)	440,000	502,907
5.00%, 01/01/2029 (b)	465,000	530,346
5.00%, 01/01/2034 (b)	745,000	832,835
Washington State Housing Finance Commission Revenue Bonds (Heron’s Key Obligated Group), Series B-1, 5.50%, 01/01/2024 (b)	485,000	485,325
Washington State Housing Finance Commission Revenue Bonds (Mirabella), 6.00%, 10/01/2022 (b)	795,000	846,373
Washington State Housing Finance Commission Revenue Bonds (Presbyterian Retirement Communities Northwest Obligated Group)
5.00%, 01/01/2023	30,000	31,730
5.00%, 01/01/2023 (b)	50,000	52,337
Washington State Housing Finance Commission Revenue Bonds (Wesley Homes Lea Hill LLC), 3.20%, 07/01/2021 (b)	250,000	251,477
		5,406,405
West Virginia (0.8%)
Glenville State College Board of Governors Revenue Bonds, 3.25%, 06/01/2022	500,000	497,545
Ohio County Development Authority Revenue Bonds (Ohio County Sport Complex Project), 4.00%, 09/01/2023	1,610,000	1,654,806
		2,152,351
Wisconsin (2.4%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Covenent Communities, Inc.)
5.50%, 07/01/2023	95,000	95,043
6.00%, 07/01/2028	170,000	170,105
6.50%, 07/01/2033	300,000	300,135

See accompanying Notes to Financial Statements.

40     2019 Annual Report

Statement of Investments (concluded)

October 31, 2019
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Wisconsin (continued)
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Barton College), Series A
5.00%, 03/01/2023	$1,310,000	$1,360,749
5.00%, 03/01/2028	1,190,000	1,324,220
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College)
5.00%, 01/01/2026	685,000	781,044
5.00%, 01/01/2027	830,000	951,827
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Piedmont Community Charter School)
5.00%, 06/15/2022	185,000	198,657
5.00%, 06/15/2024	210,000	236,681
5.00%, 06/15/2026	230,000	269,134
5.00%, 06/15/2027	160,000	189,987
Wisconsin Public Finance Authority Revenue Bonds (Glenridge on Palmer Ranch), Series A, 7.00%, 06/01/2020 (b)	85,000	87,060
Wisconsin Public Finance Authority Revenue Bonds (Roseman University of Health Sciences), 5.00%, 04/01/2022	100,000	103,243
		6,067,885
Total Municipal Bonds		251,500,371

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (0.0%)
UNITED STATES (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	86,918	$86,927
Total Short-Term Investment		86,927
Total Investments (Cost $247,744,087) (f)—97.8%		251,587,298
Other Assets in Excess of Liabilities—2.2%		5,706,148
Net Assets—100.0%		$257,293,446

(a)

Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	Security is in default.
(e)	Illiquid security
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2019 Annual Report     41

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Aberdeen Ultra Short Municipal Income Fund returned 1.51% (Institutional Class shares net of fees) for the 12-month period ended October 31, 2019, versus the 2.84% return of its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index, during the same period.

The overall municipal (muni) bond market generated strong results during the reporting period. As was the case with the taxable bond market, the muni market was supported by falling yields, which moved lower across the curve over the period. This was driven by a number of factors, including a dovish monetary policy pivot by the U.S. Federal Reserve’s (Fed). The Fed raised its benchmark interest rate four times in 2018. However, in early 2019, the Fed started to reverse its course and said it would be patient in terms of further hikes. As expected, the Fed then lowered interest rates at its meetings in July, September and October 2019. With the last cut, the federal funds target rate moved to a range between 1.50% and 1.75%. The Fed’s accommodative stance was triggered by signs of moderating global growth, partially due to the ongoing trade war between the U.S. and China. In addition to falling yields, the municipal market was aided by overall solid investor demand and moderating new supply. The Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, gained 9.42% over the 12-month period ended October 31, 2019. In contrast, its taxable-bond counterpart, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 11.51% over the reporting period.

Over the reporting period, the Fund’s effective average maturity remained less than 30 days, compared to an average maturity of more than one year for its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. This enabled the Fund to maintain a relatively stable net asset value (NAV) over the period.

The short end of the municipal bond curve saw yields decline during the reporting period, as the Fed reversed monetary policy tightening. The Fund experienced relatively low movement in NAV versus fluctuations in the benchmark index. A major contributor to the stability of the Fund’s NAV was the position in variable-rate demand notes, which comprised over 70% of the Fund’s net assets as of the end of the reporting period. These securities trade at par value, which does not fluctuate during periods of rate volatility, although their rates reset daily or weekly, which allows the Fund to capture increased yields when rates move up. The Fund’s performance relative to the benchmark for the reporting period was bolstered mainly by holdings in A3 rated securities, as their spreads compressed4 more than their higher-rated counterparts. Despite the outperformance of lower-investment-grade5 securities, we maintained our bias towards higher-credit-quality securities over the reporting period as we believe that that there was the potential for spread widening.

Positive contributors to the Fund’s absolute performance during the reporting period included the exposure to hospitals, solid waste and general obligation bonds. In terms of the Fund’s positioning among individual states, allocations to Mississippi, New York and California were the largest contributors to the Fund’s absolute return for the period. During this time, there were no meaningful detractors from the Fund’s absolute performance from either a sector or state perspective.

For the balance of the 2019 calendar year, we continue to believe that new municipal issuance will maintain its pace of a moderate increase over the prior year, but will be well absorbed by investor demand. After three 0.25% Fed rate cuts during the last five months, we believe the Fed will likely pause such activity until 2020, barring a significant weakening of U.S. economic indicators. Market volatility remained elevated at times during the last fiscal year and we expect continued volatility during the reminder of calendar year 2019. We believe that municipal fundamentals remain strong overall and economic growth in the U.S. is relatively healthy despite pockets of weakness appearing in the housing market and growing weakness in the manufacturing sector. Nonetheless, we feel that ongoing trade negotiations with China, softening global data as well as Brexit and European Union-related issues could weigh on economic activity and investor sentiment. Against this backdrop, we think that municipalities will continue to strengthen their balance sheets and local defaults should remain low. However, we are avoiding areas of the market that are experiencing deteriorating fundamentals.

In terms of Fund positioning, given interest-rate volatility, we will continue to be selective in extending the Fund’s duration at this time. We believe that retaining the Fund’s conservative weighting should enhance the yield while maintaining a more stable NAV. With a shorter duration, we feel that the Fund should be insulated from sharp movements in its NAV.

1   The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2   The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

3   The credit ratings of S&P Global Ratings, Moody’s Investors Services Inc., and Fitch Ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

4   When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.

5   Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

42     2019 Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited) (concluded)

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 0.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Annual Report     43

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2019)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.36%	0.72%	0.76%
	w/SC2	0.86%	0.62%	0.71%
Class A1[3]	w/o SC	1.36%	0.72%	0.76%
	w/SC2	0.86%	0.62%	0.71%
Institutional Class[4]	w/o SC	1.51%	0.97%	1.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1   Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2   A 0.50% front-end sales charge was deducted.

3   Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.

4   Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Ultra Short Municipal Income Fund, Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

44     2019 Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Municipal Bonds	105.0%
Mutual Funds	–%
Liabilities in Excess of Other Assets	(5.0)%
100.0%

Amounts listed as “–” are 0% or round to 0%.

Top Holdings
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	7.0%
JPMorgan Chase Putters/Drivers Trust, Series C 06/01/2021	4.2%
Palomar Pomerado Health Care Certificates of Participation 11/01/2036	3.9%
Central Plains Energy Project Gas Supply Revenue Refunding Bonds 08/01/2039	3.8%
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.) 11/01/2033	3.6%
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A 07/01/2029	3.3%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	3.0%
St. Lucie County Solid Waste Disposal Revenue Bonds (Florida Power & Light Co. Project) 05/01/2024	2.7%
Michigan State Housing Development Authority Revenue Bonds, Series A 10/01/2037	2.6%
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B 02/01/2029	2.5%
Other	63.4%
100.0%

Top States
Mississippi	11.8%
California	11.2%
Florida	8.1%
New York	6.1%
Texas	6.0%
Illinois	4.7%
Alabama	4.5%
Pennsylvania	4.5%
Minnesota	4.2%
North Carolina	4.2%
Other	34.7%
100.0%

2019 Annual Report     45

Statement of Investments

October 31, 2019
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (105.0%)
Alabama (4.5%)
Eutaw Industrial Development Board Revenue Bonds (Mission Power Co.), 1.43%, 12/01/2020 (a)	$ 6,250,000	$ 6,250,000
Health Care Authority for Baptist Health Revenue Bonds, Series B
1.77%, 11/15/2037 (a)	8,175,000	8,175,000
1.55%, 11/01/2042 (a)	18,200,000	18,200,000
Tuscaloosa County Industrial Development Authority Revenue Bonds (Nucor Corp.), Series A, 1.31%, 09/01/2020 (a)	7,400,000	7,400,000
		40,025,000
Arizona (4.1%)
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 1.40%, 09/01/2024 (a)	9,600,000	9,605,568
Phoenix Industrial Development Authority Solid Waste Revenue Bonds (Republic Services, Inc.), 1.52%, 12/01/2035 (a)	10,500,000	10,500,000
Scottsdale Industrial Development Authority Revenue Bonds (Scottsdale Healthcare Hospitals Obligated Group), Series F, 1.65%, 09/01/2045 (a)	16,275,000	16,275,000
		36,380,568
Arkansas (3.4%)
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), 1.55%, 09/01/2044 (a)	21,537,000	21,537,000
City of Blytheville Revenue Bonds (Nucor Corp. Project), 1.28%, 01/02/2033 (a)	8,500,000	8,500,000
		30,037,000
California (11.2%)
California Municipal Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), Series A, 2.00%, 12/01/2044 (a)	11,020,000	11,059,672
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.), Series A, 1.55%, 08/01/2023 (a)(b)	12,000,000	12,000,000
California Statewide Communities Development Authority Revenue Bonds (Catholic Healthcare West), Series E, 1.75%, 07/01/2040 (a)	2,150,000	2,150,000
California Statewide Communities Development Authority Revenue Bonds (Dignity Health Obligated Group)
Series F, 1.67%, 07/01/2040 (a)	8,650,000	8,650,000
Series D, 1.67%, 07/01/2041 (a)	21,600,000	21,600,000
California Statewide Communities Development Authority Revenue Bonds (Kennerly-Spratling, Inc.), Series A, 1.50%, 06/01/2020 (a)	150,000	150,000

	Shares or Principal Amount	Value (US$)
California Statewide Communities Development Authority Revenue Bonds (Westgate Pasadena Apartments Project), Series B, 1.39%, 04/01/2042 (a)	$ 8,935,000	$ 8,935,000
Palomar Pomerado Health Care Certificates of Participation
Series B, 2.45%, 11/01/2036 (a)	12,200,000	12,200,000
Series C, 2.45%, 11/01/2036 (a)	15,425,000	15,425,000
Series A, 2.47%, 11/01/2036 (a)	7,050,000	7,050,000
		99,219,672
Connecticut (0.3%)
Connecticut State Higher Education Supplement Loan Authority Revenue Bonds (Chesla Loan Program), Series A, 3.00%, 11/15/2019	1,300,000	1,300,546
State of Connecticut Health & Educational Facilities Authority Revenue Bonds, Series F, 4.00%, 07/01/2020	1,465,000	1,481,437
		2,781,983
Delaware (2.3%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 1.46%, 10/01/2029 (a)	17,700,000	17,700,000
Sussex County Revenue Bonds (Baywood LLC), Series A, 1.33%, 11/01/2027 (a)	2,400,000	2,400,000
		20,100,000
Florida (8.1%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 1.30%, 06/01/2045 (a)	1,625,000	1,625,000
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B, 1.50%, 02/01/2029 (a)	22,000,000	22,000,000
Florida Development Finance Corp. Surface Transportation Facility Revenue Bonds, Series B, 1.90%, 01/01/2049 (a)	975,000	976,199
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.), Series A, 1.38%, 12/01/2046 (a)	9,750,000	9,750,000
Miami-Dade County Industrial Development Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 2.13%, 11/01/2041 (a)	2,500,000	2,500,000
St. Lucie County Solid Waste Disposal Revenue Bonds (Florida Power & Light Co. Project), 1.40%, 05/01/2024 (a)	23,785,000	23,785,000
Wells Fargo Stage Trust, 1.42%, 07/15/2036 (a)(b)	11,000,000	11,000,000
		71,636,199

See accompanying Notes to Financial Statements.

46     2019 Annual Report

Statement of Investments (continued)

October 31, 2019
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Georgia (2.3%)
Douglas County Development Authority Revenue Bonds (Electrical Fiber Systems, Inc.), 1.55%, 12/01/2021 (a)	$ 500,000	$ 500,000
Gainesville & Hall County Hospital Authority Revenue Bonds (Northeast Georgia Health System Obligated Group), Series 2017, 1.33%, 02/15/2047 (a)	20,000,000	20,000,000
		20,500,000
Illinois (4.7%)
Illinois Finance Authority Revenue Bonds (Bohler-Uddeholm Corp. Project), 2.03%, 02/01/2037 (a)	10,000,000	10,000,000
Illinois Finance Authority Revenue Bonds (OSF Healthcare System), Series B, 1.10%, 11/15/2037 (a)	4,400,000	4,400,000
Illinois Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), Series D, 1.60%, 11/01/2044 (a)	18,000,000	18,007,020
Rockford Park District Limited Tax, Series 2019B, 3.00%, 12/15/2020	1,165,000	1,181,112
State of Illinois General Obligation Unlimited Bonds, Series B, 5.00%, 11/01/2019	8,380,000	8,380,000
		41,968,132
Indiana (2.1%)
City of South Bend Economic Development Revenue Bonds (Dynamic R.E.H.C., Inc.), 1.31%, 09/01/2020 (a)	55,000	55,000
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.), 1.33%, 08/01/2030 (a)	18,675,000	18,675,000
		18,730,000
Iowa (1.4%)
Iowa Finance Authority Midwestern Disaster Area Economic Development Revenue Bonds (CJ Bio America, Inc.), 1.41%, 04/01/2022 (a)	12,000,000	12,000,000
Kansas (1.5%)
City of Atchison Multi-Mode Industrial Revenue Bonds (Stress Crete, Inc.), 1.31%, 01/01/2033 (a)	1,550,000	1,550,000
City of Burlington Environmental Improvement Revenue Bonds (Kansas City Power & Light Co.)
Series A, 1.41%, 09/01/2035 (a)	5,000,000	5,000,000
Series B, 1.41%, 09/01/2035 (a)	5,000,000	5,000,000
City of Dodge City Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 1.40%, 03/01/2027 (a)	1,000,000	1,000,000
City of Liberal Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 1.40%, 02/01/2029 (a)	1,000,000	1,000,000
		13,550,000

	Shares or Principal Amount	Value (US$)
Kentucky (0.3%)
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 1.40%, 08/15/2023 (a)	$ 2,700,000	$ 2,698,731
Louisiana (1.2%)
Louisiana Public Facilities Authority Revenue Bonds (St Mary’s Dominican High School Corp.), Series B, 1.33%, 07/01/2033 (a)	265,000	265,000
North Webster Parish Industrial District Revenue Bonds (Continental Structural Plastics of Louisiana LLC), 3.12%, 09/01/2021 (a)	485,000	485,000
Plaquemines Port Harbor & Terminal District Revenue Bonds (International Marine Terminal Partnership Project), Series A, 2.00%, 03/15/2025 (a)	10,000,000	10,014,300
		10,764,300
Maine (0.8%)
City of Old Town Solid Waste Disposal Revenue Bonds (Georgia-Pacific LLC), 1.21%, 12/01/2024 (a)(b)	7,000,000	7,000,000
Maryland (4.0%)
Maryland Economic Development Corp. Revenue Bonds (Linemark Printing/501 Prince George’s Boulevard Obligated Group), 1.69%, 12/01/2033 (a)(c)	6,160,000	6,160,000
Maryland Economic Development Corp. Revenue Bonds (Redrock LLC Facility), 1.69%, 11/01/2022 (a)	655,000	655,000
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 1.51%, 03/01/2030 (a)	26,590,000	26,590,000
Washington County Revenue Bonds (Conservit, Inc.), 1.69%, 02/01/2023 (a)(c)	1,580,000	1,580,000
		34,985,000
Massachusetts (1.2%)
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Partners HealthCare System Issue), Series G, 1.47%, 07/01/2042 (a)	10,705,000	10,705,000
Michigan (2.6%)
Michigan State Housing Development Authority Revenue Bonds, Series A, 1.53%, 10/01/2037 (a)	22,550,000	22,550,000
Minnesota (4.2%)
JPMorgan Chase Putters/Drivers Trust, Series C, 1.47%, 06/01/2021 (a)(b)	37,500,000	37,500,000
Mississippi (11.8%)
Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue Bonds, Series C, 1.90%, 05/01/2037 (a)	3,760,000	3,760,000

See accompanying Notes to Financial Statements.

2019 Annual Report     47

Statement of Investments (continued)

October 31, 2019
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Mississippi (continued)
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.)
1.45%, 07/01/2025 (a)	$10,600,000	$ 10,600,000
1.50%, 12/01/2027 (a)	9,400,000	9,400,000
1.45%, 05/01/2028 (a)	13,520,000	13,520,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 2.10%, 11/01/2032 (a)	62,000,000	62,000,000
Mississippi Business Finance Corp. Revenue Bonds (Tri-State Truck Center, Inc.), 1.40%, 03/01/2033 (a)	3,240,000	3,240,000
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), Series B2, 1.80%, 09/01/2022 (a)	2,040,000	2,040,306
		104,560,306
Nebraska (3.8%)
Central Plains Energy Project Gas Supply Revenue Refunding Bonds, 5.00%, 08/01/2039 (a)	33,500,000	33,594,470
Nevada (0.3%)
Director of the State of Nevada Department of Business and Industry Revenue Bonds (Republic Services, Inc.), 1.88%, 12/01/2026 (a)(b)	2,600,000	2,600,624
New Jersey (1.3%)
Garden State Preservation Trust Open Space & Farmland Preservation Refunding Bonds, Series A, 5.00%, 11/01/2019	9,050,000	9,050,000
New Jersey Housing & Mortgage Finance Agency Multi Family Housing Revenue Bonds, Series A, 2.45%, 11/01/2019	2,350,000	2,350,000
		11,400,000
New York (6.1%)
City of Port Jervis New York Bond Anticipation Notes, 2.00%, 10/09/2020	5,000,000	5,028,350
Hempstead Union Free School District Tax Anticipation Notes, (ST AID WITHHLDG), 2.50%, 06/25/2020	6,750,000	6,796,507
Long Beach New York Bond Anticipation Notes, Series B, 3.00%, 02/07/2020	3,125,000	3,137,438
New York City General Obligation Unlimited Bonds
Series A-4, 1.69%, 08/01/2026 (a)	3,350,000	3,350,000
Series C-4, 1.77%, 10/01/2027 (a)	3,975,000	3,975,000
Series J-2, 1.74%, 06/01/2036 (a)	5,375,000	5,375,000
Series J-3, 1.77%, 06/01/2036 (a)	3,250,000	3,250,000
New York City Industrial Development Agency Revenue Bonds (Novelty Crystal Corp.), 1.57%, 12/01/2034 (a)	1,300,000	1,300,000

	Shares or Principal Amount	Value (US$)
New York City Transitional Finance Authority Revenue Bonds, Series C, 1.35%, 08/01/2031 (a)	$10,145,000	$ 10,145,000
Oneida County Industrial Development Agency Revenue Bonds (Champion Home Builders Co. Facility), 1.39%, 06/01/2029 (a)	6,820,000	6,820,000
Village of Clayton Jefferson County New York Bond Anticipation Notes, Series A, 2.00%, 10/22/2020	5,000,000	5,025,050
		54,202,345
North Carolina (4.2%)
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.)
Series A, 1.28%, 11/01/2033 (a)	18,900,000	18,900,000
Series B, 1.28%, 11/01/2033 (a)	13,100,000	13,100,000
North Carolina Capital Facilities Finance Agency Revenue Bonds (Republic Services, Inc.), 1.50%, 06/01/2038 (a)	5,000,000	4,999,650
		36,999,650
Ohio (1.3%)
State of Ohio Hospital Revenue Bonds (University Hospitals Health System, Inc.), Series B, 1.33%, 01/15/2045 (a)(e)	11,655,000	11,655,000
Oklahoma (0.6%)
Muskogee City-County Trust Port Authority Revenue Bonds (USA, Inc. Project), AMT, VRDN, 1.23%, 05/01/2023 (a)	5,700,000	5,700,000
Pennsylvania (4.5%)
Franklin County Industrial Development Authority Revenue Bonds (Precast System LLC), Series A, 1.69%, 11/01/2021 (a)	250,000	250,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), Series A, 1.45%, 04/01/2034 (a)	5,000,000	5,000,300
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 1.53%, 08/01/2045 (a)	10,000,000	10,000,000
Philadelphia Authority for Industrial Development Revenue Bonds (Thomas Jefferson University Obligated Group), Series 2017B, 1.33%, 09/01/2050 (a)	14,000,000	14,000,000
School District of Philadelphia Pennsylvania Tax & Revenue Anticipation Notes, Series C, 4.00%, 03/31/2020	10,000,000	10,107,500
		39,357,800
Tennessee (0.1%)
Wilson County Industrial Development Board Revenue Bonds (Kenwal Steel Tennessee LLC), 1.45%, 06/01/2037 (a)(b)	1,025,000	1,025,000

See accompanying Notes to Financial Statements.

48     2019 Annual Report

Statement of Investments (concluded)

October 31, 2019
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (6.0%)
Katy Independent School District Refunding Bonds, Series C, 1.56%, 08/15/2036 (a)	$ 4,500,000	$ 4,499,415
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds (Exxon Mobil Corp.), Series B, 1.30%, 11/01/2029 (a)	5,800,000	5,800,000
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), 1.55%, 01/01/2026 (a)	6,700,000	6,700,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A, 1.31%, 07/01/2029 (a)(b)	29,025,000	29,025,000
Port of Port Arthur Navigation District Revenue Bonds (Emerald Renewable Diesel LLC), AMT, VRN, 1.90%, 06/01/2049 (a)(b)	7,000,000	7,002,240
		53,026,655
Utah (0.9%)
Tender Option Bond Trust Receipts/Certificates
Series 2018, 1.42%, 07/01/2026 (a)(b)	6,330,000	6,330,000
Series 2017, 1.37%, 07/01/2047 (a)(b)	1,500,000	1,500,000
		7,830,000
Washington (0.3%)
Washington Economic Development Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 2.13%, 06/01/2020 (b)	3,000,000	3,002,340
Wisconsin (3.3%)
Burlington Area School District Wisconsin Tax & Revenue Anticipation Promissory Note, 2.00%, 09/24/2020	2,050,000	2,057,995
City of Racine Wisconsin Note Anticipation Notes, 3.25%, 04/01/2020	2,000,000	2,005,460
Village of Menomonee Falls Industrial Development Revenue Bonds (Reich Tool & Design, Inc.), 1.28%, 11/01/2036 (a)	2,220,000	2,220,000

	Shares or Principal Amount	Value (US$)
Wisconsin Public Finance Authority Revenue Bonds (Waste Management, Inc.)
Series A-1, 1.53%, 06/01/2023 (a)	$10,000,000	$ 10,000,000
1.53%, 10/01/2025 (a)	8,285,000	8,285,000
1.53%, 09/01/2027 (a)	4,000,000	4,000,000
Wisconsin State Health & Educational Facilities Revenue Bond (Community Care, Inc.), 1.24%, 09/01/2032 (a)	250,000	250,000
		28,818,455
Wyoming (0.3%)
Gillette Environmental Improvement Revenue Bonds (Black Hills Corp.), Series A, 1.31%, 06/01/2024 (a)	2,855,000	2,855,000
Total Municipal Bonds		929,759,230
SHORT-TERM INVESTMENT (0.0%)
UNITED STATES (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	54,459	54,465
Total Short-Term Investment		54,465
Total Investments (Cost $929,729,437) (d)—105.0%		929,813,695
Liabilities in Excess of Other Assets—(5.0)%		(44,397,108)
Net Assets—100.0%		$ 885,416,587

(a)          Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)          Denotes a security issued under Regulation S or Rule 144A.

(c)          All or a portion of the security has been designated as collateral for the line of credit.

(d)         See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

(e)          Illiquid security.

See accompanying Notes to Financial Statements.

2019 Annual Report     49

Statements of Assets and Liabilities

October 31, 2019

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
Assets:
Investments, at value	$49,288,046	$11,254,344	$70,216,970	$251,500,371	$929,759,230
Short-term investments, at value	2,409,527	1,050,070	51,444	86,927	54,465
Foreign currency, at value	41,406	127,628	–	–	–
Cash collateral pledged for swaps contracts	–	120,993	–	–	–
Cash collateral pledged for futures	–	31,667	–	–	–
Cash at broker for forward foreign currency contracts	40,000	10,000	–	–	–
Interest and dividends receivable	687,541	119,892	847,415	3,246,582	2,635,578
Receivable for capital shares issued	2,000	4,464	–	1,396,884	5,634,286
Receivable for investments sold	–	151,611	–	1,639,043	300,000
Receivable from Adviser	18,731	19,405	37,618	50,449	178,503
Unrealized appreciation on forward foreign currency exchange contracts	2,210	53,111	–	–	–
Over-the-counter credit default swaps, at value (net upfront payments of $0, $30,823, $0, $0 and $0, respectively)	–	27,837	–	–	–
Variation margin receivable for futures contracts	–	48,029	–	–	–
Variation margin receivable for centrally cleared swaps	–	19,439	–	–	–
Prepaid expenses	33,689	31,229	24,313	–	1,318
Total assets	52,523,150	13,069,719	71,177,760	257,920,256	938,563,380
Liabilities:
Due to custodian	–	5,718	–	–	–
Payable for investments purchased	409,357	–	–	–	41,100,000
Unrealized depreciation on forward foreign currency exchange contracts	131,534	175,808	–	–	–
Over-the-counter credit default swaps, at value (net upfront receipts of $0, $2,672, $0, $0 and $0, respectively)	–	9,198	–	–	–
Distributions payable	–	–	5,199	23,676	26,862
Payable for capital shares redeemed	2,440	–	–	343,872	11,371,829
Accrued foreign capital gains tax	6,700	–	–	–	–
Cash due to broker for forward foreign currency contracts	–	30,000	–	–	–
Accrued expenses and other payables:
Investment advisory fees	26,044	6,436	25,678	142,130	375,893
Audit fees	42,775	48,361	39,324	41,750	48,500
Sub-transfer agent and administrative services fees	3,939	1,451	489	18,119	79,132
Interest expense on line of credit	–	–	–	(1,931)	(4,094)
Administration fees	3,473	858	4,834	21,584	57,287
Transfer agent fees	4,055	4,571	15,764	4,355	10,865
Legal fees	1,391	288	1,803	7,097	22,418
Distribution fees	2,083	281	1,820	8,333	19,752
Custodian fees	4,677	22,042	1,527	–	–
Printing fees	2,820	6,464	9,258	–	–
Fund accounting fees	742	306	1,394	–	8,335
Other	4,400	4,792	5,274	17,825	30,014
Total liabilities	646,430	316,574	112,364	626,810	53,146,793
Net Assets	$51,876,720	$12,753,145	$71,065,396	$257,293,446	$885,416,587
Cost:
Investments	$48,767,949	$11,165,983	$65,802,639	$247,657,160	$929,674,972
Short-term investment	2,409,527	1,050,070	51,444	86,927	54,465
Foreign currency	41,369	126,586	–	–	–
Represented by:
Capital	$55,331,053	$12,816,726	$66,557,430	$258,932,553	$885,691,059
Distributable earnings (accumulated loss)	(3,454,333)	(63,581)	4,507,966	(1,639,107)	(274,472)
Net Assets	$51,876,720	$12,753,145	$71,065,396	$257,293,446	$885,416,587
Net Assets:
Class A Shares	$852,032	$801,579	$7,526,445	$27,577,425	$204,500,640
Class A1 Shares	–	–	–	–	35,167
Class C Shares	110,425	140,621	252,222	–	–
Class R Shares	4,317,787	–	11,331	–	–
Institutional Service Class Shares	23,725	8,934,274	19,320	–	–
Institutional Class Shares	46,572,751	2,876,671	63,256,078	229,716,021	680,880,780
Total	$51,876,720	$12,753,145	$71,065,396	$257,293,446	$885,416,587

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

50     2019 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2019

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund		Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
Shares Outstanding (Unlimited number of shares authorized):
Class A Shares	87,622		79,106		758,375		2,690,486		20,254,797
Class A1 Shares	–		–		–		–		3,482
Class C Shares	11,400		14,243		25,461		–		–
Class R Shares	445,671		–		1,141		–		–
Institutional Service Class Shares	2,432		875,771		1,946		–		–
Institutional Class Shares	4,773,536		279,399		6,368,781		22,410,592		67,828,799
Total	5,320,661		1,248,519		7,155,704		25,101,078		88,087,078
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.72		$10.13		$9.92		$10.25		$10.10
Class A1 Shares (b)	$–		$–		$–		$–		$10.10
Class C Shares (a)	$9.69		$9.87		$9.91		$–		$–
Class R Shares	$9.69		$–		$9.93		$–		$–
Institutional Service Class Shares	$9.76		$10.20		$9.93		$–		$–
Institutional Class Shares	$9.76		$10.30		$9.93		$10.25		$10.04
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.02		$10.44		$10.17		$10.51		$10.15
Maximum Sales Charge:
Class A Shares	3.00	(c)%	3.00	(c)%	2.50	(d)%	2.50	(d)%	0.50%

(a)     For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

(b)     Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(c)     Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(d)    Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report     51

Statements of Operations

For the Year Ended October 31, 2019

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
INVESTMENT INCOME:
Dividend income	$–	$–	$2,904	$3,438	$18,521
Interest income	2,184,526	391,796	2,589,469	8,645,969	18,474,203
Foreign tax withholding	4,998	–	–	–	–
Other income	338	–	–	–	601
Total Income	2,189,862	391,796	2,592,373	8,649,407	18,493,325
EXPENSES:
Investment advisory fees	218,226	82,510	305,600	1,461,029	4,733,695
Trustee fees	2,161	839	4,446	13,887	58,629
Administration fees	28,550	11,001	57,525	179,939	757,391
Legal fees	4,069	2,354	14,059	23,160	85,468
Audit fees	43,400	49,072	39,900	41,750	48,500
Printing fees	12,991	21,937	42,904	30,943	81,396
Custodian fees	19,166	95,226	6,729	26,489	55,376
Transfer agent fees	10,707	15,233	63,141	14,785	52,491
Distribution fees Class A	2,515	2,519	18,356	66,444	512,016
Distribution fees Class A1	–	–	–	–	38
Distribution fees Class C	1,880	2,458	2,463	–	–
Distribution fees Class R	20,345	–	55	–	–
Sub-transfer agent and administrative service fees Institutional Class	9,909	3,712	4,100	114,426	495,408
Sub-transfer agent and administrative service fees Class A	1,387	673	852	10,054	101,574
Sub-transfer agent and administrative service fees Class C	167	264	93	–	–
Sub-transfer agent and administrative service fees Class R	5,589	–	–	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	–	12,817	–	–	–
Fund accounting fees	3,999	1,744	8,587	–	33,973
Registration and filing fees	65,764	66,951	69,024	51,702	72,496
Other	26,006	26,534	31,999	51,722	165,761
Total expenses before reimbursed/waived expenses	476,831	395,844	669,833	2,086,330	7,254,212
Interest Expense (a)	331	568	260	–	–
Total operating expenses before reimbursed/waived expenses	477,162	396,412	670,093	2,086,330	7,254,212
Expenses reimbursed	(206,464)	(260,488)	(288,577)	(408,368)	(1,727,697)
Expenses waived by investment adviser	–	–	–	(149,511)	(754,134)
Net expenses	270,698	135,924	381,516	1,528,451	4,772,381
Net Investment Income	1,919,164	255,872	2,210,857	7,120,956	13,720,944
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(1,015,875)	(111,265)	100,606	(3,381,742)	36,094
Realized gain/(loss) on futures contracts	–	(439,287)	–	–	–
Realized gain/(loss) on swap contracts	–	128,943	–	–	–
Realized gain/(loss) on forward foreign currency exchange contracts	77,178	445,016	–	–	–
Realized gain/(loss) on foreign currency transactions	(8,597)	(3,267)	–	–	–
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(947,294)	20,140	100,606	(3,381,742)	36,094
Net change in unrealized appreciation/(depreciation) on investment transactions (including $(6,700), $0, $0, $0 and $0 change in deferred capital gains, respectively)	3,004,308	402,837	2,776,302	7,239,466	167,832
Net change in unrealized appreciation/(depreciation) on swap contracts	–	124,225	–	–	–
Net change in unrealized appreciation/(depreciation) on futures contracts	–	35	–	–	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	(97,135)	(225,420)	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	596	11,188	–	–	–
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,907,769	312,865	2,776,302	7,239,466	167,832
Net realized/unrealized gain from investments, futures contracts, swaps and foreign currency transactions	1,960,475	333,005	2,876,908	3,857,724	203,926
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,879,639	$588,877	$5,087,765	$10,978,680	$13,924,870

(a) See Note 9 for additional information.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

52     2019 Annual Report

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,919,164	$1,298,473	$255,872	$244,192	$2,210,857	$2,437,940
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(947,294)	(325,763)	20,140	368,015	100,606	228,399
Net change in unrealized appreciation/ (depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,907,769	(3,041,576)	312,865	(308,608)	2,776,302	(3,014,856)
Changes in net assets resulting from operations	3,879,639	(2,068,866)	588,877	303,599	5,087,765	(348,517)
Distributions to Shareholders From:
Distributable earnings:
Class A	(44,177)	(82,592)	(80,101)	(2,669)	(210,005)	(234,032)
Class C	(6,103)	(12,580)	(21,830)	(810)	(5,251)	(8,894)
Class R	(150,738)	(190,173)	–	–	(292)	(288)
Institutional Service Class	(927)	(1,168)	(676,038)	(33,212)	(618)	(578)
Institutional Class	(1,069,872)	(1,051,808)	(208,884)	(5,209)	(2,012,214)	(2,194,148)
Change in net assets from shareholder distributions	(1,271,817)	(1,338,321)	(986,853)	(41,900)	(2,228,380)	(2,437,940)
Change in net assets from capital transactions	25,349,881	3,757,260	(3,534,985)	3,133,843	(4,670,234)	(5,354,918)
Change in net assets	27,957,703	350,073	(3,932,961)	3,395,542	(1,810,849)	(8,141,375)
Net Assets:
Beginning of year	23,919,017	23,568,944	16,686,106	13,290,564	72,876,245	81,017,620
End of year	$51,876,720	$23,919,017	$12,753,145	$16,686,106	$71,065,396	$72,876,245

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report     53

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$629,322	$603,622	$1,015,152	$735,247	$984,311	$283,873
Dividends reinvested	44,177	82,592	74,465	2,631	147,688	170,617
Cost of shares redeemed	(945,566)	(1,431,544)	(1,364,677)	(439,757)	(1,036,703)	(2,105,919)

Total Class A	(272,067)	(745,330)	(275,060)	298,121	95,296	(1,651,429)

Class C Shares
Proceeds from shares issued	9,000	131,000	155,601	68,987	127,075	4
Dividends reinvested	5,483	10,325	21,830	779	5,064	8,411
Cost of shares redeemed	(222,174)	(63,128)	(299,574)	(41,779)	(167,988)	(255,993)
Total Class C	(207,691)	78,197	(122,143)	27,987	(35,849)	(247,578)

Class R Shares
Proceeds from shares issued	880,349	3,090,580	–	–	–	–
Dividends reinvested	150,738	190,173	–	–	289	288
Cost of shares redeemed (a)	(863,123)	(1,849,359)	–	–	–	–
Total Class R	167,964	1,431,394	–	–	289	288

Institutional Service Class Shares
Proceeds from shares issued	17,067	–	1,189,425	937,763	10,502	7
Dividends reinvested	927	1,168	665,084	32,760	590	578
Cost of shares redeemed	(15,891)	–	(2,430,439)	(1,949,530)	(10,533)	(22)
Total Institutional Service Class	2,103	1,168	(575,930)	(979,007)	559	563

Institutional Class Shares
Proceeds from shares issued	26,890,511	2,849,403	2,911,095	5,170,550	1,496,688	1,284,290
Dividends reinvested	1,054,294	1,037,303	208,624	5,207	1,591,645	1,726,017
Cost of shares redeemed	(2,285,233)	(894,875)	(5,681,571)	(1,389,015)	(7,818,862)	(6,467,069)
Total Institutional Class	25,659,572	2,991,831	(2,561,852)	3,786,742	(4,730,529)	(3,456,762)

Change in net assets from capital transactions:	$25,349,881	$3,757,260	$(3,534,985)	$3,133,843	$(4,670,234)	$(5,354,918)

(a)  Includes redemption fees, if any.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

54     2019 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	67,261	61,806	101,495	70,942	100,854	28,960
Reinvested	4,822	8,540	7,635	258	15,090	17,589
Redeemed	(101,508)	(146,726)	(137,563)	(42,494)	(106,227)	(216,368)
Total Class A Shares	(29,425)	(76,380)	(28,433)	28,706	9,717	(169,819)
Class C Shares
Issued	972	13,966	15,615	6,828	12,905	–
Reinvested	605	1,101	2,314	79	520	868
Redeemed	(24,294)	(6,451)	(31,141)	(4,177)	(17,302)	(26,464)
Total Class C Shares	(22,717)	8,616	(13,212)	2,730	(3,877)	(25,596)
Class R Shares
Issued	93,571	316,948	–	–	–	–
Reinvested	16,470	20,028	–	–	29	30
Redeemed	(92,674)	(194,974)	–	–	–	–
Total Class R Shares	17,367	142,002	–	–	29	30
Institutional Service Class Shares
Issued	1,728	–	118,081	90,225	1,093	1
Reinvested	100	122	67,724	3,202	60	59
Redeemed	(1,607)	–	(242,720)	(188,854)	(1,095)	(2)
Total Institutional Service Class Shares	221	122	(56,915)	(95,427)	58	58
Institutional Class Shares
Issued	2,831,215	285,269	285,833	492,386	152,144	131,431
Reinvested	112,855	108,659	21,037	505	162,611	177,844
Redeemed	(252,763)	(95,661)	(550,590)	(132,841)	(800,086)	(664,603)
Total Institutional Class Shares	2,691,307	298,267	(243,720)	360,050	(485,331)	(355,328)
Total change in shares:	2,656,753	372,627	(342,280)	296,059	(479,404)	(550,655)

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report     55

Statements of Changes in Net Assets

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$7,120,956	$7,257,880	$13,720,944	$12,811,872
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(3,381,742)	187,903	36,094	(1,113)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	7,239,466	(3,943,029)	167,832	(32,151)
Changes in net assets resulting from operations	10,978,680	3,502,754	13,924,870	12,778,608
Distributions to Shareholders From:
Distributable earnings:
Class A	(771,943)	(1,242,147)	(2,560,301)	(2,112,020)
Class A1	–	–	(173)	–
Institutional Class	(6,247,051)	(6,113,864)	(11,160,084)	(10,716,922)
Tax return of capital:
Class A	–	(701)	–	–
Institutional Class	–	(3,194)	–	–
Change in net assets from shareholder distributions	(7,018,994)	(7,359,906)	(13,720,558)	(12,828,942)
Change in net assets from capital transactions	46,090,794	(47,233,456)	(140,354,568)	(82,271,843)
Change in net assets	50,050,480	(51,090,608)	(140,150,256)	(82,322,177)
Net Assets:
Beginning of year	207,242,966	258,333,574	1,025,566,843	1,107,889,020
End of year	$257,293,446	$207,242,966	$885,416,587	$1,025,566,843

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

56     2019 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,352,935	$7,090,877	$130,426,011	$150,553,474
Dividends reinvested	755,645	1,037,750	2,538,384	1,907,875
Cost of shares redeemed	(12,417,022)	(28,973,531)	(151,761,251)	(140,452,304)
Total Class A	(2,308,442)	(20,844,904)	(18,796,856)	12,009,045
Class A1 Shares
Proceeds from shares issued	–	–	34,995	–
Dividends reinvested	–	–	172	–
Total Class A1 Shares	–	–	35,167	–
Institutional Class Shares
Proceeds from shares issued	133,949,625	77,235,723	374,732,383	549,504,679
Dividends reinvested	5,338,463	4,994,780	9,055,828	8,605,104
Cost of shares redeemed	(90,888,852)	(108,619,055)	(505,381,090)	(652,390,671)
Total Institutional Class	48,399,236	(26,388,552)	(121,592,879)	(94,280,888)
Change in net assets from capital transactions:	$46,090,794	$(47,233,456)	$(140,354,568)	$(82,271,843)
SHARE TRANSACTIONS:
Class A Shares
Issued	917,107	694,917	12,916,211	14,916,826
Reinvested	74,409	101,917	251,376	189,025
Redeemed	(1,224,785)	(2,842,731)	(15,029,671)	(13,916,883)
Total Class A Shares	(233,269)	(2,045,897)	(1,862,084)	1,188,968
Class A1 Shares
Issued	–	–	3,465	–
Reinvested	–	–	17	–
Total Class A1 Shares	–	–	3,482	–
Institutional Class Shares
Issued	13,180,175	7,578,069	37,323,942	54,735,898
Reinvested	525,210	490,653	901,975	857,143
Redeemed	(8,955,607)	(10,656,718)	(50,336,762)	(64,982,743)
Total Institutional Class Shares	4,749,778	(2,587,996)	(12,110,845)	(9,389,702)
Total change in shares:	4,516,509	(4,633,893)	(13,969,447)	(8,200,734)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report     57

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 8.97	$0.50	$ 0.62	$ 1.12	$(0.37)	$ –	$(0.37)	$9.72
Year Ended October 31, 2018	10.27	0.47	(1.26)	(0.79)	(0.51)	–	(0.51)	8.97
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	–	(0.25)	10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	–	(0.34)	8.77
Class C Shares
Year Ended October 31, 2019	8.90	0.44	0.64	1.08	(0.29)	–	(0.29)	9.69
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	–	(0.47)	8.90
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	–	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	–	(0.29)	8.76
Class R Shares
Year Ended October 31, 2019	8.93	0.47	0.64	1.11	(0.35)	–	(0.35)	9.69
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	–	(0.50)	8.93
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	–	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	–	(0.32)	8.77
Institutional Service Class Shares
Year Ended October 31, 2019	8.99	0.53	0.65	1.18	(0.41)	–	(0.41)	9.76
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	–	(0.55)	8.99
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	–	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	–	(0.36)	8.78
Institutional Class Shares
Year Ended October 31, 2019	8.99	0.51	0.67	1.18	(0.41)	–	(0.41)	9.76
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	–	(0.54)	8.99
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	–	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	–	(0.36)	8.77

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

58     2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

12.81%	$ 852	1.07%	1.61%	5.37%	71.06%
(7.91%)	1,050	1.31%	1.93%	4.78%	56.02%
8.21%	1,987	1.37%	2.15%	4.85%	64.37%
14.45%(e)	247	1.20%(f)	1.79%(f)	5.88%	103.26%
(6.41%)	10	1.17%(f)	1.65%(f)	5.39%	64.60%

12.36%	110	1.70%	2.31%	4.75%	71.06%
(8.58%)	304	1.90%	2.58%	4.52%	56.02%
7.57%	261	1.90%	2.75%	4.46%	64.37%
13.62%(e)	390	1.90%(f)	2.53%(f)	6.39%	103.26%
(6.98%)	650	1.90%(f)	2.38%(f)	4.29%	64.60%

12.69%	4,318	1.31%	1.85%	5.05%	71.06%
(8.25%)	3,826	1.55%	2.17%	4.79%	56.02%
7.96%	2,934	1.56%	2.34%	4.72%	64.37%
14.22%(e)	1,493	1.40%(f)	1.99%(f)	5.04%	103.26%
(6.60%)	10	1.40%(f)	1.88%(f)	5.09%	64.60%

13.43%	24	0.68%	1.22%	5.66%	71.06%
(7.63%)	20	0.89%	1.52%	5.38%	56.02%
8.67%	22	0.90%	1.68%	5.43%	64.37%
14.76%(e)	20	0.90%(f)	1.49%(f)	7.01%	103.26%
(6.22%)(g)	10	0.90%(f)	1.38%(f)	5.62%	64.60%

13.40%	46,573	0.67%	1.25%	5.43%	71.06%
(7.58%)	18,720	0.90%	1.58%	5.41%	56.02%
8.62%	18,365	0.90%	1.76%	5.42%	64.37%
14.78%(e)	16,825	0.90%(f)	1.49%(f)	7.37%	103.26%
(6.23%)	27,471	0.90%(f)	1.38%(f)	5.71%	64.60%

(e)     Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate. If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.

(f)        Includes interest expense that amounts to less than 0.01%.

(g)    The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report     59

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 10.41	$ 0.17		$ 0.25	$ 0.42	$(0.60)	$ (0.10)	$(0.70)	$ 10.13
Year Ended October 31, 2018	10.22	0.17		0.05	0.22	–	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	–	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(f)	0.67	0.80	(0.03)	–	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	–	(0.09)	9.41
Class C Shares
Year Ended October 31, 2019	10.09	0.10		0.24	0.34	(0.46)	(0.10)	(0.56)	9.87
Year Ended October 31, 2018	9.97	0.09		0.06	0.15	–	(0.03)	(0.03)	10.09
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	–	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(f)	0.68	0.73	(0.02)	–	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	–	(0.08)	9.30
Institutional Service Class Shares
Year Ended October 31, 2019	10.47	0.19		0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18		0.06	0.24	–	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	–	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(f)	0.68	0.82	(0.03)	–	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	–	(0.09)	9.42
Institutional Class Shares
Year Ended October 31, 2019	10.55	0.20		0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20		0.05	0.25	–	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	–	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(f)	0.68	0.84	(0.04)	–	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	–	(0.10)	9.46

(a) Net investment income/(loss) is based on average shares outstanding during the period.

(b) Excludes sales charge.

(c) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e) Interest expense is less than 0.001%.

Amounts listed as “–”  are $0 or round to $0.

See accompanying Notes to Financial Statements.

60     2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

4.41%	$ 802	1.18%(e)	3.04%(e)	1.69%	53.05%
2.10%	1,119	1.12%(e)	2.79%(e)	1.60%	62.39%
1.53%	806	1.17%(e)	2.74%(e)	1.29%	91.26%
8.55%(f)	1,824	1.13%(e)	2.34%(e)	1.38%(f)	219.22%
(6.13%)(g)	826	1.11%	2.06%	2.26%	173.93%

3.68%	141	1.86%(e)	3.83%(e)	1.02%	53.05%
1.45%	277	1.85%(e)	3.65%(e)	0.86%	62.39%
0.75%(g)	247	1.85%(e)	3.53%(e)	0.62%	91.26%
7.87%(f)	403	1.85%(e)	3.15%(e)	0.52%(f)	219.22%
(6.86%)	251	1.85%	2.80%	1.51%	173.93%

4.72%	8,934	1.00%(e)	2.86%(e)	1.86%	53.05%
2.29%	9,768	0.96%(e)	2.63%(e)	1.75%	62.39%
1.62%	10,553	1.02%(e)	2.59%(e)	1.47%	91.26%
8.76%(f)	10,940	1.01%(e)	2.22%(e)	1.43%(f)	219.22%
(6.02%)	12,761	1.03%	1.98%	2.33%	173.93%

4.82%(g)	2,876	0.86%(e)	2.84%(e)	1.98%	53.05%
2.47%	5,521	0.85%(e)	2.70%(e)	1.94%	62.39%
1.81%(g)	1,685	0.85%(e)	2.56%(e)	1.60%	91.26%
8.87%(f)	2,583	0.85%(e)	2.12%(e)	1.61%(f)	219.22%
(5.88%)	1,419	0.85%	1.80%	2.56%	173.93%

(f)  Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, the impact to Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.

(g) The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report     61

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$ 9.54	$0.28	$ 0.38	$ 0.66	$(0.28)	$ –	(e)	$(0.28)	$ 9.92
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	–		(0.29)	9.54
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	–		(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	–		(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)		(0.35)	10.19
Class C Shares
Year Ended October 31, 2019	9.52	0.21	0.39	0.60	(0.21)	–	(e)	(0.21)	9.91
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	–		(0.21)	9.52
Year Ended October 31, 2017	10.09	0.22	(0.22)	-	(0.22)	–		(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–		(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)		(0.27)	10.18
Class R Shares
Year Ended October 31, 2019	9.54	0.25	0.40	0.65	(0.26)	–	(e)	(0.26)	9.93
Year Ended October 31, 2018	9.90	0.26	(0.36)	(0.10)	(0.26)	–		(0.26)	9.54
Year Ended October 31, 2017	10.12	0.27	(0.23)	0.04	(0.26)	–		(0.26)	9.90
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	–		(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)		(0.32)	10.20
Institutional Service Class Shares
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	–	(e)	(0.31)	9.93
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–		(0.31)	9.54
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	–		(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–		(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)		(0.37)	10.20
Institutional Class Shares
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	–	(e)	(0.31)	9.93
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–		(0.31)	9.55
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	–		(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–		(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)		(0.37)	10.20

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

62     2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

7.05%	$ 7,526	0.76%(f)	1.16%(f)	2.84%	58.33%
(0.65%)	7,141	0.80%	1.08%	2.95%	14.38%
0.72%	9,084	0.88%(f)	1.05%(f)	2.92%	16.25%
2.19%	10,798	0.88%	1.03%	2.96%	10.71%
1.56%	9,073	0.88%	1.01%	3.09%	4.85%

6.39%	252	1.50%(f)	1.93%(f)	2.12%	58.33%
(1.39%)	279	1.55%	1.87%	2.20%	14.38%
(0.02%)	542	1.62%(f)	1.83%(f)	2.21%	16.25%
1.36%	851	1.62%	1.82%	2.24%	10.71%
0.82%	878	1.62%	1.75%	2.37%	4.85%

6.91%	11	1.00%(f)	1.39%(f)	2.60%	58.33%
(1.00%)	11	1.04%	1.32%	2.71%	14.38%
0.47%	11	1.12%(f)	1.29%(f)	2.67%	16.25%
1.96%	11	1.12%	1.27%	2.72%	10.71%
1.24%	10	1.12%	1.25%	2.85%	4.85%

7.43%	19	0.50%(f)	0.90%(f)	3.10%	58.33%
(0.40%)	18	0.54%	0.82%	3.21%	14.38%
0.79%	18	0.69%(f)	0.86%(f)	3.10%	16.25%
2.48%	28	0.62%	0.77%	3.22%	10.71%
1.74%	18	0.62%	0.75%	3.35%	4.85%

7.32%	63,256	0.50%(f)	0.90%(f)	3.11%	58.33%
(0.39%)	65,428	0.54%	0.83%	3.21%	14.38%
0.98%	71,362	0.62%(f)	0.79%(f)	3.18%	16.25%
2.47%	79,279	0.62%	0.77%	3.23%	10.71%
1.72%	83,140	0.62%	0.75%	3.35%	4.85%

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)     Less than $0.005 per share.

(f)        Interest expense is less than 0.001%.

2019 Annual Report     63

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$10.07	$0.30	(d)	$ 0.18		$0.48	$(0.30)	$ –		$ –		$(0.30)	$ –		$10.25
Year Ended October 31, 2018(e)	10.24	0.31	(d)	(0.17)		0.14	(0.31)	–		0.00	(f)	(0.31)	0.00	(f)	10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)		0.18	(0.28)	–		–		(0.28)	0.00	(f)	10.24
Year Ended October 31, 2016	10.29	0.32		0.04		0.36	(0.31)	–		–		(0.31)	0.00	(f)	10.34
Year Ended October 31, 2015	10.29	0.34		0.00	(f)	0.34	(0.34)	(0.00	)(f)	–		(0.34)	–		10.29
Institutional Class Shares
Year Ended October 31, 2019	10.07	0.32	(d)	0.18		0.50	(0.32)	–		–		(0.32)	–		10.25
Year Ended October 31, 2018(e)	10.24	0.33	(d)	(0.16)		0.17	(0.34)	–		0.00	(f)	(0.34)	0.00	(f)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)		0.21	(0.31)	–		–		(0.31)	0.00	(f)	10.24
Year Ended October 31, 2016	10.29	0.34		0.05		0.39	(0.34)	–		–		(0.34)	0.00	(f)	10.34
Year Ended October 31, 2015	10.29	0.36		(0.00	)(f)	0.36	(0.36)	(0.00	)(f)	–		(0.36)	–		10.29

(a)     Excludes sales charge.

(b)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)    Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

64     2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

4.78%	$ 27,577	0.90%	1.13%	2.96%	104.52%
1.42%	29,433	0.91%(g)	1.11%(g)	3.03%	86.19%
1.82%	50,906	0.90%(g)	1.09%(g)	2.78%	151.00%
3.58%	35,705	0.93%(g)	1.12%(g)	3.03%	132.00%
3.42%	10,170	1.07%(g)	1.37%(g)	3.16%	58.00%

5.05%	229,716	0.65%(g)	0.90%(g)	3.19%	104.52%
1.67%	177,810	0.66%(g)	0.87%(g)	3.27%	86.19%
2.08%	207,427	0.65%(g)	0.84%(g)	3.04%	151.00%
3.84%	153,300	0.68%(g)	0.88%(g)	3.28%	132.00%
3.65%	48,261	0.82%(g)	1.12%(g)	3.49%	58.00%

(e)     Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)        Less than $0.005 per share.

(g)    Includes interest expense that amounts to 0.01% for the years ended October 31, 2018 and October 31, 2016. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2017 and October 31, 2015.

2019 Annual Report     65

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$10.09	$ 0.13	(d)	$ 0.01		$ 0.14	$ (0.13)	$ –		$ (0.13)	$ –		$ 10.10
Year Ended October 31, 2018(e)	10.09	0.11	(d)	0.00		0.11	(0.11)	–		(0.11)	0.00	(f)	10.09
Year Ended October 31, 2017	10.09	0.06		(0.00	)(f)	0.06	(0.06)	–		(0.06)	0.00	(f)	10.09
Year Ended October 31, 2016	10.10	0.04		(0.01)		0.03	(0.04)	–		(0.04)	0.00	(f)	10.09
Year Ended October 31, 2015	10.10	0.03		0.00	(f)	0.03	(0.03)	(0.00	)(f)	(0.03)	0.00	(f)	10.10
Class A1(g)
Year Ended October 31, 2019	10.10	0.08		–	(f)	0.08	(0.08)	–		(0.08)	–		10.10
Institutional Class Shares
Year Ended October 31, 2019	10.04	0.15	(d)	–		0.15	(0.15)	–		(0.15)	–		10.04
Year Ended October 31, 2018(e)	10.04	0.13	(d)	0.00		0.13	(0.13)	–		(0.13)	0.00	(f)	10.04
Year Ended October 31, 2017	10.04	0.09		(0.00	)(f)	0.09	(0.09)	–		(0.09)	0.00	(f)	10.04
Year Ended October 31, 2016	10.04	0.06		(0.00	)(f)	0.06	(0.06)	–		(0.06)	0.00	(f)	10.04
Year Ended October 31, 2015	10.04	0.05		0.00	(f)	0.05	(0.05)	(0.00	)(f)	(0.05)	0.00	(f)	10.04

(a)     Excludes sales charge.

(b)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)    Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

66     2019 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

1.36%	$204,501	0.70%	0.95%	1.25%	231.49%
1.09%	223,255	0.70%	0.92%	1.08%	177.63%
0.62%	211,265	0.69%	0.90%	0.62%	214.00%
0.29%	206,259	0.68%	0.99%	0.39%	143.00%
0.26%	203,472	0.75%	1.18%	0.26%	155.00%

0.81%	35	0.70%	0.94%	1.13%	231.49%

1.51%	680,881	0.45%	0.72%	1.50%	231.49%
1.34%	802,312	0.45%	0.67%	1.32%	177.63%
0.87%	896,624	0.44%	0.65%	0.86%	214.00%
0.64%	905,843	0.43%	0.74%	0.64%	143.00%
0.52%	772,308	0.50%	0.93%	0.51%	155.00%

(e)     Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)        Less than $0.005 per share.

(g)    For the period from February 28, 2019 (commencement of operations) through October 31, 2019.

2019 Annual Report     67

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2019, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–          Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)

–          Aberdeen Global Unconstrained Fixed Income Fund (“Global Unconstrained Fixed Income Fund”)

–          Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund) (“Intermediate Municipal Income Fund”)

–          Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund) (“Short Duration High Yield Municipal Fund”)

–          Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.)(“Aberdeen,” the “Adviser” or “ASII”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a

68     2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

“government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•           Level 1 – quoted prices in active markets for identical investments;

•           Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•           Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	12,420,585	–	12,420,585
Government Bonds	–	36,867,461	–	36,867,461
Short-Term Investment	2,409,527	–	–	2,409,527
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	2,210	–	2,210
Liabilities
Forward Foreign Currency Exchange Contracts	–	(131,534)	–	(131,534)
	2,409,527	49,158,722	–	51,568,249

2019 Annual Report     69

Notes to Financial Statements (continued)

October 31, 2019

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Global Unconstrained Fixed Income Fund
Investments in Securities
Commercial Mortgage-Backed Securities	–	136,735	–	136,735
Corporate Bonds	–	10,441,246	–	10,441,246
U.S. Treasuries	–	676,363	–	676,363
Short-Term Investment	1,050,070	–	–	1,050,070
Other Financial Instruments
Assets
Futures Contracts	62,598	–	–	62,598
Forward Foreign Currency Exchange Contracts	–	53,111	–	53,111
Credit Default Swap Contracts	–	2,827	–	2,827
Centrally Cleared Interest Rate Swap Agreements	–	144,306	–	144,306
Liabilities
Futures Contracts	(14,740)	–	–	(14,740)
Forward Foreign Currency Exchange Contracts	–	(175,808)	–	(175,808)
Credit Default Swap Contracts	–	(18,833)	–	(18,833)
Centrally Cleared Interest Rate Swap Agreements	–	(116,725)	–	(116,725)
	1,097,928	11,143,222	–	12,241,150
Intermediate Municipal Income Fund
Investments in Securities
Municipal Bonds	–	70,216,970	–	70,216,970
Short-Term Investment	51,444	–	–	51,444
	51,444	70,216,970	–	70,268,414
Short Duration High Yield Municipal Fund
Investments in Securities
Municipal Bonds	–	251,500,371	–	251,500,371
Short-Term Investment
United States	86,927	–	–	86,927
	86,927	251,500,371	–	251,587,298
Ultra Short Municipal Income Fund
Investments in Securities
Municipal Bonds	–	929,759,230	–	929,759,230
Short-Term Investment
United States	54,465	–	–	54,465
	54,465	929,759,230	–	929,813,695

For the fiscal year ended October 31, 2019, there were no significant changes to the fair valuation methodologies.

70     2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

d.            Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

2019 Annual Report     71

Notes to Financial Statements (continued)

October 31, 2019

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the fiscal year ended October 31, 2019, the Global Unconstrained Fixed Income Fund invested in futures to achieve more efficient portfolio management and to hedge interest-rate risk.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of

72     2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the fiscal year ended October 31, 2019, the Global Unconstrained Fixed Income Fund held credit default swaps to hedge the Fund’s exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the fiscal year ended October 31, 2019, the Global Unconstrained Fixed Income Fund held interest rate swaps to hedge interest rate risk.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2019:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives

Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts	Variation margin payable for centrally cleared swap contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Credit Risk	Over-the-counter credit default swap contracts	Over-the-counter credit default swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2019:

			Asset Derivatives
Funds	Total Value at October 31, 2019	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Emerging Markets Debt Fund	$ 2,210	$ –	$ –	$ –	$ 2,210	$ –
Global Unconstrained Fixed Income Fund	262,842	–	2,827	144,306	53,111	62,598

2019 Annual Report     73

Notes to Financial Statements (continued)

October 31, 2019

			Liabilities Derivatives
Funds	Total Value at October 31, 2019	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Emerging Markets Debt Fund	$131,534	$ –	$ –	$ –	$131,534	$ –
Global Unconstrained Fixed Income Fund	326,106	9,512	9,321	116,725	175,808	14,740

*  The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Emerging Markets Debt Fund
Forward foreign currency(2) Barclays Bank plc	$2,210	$(2,210)	$–	$–	$36,894	$(2,210)	$(34,684)	$ –
Deutsche Bank AG	–	–	–	–	605	–	–	605
Morgan Stanley & Co.	–	–	–	–	54,217	–	–	54,217
UBS AG	–	–	–	–	39,818	–	–	39,818

1.     In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.     Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.     Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Unconstrained Fixed Income Fund
Forward foreign currency(2) Barclays Bank	$ 7,295	$ (7,295)	$–	$ –	$ 8,006	$ (7,295)	$–	$ 711
Citibank	563	(563)	–	–	12,373	(563)	–	11,810
Deutsche Bank	15,951	(7,712)	–	8,239	7,712	(7,712)	–	–
JPMorgan Chase	15,107	(5,887)	–	9,220	5,887	(5,887)	–	–
Royal Bank of Canada	1,642	(430)	–	1,212	430	(430)	–	–
UBS	12,553	(12,553)	–	–	141,400	(12,553)	–	128,847

74     2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Unconstrained Fixed Income Fund
Credit default swaps(2) Barclays Bank	$ –	$ –	$–	$ –	$ 9,512	$ –	$–	$ 9,512

1.     In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.     Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.     Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2019:

Derivative Instrument Risk Type	Location on the Statement of Operations
Credit Risk	Realized gain/(loss) on swap contracts Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk

Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts
Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts

Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2019:

Realized Gain or (Loss) on Derivatives
Recognized in the Statement of Operations
		Credit Default	Interest Rate Swaps	Forward Foreign Exchange Contracts (Foreign	Futures Contracts
		Swaps	(Interest Rate	Exchange	(Interest Rate
Funds	Total	(Credit Risk)	Risk)	Risk)	Risk)
Emerging Markets Debt Fund	$ 77,178	$ –	$ –	$ 77,178	$ –
Global Unconstrained Fixed Income Fund	134,672	(66,775)	195,718	445,016	(439,287)

Change in Unrealized Appreciation/(Depreciation)
on Derivatives Recognized in the Statement of Operations
		Credit Default	Interest Rate Swaps	Forward Foreign Exchange Contracts (Foreign	Futures Contracts
		Swaps	(Interest Rate	Exchange	(Interest Rate
Funds	Total	(Credit Risk)	Risk)	Risk)	Risk)
Emerging Markets Debt Fund	$ (97,135)	$ –	$ –	$ (97,135)	$ –
Global Unconstrained Fixed Income Fund	(101,160)	(10,152)	134,377	(225,420)	35

2019 Annual Report     75

Notes to Financial Statements (continued)

October 31, 2019

Information about derivatives reflected as of the date of this report is generally indicative of the type of, activity for the fiscal year ended October 31, 2019. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2019.

Purchase
	Forward	Sale Forward	Forward
	Foreign	Foreign	Foreign	Long	Short	Buy Protection	Sell Protection
	Currency	Currency	Cross Currency	Futures	Futures	Credit Default	Credit Default	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Contracts	Swaps	Swaps	Swaps
	(Average	(Average	(Average	(Average	(Average	(Average	(Average	(Average
Fund	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)
Emerging Markets Debt Fund	$ 791,637	$ 4,562,308	$ –	$ –	$ –	$ –	$ –	$ –
Global Unconstrained Fixed Income Fund	3,037,983	8,141,397	1,165,377	9,213,082	15,997,292	5,570,215	500,000	121,161,538

e.            Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.               Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Emerging Markets Debt Fund. During the fiscal year ended October 31, 2019, and prior to changing its name from the Aberdeen Global Unconstrained Fixed Income Fund to the Aberdeen Global Absolute Return Strategies Fund (which occurred on November 15, 2019), distributions from net investment income, if any, for such Fund were declared and paid quarterly. Effective November 15, 2019, distributions from net investment income, if any, are declared and paid annually. Distributions from net investment income, if any, are declared daily and paid monthly for the Intermediate Municipal Income Fund, the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.           Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

h.           Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s

76     2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2019, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Emerging Markets Debt Fund*	Up to $500 million	0.600%
	On $500 million and more	0.550%
Global Unconstrained Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%

*               The management fee rate for the Emerging Markets Debt Fund became effective December 14, 2018. Prior to December 14, 2018, the management fee rate for the Fund was 0.75% on assets up to $500 million and 0.70% on assets of $500 million or more.

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (on behalf of Emerging Markets Debt Fund and Global Unconstrained Fixed Income Fund) as subadviser (the “Subadviser”) pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund’s investments and have the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund except the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this contractual limitation may not be terminated before February 28, 2020 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the Short Duration High Yield Municipal and Ultra Short Municipal Income Fund may not be terminated before May 4, 2020 without the approval of the Independent Trustees. For each Fund except the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Emerging Markets Debt Fund*	0.65%
Global Unconstrained Fixed Income Fund**	0.85%
Intermediate Municipal Income Fund	0.50%

*               Prior to December 14, 2018, the expense limitation was 0.90%.

**           Effective November 15, 2019, the expense limitation was 0.65%

2019 Annual Report     77

Notes to Financial Statements (continued)

October 31, 2019

	Class A	Institutional
Fund	Limit	Class Limit
Short Duration High Yield Municipal Fund	0.90%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.45%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Total*
Emerging Markets Debt Fund	$176,930	$ 164,344	$ 206,464	$ 547,738
Global Unconstrained Fixed Income Fund	246,045	236,240	260,488	742,773
Intermediate Municipal Income Fund	143,650	222,152	288,577	654,379
Short Duration High Yield Municipal Fund	–	280,141	557,879	838,020
Ultra Short Municipal Income Fund	–	1,157,542	2,481,831	3,639,373

*  Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2019, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.            Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.             Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other

78     2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Global Unconstrained Fixed Income Fund	0.25%	1.00%	0.50%
Intermediate Municipal Income Fund	0.25%	1.00%	0.50%
Short Duration High Yield Municipal Fund	0.25%	–	–
Ultra Short Municipal Income Fund	0.25%	–	–

(a)  0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

Effective February 28, 2019, the Distributor re-allows to dealers 2.50% of sales charges on Class A shares of the Emerging Markets Debt Fund, and Global Unconstrained Fixed Income Fund, 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; 0.50% of sales charges on Class A shares of the Ultra Short Municipal Income Fund; 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. Prior to February 28, 2019, the Distributor re-allowed to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25% and re-allowed to dealers 0.50% of sales charges on Class A Shares of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2019 was as follows:

	Commissions Retained	Commissions Retained
	from Front-End Sales	from CDSC Fees of
	Charges of Class A	Class C (and Certain
Fund	Shares	Class A) Shares
Emerging Markets Debt Fund	$ 49	$ –
Global Unconstrained Fixed Income Fund	189	6,632
Intermediate Municipal Income Fund	2,564	–
Short Duration High Yield Municipal Fund	13,650	–
Ultra Short Municipal Income Fund	15,534	–
Total Retained	31,986	6,632

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2020, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

2019 Annual Report     79

Notes to Financial Statements (continued)

October 31, 2019

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2019 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Emerging Markets Debt Fund	$ 1,387	$167	$5,589	$ –	$ 9,909
Global Unconstrained Fixed Income Fund	673	264	–	12,817	3,712
Intermediate Municipal Income Fund	852	93	–	–	4,100
Short Duration High Yield Municipal fund	10,054	–	–	–	114,426
Ultra Short Municipal Income Fund	101,574	–	–	–	495,408

Amounts listed as “–” are $0 or round to $0.

e.             Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2019, the Ultra Short Municipal Income Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $150,000.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales
Emerging Markets Debt Fund	$ 49,363,655	$ 24,440,504
Global Unconstrained Fixed Income Fund	6,368,720	9,730,969
Intermediate Municipal Income Fund	41,164,117	42,979,031
Short Duration High Yield Municipal Fund	279,110,780	228,281,660
Ultra Short Municipal Income Fund	2,111,612,758	2,170,951,009

5. Portfolio Investment Risks

a.             Asset-Backed Securities Risk

Certain Funds are subject to Asset-Backed Securities Risk. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

b.            Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issue and involve a risk of loss in case of issuer default or insolvency.

c.             Derivatives Risk (including Options, Futures and Swaps)

Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

80     2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

d.            Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

e.             Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

f.                Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

g.            Foreign Securities Risk

A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

h.            High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

i.                Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

2019 Annual Report	81

Notes to Financial Statements (continued)

October 31, 2019

j.                Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

k.             Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

l.                Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

m.        Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which a Fund invests.

n.            Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

o.            Municipal Securities Risk

The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

p.            Non-Diversified Fund Risk

The Emerging Market Debt Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

q.            Portfolio Turnover Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

82	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

r.               Private Placements and Other Restricted Securities Risk

The Emerging Markets Debt Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

s.             Puerto Rico and U.S. Territories Risk

The Municipal Funds are subject to Puerto Rico and U.S. territories risk to the extent that they invest in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

t.                Tender Option Bonds Risk

The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

u.            Tobacco Related Bonds Risk

The Municipal Funds are subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

v.             Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector is represented by a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Municipal Sector Risk. From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

w.          Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

2019 Annual Report	83

Notes to Financial Statements (continued)

October 31, 2019

x.             Sovereign Debt Risk

The Emerging Markets Debt Fund and Global Unconstrained Fixed Income Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

y.             Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

z.             Variable and Floating Rate Securities Risk

Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

aa.      Yield Risk

The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of October 31, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Debt Fund	$ 51,372,040	$1,835,876	$(1,510,343)	$ 325,533
Global Unconstrained Fixed Income Fund	12,207,426	154,336	(63,661)	90,675
Intermediate Municipal Income Fund	65,854,094	4,417,259	(2,939)	4,414,320
Short Duration High Yield Municipal Fund	247,780,224	5,416,997	(1,609,923)	3,807,074
Ultra Short Municipal Income Fund	929,729,441	86,458	(2,204)	84,254

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

84	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$1,271,817	$ –	$1,271,817	$ –	$–	$ 1,271,817
Global Unconstrained Fixed Income Fund	939,550	47,303	986,583	–	–	986,853
Intermediate Municipal Income Fund	4,962	20,675	25,637	2,202,743	–	2,228,380
Short Duration High Yield Municipal Fund	97,540	–	97,540	6,921,454	–	7,018,994
Ultra Short Municipal Income Fund	10	–	10	13,720,548	–	13,720,558

Amounts listed as “-“ are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$1,338,321	$ –	$1,338,321	$ –	$ –	$ 1,338,321
Global Unconstrained Fixed Income Fund	-	41,900	41,900	–	–	41,900
Intermediate Municipal Income Fund	4,692	–	4,692	2,433,250	–	2,437,942
Short Duration High Yield Municipal Fund	194,481	–	194,481	7,161,530	3,895	7,359,906
Ultra Short Municipal Income Fund	-	–	–	12,828,942	–	12,828,942

Amounts listed as “-“ are $0 or round to $0.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Emerging Markets Debt Fund	$ –	$748,341	$ –	$–	$–	$–	$(116,197)	$ 319,087	$(4,405,564)	$(3,454,333)
Global Unconstrained Fixed Income Fund	–	444,894	–	–	–	–	(217)	120,403	(628,661)	(63,581)
Intermediate Municipal Income Fund	–	–	98,841	–	–	–	(5,195)	4,414,320	–	4,507,966
Short Duration High Yield Municipal Fund	81,354	–	–	–	–	–	(23,676)	3,807,072	(5,503,857)	(1,639,107)
Ultra Short Municipal Income Fund	15,270	–	–	–	–	–	(26,862)	84,254	(347,134)	(274,472)

*       The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**      As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “-“ are $0 or round to $0.

2019 Annual Report	85

Notes to Financial Statements (continued)

October 31, 2019

As of October 31, 2019, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Emerging Markets Debt Fund	$ 834,864	Unlimited (Short-Term)
Emerging Markets Debt Fund	3,570,700	Unlimited (Long-Term)
Global Unconstrained Fixed Income Fund	153,762	Unlimited (Short-Term)
Global Unconstrained Fixed Income Fund	474,899	Unlimited (Long-Term)
Short Duration High Yield Municipal Fund	2,976,392	Unlimited (Short-Term)
Short Duration High Yield Municipal Fund	2,527,465	Unlimited (Long-Term)
Ultra Short Municipal Income Fund	347,134	Unlimited (Short-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to non-deductible excise tax, and capital loss carryforward expired current year. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Emerging Markets Debt Fund	$ (2,787)	$ 2,787
Global Unconstrained Fixed Income Fund	–	–
Intermediate Municipal Income Fund	–	–
Short Duration High Yield Municipal Fund	–	–
Ultra Short Municipal Income Fund	(67,228)	67,228

8. Significant Shareholders

As of October 31, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Emerging Markets Debt Fund	85.8%	5
Global Unconstrained Fixed Income Fund	65.4	4
Intermediate Municipal Income Fund	–	–
Short Duration High Yield Municipal Fund	77.7	6
Ultra Short Municipal Income Fund	77.5	6

Amounts listed as “–” are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $200,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day

86   2019 Annual Report

Notes to Financial Statements (concluded)

October 31, 2019

(not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2019, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2019.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Emerging Markets Debt Fund	1,103,557	3.59%	3
Global Unconstrained Fixed Income Fund	398,497	3.67%	14
Intermediate Municipal Income Fund	450,000	3.74%	6
Short Duration High Yield Municipal Fund	1,691,667	3.73%	6
Ultra Short Municipal Income Fund	2,010,318	3.75%	9

10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2019, except as noted below.

Effective November 15, 2019, the Aberdeen Global Unconstrained Fixed Income Fund changed its name to the Aberdeen Global Absolute Return Strategies Fund (the “Global Absolute Return Strategies Fund”) in connection with the changes to the Fund’s principal investment objective, principal strategies and risks, portfolio management team and distribution frequency. The expense limitation arrangement for the Fund also changed from 0.85% to 0.65% effective November 15, 2019 and was extended through February 28, 2021. The changes to the Fund are described in the Fund’s prospectus dated November 15, 2019.

At the December 11, 2019 Board meeting, the Board approved a reduction in the Credit Facility from $200,000,000 to $150,000,000 effective on or around December 30, 2019.

2019 Annual Report     87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aberdeen Emerging Markets Debt Fund, Aberdeen Global Unconstrained Fixed Income Fund, Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund), Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund), and Aberdeen Ultra Short Municipal Income Fund, five of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds) including the statement of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three year period ended October 31, 2017 for Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent of the underlying funds, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2019

88   2019 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

During the year ended October 31, 2019, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Global Unconstrained Fixed Income Fund	$47,303
Intermediate Municipal Income Fund	$20,675

2019 Annual Report     89

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2019 and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2019	Actual Ending Account Value, October 31, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Emerging Markets Debt Fund	Class A	$1,000.00	$1,051.90	$1,019.76	$5.59	$5.50	1.08%
	Class C	$1,000.00	$1,049.30	$1,016.84	$8.57	$8.44	1.66%
	Class R	$1,000.00	$1,051.40	$1,018.80	$6.57	$6.46	1.27%
	Institutional Service Class	$1,000.00	$1,054.20	$1,021.93	$3.37	$3.31	0.65%
	Institutional Class	$1,000.00	$1,054.10	$1,021.93	$3.37	$3.31	0.65%
Global Unconstrained Fixed Income Fund	Class A	$1,000.00	$1,029.90	$1,019.36	$5.94	$5.90	1.16%
	Class C	$1,000.00	$1,026.70	$1,015.83	$9.50	$9.45	1.86%
	Institutional Service Class	$1,000.00	$1,031.90	$1,020.16	$5.12	$5.09	1.00%
	Institutional Class	$1,000.00	$1,029.70	$1,020.92	$4.35	$4.33	0.85%
Intermediate Municipal Income Fund	Class A	$1,000.00	$1,030.60	$1,021.37	$3.89	$3.87	0.76%
	Class C	$1,000.00	$1,026.90	$1,017.59	$7.71	$7.68	1.51%
	Class R	$1,000.00	$1,029.40	$1,020.11	$5.17	$5.14	1.01%
	Institutional Service Class	$1,000.00	$1,031.90	$1,022.69	$2.56	$2.55	0.50%
	Institutional Class	$1,000.00	$1,032.00	$1,022.69	$2.56	$2.55	0.50%
Short Duration High Yield Municipal Fund	Class A	$1,000.00	$1,025.20	$1,020.67	$4.59	$4.58	0.90%
	Institutional Class	$1,000.00	$1,026.50	$1,021.93	$3.32	$3.31	0.65%
Ultra Short Municipal Income Fund	Class A	$1,000.00	$1,005.70	$1,021.68	$3.54	$3.57	0.70%
	Class C	$1,000.00	$1,005.80	$1,021.68	$3.54	$3.57	0.70%
	Institutional Class	$1,000.00	$1,007.00	$1,022.94	$2.28	$2.29	0.45%

*         Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

**     The expense ratio presented represents a six-month, annualized ratio.

1        Represents the hypothetical 5% return before expenses.

90   2019 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 12, 2019, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Standard Investments Inc. (“ASII”) and the sub-advisory agreements (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between ASII and Aberdeen Asset Managers Limited (“AAML”) (the “Sub-Adviser”) for each of the following series of the Trust: Aberdeen Emerging Markets Debt Fund, Aberdeen Global Unconstrained Fixed Income Fund, Aberdeen Intermediate Municipal Income Fund, Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 6, 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 12, 2019, the “Meetings”). AAML is an affiliate of ASII. ASII and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In connection with the Meetings, the Board received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including fee and expense information, comparative performance and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (iii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iv) information about the profitability of the Agreements to the Advisers; (v) sales and redemption data with respect to each Fund; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from ASII and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers’ management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available.

The Trustees also considered ASII’s and the Sub-Adviser’s performance and reputation generally, the historical responsiveness of ASII to Trustee concerns about performance, the performance of the fund family generally, and the willingness of ASII and the Sub-Adviser to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds.

2019 Annual Report	91

Supplemental Information (Unaudited) (continued)

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board noted that it would continue to monitor the Funds’ performance and any actions taken by ASII and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by ASII out of its advisory fee. The Board also considered that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates’ relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and the Sub-Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the renewal of the Agreements.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII and the Sub-Adviser, as applicable, to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. ASII’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the Advisers’ risk management processes. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Agreements.

92	2019 Annual Report

Supplemental Information (Unaudited) (concluded)

The Trustees also considered other factors, which included but were not limited to the following:

•                   whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.

•                   the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.

•                   so-called “fallout benefits” to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•                   the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2019 Annual Report	93

Management of the Funds (Unaudited)

As of October 31, 2019

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)

P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.
1
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	27	Director of Ltd. (share trading, real estate development and investment) (Chairman).

Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	26	Director of CenturyLink Investment Management Company, Director of BlackRidge Financial Inc. from 2004 to 2019 and Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	25

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	27	None.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.

94	2019 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are interested persons (as defined in the 1940 Act) of the trust ("Interested Trustees")

Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen-managed investment trusts and funds.

			30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**

The Aberdeen Fund Complex consists of the Trust, which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.

***

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2019 Annual Report	95

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Joseph Andolina** Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President – Compliance (Since March 2011)	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. (since 2009).

Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments in July 2007.

Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

96	2019 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)

Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Josh Duitz** Aberdeen Standard Investments Inc. 712 Fifth Ave 49th Floor New York, NY 10019 Year of Birth: 1970	Vice President (Since March 2019)

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Mr. Duitz joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager.

Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)

Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine).

Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.

Brian O’Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.

Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.

2019 Annual Report	97

Management of the Funds (Unaudited) (concluded)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Andrew Kim Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**

Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Cotton, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

98	2019 Annual Report

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Manager

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeenstandard.com/us

AOE-0143-AR

Aberdeen Funds
Real Estate Funds Series

Annual Report

October 31, 2019

Aberdeen International Real Estate Equity Fund

Class A – EGALX ■ Institutional Class – EGLRX

Aberdeen Realty Income & Growth Fund

Class A – AIAGX ■ Institutional Class – AIGYX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen International Real Estate Equity Fund	Page 3

Aberdeen Realty Income & Growth Fund	Page 9

Financial Statements	Page 14

Notes to Financial Statements	Page 24

Report of Independent Registered Public Accounting Firm	Page 37

Other Tax Information	Page 38

Shareholder Expense Examples	Page 39

Supplemental Information	Page 40

Management of the Funds	Page 43

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Form N-Q and Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The ongoing trade dispute between the U.S. and China – the world’s two largest economies – framed the backdrop of the global financial markets for much of the 12-month period ended October 31, 2019. It shared the spotlight in the second half of the period with the shift by most global central banks to an accommodative monetary policy. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Moving into 2019, investors’ optimism on a dovish monetary policy shift from the Fed and the European Central Bank (ECB) led to a recovery in the global markets. The rally was interrupted in May and again in August 2019, by a breakdown in U.S.-China trade negotiations. Nonetheless, subsequent reconciliatory gestures between both countries revived the markets each time. The Fed cut interest rates in three increments of 25 basis points (bps) – 0.25% – in July, September and October 2019. The ECB also reduced its benchmark interest rate further into negative territory, and launched another round of bond purchases. Prospects of an interim U.S.-China deal and a three-month extension of the UK’s Brexit deadline buoyed global equity markets towards the end of the reporting period.

Global equities weathered countless stretches of volatility yet garnered double-digit gains over the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returned 13.2% for the period. Shares of U.S. companies, as represented by the broader-market S&P 500 Index,2 returned 14.3% for the period, in line with the 14.2% return of the Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.3 European and Japanese stocks lagged the overall global market for the reporting period, with the MSCI Europe Index4 and the Tokyo Stock Price Index (TOPIX)5 returning 10.9% and 9.6%, respectively.

The U.S. equity market was bolstered during the reporting period by investors’ optimism regarding the Fed’s monetary policy easing and generally positive corporate earnings reports. This offset the negative impact of concerns about a possible global economic slowdown and trade policies in the U.S. under the administration of President Donald Trump. Trade tensions escalated in the summer of 2019, when President Trump threatened to impose additional tariffs on Chinese imports after negotiations stalled. Investors’ worries subsequently diminished towards the end of the reporting period as the U.S. and China appeared to reach a partial trade deal. Nonetheless, the trade situation between the two countries remains fluid and volatile.

The vicissitudes of U.S.-China trade relations caused the Asia-Pacific region markets to fluctuate significantly over the reporting period. Signs that trade talks were progressing supported investors’ risk appetite in early 2019, but the mood soured as renewed tensions led to more tariff hikes. Investors’ optimism returned later in the period as the U.S. and China appeared to reach a partial trade deal. However, the trade war added to investors’ worries about slowing global economic growth.

Emerging-market stocks, as measured by the MSCI Emerging Markets Index,6 returned 12.3% for the reporting period. In addition to the impact of trade tensions and global monetary bank policy easing, key national elections influenced investors in Brazil, Mexico, Thailand, India and Indonesia. The market in China was supported by the Chinese government’s pro-growth policies, which included several cuts to the required-reserve ratio for banks, relaxed funding rules for infrastructure projects, and targeted efforts to spur domestic demand.

International real estate equities, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,7 returned 20.6% for the reporting period, substantially outperforming the broader global equity market. The strongest performers were mostly emerging markets, including Indonesia, Mexico and Brazil. All of these countries had previously been among the hardest hit by investors’ worries about how global trade may react to the ongoing U.S. trade renegotiations. However, developed markets also saw strong performance over the period.

During the reporting period, global fixed-income markets benefited from the bold monetary policy responses from central banks, particularly the Fed. U.S. Treasury yields moved significantly lower across the curve as over US$16 trillion in global bonds traded at negative yields as of the end of the reporting period. Yields on the two- and ten-year Treasury notes fell 135 bps and 146 bps to 1.52% and 1.69%, respectively, over the reporting period. Consequently, the spread between the two- and ten-year Treasury yields narrowed by 11 bps to +17 bps after having inverted8 during the summer of 2019. The ECB reduced its Eurozone growth and inflation forecasts. In an effort to combat this expected weakening, the ECB cut the deposit rate by 10 bps to -0.5%, and resumed its asset-purchase program. Asian bonds also provided strong total returns over the period. With Asian credit yields at five-year highs, investors returned to the market, sparking a tightening in credit spreads. Chinese high-yield bonds, particularly those of Chinese property developers, were the primary beneficiaries of investors’ search for yield.

Outlook

Global equity prices have continued to rise despite deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a long shadow over most economies. For the most part, the service sector has been resilient, but whether it will remain so in the coming months, in our view, is worth monitoring. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We think that the “tit-for-tat” tariffs in the U.S.-China trade dispute indicate that trade policy has an increasingly greater influence on financial markets than monetary policy. The slowdown in global manufacturing triggered by trade uncertainty appears to be spilling over and affecting other sectors, labor markets and consumer spending. We believe that monetary policy easing by most global central banks should continue

2019 Annual Report	1

Market Review (concluded)

to provide some support for stocks. In most cases, we think that it will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date, which is now expected to be on or before January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws will remain applicable for an additional transitional period following Exit Day under the exit deal struck between the UK and the EU. Following the UK general election in December 2019, which returned a Conservative Party majority, the agreement is expected to be approved by the UK Parliament. In any event, the UK has undertaken a process of “onshoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions regarding how cross-border financial services will work post-Exit Day. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds. However, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

___________________________________

1	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.
2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
3	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.
4	The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.
5	The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.
6	The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.
7	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.
8	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	2019 Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Aberdeen International Real Estate Equity Fund (Institutional Class shares net of fees) returned 22.62% for the 12-month period ended October 31, 2019, versus the 11.63% return of its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, and the 20.62% return of the Financial Times Stock Exchange European Public Real Estate Association/ National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex US Index, during the same period.

International real estate equities performed well over the 12-month reporting period, although this largely reflects a rebound from the weak market conditions that prevailed in the second half of 2018. The recovery was strongly biased to the first half of the period, aided by indications from the U.S. Federal Reserve (Fed) that it would loosen monetary policy, with more modest positive performance over the subsequent six months, as rate cuts were delivered and the Fed moved to pause its easing program. The strongest performers were mostly emerging markets, such as Indonesia, Mexico and Brazil. All of these countries had previously been among the hardest hit by worries about how global trade will react to the ongoing U.S. trade renegotiations. Developed markets, however, also saw strong performance over the period.

The Fund outperformed its secondary benchmark, the FTSE EPRA/NAREIT Global ex US Index, over the reporting period. The largest contributors to this relative outperformance were the Fund’s holdings in the U.S., China and the UK In the U.S., the Fund’s positions in Prologis and Equinix, neither of which are constituents of the benchmark, were additive for results. They were supported by the rental growth and healthy development returns evident in the global industrial and data center markets, respectively. In China, stock selection proved a significant positive contributor, with the Fund’s holdings in Times China and Logan both delivering strong results. Both companies continued to perform well driven by a combination of strong profit growth expectation, support from the dual thematic of being proxies to the Greater Bay Area, as well as having core competencies in high-margin redevelopment projects. Times China also announced the intention to spin off its property management business at some point in 2019. The markets viewed this as a special dividend equivalent to roughly 9% of the value of the company and saw this as another reason to accumulate stock. Similarly, stock selection in the UK had a positive impact on performance, as the Fund’s holdings in logistics REITs SEGRO and LondonMetric both performed well on the back of continuing rental growth, particularly in the urban logistics market around London. UK stock selection also benefited from the Fund’s overweight position in UNITE Group, a student accommodation REIT, which outperformed after announcing a deal to acquire a competitor. This created optimism about future cost synergies to augment the company’s organic earnings growth.

On the downside, the principal detractors from performance were the Fund’s holdings in Germany, Ireland and Singapore. In Germany, stock selection proved adverse, driven by the Fund’s positions in Corestate Capital and Instone Real Estate, neither of which is represented in the

FTSE EPRA/NAREIT Global ex US Index. Corestate Capital, a real estate fund management business, was negatively impacted by short selling late in the reporting period. This was due to expectations that the company’s mezzanine debt fund management business would be challenged as residential developers in the country sought to replace such debt instruments with permanent equity. Instone, a residential developer active in the German market, continued to see valuation volatility in line with broader concerns about slowing economic growth in Germany. The Fund’s negative performance in Ireland was driven by the Fund’s holding in Dalata Hotel Group, which was impacted by slowing revenue per available room (RevPAR) growth in the broader hotel market in the U.K. and Ireland. This was exacerbated by concerns about the impact of a hard Brexit on the company’s key markets. Finally, the underperformance in Singapore reflected the Fund’s underweight exposure to the Singapore REITs. Despite valuations already looking relatively expensive, they performed well in an environment of falling U.S. Treasury yields.

We maintain the Fund’s focus on companies that we feel will benefit from strong real estate fundamentals, combining cyclical factors and long-term secular trends. We also maintain our view that at this stage in the capital cycle, stocks benefiting from rental growth and value-adding development should outperform against the backdrop of a benign interest-rate environment. Nevertheless, in a slowing economic environment, we expect rental growth sustainability and balance sheet strength to become increasingly important.

The Fund’s country positioning remains overweight to the Americas, where economic growth is supportive of property fundamentals in the U.S. and Canada, particularly given the potential tailwind of rate cuts. Have decreased the Fund’s overweight exposure to Continental Europe to reflect bottom-up challenges, such as political risk in the German residential sector that runs counter to otherwise attractive property market conditions. We also have reduced the Fund’s underweight position in the UK in recognition of moderating Brexit risks, which appear to be increasingly bilateral in nature as the UK government moves away from a no-deal outcome in favor of a negotiated settlement. Elsewhere, we have moved the Fund to a modest overweight to Australia to reflect improving valuations, while moving underweight in Hong Kong to reflect the risks of ongoing protests on fundamentals.

Within the emerging markets, the Fund’s exposure remains focused on China and Latin America. In China, we have moved to an overweight position, taking advantage of improving valuations as trade sentiment has worsened. However, we expect the Fund’s positioning in China to remain dynamic, taking advantage of volatility driven by changes in macro and political sentiment toward the country. Elsewhere, the Fund’s Latin American exposure is now focused on Mexico, where high dividend yields are attractive in an environment of near-term monetary easing. The Fund has more selective exposure in Brazil, where valuations now appear relatively stretched following the strong performance in the first half of the 2019 calendar year.

2019 Annual Report	3

Aberdeen International Real Estate Equity Fund (Unaudited) (concluded)

Portfolio Management:

Global Real Estate team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag behind the performance of other industries or the broader market as a whole.

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates; and changes in general economic and market conditions.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

The Fund may invest in Illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

Please read the prospectus for more detailed information regarding these and other risks.

4	2019 Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Average Annual Total Return[1]
(For periods ended October 31, 2019)		1 Yr.	5Yr.	10Yr.	Inception[4]
Class A	w/o SC	22.29%	2.40%	N.A.	5.27%
	w/SC2	15.27%	1.20%	N.A.	4.48%

Institutional Class[3]	w/o SC	22.62%	2.66%	2.86%	4.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1

Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on February 1, 1989. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

* Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) EAFE Index, FTSE EPRA/NAREIT Global ex U.S. Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report	5

Aberdeen International Real Estate Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	97.8%
Short-Term Investment	1.9%
Other Assets in Excess of Liabilities	0.3%
100.0%

The following table summarizes the sub-industries composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. The Fund concentrates its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITS).

Sub-Industries
Real Estate Development	18.3%
Office REITs	17.2%
Real Estate Operating Companies	14.0%
Industrial REITs	12.1%
Diversified Real Estate Activities	9.5%
Retail REITs	8.1%
Residential REITs	6.9%
Diversified REITs	5.3%
Specialized REITs	2.8%
IT Consulting & Other Services	1.8%
Homebuilding	1.0%
Hotels, Resorts & Cruise Lines	0.8%
Other	2.2%
100%

Top Holdings*
Mitsui Fudosan Co. Ltd., REIT	3.7%
CK Asset Holdings Ltd.	3.5%
Segro PLC	3.3%
Vonovia SE	3.1%
Dexus, REIT	2.8%
Gecina SA, REIT	2.7%
China Resources Land Ltd.	2.6%
Orix JREIT, Inc., REIT	2.3%
Link REIT	2.3%
Longfor Group Holdings Ltd.	2.2%
Other	71.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	20.7%
China	10.4%
Hong Kong	9.9%
United States	8.7%
Germany	8.0%
United Kingdom	7.5%
Australia	6.4%
France	4.4%
Singapore	4.2%
Sweden	3.6%
Other	16.2%
100.0%

6        2019 Annual Report

Statement of Investments

October 31, 2019

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.8%)
AUSTRALIA (6.4%)
Real Estate (6.4%)
Dexus, REIT (a)	190,296	$ 1,569,270
GDI Property Group, REIT	309,065	332,364
Goodman Group, REIT (a)	111,387	1,105,990
Mirvac Group, REIT (a)	271,853	602,393
		3,610,017
AUSTRIA (2.0%)
Real Estate (2.0%)
CA Immobilien Anlagen AG (a)	29,054	1,119,535
BRAZIL (1.0%)
Consumer Discretionary (1.0%)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	86,585	581,407
CANADA (2.8%)
Real Estate (2.8%)
Allied Properties Real Estate Investment Trust, REIT	21,998	894,885
Canadian Apartment Properties REIT	16,620	692,006
		1,586,891
CHINA (10.4%)
Real Estate (10.4%)
China Evergrande Group (a)(b)	96,754	235,524
China Overseas Land & Investment Ltd. (a)	348,082	1,098,370
China Resources Land Ltd. (a)	348,488	1,482,076
CIFI Holdings Group Co. Ltd. (a)	674,297	449,740
Logan Property Holdings Co. Ltd. (a)	207,181	315,532
Longfor Group Holdings Ltd. (a)(c)	299,436	1,242,704
Sunac China Holdings Ltd. (a)	140,038	635,183
Times China Holdings Ltd. (a)	252,106	449,920
		5,909,049
FRANCE (4.4%)
Real Estate (4.4%)
Gecina SA, REIT (a)	8,863	1,521,502
Klepierre SA, REIT (a)	25,803	961,813
		2,483,315
GERMANY (8.0%)
Real Estate (8.0%)
alstria office REIT-AG	35,912	672,884
Corestate Capital Holding SA (b)	14,269	531,535
Deutsche Wohnen SE (a)	17,885	674,308
Instone Real Estate Group AG (b)(c)	37,168	870,522
Vonovia SE (a)	33,431	1,780,363
		4,529,612
HONG KONG (9.9%)
Real Estate (9.9%)
CK Asset Holdings Ltd. (a)	287,116	1,997,670
ESR Cayman Ltd. (b)(d)	116,200	251,639

	Shares or Principal Amount	Value
Link REIT (a)	117,816	$ 1,283,181
New World Development Co. Ltd. (a)	610,519	873,308
Shimao Property Holdings Ltd. (a)	242,674	812,978
Swire Properties Ltd. (a)	119,988	377,368
		5,596,144
INDIA (0.0%)
Real Estate (0.0%)
Hicro PLC (b)(d)(h)	2,290,373	—
JAPAN (20.7%)
Real Estate (20.7%)
Comforia Residential REIT Inc.	328	1,069,136
Daiwa Office Investment Corp., REIT (a)	123	979,941
Invesco Office J-Reit, Inc., REIT (a)	5,925	1,196,176
Japan Real Estate Investment Corp., REIT (a)	144	982,916
Japan Rental Housing Investments, Inc., REIT	1,188	1,139,705
LaSalle Logiport REIT (a)	560	833,631
Mitsui Fudosan Co. Ltd., REIT (a)	81,400	2,082,442
Mitsui Fudosan Logistics Park, Inc., REIT	131	546,490
Orix JREIT, Inc., REIT (a)	569	1,286,576
Sumitomo Realty & Development Co. Ltd. (a)	33,010	1,198,205
Tokyu Fudosan Holdings Corp. (a)	63,400	420,526
		11,735,744
MEXICO (2.5%)
Real Estate (2.5%)
Corp Inmobiliaria Vesta SAB de CV, REIT	336,518	566,622
Macquarie Mexico Real Estate Management SA de CV, REIT (c)	587,246	833,406
		1,400,028
NETHERLANDS (1.8%)
Information Technology (1.8%)
InterXion Holding NV (b)	11,425	1,007,913
NORWAY (1.5%)
Real Estate (1.5%)
Entra ASA (a)(c)	56,177	841,260
PHILIPPINES (1.3%)
Real Estate (1.3%)
Ayala Land, Inc. (a)	565,792	540,687
Megaworld Corp. (a)	2,067,705	196,679
		737,366
POLAND (0.0%)
Real Estate (0.0%)
Nanette Real Estate Group NV (b)(d)(h)	3,265,00	—
REPUBLIC OF IRELAND (0.8%)
Consumer Discretionary (0.8%)
Dalata Hotel Group PLC	76,405	451,637
SINGAPORE (4.2%)
Real Estate (4.2%)
AIMS APAC REIT, REIT	600,000	604,212

See accompanying Notes to Financial Statements.

2019 Annual Report        7

Statement of Investments (concluded)

October 31, 2019

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SINGAPORE (continued)
Real Estate (continued)
CapitaLand Mall Trust, REIT (a)	547,983	$ 1,022,451
Lendlease Global Commercial REIT, (b)	1,093,900	763,868
		2,390,531
SPAIN (2.2%)
Real Estate (2.2%)
Inmobiliaria Colonial Socimi SA, REIT (a)	95,378	1,232,508
SWEDEN (3.6%)
Real Estate (3.6%)
Catena AB (a)	17,484	640,433
Fabege AB (a)	50,212	749,889
Kungsleden AB (a)	73,926	671,785
		2,062,107
UNITED KINGDOM (7.5%)
Real Estate (7.5%)
British Land Co. PLC (The), REIT (a)	69,903	562,029
LondonMetric Property PLC, REIT	297,635	893,685
Segro PLC (a)	172,742	1,889,678
South Asian Real Estate Pvt. Ltd. (b)(c)(d)(e)	2,000,000	—
St Modwen Properties PLC (a)	99,248	579,322
UNITE Group PLC (The), REIT (a)	22,955	334,332
		4,259,046
UNITED STATES (6.8%)
Real Estate (6.8%)
Alexandria Real Estate Equities, Inc., REIT	3,930	623,887
Digital Realty Trust, Inc., REIT	5,124	650,953
Equinix, Inc., REIT	1,606	910,249
Equity LifeStyle Properties, Inc., REIT	9,354	654,219
Prologis, Inc., REIT	11,964	1,049,961
		3,889,269
Total Common Stocks		55,423,379

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (1.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (f)	1,081,613	$ 1,081,613
Total Short-Term Investment		1,081,613
Total Investments (Cost $61,964,697) (g)—99.7%		56,504,992
Other Assets in Excess of Liabilities—0.3%		182,694
Net Assets—100.0%		$56,687,686

(a)     Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)     Non-income producing security.

(c)     Denotes a security issued under Regulation S or Rule 144A.

(d)    Illiquid security.

(e)     Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.

(f)        Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(g)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

(h)    Delisted security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees.

PLC                 Public Limited Company

REIT             Real Estate Investment Trust

See accompanying Notes to Financial Statements.

8        2019 Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Aberdeen Realty Income & Growth Fund (Institutional Class shares net of fees) returned 25.97% for the 12-month period ended October 31, 2019, versus the 14.33% return of its benchmark, the S&P 500 Index, and the 23.63% return of its secondary benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index.

Despite periods of volatility, stemming from concerns about the pace of economic growth, the trade war and interest rate policy, U.S. real estate investment trusts (REITs) generated strong returns during the 12-month period ended October 31, 2019, and outperformed the broader U.S. equity markets. After getting caught up in the downdraft that hit equity markets in late 2018, the REIT market rallied sharply through much of the first half of 2019, driven, in part, by indications that global monetary policy would remain accommodating. Moreover, choppy economic data over the summer spurred investors to reduce exposure to cyclical growth sectors and boost exposure to defensive-yield oriented sectors like REITs. In general, real estate fundamentals also remained resilient, as the slower pace of economic growth provided ample demand for many property types, while also helping to keep new supply relatively in check.

The Fund’s overweight position in the industrials sector was the greatest contributor to relative performance in the reporting period. Elsewhere, the Fund benefitted from underweight allocations to the retail and lodging sectors. The industrial sector continued to benefit from strong demand for space due to both the growth of e-commerce and the impact of needing quicker delivery times, requiring a redesign of the global supply chain. The retail sector, particularly regional malls, continued to struggle with the impact of the growth of e-commerce, store closures, and a need for higher capital expenditures to attract new tenants, thereby pressuring cash flow growth. Lodging REITs, meanwhile, were negatively impacted by the economic uncertainty and concerns that this would lead to weaker business travel, thereby slowing revenue per available room (RevPAR) growth rates. At the stock level, the largest contributors to the Fund’s relative performance were Simon Property Group, Equity LifeStyle Properties and Americold Realty Trust. A sizable underweight position in Simon Property Group, the world’s largest regional mall REIT, benefited the Fund as its shares significantly underperformed the market due to the concerns about the trends for retailers. Manufactured housing REIT Equity LifeStyle experienced strong share price appreciation over the reporting period, due to above-average earnings and cash flow growth, driven by both internal and external growth opportunities. Americold, an industrial REIT specializing in cold storage of produce and other food products, was also a strong contributor to the Fund’s performance. Investors have been drawn to the stable demand fundamentals for the sector, coupled with the potential upside benefits from acquisitions in a consolidating sector, as well as the implementation of operational efficiencies.

No individual sector had a negative impact on the Fund’s relative performance during the reporting period. At the stock level, the largest detractors from performance stemmed from the absence of holdings in HCP, Inc., and WP Carey, Inc., along with an overweight position in SL Green Realty Corp. The sharp drop in interest rates and desire for more defensive positioning in yield-oriented sectors like healthcare and triple net lease1 REITs led to the outperformance by both HCP, Inc. and WP Carey, Inc. Elsewhere, an overweight position in SL Green Realty Corp. was not rewarded. New York City office fundamentals remained under pressure as new space being delivered to the market weighed on rent growth, which is overwhelming the cheap relative valuation versus private market valuations for buildings.

Looking ahead, despite posting a 23.6% total return over the 12-month period ended October 31, 2019, we think that REIT valuations relative to U.S. Treasury and private market real estate valuations still appear to be fair. Indeed, real estate companies should benefit from the low-interest-rate environment and an economy that continues to support modest rental gains driving positive cash flow growth. Nonetheless, having experienced an expansion for nearly a decade at this point, we are relatively late in both the economic and real estate cycle, thus increased caution feels appropriate. As such, we are focusing our investments on companies with strong balance sheets, higher quality portfolios and an ability to generate internal earnings growth, as the net operating income (NOI)2 growth generated can help to offset any pricing pressures that may emerge. Additionally, by focusing on higher quality assets that we believe can withstand structural shift in demand, we believe we’ll be better positioned to identify the eventual winners. We have found in periods of elevated volatility the market does not always differentiate these issues, thereby providing attractive long-term opportunities for excess returns.

Portfolio Management:

Global Real Estate Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investments in REITs and real estate securities involve the risks associated with the direct ownership of real estate and with the real

1             A triple net lease is a lease agreement that states the tenant is solely responsible for all of the costs relating to the property being leased in addition to the rent.

2             Net operating income comprises a company’s revenue minus all necessary operating expenses.

2019 Annual Report        9

Aberdeen Realty Income & Growth Fund (Unaudited) (concluded)

estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Please read the prospectus for more detailed information regarding these and other risks.

10        2019 Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Average Annual Total Return[1]
(For periods ended October 31, 2019)		1 Yr.	5Yr.	10Yr.	Inception[4]
Class A	w/o SC	25.65%	8.70%	N.A	11.20%
	w/SC2	18.45%	7.42%	N.A	10.36%

Institutional Class[3]	w/o SC	25.97%	8.96%	14.16%	11.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1             Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2             A 5.75% front-end sales charge was deducted.

3             Not subject to any sales charges.

4             Predecessor Fund commenced operations on December 29, 1998. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2019)

* Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Realty Income & Growth Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI), its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REITs and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Annual Report        11

Aberdeen Realty Income & Growth Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2019 (Unaudited)

Asset Allocation
Common Stocks	99.9%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following table summarizes the sub-industries composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. The Fund concentrates its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITS).

Sub-Industries	As a Percentage of Net Assets
Residential REITs	20.6%
Specialized REITs	18.0%
Industrial REITs	14.4%
Office REITs	13.1%
Health Care REITs	12.9%
Retail REITs	12.1%
Diversified REITs	4.4%
Hotel & Resort REITs	3.9%
Mortgage REITs	0.5%
Other	0.1%
100%

Top Holdings*
Prologis, Inc.	7.6%
Equinix, Inc.	5.2%
Welltower, Inc.	5.1%
AvalonBay Communities, Inc.	3.7%
Ventas, Inc.	3.7%
Simon Property Group, Inc.	3.5%
Alexandria Real Estate Equities, Inc.	3.4%
Digital Realty Trust, Inc.	3.4%
Realty Income Corp.	3.2%
Equity LifeStyle Properties, Inc.	3.0%
Other	58.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	100.0%
Other	–%
100.0%

Amounts listed as “–” are 0% or round to 0%.

12        2019 Annual Report

Statement of Investments

October 31, 2019
Aberdeen Realty Income & Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.9%)
UNITED STATES (99.9%)
Diversified REITs (4.4%)
STORE Capital Corp.	39,733	$1,609,187
VEREIT, Inc.	179,036	1,761,714
		3,370,901
Health Care REITs (12.9%)
Medical Properties Trust, Inc.	76,581	1,587,524
Omega Healthcare Investors, Inc.	36,638	1,613,537
Ventas, Inc.	43,696	2,844,610
Welltower, Inc.	43,603	3,954,356
		10,000,027
Hotel & Resort REITs (3.9%)
Host Hotels & Resorts, Inc.	49,715	814,829
MGM Growth Properties LLC	35,259	1,100,433
Park Hotels & Resorts, Inc.	21,675	503,944
Sunstone Hotel Investors, Inc.	45,731	617,826
		3,037,032
Industrial REITs (14.4%)
Americold Realty Trust	38,406	1,539,697
Duke Realty Corp.	58,479	2,054,952
Prologis, Inc., REIT	67,195	5,897,033
STAG Industrial, Inc.	26,585	825,198
Terreno Realty Corp.	14,906	840,848
		11,157,728
Mortgage REITs (0.5%)
Starwood Property Trust, Inc.	15,929	391,853
Office REITs (13.1%)
Alexandria Real Estate Equities, Inc.	16,554	2,627,947
Brandywine Realty Trust	59,384	907,387
Cousins Properties, Inc.	22,062	885,348
Douglas Emmett, Inc.	33,327	1,443,726
Highwoods Properties, Inc.	31,427	1,470,784
Hudson Pacific Properties, Inc.	25,303	908,884
SL Green Realty Corp.	5,678	474,681
Vornado Realty Trust	21,971	1,441,957
		10,160,714
Residential REITs (20.6%)
Apartment Investment & Management Co.	26,546	1,456,845
AvalonBay Communities, Inc.	13,159	2,864,188
Equity LifeStyle Properties, Inc.	32,804	2,294,312
Equity Residential	19,140	1,696,952
Essex Property Trust, Inc.	6,911	2,260,795
Invitation Homes, Inc.	68,015	2,094,182
Mid-America Apartment Communities, Inc.	14,508	2,016,467
Sun Communities, Inc.	8,149	1,325,435
		16,009,176

	Shares or Principal Amount	Value
Retail REITs (12.1%)
Brixmor Property Group, Inc.	50,444	$1,110,777
Federal Realty Investment Trust	5,799	788,722
National Retail Properties, Inc.	23,710	1,396,756
Realty Income Corp.	30,693	2,510,380
Simon Property Group, Inc.	17,913	2,699,131
SITE Centers Corp.	56,455	876,746
		9,382,512
Specialized REITs (18.0%)
American Tower Corp.	4,700	1,024,976
CoreSite Realty Corp.	6,342	745,185
Digital Realty Trust, Inc.	20,649	2,623,249
Equinix, Inc.	7,193	4,076,849
Extra Space Storage, Inc.	14,395	1,616,127
Gaming and Leisure Properties, Inc.	34,406	1,388,626
Public Storage	7,882	1,756,582
Sabra Health Care REIT, Inc.	30,520	750,792
		13,982,386
		77,492,329
Total Common Stocks		77,492,329
SHORT-TERM INVESTMENT (0.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (a)	86,491	86,491
Total Short-Term Investment		86,491
Total Investments (Cost $46,629,175) (b)—100.0%		77,578,820
Liabilities in Excess of Other Assets—0.0%		(5,674)
Net Assets—100.0%		$77,573,146

(a)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT     Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2019 Annual Report     13

Statements of Assets and Liabilities

October 31, 2019

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
Assets:
Investments, at value	$55,423,379	$77,492,329
Short-term investments, at value	1,081,613	86,491
Foreign currency, at value	5,422	–
Receivable for investments sold	664,750	–
Interest and dividends receivable	210,869	47,613
Receivable for capital shares issued	–	50,263
Receivable from Adviser	–	18,607
Tax reclaim receivable	62,189	–
Securities lending income receivable	26	339
Prepaid expenses	639	15,836
Total assets	57,448,887	77,711,478
Liabilities:
Payable for investments purchased	583,141	–
Payable for capital shares redeemed	13,127	2,479
Accrued expenses and other payables:
Investment advisory fees	86,009	67,051
Audit fees	43,250	37,250
Transfer agent fees	5,921	7,734
Fund accounting fees	12,010	694
Sub-transfer agent and administrative services fees	3,578	5,496
Administration fees	4,262	4,664
Legal fees	2,161	2,067
Distribution fees	182	1,473
Other	7,560	9,424
Total liabilities	761,201	138,332
Net Assets	$56,687,686	$77,573,146

Cost:
Investments	$60,883,084	$46,542,684
Short-term investment	1,081,613	86,491
Foreign currency	5,325	–
Represented by:
Capital	$130,138,339	$38,343,156
Distributable earnings/(accumulated loss)	(73,450,653)	39,229,990
Net Assets	$56,687,686	$77,573,146

Net Assets:
Class A Shares	$177,340	$2,341,242
Institutional Class Shares	56,510,346	75,231,904
Total	$56,687,686	$77,573,146

Shares Outstanding (Unlimited number of shares authorized):
Class A Shares	7,478	130,220
Institutional Class Shares	2,366,939	4,174,518
Total	2,374,417	4,304,738

Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$23.71	$17.98
Institutional Class Shares	$23.87	$18.02
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$25.16	$19.08
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

14     2019 Annual Report

Statements of Operations

For the Year Ended October 31, 2019

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
INVESTMENT INCOME:
Dividend income	$2,978,627	$2,452,858
Interest income	39,071	10,247
Securities lending income, net	1,054	9,985
Foreign tax withholding	(189,274)	–
Other income	12,806	1,032
Total Income	2,842,284	2,474,122
EXPENSES:
Investment advisory fees	912,746	792,226
Trustee fees	5,744	4,900
Administration fees	73,020	63,378
Legal fees	8,051	11,303
Audit fees	51,365	37,250
Printing fees	32,415	29,201
Custodian fees	5,902	4,919
Transfer agent fees	27,897	31,513
Distribution fees Class A	385	4,890
Sub-transfer agent and administrative service fees Institutional Class	39,081	50,790
Sub-transfer agent and administrative service fees Class A	74	2,619
Fund accounting fees	59,598	–
Registration and filing fees	31,697	34,401
Other	33,815	17,582
Total operating expenses before reimbursed/waived expenses	1,281,790	1,084,972
Expenses waived by investment adviser	(30,943)	(287,856)
Net expenses	1,250,847	797,116
Net Investment Income	1,591,437	1,677,006

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(1,373,870)	10,901,067
Realized gain/(loss) on forward foreign currency exchange contracts	9,256	–
Realized gain/(loss) on foreign currency transactions	(22,157)	–
Net realized gain/(loss) from investments and foreign currency transactions	(1,386,771)	10,901,067
Net change in unrealized appreciation/(depreciation) on investment transactions	17,631,668	5,127,844
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	1,080	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,119)	–
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	17,631,629	5,127,844
Net realized/unrealized gain from investments and foreign currency transactions	16,244,858	16,028,911
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,836,295	$17,705,917

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report     15

Statements of Changes in Net Assets

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,591,437	$1,048,963	$1,677,006	$2,372,349
Net realized gain/(loss) from investments and foreign currency transactions	(1,386,771)	1,494,101	10,901,067	30,573,747
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	17,631,629	(13,644,214)	5,127,844	(34,551,738)
Changes in net assets resulting from operations	17,836,295	(11,101,150)	17,705,917	(1,605,642)
Distributions to Shareholders From:
Distributable earnings:
Class A	(4,295)	(3,094)	(680,522)	(91,425)
Institutional Class	(3,278,463)	(2,701,730)	(26,989,265)	(5,947,732)
Change in net assets from shareholder distributions	(3,282,758)	(2,704,824)	(27,669,787)	(6,039,157)
Change in net assets from capital transactions	(55,436,851)	(6,283,180)	2,213,119	(15,638,364)
Change in net assets	(40,883,314)	(20,089,154)	(7,750,751)	(23,283,163)
Net Assets:
Beginning of year	97,571,000	117,660,154	85,323,897	108,607,060
End of Year	$56,687,686	$97,571,000	$77,573,146	$85,323,897

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

16     2019 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,932	$9,729	$823,710	$445,986
Dividends reinvested	441	3,094	551,648	52,627
Cost of shares redeemed	(2,229)	(34,914)	(544,121)	(194,800)
Total Class A	16,144	(22,091)	831,237	303,813
Institutional Class Shares
Proceeds from shares issued	230,203	1,013,783	4,795,392	2,502,072
Dividends reinvested	959,011	2,642,333	20,651,575	5,429,006
Cost of shares redeemed	(56,642,209)	(9,917,205)	(24,065,085)	(23,873,255)
Total Institutional Class	(55,452,995)	(6,261,089)	1,381,882	(15,942,177)
Change in net assets from capital transactions:	$(55,436,851)	$(6,283,180)	$2,213,119	$(15,638,364)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Annual Report     17

Statements of Changes in Net Assets (concluded)

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	812	426	45,786	20,106
Reinvested	23	129	37,999	2,306
Redeemed	(107)	(1,524)	(35,469)	(8,758)
Total Class A Shares	728	(969)	48,316	13,654
Institutional Class Shares
Issued	10,713	41,694	291,703	114,349
Reinvested	49,306	109,453	1,405,211	240,591
Redeemed	(2,524,599)	(429,524)	(1,425,279)	(1,112,893)
Total Institutional Class Shares	(2,464,580)	(278,377)	271,635	(757,953)
Total change in shares:	(2,463,852)	(279,346)	319,951	(744,299)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18     2019 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$20.02	$0.33(d	)	$ 3.99	$ 4.32	$(0.63)	$(0.63)	$ –		$23.71
Year Ended October 31, 2018(e)	22.82	0.14(d	)	(2.46)	(2.32)	(0.48)	(0.48)	0.00(f	)	20.02
Year Ended October 31, 2017	19.33	0.02		3.47	3.49	–	–	0.00(f	)	22.82
Year Ended October 31, 2016	21.79	0.08		(1.12)	(1.04)	(1.42)	(1.42)	0.00(f	)	19.33
Year Ended October 31, 2015	23.75	1.34		(3.30)	(1.96)	–	–	0.00(f	)	21.79
Institutional Class Shares
Year Ended October 31, 2019	20.17	0.38(d	)	4.01	4.39	(0.69)	(0.69)	–		23.87
Year Ended October 31, 2018(e)	22.99	0.21(d	)	(2.49)	(2.28)	(0.54)	(0.54)	0.00(f	)	20.17
Year Ended October 31, 2017	19.46	0.20		3.36	3.56	(0.03)	(0.03)	0.00(f	)	22.99
Year Ended October 31, 2016	21.92	0.17		(1.16)	(0.99)	(1.47)	(1.47)	0.00(f	)	19.46
Year Ended October 31, 2015	23.84	1.48		(3.40)	(1.92)	–	–	0.00(f	)	21.92

(a)  Excludes sales charge.

(b)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)  Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20     2019 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

22.29%	$ 177	1.62%(g)	1.65%(g)	1.51%	60.73%
(10.52%)	135	1.63%(g)	1.67%(g)	0.62%	89.59%
18.05%	176	1.61%(g)	1.62%(g)	0.75%	60.00%
(4.99%)	125	1.57%(g)	1.60%(g)	0.54%	33.00%
(8.25%)	132	1.68%(g)	1.68%(g)	6.00%	28.00%

22.57%(h)	56,510	1.37%(g)	1.40%(g)	1.74%	60.73%
(10.35%)	97,453	1.38%(g)	1.39%(g)	0.89%	89.59%
18.36%	117,484	1.35%(g)	1.37%(g)	0.94%	60.00%
(4.70%)	107,744	1.34%(g)	1.37%(g)	0.75%	33.00%
(8.05%)	129,048	1.43%(g)	1.43%(g)	6.46%	28.00%

(e)  Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)   Less than $0.005 per share.

(g)  Includes interest expense that amounts to 0.01%, 0.02%, less than 0.01%, less than 0.01% and 0.02% for Class A and Institutional Class for the years ended October 31, 2019, October 31, 2018, October 31, 2017, 0ctober 31, 2016 and October 31, 2015, respectively.

(h)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Annual Report     21

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$21.38	$ 0.32	(d)	$ 3.28	$ 3.60	$(0.52)	$(6.48)	$(7.00)	$ –		$ 17.98
Year Ended October 31, 2018(e)	22.93	0.47	(d)	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	0.00(d	)	21.38
Year Ended October 31, 2017	22.09	(0.41)		2.42	2.02	(0.70)	(0.47)	(1.17)	0.00(d	)	22.93
Year Ended October 31, 2016	21.97	0.45		0.63	1.08	(0.50)	(0.46)	(0.96)	0.00(d	)	22.09
Year Ended October 31, 2015	21.26	0.33		1.08	1.41	(0.43)	(0.27)	(0.70)	0.00(d	)	21.97
Institutional Class Shares
Year Ended October 31, 2019	21.41	0.36	(d)	3.29	3.65	(0.56)	(6.48)	(7.04)	–		18.02
Year Ended October 31, 2018(e)	22.97	0.54	(d)	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	0.00(d	)	21.41
Year Ended October 31, 2017	22.11	0.20		1.88	2.08	(0.75)	(0.47)	(1.22)	0.00(d	)	22.97
Year Ended October 31, 2016	22.00	0.49		0.64	1.13	(0.56)	(0.46)	(1.02)	0.00(d	)	22.11
Year Ended October 31, 2015	21.29	0.44		1.02	1.46	(0.48)	(0.27)	(0.75)	0.00(d	)	22.00

(a)  Excludes sales charge.

(b)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)  Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22     2019 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

25.65%	$ 2,341	1.28%(f)	1.71%(f)	1.83%	20.70%
(1.35%)	1,751	1.34%(f)	1.71%(f)	2.16%	42.71%
9.37%	1,565	1.46%(f)	1.65%(f)	0.66%	7.00%
4.90%	2,807	1.58%(f)	1.59%(f)	2.07%	15.00%
6.72%	2,886	1.60%(f)	1.60%(f)	1.72%	32.00%

25.97%	75,232	1.03%(f)	1.39%(f)	2.10%	20.70%
(1.15%)	83,573	1.10%(f)	1.45%(f)	2.46%	42.71%
9.65%	107,042	1.21%(f)	1.40%(f)	0.92%	7.00%
5.15%	107,916	1.35%(f)	1.36%(f)	2.28%	15.00%
6.98%	112,927	1.35%(f)	1.35%(f)	2.00%	32.00%

(e)  Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)   Includes interest expense that amounts to 0.03%, 0.10%, 0.10%, 0.06% and 0.04% for Class A and Institutional Class for the years ended October 31, 2019, October 31, 2018, October 31, 2017, 0ctober 31, 2016 and October 31, 2015 respectively.

2019 Annual Report     23

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2019, the Trust operated twenty four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each a “Fund”; collectively, the “Funds”):

– Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)

– Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.                Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of

24      2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current-day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Standard Investments Inc. (“Aberdeen”, the “Adviser” or “ASII”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical investments;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2019 Annual Report      25

Notes to Financial Statements (continued)

October 31, 2019

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)		Total ($)
International Real Estate Equity Fund
Investments in Securities
Common Stocks	16,593,185	38,830,194	0	[1]	55,423,379
Short-Term Investment	1,081,613	–	–		1,081,613
	17,674,798	38,830,194	–		56,504,992

Realty Income & Growth Fund
Investments in Securities
Common Stocks	77,492,329	–	–		77,492,329
Short-Term Investment	86,491	–	–		86,491
	77,578,820	–	–		77,578,820

1   Represents securities that are fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

For the twelve-month period ended October 31, 2019, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the twelve-month period in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation determined of Level 3 assets for the twelve-month period ended October 31, 2019 is not presented. The valuation technique used at October 31, 2019 was a valuation by the Fund’s Pricing Committee.

b.               Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.                Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.               Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.                Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the

26      2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

A Fund may use derivatives for various purposes as noted above. There were no derivative instruments held at October 31, 2019. The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2019:

International Real Estate Equity Fund

Derivative Instrument Risk Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized gain/(loss) on forward foreign currency exchange contracts	$ 9,256	$ 1,080
Total		$9,256	$1,080

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2019. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2019.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
International Real Estate Equity Fund	$498,267	$–

f.                   Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

2019 Annual Report      27

Notes to Financial Statements (continued)

October 31, 2019

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.               Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Realty Income & Growth Fund. Distributions from net investment income, if any, are declared and paid annually for the International Real Estate Equity Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.               Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

i.                   Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.                   Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2019, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.                Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

28      2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
International Real Estate Equity Fund	On All Assets	1.00%
Realty Income & Growth Fund	On assets up to $250 million	1.00%
	On assets of $250 million up to $750 million	0.95%
	On assets of $750 million up to $1 billion	0.90%
	On assets of $1 billion and more	0.80%

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (“AAML” or the “Subadviser”) as a subadviser pursuant to a subadvisory agreement. The Subadviser manages a portion of the Funds’ investments and has the responsibility for making all investment decisions for the portion of a Fund’s assets it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. The Expense Limitation Agreement may not be terminated before May 4, 2020 without the approval of the Trustees who are not “interested persons” of the Funds, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement excludes certain expenses, including any interest, brokerage commissions, acquired funds fees and expenses, and extraordinary expenses.

Fund	Class	Limit
International Real Estate Equity Fund	Institutional	1.37%
	Class A	1.62%
Realty Income & Growth Fund	Institutional	1.00%
	Class A	1.25%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen by each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Total
International Real Estate Equity Fund	$–	$ 11,346	$ 30,943	$ 42,289
Realty Income & Growth Fund	–	160,149	287,856	448,005

b.               Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services. In addition to the sub-administration services State Street provides to the Funds, State Street also provides custody and accounting services pursuant to a custodian agreement with the Funds.

2019 Annual Report      29

Notes to Financial Statements (continued)

October 31, 2019

c.                Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares
International Real Estate Equity Fund	0.25%
Realty Income & Growth Fund	0.25%

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of up to 1.00% imposed on certain redemptions of Class A shares of the Funds.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75%. The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2019 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of certain Class A shares
International Real Estate Fund	$ 37	$–
Realty Income & Growth Fund	14,610	–
Total Retained	$14,647	$–

d.               Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A and Institutional Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2020, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2019 was as follows:

Fund	Class A	Institutional
International Real Estate Equity Fund	$ 74	$39,081
Realty Income & Growth Fund	2,619	50,790

e.                Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the fiscal year ended October 31, 2019, the Funds did not engage in any of these trades.

30      2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were as follows:

Fund	Purchases	Sales
International Real Estate Equity Fund	$ 53,815,811	$110,484,780
Realty Income & Growth Fund	16,454,863	38,569,635

5. Portfolio Investment Risks

a.             Concentration Risk

Each Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.            Dividend Strategy Risk

With respect to the Aberdeen Realty Income & Growth Fund, there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

c.             Emerging Markets Risk

This risk applies to the Aberdeen International Real Estate Equity Fund and is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

d.            Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

e.             Extension Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

f.                Fixed Income Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

g.            Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

2019 Annual Report	31

Notes to Financial Statements (continued)

October 31, 2019

h.            Foreign Securities Risk

Each Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

i.                High-Yield Bonds and Other Lower-Rated Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

j.                Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

k.             Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

l.                Initial Public Offerings and Secondary Offerings Risk

Each Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

m.        Interest Rate Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more

32	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.            Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

o.            Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

p.            Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

q.            Mid-Cap Securities Risk

Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

r.               Non-Diversified Fund Risk

The Aberdeen Realty Income & Growth Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

s.             Portfolio Turnover Risk

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

t.                REIT and Real Estate Risk

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

u.            Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Real Estate Sector Risk. Each Fund concentrates its investments in the real estate industry. Please see “Concentration Risk” above for more information.

v.             Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

w.          Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price

2019 Annual Report	33

Notes to Financial Statements (continued)

October 31, 2019

provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

x.             Variable and Floating Rate Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of October 31, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Real Estate Equity Fund	$63,909,591	$ 7,801,445	$(15,206,044)	$ (7,404,599)
Realty Income & Growth Fund	46,806,619	30,984,357	(212,156)	30,772,201

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Real Estate Equity Fund	$3,282,758	$ –	$ 3,282,758	$–	$–	$ 3,282,758
Realty Income & Growth Fund	1,677,003	25,992,784	27,669,787	–	–	27,669,787

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Real Estate Equity Fund	$2,704,824	$ –	$2,704,824	$–	$–	$2,704,824
Realty Income & Growth Fund	2,406,807	3,632,350	6,039,157	–	–	6,039,157

Amounts listed as “–” are $0 or round to $0.

34	2019 Annual Report

Notes to Financial Statements (continued)

October 31, 2019

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
International Real Estate Equity Fund	$–	$6,412,295	$ –	$–	$–	$–	$–	$(7,408,046)	$(72,454,902)	$(73,450,653)
Realty Income & Growth Fund	–	–	8,457,791	–	–	–	–	30,772,199	–	39,229,990

*           The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

**        As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.

Fund	Amount	Expires
International Real Estate Equity	$ 3,132,294	Unlimited (Short-Term)
International Real Estate Equity	69,322,608	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to expiration of capital loss carryforwards. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
International Real Estate Equity Fund	$(63,938,162)	$63,938,162
Realty Income & Growth Fund	–	–

8. Significant Shareholders

As of October 31, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
International Real Estate Equity Fund	67.74%	6
Realty Income & Growth Fund	50.43	3

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $200,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

2019 Annual Report	35

Notes to Financial Statements (concluded)

October 31, 2019

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2019, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2019.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
International Real Estate Equity Fund	$1,375,139	3.64%	29
Realty Income & Growth Fund	1,749,276	3.59%	123

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2019, except as disclosed below.

At the December 11, 2019 Board meeting, the Board approved a reduction in the Credit Facility from $200,000,000 to $150,000,000 effective on or around December 30, 2019.

36	2019 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Aberdeen International Real Estate Equity Fund and the Aberdeen Realty Income & Growth Fund, two of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds), including the statement of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended October 31, 2017 were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2019

2019 Annual Report	37

Other Tax Information (Unaudited)

For the period ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the year ended October 31, 2019, the following Funds paid qualified dividend income as follows:

Fund	Qualified Dividend Income
International Real Estate Equity Fund	36.13%
Realty Income & Growth Fund	0.17%

For the taxable year ended October 31, 2019, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
International Real Estate Equity Fund	0.91%
Realty Income & Growth Fund	0.24%

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2019. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2019) were as follows:

Fund	Foreign Tax
International Real Estate Equity Fund	$0.0691

38	2019 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2019 and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2019	Actual Ending Account Value, October 31, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
International Real Estate Equity Fund	Class A	$1,000.00	$1,079.20	$1,017.04	$8.49	$8.24	1.62%
	Institutional Class	$1,000.00	$1,081.00	$1,018.30	$7.19	$6.97	1.37%
Realty Income & Growth Fund	Class A	$1,000.00	$1,117.70	$1,018.90	$6.67	$6.36	1.25%
	Institutional Class	$1,000.00	$1,118.30	$1,020.16	$5.34	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2019 Annual Report	39

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 12, 2019, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Standard Investments Inc. (“ASII”) and the sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between ASII and Aberdeen Asset Managers Limited (“AAML”) (the “Sub-Adviser”) for each of the following series of the Trust: Aberdeen International Real Estate Equity Fund and Aberdeen Realty Income & Growth Fund (each a “Fund,” and together, the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 6, 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 12, 2019, the “Meetings”). AAML is an affiliate of ASII. ASII and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In connection with the Meetings, the Board received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including fee and expense information, comparative performance and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (iii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iv) information about the profitability of the Agreements to the Advisers; (v) sales and redemption data with respect to each Fund; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from ASII and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers’ management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available.

The Trustees also considered ASII’s and the Sub-Adviser’s performance and reputation generally, the historical responsiveness of ASII to Trustee concerns about performance, the performance of the fund family generally, and the willingness of ASII and the Sub-Adviser to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds.

40	2019 Annual Report

Supplemental Information (Unaudited) (continued)

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board noted that it would continue to monitor the Funds’ performance and any actions taken by ASII and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by ASII out of its advisory fee. The Board also considered that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates’ relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and the Sub-Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the renewal of the Agreements.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII and the Sub-Adviser, as applicable, to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. ASII’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the Advisers’ risk management processes. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Agreements.

2019 Annual Report	41

Supplemental Information (Unaudited) (concluded)

The Trustees also considered other factors, which included but were not limited to the following:

•              whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.

•              the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.

•              so-called “fallout benefits” to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•              the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

42	2019 Annual Report

Management of the Funds (Unaudited)

As of October 31, 2019

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)

P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.

Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	27	Director of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).

Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	26	Director of CenturyLink Investment Management Company, Director of BlackRidge Financial Inc. from 2004 to 2019 and Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	25

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

2019 Annual Report	43

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	27	None.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.

Trustees who are interested persons (as defined in the 1940 Act) of the trust ("Interested Trustees")

Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen-managed investment trusts and funds.

			30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**

The Aberdeen Fund Complex consists of the Trust, which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.

***

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

44	2019 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Joseph Andolina** Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President – Compliance (Since March 2011)	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. (since 2009).

Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments in July 2007.

Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

2019 Annual Report	45

Management of the Funds (Unaudited) (continued)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)

Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Josh Duitz** Aberdeen Standard Investments Inc. 712 Fifth Ave 49th Floor New York, NY 10019 Year of Birth: 1970	Vice President (Since March 2019)

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Mr. Duitz joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager.

Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)

Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine).

Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.

Brian O’Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.

Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.

46	2019 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2019

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Andrew Kim Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**

Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Cotton, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2019 Annual Report	47

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeen-asset.us

AOE-0390-AR

Item 2. Code of Ethics.

(a) As of October 31, 2019, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2019	$707,767	$0	$199,730	$0
October 31, 2018	$730,734	$0	$199,730	$0

(1)         The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2019 and October 31, 2018 and were $812,167 and $938,080, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 9, 2020

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer
Aberdeen Funds

Date: January 9, 2020